                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number    811-5857
                                                ---------------------

                                 CMG Fund Trust
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                              ---------------------
                     (Name and address of agent for service)

    Registrant's telephone number, including area code:  1-617-426-3698
                                                       ----------------------

                     Date of fiscal year end: 07/31/05
                                             ----------

                     Date of reporting period: 07/31/05
                                              ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[COLUMBIA MANAGEMENT(R) LOGO]


                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP GROWTH FUND
                            CMG LARGE CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2005

                                                      NOT FDIC   MAY LOSE VALUE
                                                      INSURED  NO BANK GUARANTEE

Advised by Columbia Management Advisors, Inc.

Columbia Management is the primary investment management division of Banc of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

                                TABLE OF CONTENTS

Management Discussion of Fund Performance
   CMG Enhanced S&P 500(R) Index Fund                                          1
   CMG Large Cap Growth Fund                                                   6
   CMG Large Cap Value Fund                                                   12
   CMG Mid Cap Growth Fund                                                    18
   CMG Mid Cap Value Fund                                                     23
   CMG Small Cap Growth Fund                                                  29
   CMG Small Cap Value Fund                                                   34
   CMG Small/Mid Cap Fund                                                     39
   CMG International Stock Fund                                               44

Financial Statements
   Financial Highlights                                                       49
   Schedule of Investments                                                    58
   Statements of Assets and Liabilities                                      122
   Statements of Operations                                                  124
   Statements of Changes in Net Assets                                       126
   Notes to Financial Statements                                             131
   Report of Independent Registered Public Accounting Firm                   140
   Unaudited Information                                                     141
   Trustees                                                                  143
   Officers                                                                  145

The views expressed in the Portfolio Commentaries reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                        CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500(R) Index Fund returned 15.32% for the 12-month period ended July 31, 2005. The fund's return was better than that of the S&P 500 Index(1), which was 14.05% for the same period. The average return for the Lipper Large Cap Core Funds Category was 12.60%.(2)

Despite rising energy prices, the US economy continued to grow at a steady pace and inflation remained relatively low during the 12-month period, providing an attractive backdrop for equity investors. In this environment, the best-performing S&P 500 Index sectors were energy and utilities, which advanced 43% and 39%, respectively. The financials, technology and telecommunications sectors were the worst performing areas. Each of these sectors returned approximately 10%.

The fund's performance benefited from our decision to overweight companies in a range of industries. An above-index position in energy company TXU returned 125% for the fund during the period (0.4% of net assets). Rising energy prices boosted profits from the company's lower-cost nuclear and coal-fired generating operations. A position in First American, a provider of business information, also aided results (0.5% of net assets). The stock rose 65% for the fund as a strong housing market fueled profits from the company's real estate business information and services segments. An overweight in Monsanto returned almost 90% for the fund (0.7% of net assets). Monsanto saw prices and international sales of Roundup, its herbicide, increase substantially. The company also gained market share in branded corn seed, and it increased its acreage in genetically-modified crops. Above-index exposure to UnitedHealth Group was also helpful (1.4% of net assets). Recent acquisitions, disciplined cost management and strong pricing boosted profits.

Stocks that disappointed included Wal-Mart Stores and ConocoPhillips (1.4% and 0.2% of net assets, respectively). Wal-Mart declined on poor sales growth, as higher gasoline prices took a meaningful bite out the average customer's disposable income. ConocoPhillips detracted from performance because the fund had less exposure to the stock than the index. Soaring energy prices powered the company's profits and drove the stock up 60%.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                  (%)
   Exxon Mobil                                    3.8
   General Electric                               3.0
   Pfizer                                         2.2
   Microsoft                                      2.1
   Johnson & Johnson                              2.1
   Intel                                          2.0
   International Business Machines                1.7
   JPMorgan Chase                                 1.6
   Citigroup                                      1.6
   ChevronTexaco                                  1.6

We appreciate your continued confidence in CMG Enhanced S&P 500(R) Index Fund.

Vikram Kuriyan has managed the CMG Enhanced S&P 500(R) Index Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.


/s/ Vikram Kuriyan

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

----------
(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Enhanced S&P 500(R) Index Fund                   05/05/03     15.32    15.73
S&P 500 Index                                                     14.05    15.68

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Enhanced S&P 500(R) Index Fund                   05/05/03      8.14    14.50
S&P 500 Index                                                      6.32    14.39

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2005

                     CMG ENHANCED S&P 500(R) INDEX FUND    S&P 500 INDEX
  5/5/2003                             $         10,000    $      10,000
 5/31/2003                             $         10,510    $      10,415
 6/30/2003                             $         10,540    $      10,548
 7/31/2003                             $         10,730    $      10,734
 8/31/2003                             $         10,930    $      10,943
 9/30/2003                             $         10,819    $      10,827
10/31/2003                             $         11,399    $      11,440
11/30/2003                             $         11,479    $      11,541
12/31/2003                             $         12,085    $      12,146
 1/31/2004                             $         12,266    $      12,369
 2/29/2004                             $         12,408    $      12,541
 3/31/2004                             $         12,197    $      12,352
 4/30/2004                             $         12,005    $      12,158
 5/31/2004                             $         12,156    $      12,324
 6/30/2004                             $         12,378    $      12,563
 7/31/2004                             $         12,026    $      12,147
 8/31/2004                             $         12,116    $      12,196
 9/30/2004                             $         12,237    $      12,328
10/31/2004                             $         12,438    $      12,516
11/30/2004                             $         12,961    $      13,023
12/31/2004                             $         13,458    $      13,466
 1/31/2005                             $         13,139    $      13,139
 2/28/2005                             $         13,459    $      13,415
 3/31/2005                             $         13,243    $      13,177
 4/30/2005                             $         12,965    $      12,927
 5/31/2005                             $         13,366    $      13,338
 6/30/2005                             $         13,386    $      13,357
 7/31/2005                             $         13,869    $      13,855

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from May 5, 2003.

UNDERSTANDING YOUR EXPENSES - CMG ENHANCED S&P 500(R) INDEX FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)   FUND'S ANNUALIZED
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL   EXPENSE RATIO (%)
 1,000.00    1,000.00           1,055.59     1,023.55        1.27          1.25             0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Growth Fund returned 14.55% for the 12-month period ended July 31, 2005. The fund performed better than both the Russell 1000 Growth Index(1) and the Lipper Large Cap Growth Funds Category average, which returned 13.04% and 14.20%, respectively, over the same period.(2) Stock selection in the consumer discretionary sector was particularly strong, helping the fund outpace the Russell index. We focused on large-cap companies with strong competitive positions, high sustainable profits, good balance sheets and above-average earnings growth prospects.

The fund's emphasis on high-end retailers in the consumer discretionary sector contributed to its strong return. These companies tended to be less vulnerable to rising gas prices, which can curb the discretionary spending of lower-income consumers. Among the fund's biggest gainers were Chico's FAS, Nordstrom and Coach (0.4%, 0.5% and 1.4% of net assets, respectively). Chico's FAS, a niche women's clothing retailer, benefited from opening new stores and increasing sales. At Nordstrom, new management and a restructuring helped bolster earnings. Specialty retailer Coach saw strong sales from its fashion accessories. Consumer electronics retailer Best Buy also rallied nicely, aided by the redesign of its stores (0.7% of net assets). Elsewhere, hotels, such as Marriott International, saw revenues rise as industry occupancy rates increased while new room construction remained limited (1.1% of net assets).

Stock selection in the consumer staples and financials sectors produced modest gains relative to the index. In consumer staples, the fund benefited from its stake in Altria Group, formerly Phillip Morris (1.0% of net assets). Solid revenue and earnings growth plus easing litigation concerns propelled the stock higher.

The fund's technology stocks moved higher, but did not keep pace with the sector's gains in the index. The fund had a bias toward mega-cap stocks, which did not do nearly as well as relatively smaller companies. We also sold our position in Motorola, missing out on gains that came late in the period. Helping to offset these disappointments was Cognizant Technology Solutions, an Indian outsourcer of programming services (0.3% of net assets). The stock rallied nicely amid strong demand.

Elsewhere, the fund lost ground relative to the index by not owning a few key industrial stocks when they posted their biggest gains. In addition, the fund had a lower stake than the index in energy stocks, which were among the year's best performers. Investments in better-performing, relatively smaller stocks, however, pushed the fund's energy gains ahead of the sector's return in the index.

Gains from the fund's health care stocks kept pace with the sector's return in the index. We downplayed major branded pharmaceuticals, which declined amid concerns over patent expirations and a lack of new blockbuster drugs. Instead, we focused on product-related companies such as Alcon, which makes eye care products (0.5% of net assets). The stock climbed quickly as investors began to recognize its attractive valuation and strong earnings growth. Gains like these far overshadowed losses from companies such as Biogen Idec (no longer in the portfolio), which fell sharply when reported side effects forced the company to pull its new multiple sclerosis drug from the market.

Going forward, we expect continued improved performance from large-cap growth stocks. The excesses of the 1990s that created valuation differences between growth and value stocks have largely disappeared. The gap between small- and large-cap valuations has also closed. In addition, we believe many large-cap growth stocks continue to have strong earnings prospects as the economy heads into the later stages of the current expansion.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Microsoft                                      4.6
     General Electric                               4.2
     Johnson & Johnson                              4.0
     American International Group                   2.1
     International Business Machines                2.1
     Wal-Mart Stores                                2.1
     Dell                                           2.0
     Intel                                          2.0
     Cisco Systems                                  1.9
     Procter & Gamble                               1.9

Thank you for investing in CMG Large Cap Growth Fund.

Paul J. Berlinguet, has managed or co-managed the CMG Large Cap Growth Fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

/s/ Paul J. Berlinguet

Edward Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

/s/ Edward Hickey

Mary Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Mary Ann Ward

Roger Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since January, 2005.

/s/ Roger Sullivan

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

----------
(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Large Cap Growth Fund                            09/10/03     14.55     8.89
Russell 1000 Growth Index                                         13.04     8.79

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR     LIFE
CMG Large Cap Growth Fund                            09/10/03      3.64     7.23
Russell 1000 Growth Index                                          1.68     6.38

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JULY 31, 2005

                     CMG LARGE CAP GROWTH FUND   RUSSELL 1000 GROWTH INDEX
 9/10/2003                         $    10,000                 $    10,000
 9/30/2003                         $     9,690                 $     9,695
10/31/2003                         $    10,230                 $    10,240
11/30/2003                         $    10,380                 $    10,347
12/31/2003                         $    10,627                 $    10,705
 1/31/2004                         $    10,817                 $    10,924
 2/29/2004                         $    10,888                 $    10,994
 3/31/2004                         $    10,778                 $    10,789
 4/30/2004                         $    10,488                 $    10,664
 5/31/2004                         $    10,768                 $    10,862
 6/30/2004                         $    10,948                 $    10,998
 7/31/2004                         $    10,257                 $    10,377
 8/31/2004                         $    10,127                 $    10,326
 9/30/2004                         $    10,337                 $    10,424
10/31/2004                         $    10,557                 $    10,587
11/30/2004                         $    11,047                 $    10,951
12/31/2004                         $    11,507                 $    11,380
 1/31/2005                         $    11,235                 $    11,000
 2/28/2005                         $    11,346                 $    11,117
 3/31/2005                         $    11,154                 $    10,914
 4/30/2005                         $    10,872                 $    10,707
 5/31/2005                         $    11,387                 $    11,225
 6/30/2005                         $    11,347                 $    11,184
 7/31/2005                         $    11,749                 $    11,730

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from September 10, 2003.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL       EXPENSE RATIO (%)
 1,000.00     1,000.00          1,045.82     1,022.32        2.54         2.51                  0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Value Fund returned 15.41% for the 12-month period ended July 31, 2005. The Russell 1000 Value Index(1) returned 19.04%, and the average return of the Lipper Multi-Cap Value Funds Category was 17.55%.(2) Investor sentiment was highly variable over much of the period, at times favoring smaller, more speculative issues, then tilting toward shares of larger, more stable companies. Fund results tracked the fortunes of larger companies, doing well when large-cap value stocks were in favor but failing to keep up during more speculative periods.

Utilities were the period's strongest sector. Shares of TXU continued to move higher, reflecting the company's successful turnaround and restructuring efforts (0.8% of net assets). The fund also enjoyed outstanding gains from Exxon Mobil, ConocoPhillips and Marathon Oil, all beneficiaries of rising oil prices as vigorous demand collided with tight supply (4.2%. 3.2% and 0.8% of net assets, respectively).

The fund benefited by having slightly less exposure than the index to consumer discretionary issues. We avoided the troubled auto sector and maintained low exposure to the poor-performing media segment. Retail issues with attractive valuations and compelling turnaround stories stood out during the period. A new CEO revitalized Office Depot (no longer in the portfolio) by, among other measures, closing unproductive stores. J.C. Penney continued to deliver on its commitment to broaden profit margins and Federated Department Stores also rose (0.7% and 1.4% of net assets, respectively). Consumer outlays got an added boost from lower mortgage rates that spawned a new wave of refinancing, freeing up extra cash.

The fund had slightly less exposure to health care than the index, where stock selection also aided results. Aetna and CIGNA continued to move ahead during the period (1.0% and 0.6% of net assets, respectively). Both companies benefited from favorable pricing conditions in the industry as well as specific steps taken to increase profit margins.

Weakness in capital markets hurt the performance of JPMorgan Chase and Merrill Lynch (2.0% and 0.7% of net assets, respectively). Ongoing investigations into questionable business practices weighed on shares of insurance broker Marsh & McLennan Companies (no longer in the portfolio). American International Group, a major casualty insurer whose longtime CEO was forced to resign, also declined (0.8% of net assets). Late in the period, sluggish mortgage conditions drove down mortgage insurer Ambac Financial Group (0.7% of net assets) and Freddie Mac (no longer in the portfolio), a major participant in the mortgage business.

In technology, stock selection was unproductive. International Business Machines continued to fall short of earnings expectations (0.9% of net assets). Lexmark International, a maker of printers, faced an increasingly competitive environment as aggressive tactics from a major competitor signaled a fight to recapture market share lost to Lexmark International over recent years (0.6% of net assets).

The fund's exposure to consumer staples stocks, a sector that has historically held up well when the economy slows, remained higher than the index. However, Kraft Foods (0.8% of net assets) and ConAgra Foods (no longer in the portfolio) both declined on disappointing earnings reports: Kraft had led investor expectations higher, then failed to meet stated goals. Price competition among smokeless tobacco products hurt results at UST, whose well-established Skoal brand is under attack from generics (0.4% of net assets).

The annualized rate of growth in the US economy remained above three percent and employment trends were favorable. While summer business activity received a boost from auto price promotions, consumer spending now appears vulnerable with the national savings rate at zero and energy prices carving ever-larger holes in budgets. Also threatening the recovery are higher interest rates--the Federal Reserve Board has increased short-term rates ten times since June 2004.(3) Against that background, we have structured the portfolio to reflect our expectations of an economic cool down, reflected in the fund's emphasis on consumer staples companies. In addition, as the period closed we were reexamining our commitments in the industrial sector.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Exxon Mobil                                    4.2
     General Electric                               3.9
     Citigroup                                      3.8
     ConocoPhillips                                 3.2
     SBC Communications                             2.1
     BP PLC                                         2.0
     Wells Fargo                                    2.0
     U.S. Bancorp                                   2.0
     JPMorgan Chase                                 2.0
     United Technologies                            1.9

Thank you for investing in CMG Large Cap Value Fund.

Brian Cunningham has co-managed the CMG Large Cap Value Fund since November 2003 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Brian Cunningham

Gregory M. Miller has co-managed the fund since May 2003 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Gregory M. Miller

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

/s/ Richard Dahlberg

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

----------
(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

(3)  The tenth increase occurred on August 9, 2005.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Large Cap Value Fund                              09/10/03    15.41    14.06
Russell 1000 Value Index                                          19.04    17.75

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Large Cap Value Fund                             09/10/03     10.56    13.19
Russell 1000 Value Index                                          14.06    16.80

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JULY 31, 2005

                    CMG LARGE CAP VALUE FUND    RUSSELL 1000 VALUE INDEX
 9/10/2003                      $     10,000                 $    10,000
 9/30/2003                      $      9,820                 $     9,781
10/31/2003                      $     10,190                 $    10,380
11/30/2003                      $     10,230                 $    10,521
12/31/2003                      $     10,904                 $    11,169
 1/31/2004                      $     11,045                 $    11,365
 2/29/2004                      $     11,345                 $    11,609
 3/31/2004                      $     11,265                 $    11,506
 4/30/2004                      $     10,994                 $    11,226
 5/31/2004                      $     11,004                 $    11,340
 6/30/2004                      $     11,315                 $    11,608
 7/31/2004                      $     11,114                 $    11,444
 8/31/2004                      $     11,244                 $    11,607
 9/30/2004                      $     11,424                 $    11,787
10/31/2004                      $     11,544                 $    11,982
11/30/2004                      $     12,035                 $    12,589
12/31/2004                      $     12,375                 $    13,010
 1/31/2005                      $     12,183                 $    12,781
 2/28/2005                      $     12,581                 $    13,204
 3/31/2005                      $     12,398                 $    13,023
 4/30/2005                      $     12,234                 $    12,790
 5/31/2005                      $     12,438                 $    13,098
 6/30/2005                      $     12,510                 $    13,241
 7/31/2005                      $     12,827                 $    13,624

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from September 10, 2003.

UNDERSTANDING YOUR EXPENSES - CMG LARGE CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL      EXPENSE RATIO (%)
 1,000.00      1,000.00          1,052.91     1,022.32        2.55         2.51                0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Growth Fund returned 28.17% for the 12-month period ended July 31, 2005. The fund's performance exceeded the 25.65% return of the Russell MidCap Growth Index(1) and the 22.58% average of the Lipper Mid Cap Growth Funds Category for the same period.(2) Strong stock selection drove the fund's outperformance.

The consumer discretionary sector had the greatest positive impact on performance in the reporting period. Although the fund had less exposure to the sector than its benchmark, its holdings performed strongly. Chico's FAS, Coach and Urban Outfitters made the greatest contributions (1.9%, 1.4% and 1.6% of net assets, respectively). These three stocks have been a core part of the fund's retail holdings since July 2004 and we believe they represent good long-term growth vehicles because all have demonstrated the potential to open new stores, make efficient use of technology to reach customers and control costs. In addition, they serve an affluent demographic group that tends to be less sensitive to changes in the economic environment.

Stock selection was strongest within the materials sector, helped by a favorable environment for commodities. Potash Corp. of Saskatchewan, Inc., which benefited from demand for fertilizer, and Phelps Dodge, a producer of copper took advantage of favorable pricing trends (1.7% and 0.8% of net assets, respectively).

The energy sector was a top contributor to fund performance as oil and natural gas prices continued their strong rise. The fund's holdings slightly outperformed the index, and we maintained an overweight position in the sector. Stand-out performers included exploration and production companies XTO Energy and EOG Resources (1.0% and 1.1% of net assets, respectively). Peabody Energy also advanced as higher oil and gas prices made coal a relatively more attractive energy source (0.6% of net assets).

Within the information technology sector, we restructured the portfolio last summer to eliminate commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. These changes were key to the sector's strong performance relative to the index during this reporting period. Marvell Technology Group, which is levered to markets characterized by massive unit numbers, such as transceivers, power management and storage, was one of the fund's top performers (1.8% of net assets). NVIDIA, with its high-end graphics processing chips, and Broadcom, whose chips are used in the communications and networking markets, also performed well (0.3% and 1.0% of net assets, respectively). Cognizant Technology Solutions, an IT services provider and a long-time holding, continued to grow at an annual rate of 30% or more as corporations took advantage of the large, technically skilled, English speaking work force in India (1.0% of net assets).

Although no sectors posted a loss in the period, the fund experienced relative weakness in the health care, financial and utilities sectors, where we were underweight and the fund's holdings underperformed. In health care, the fund could not overcome the loss sustained when Elan Pharmaceuticals pulled Tysabri, a new drug treating multiple sclerosis, off the market only a few weeks after launch. We sold the stock at a substantial loss. In financials, the fund was hurt by not owning--or not owning enough of--some of the sector's best performers. Finally, relative performance took a small hit in utilities, which is not an area where we typically seek growth stocks and where we failed to capitalize on strong performers.

We continue to believe that the economy has the potential to continue growing at a healthy rate, and the portfolio is positioned accordingly. We remain bullish longer term on energy. Earnings are currently very strong in the materials and industrials sectors, but we are watchful for signs of decelerating growth. At the margin, we took profits from the most cyclical parts of the portfolio and redeployed these into traditional growth segments, such as health care and technology. In addition, with interest rate increases likely winding down, we believe that traditional growth segments such as health care, technology and consumer discretionary sectors are poised to provide compelling returns.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Chico's FAS                                    1.9
     XM Satellite Radio Holdings                    1.8
     Marvell Technology Group                       1.8
     Corporate Executive Board                      1.7
     Potash Corp. of Saskatchewan                   1.7
     Urban Outfitters                               1.6
     Tempur-Pedic International                     1.4
     Coach                                          1.4
     Robert Half International                      1.3
     Corn Products International                    1.2

Thank you for investing in the CMG Mid Cap Growth Fund.

Kenneth A. Korngiebel has managed the CMG Mid Cap Growth Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

----------
(1) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Mid Cap Growth Fund                              05/05/03     28.17    16.80
Russell Midcap Growth Index                                       25.65    23.97

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Mid Cap Growth Fund                              05/05/03      9.74    14.19
Russell Midcap Growth Index                                       10.86    21.77

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2005

                    CMG MID CAP GROWTH FUND    RUSSELL MIDCAP GROWTH INDEX
  5/5/2003                      $    10,000                   $     10,000
 5/31/2003                      $    10,580                   $     10,675
 6/30/2003                      $    10,730                   $     10,828
 7/31/2003                      $    10,930                   $     11,214
 8/31/2003                      $    11,470                   $     11,832
 9/30/2003                      $    10,849                   $     11,603
10/31/2003                      $    11,739                   $     12,538
11/30/2003                      $    12,059                   $     12,874
12/31/2003                      $    12,165                   $     13,014
 1/31/2004                      $    12,445                   $     13,444
 2/29/2004                      $    12,415                   $     13,669
 3/31/2004                      $    12,265                   $     13,643
 4/30/2004                      $    11,705                   $     13,259
 5/31/2004                      $    11,865                   $     13,572
 6/30/2004                      $    12,125                   $     13,787
 7/31/2004                      $    11,045                   $     12,875
 8/31/2004                      $    10,835                   $     12,716
 9/30/2004                      $    11,295                   $     13,191
10/31/2004                      $    11,746                   $     13,638
11/30/2004                      $    12,456                   $     14,341
12/31/2004                      $    13,057                   $     15,028
 1/31/2005                      $    12,847                   $     14,626
 2/28/2005                      $    13,137                   $     14,996
 3/31/2005                      $    12,736                   $     14,777
 4/30/2005                      $    12,096                   $     14,192
 5/31/2005                      $    13,066                   $     15,005
 6/30/2005                      $    13,306                   $     15,284
 7/31/2005                      $    14,158                   $     16,175

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from May 5, 2003.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL       EXPENSE RATIO (%)
 1,000.00     1,000.00          1,102.00     1,021.32        3.65        3.51                  0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Value Fund returned 22.14% for the 12-month period ended July 31, 2005. The fund's return was less than the 31.15% return of the Russell Midcap Value Index(1) for the same period.

Mid-cap value stocks were among the best-performing asset classes during the year ended July 31, 2005. They benefited from broadly improving business conditions and the positive impact of a strong economy on mid-capitalization companies. The fund's investments in energy and health care aided overall performance. Both sectors demonstrated strong business prospects. Investments in utility stocks, which benefited from increased investor interest in owning dividend-paying stocks, also made a positive contribution to performance.

The fund's position in stocks that tend to be sensitive to economic activity, such as consumer discretionary and industrial companies, held back its performance versus its benchmark. Investor concerns about the impact of rising energy and raw materials costs on order trends and the impact of rising interest rates on consumer spending, appeared to hold back these sectors. However, these broad concerns have not changed our view that the economy remains strong, that pricing power is returning to the industrial sector, and that the consumer should continue to benefit from an overall benign interest rate environment.

Oil prices approached $60 per barrel during the period. This price increase benefited many stocks in the energy sector. US-based off-shore drilling companies, such as Transocean and Noble, were the sector's strongest performers for the fund. Peabody Energy, a domestic coal mining company, also performed well as utilities drew down their inventories of coal to maintain electricity production levels. As with energy stocks, utilities experienced increased investor interest, presumably because of rising electricity prices and for their high dividend yields. The fund's investments in Exelon, Constellation Energy Group and Edison International, utilities that tend to do well when power prices rise, all performed very well.

In health care, IVAX did well as the pharmaceutical manufacturer received a buyout offer. Wellpoint, a health care insurer, was one of the fund's strongest performers during the year as program enrollment and cost trends were both positive. We sold the stock and took profits. Finally, Community Health Systems, which owns and operates hospitals in smaller cities, also benefited from improved admissions and cost trends.(2)

While stocks in the industrial sector did well overall, stock selection detracted from the fund's gains in the sector. Strong performance from investments in companies with exposure to the upturning aerospace cycle, such as Goodrich, were offset to some extent by negative performance from Ingersoll-Rand, Parker Hannifin, and American Standard, which lost ground relative to the sector as investors expressed their concerns over industrial order trends.

The fund also had mixed results from its investments in businesses tied more directly to the consumer. Federated Department Stores, a leading department store chain, did particularly well as management focused improving store operations. Also, Harrah's Entertainment, now the world's largest casino company, benefited from increased leisure spending and was the best-performing stock in the sector. By contrast, Lear and Superior Industries International, both suppliers of parts to major automobile makers, suffered from cost and competitive pressures and detracted from the fund's performance. Also, a weak advertising climate appeared to have hurt New York Times, and its share price declined during the period. All three stocks were eliminated from the portfolio.

We believe that the fund is well positioned to take advantage of the opportunities in mid-cap stocks. We plan to continue the fund's focus on attractively-valued companies that offer earnings growth potential through sales growth and profit margin expansion. In addition, we continue to seek companies that produce rising returns on capital and that return a portion of earnings to shareholders in the form of dividend payments. Companies that repurchase their own shares are also attractive candidates for the portfolio.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Excelon                                        1.5
     Edison International                           1.4
     PG&E                                           1.4
     Golden West Financial                          1.4
     Entergy                                        1.3
     Host Marriott                                  1.3
     Marshall & Ilsley                              1.2
     XTO Energy                                     1.2
     Constellation Energy Group                     1.2
     Amerada Hess                                   1.2

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Diane L. Sobin has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ Diane L. Sobin

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ David I. Hoffman

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ Lori J. Ensinger

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

/s/ Noah J. Petrucci

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

----------
(1) The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

(2) Holdings are disclosed as a percentage of net assets on July 31, 2005, and are subject to change: Transocean (0.8%), Noble (0.9%), Peabody Energy (1.0%), Exelon (1.5%), Constellation Energy Group (1.2%), Edison International (1.4%), IVAX (0.5%), Community Health Systems (0.7%), Goodrich (1.0%), Ingersoll-Rand (1.0%), Parker Hannifin (0.8%), American Standard (0.6%), Federated Department Stores (0.6%), Harrah's Entertainment (0.9%).

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Mid Cap Value Fund                               05/05/03     22.14    21.26
Russell Midcap Value Index                                        31.15    30.08

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Mid Cap Value Fund                               05/05/03     11.77    19.65
Russell Midcap Value Index                                        21.80    28.63

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2005

                  CMG MID CAP VALUE FUND     RUSSELL MIDCAP VALUE INDEX
  5/5/2003                 $      10,000                    $    10,000
 5/31/2003                 $      10,320                    $    10,719
 6/30/2003                 $      10,370                    $    10,794
 7/31/2003                 $      10,690                    $    11,130
 8/31/2003                 $      10,970                    $    11,525
 9/30/2003                 $      10,770                    $    11,435
10/31/2003                 $      11,491                    $    12,274
11/30/2003                 $      11,710                    $    12,630
12/31/2003                 $      12,214                    $    13,176
 1/31/2004                 $      12,424                    $    13,524
 2/29/2004                 $      12,804                    $    13,858
 3/31/2004                 $      12,804                    $    13,880
 4/30/2004                 $      12,563                    $    13,293
 5/31/2004                 $      12,793                    $    13,633
 6/30/2004                 $      13,164                    $    14,120
 7/31/2004                 $      12,604                    $    13,737
 8/31/2004                 $      12,523                    $    13,958
 9/30/2004                 $      12,884                    $    14,364
10/31/2004                 $      13,003                    $    14,696
11/30/2004                 $      13,725                    $    15,690
12/31/2004                 $      14,155                    $    16,299
 1/31/2005                 $      13,901                    $    15,919
 2/28/2005                 $      14,399                    $    16,474
 3/31/2005                 $      14,318                    $    16,425
 4/30/2005                 $      13,832                    $    15,991
 5/31/2005                 $      14,298                    $    16,652
 6/30/2005                 $      14,714                    $    17,196
 7/31/2005                 $      15,394                    $    18,016

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from May 5, 2003.

UNDERSTANDING YOUR EXPENSES - CMG MID CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL       EXPENSE RATIO (%)
 1,000.00     1,000.00          1,108.00     1,021.32        3.66         3.51                 0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Growth Fund returned 19.47% for the 12-month period ended July 31, 2005. For the same period, the Russell 2000 Growth Index(1) and the Lipper Small Cap Growth Funds Category average, returned 22.58% and 22.12%, respectively.(2) The fund benefited as solid earnings growth fueled strong gains for small-cap stocks. In this environment, we focused on higher quality small-cap companies with healthy balance sheets, attractive business models and strong management teams. Although this strategy worked well, shortfalls in the health care, energy, consumer discretionary and industrials sectors hampered returns relative to the Russell index.

Technology stocks were the biggest drivers of the fund's gains. We found some of the best opportunities in software and technology services companies. Standouts included Retek (no longer in the portfolio) and Itron (0.9% of net assets). Retek makes software that helps retailers with merchandise projections. The company was bought out at a nice premium during the period. Itron, which makes gas and electric meters that can be read wirelessly, benefited as utilities companies increased spending. Gains from these and other tech stocks more than offset losses from PalmSource (no longer in the portfolio) and Magma Design Automation (0.7% of net assets). PalmSource fell after it failed to sign up new customers for its smart phone operating system. Magma Design Automation, a company that helps automate semiconductor design, declined over an intellectual property dispute.

Financials also were strong contributors to performance. The fund benefited from owning companies that would profit from an improving stock market. Investment banker Greenhill did especially well as merger and acquisition activity picked up (1.0% of net assets). Investments in specialty insurance companies and small entrepreneurial banks also boosted returns.

Health care and energy stocks rallied, but the fund's holdings trailed the sector's respective returns in the index. In health care, we focused on medical products companies. Our biggest disappointments were biotechnology and specialty pharmaceutical stocks that fell sharply when new products did not roll out as expected. Detractors included QLT, a company with treatments for macular degeneration and prostate cancer (0.5% of net assets). Growing competitive pressures and insurance reimbursement issues hampered QLT's revenues, which caused a sharp drop in the stock price.

Energy stocks produced sizeable gains, fueled by rising oil and gas prices. We focused on developing exploration and production companies with unproven reserves. While these stocks rallied nicely, they did not do nearly as well as companies with proven reserves.

Consumer discretionary and industrial stock returns also hindered performance relative to the index. The fund owned media stocks that languished as advertisers shifted spending to alternative outlets, such as the Internet. In addition, certain retailing investments declined sharply when their earnings fell short of investor expectations. Most notable was Sharper Image (no longer in the portfolio), which suffered from weak execution and a lack of new product introductions. Offsetting these losses were strong gains from Jarden and Gaylord Entertainment (1.3% and 1.2% of net assets, respectively). Jarden is a consumer products conglomerate that seeks to increase its earnings through strategic acquisitions. Gaylord Entertainment develops and manages hotel and convention centers. In industrials, relocation firm Sirva (no longer in the portfolio) saw its stock price tumble as demand softened in Europe and accounting problems surfaced at its US insurance subsidiary.

Going forward, we believe that small-cap stocks stand to benefit from a pickup in merger and acquisition activity as well as a stronger US dollar. Within the small cap sector, valuations on growth stocks also appear more attractive than those on value stocks. While we recognize that the gap between small- and large-cap stock valuations has narrowed, we believe small-cap stocks can continue to offer superior earnings growth prospects that will attract investors.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Advisory Board                                 1.3
     Jarden                                         1.3
     Global Imaging Systems                         1.2
     Gaylord Entertainment                          1.2
     Scientific Games                               1.2
     UAP Holding                                    1.1
     Pinnacle Entertainment                         1.1
     Entegris                                       1.1
     Foundry Networks                               1.1
     Ultratech                                      1.1

Thank you for investing in CMG Small Cap Growth Fund.

Paul J. Berlinguet has managed or co-managed the CMG Small Cap Growth Fund since November 2003 and has been with the advisor since 2003.


/s/ Paul J. Berlinguet

Thomas P. Lettenberger has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 2000.


/s/ Thomas P. Lettenberger

Steven R. Lilly has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since 1995.


/s/ Steven R. Lilly

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

----------
(1) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR     LIFE
CMG Small Cap Growth Fund                            05/05/03     19.47    20.76
Russell 2000 Growth Index                                         22.58    23.78

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Small Cap Growth Fund                            05/05/03      1.73    18.23
Russell 2000 Growth Index                                          4.29    20.97

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2005

                  CMG SMALL CAP GROWTH FUND    RUSSELL 2000 GROWTH INDEX
  5/5/2003                   $       10,000              $        10,000
 5/31/2003                   $       10,750              $        10,776
 6/30/2003                   $       11,010              $        10,984
 7/31/2003                   $       11,530              $        11,814
 8/31/2003                   $       12,060              $        12,449
 9/30/2003                   $       11,620              $        12,134
10/31/2003                   $       12,851              $        13,182
11/30/2003                   $       13,141              $        13,612
12/31/2003                   $       13,483              $        13,673
 1/31/2004                   $       14,037              $        14,391
 2/29/2004                   $       14,197              $        14,369
 3/31/2004                   $       14,410              $        14,437
 4/30/2004                   $       13,760              $        13,712
 5/31/2004                   $       13,781              $        13,985
 6/30/2004                   $       14,100              $        14,451
 7/31/2004                   $       12,769              $        13,153
 8/31/2004                   $       12,450              $        12,870
 9/30/2004                   $       13,163              $        13,582
10/31/2004                   $       13,450              $        13,912
11/30/2004                   $       14,399              $        15,088
12/31/2004                   $       14,895              $        15,629
 1/31/2005                   $       14,085              $        14,926
 2/28/2005                   $       14,288              $        15,131
 3/31/2005                   $       13,771              $        14,563
 4/30/2005                   $       12,926              $        13,637
 5/31/2005                   $       13,826              $        14,598
 6/30/2005                   $       14,343              $        15,070
 7/31/2005                   $       15,255              $        16,121

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from May 5, 2003.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL      EXPENSE RATIO (%)
 1,000.00      1,000.00          1,083.11      1,020.83       4.13         4.01                 0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Value Fund returned 23.57% for the 12-month period ended July 31, 2005. The fund generated strong performance as small-cap value stocks continued to lead the markets. The Russell 2000 Value Index(1) returned 26.72% and the average return of the Lipper Small Cap Value Funds Category was 24.19% over the same period.(2)

We continued to focus on companies with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. The fund lost some ground relative to the Russell index because it did not own companies with high levels of debt on their balance sheets. These lower quality companies rallied sharply across most sectors. However, we believe that the fund's focus on higher quality companies is prudent for the longer term. In addition, for much of the period, the fund owned more stocks than the index at the smaller end of the small-cap range. The smallest small-cap stocks trailed larger small-cap stocks in the index during the first half of 2005.

The fund's biggest gains came from strong stock selection in the financials and technology sectors. Financials stocks rose sharply during the year, buoyed by historically low interest rates and a rising stock market. The fund's financial stocks did even better than the average gain posted by financials in the Russell index. Winners included banks, specialty finance companies, insurers and real estate investment trusts (REITs). The fund had a more modest stake in financials than the index because it did not have as much of an emphasis on interest-rate sensitive REITs and thrifts.

Overall, technology stocks posted solid gains, and our decision to focus on higher quality stocks produced returns that were well ahead of the sector's return in the index. The fund benefited both from avoiding major disappointments and from owning a broad array of standouts that included a tech distribution company, software firms, semiconductor and semiconductor equipment companies and an IT service and staffing enterprise.

As strong global demand and improved pricing fueled a strong rally in materials stocks, the fund did well by investing in coal, titanium, steel and building materials companies. We cut back on steel stocks in early 2005, which helped performance as steel prices softened.

Investments in the industrials and health care sectors were the main deterrents to relative performance. The higher quality stocks the fund owned did not perform as well as highly leveraged, lower quality companies during this period. In industrials, the fund also held a few smaller industrial stocks that lost ground when the companies reported moderately disappointing earnings. In health care, we avoided more speculative biotechnology and pharmaceutical companies, many of which rebounded from earlier lows. A few of the fund's health care investments also faltered for company-specific reasons. They included a funeral home, a contract service company and a specialty pharmaceutical firm.

The fund also lost ground relative to the index from investments in higher quality consumer staples, utilities and energy stocks. Returns from the fund's utilities and energy stocks were quite strong, but trailed each sector's return in the index. The fund did not own highly leveraged refiners and more expensive exploration and production stocks, which were the sector leaders. But those missed opportunities were, in part, offset by having a larger stake in energy stocks than the index.

Late in the period, we trimmed economically-sensitive industrials and materials stocks and shifted toward health care and consumer staples names, which we believe had potential for more predictable earnings growth. Going forward, we expect to see less of a discrepancy between large-cap and small-cap stock performance. With that expectation in mind, we raised the fund's median market cap to bring it more in line with the index. We plan to maintain the fund's focus on companies with stronger balance sheets, which we believe have the potential to be long-term winners.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Lufkin Industries                              1.3
     Watsco                                         1.0
     American Greetings                             1.0
     Precision Castparts                            0.9
     Eagle Materials                                0.9
     Kindred Healthcare                             0.9
     Corus Bankshares                               0.9
     Pediatrix Medical Group                        0.9
     GameStop                                       0.9
     Building Material Holdings                     0.9

Thank you for investing in CMG Small Cap Value Fund.

Stephen Barbaro has managed the CMG Small Cap Value Fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Stephen Barbaro

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

----------
(1) The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Small Cap Value Fund                             05/05/03     23.57    28.57
Russell 2000 Value Index                                          26.72    29.68
Russell 2000 Index                                                24.78    26.82

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Small Cap Value Fund                             05/05/03     11.44    26.49
Russell 2000 Value Index                                          14.39    27.69
Russell 2000 Index                                                 9.45    24.41

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2005

                    CMG SMALL CAP VALUE FUND   RUSSELL 2000 VALUE INDEX    RUSSELL 2000 INDEX
  5/5/2003                      $     10,000                $    10,000         $      10,000
 5/31/2003                      $     10,510                $    10,766         $      10,771
 6/30/2003                      $     10,720                $    10,948         $      10,966
 7/31/2003                      $     11,291                $    11,494         $      11,652
 8/31/2003                      $     11,820                $    11,931         $      12,186
 9/30/2004                      $     11,710                $    11,794         $      11,961
10/31/2003                      $     12,660                $    12,755         $      12,965
11/30/2003                      $     13,160                $    13,245         $      13,426
12/31/2003                      $     13,619                $    13,724         $      13,698
 1/31/2004                      $     14,119                $    14,199         $      14,293
 2/29/2004                      $     14,353                $    14,475         $      14,421
 3/31/2004                      $     14,619                $    14,674         $      14,555
 4/30/2004                      $     14,017                $    13,916         $      13,813
 5/31/2004                      $     14,109                $    14,084         $      14,033
 6/30/2004                      $     14,885                $    14,800         $      14,623
 7/31/2004                      $     14,200                $    14,119         $      13,639
 8/31/2004                      $     14,139                $    14,257         $      13,570
 9/30/2004                      $     14,722                $    14,822         $      14,206
10/31/2004                      $     14,926                $    15,051         $      14,486
11/30/2004                      $     16,285                $    16,386         $      15,742
12/31/2004                      $     16,741                $    16,778         $      16,208
 1/31/2005                      $     16,151                $    16,129         $      15,532
 2/28/2005                      $     16,523                $    16,450         $      15,795
 3/31/2005                      $     16,250                $    16,111         $      15,343
 4/30/2005                      $     15,288                $    15,280         $      14,464
 5/31/2005                      $     15,923                $    16,212         $      15,411
 6/30/2005                      $     16,590                $    16,928         $      16,006
 7/31/2005                      $     17,549                $    17,892         $      17,021

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from May 5, 2003.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL      EXPENSE RATIO (%)
 1,000.00      1,000.00          1,086.58     1,020.83        4.14         4.01                 0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small/Mid Cap Fund returned 31.01% for the 12-month period ended July 31, 2005. The fund outpaced the Russell 2500 Growth Index(1), which returned 24.16% for the same period. The fund also outperformed its peer group. The average return for the Lipper Mid Cap Growth Funds Category was 22.58%.(2) The fund outperformed due to strong stock selection across a number of sectors.

Last summer, we restructured the information technology sector to eliminate commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. This led to strong performance through out the reporting period such that information technology made the greatest contribution to the fund's total return. Communications-related stocks led performance: F5 Networks rose 61% on the back of a new product cycle, and SiRF Technology Holdings, which makes chipsets for global positioning systems for consumer and business applications, performed strongly (1.0% and 1.8% of net assets, respectively). CACI International advanced on steady demand for systems integration services geared to the government marketplace (0.6% of net assets).

Although the fund was underweight in health care, stocks selected for the portfolio outperformed their benchmark counterparts. Investors viewed DaVita's purchase of Gambro Healthcare's US dialysis service business favorably, Kinetic Concepts advanced with increased market penetration of its wound care product, and we took gains in IVAX when it was acquired (1.1% and 0.6% of net assets). Although Salix Pharmaceuticals experienced a slow start for new drug Xiphaxan, our patience was rewarded as the stock rebounded later in the period (1.4% of net assets).

The fund's holdings in the materials sector outperformed considerably, helped by a favorable market for commodities. Potash Corp. of Saskatchewan benefited from continued strong pricing in the fertilizer market and was the leading contributor to performance (1.7% of net assets). We were disappointed by Lyondell Chemical, however, which was purchased too late in the cycle and was eventually sold.

The consumer discretionary sector also made significant contributions to the fund's return. Urban Outfitters was a solid stock and one that we believe has good long-term growth prospects (2.0% of net assets). XM Satellite Radio Holdings performed well as it introduced new form factors for its radio satellite offering and as service subscribers increased (1.4% of net assets). The industrial sector also contributed to returns. United Defense Industries' stock price rose on news of its acquisition by BAE Systems, and the stock was sold from the portfolio. Joy Global reported significantly higher than expected earnings driven by demand for its mining equipment (1.2% of net assets). Dycom Industries was sold during the period, as delays in anticipated customer spending caused the stock to falter for several quarters.

No sectors posted a loss in the reporting period, but the fund experienced some relative weakness in the energy and utilities sectors. The advantage of an overweight position in the energy sector was partially offset by lack of exposure to some of the best performing names. The fund was also slightly hurt by a lack of exposure to the utilities sector, as this sector typically is not a high growth area.

In general, we believe that the economy has the potential to continue growing at a healthy rate and the portfolio is positioned accordingly. We remain bullish longer term on energy. Earnings are currently very strong in the materials and industrials sectors, but we are watchful for signs of decelerating growth. At the margin, we took profits from the most cyclical parts of the portfolio and redeployed these into traditional growth segments, such as health care and technology. We believe the Federal Reserve Board is reaching the later innings of increasing the fed funds rate, traditional growth stocks should do well, and many of these are typically found in the health care, technology and consumer discretionary sectors.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Urban Outfitters                               2.0
     SiRF Technology Holdings                       1.8
     Affiliated Managers Group                      1.7
     Tempur-Pedic International                     1.7
     Potash Corp. of Saskatchewan                   1.7
     HealthExtras                                   1.6
     XM Satellite Radio Holdings                    1.4
     Salix Pharmaceuticals                          1.4
     Terex                                          1.4
     Huron Consulting Group                         1.2

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Kenneth A. Korngiebel has managed the CMG Small/Mid Cap Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

----------
(1) The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index that tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Small/Mid Cap Fund                               12/01/00     31.01     3.02
Russell 2500 Growth Index                                         24.16     3.76
Russell 2500 Index                                                26.77    11.59

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION   1-YEAR    LIFE
CMG Small/Mid Cap Fund                               12/01/00     12.98     1.67
Russell 2500 Growth Index                                          7.46     2.41
Russell 2500 Index                                                12.73    10.42

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, DECEMBER 1, 2000 TO JULY 31, 2005

                       CMG SMALL/MID CAP FUND    RUSSELL 2500 GROWTH INDEX    RUSSELL 2500 INDEX
11/30/2000                        $    10,000               $       10,000            $   10,000
12/31/2000                        $    10,830               $       10,620            $   10,861
 1/31/2001                        $    10,780               $       11,308            $   11,218
 2/28/2001                        $     9,480               $        9,563            $   10,496
 3/31/2001                        $     8,650               $        8,506            $    9,920
 4/30/2001                        $     9,689               $        9,802            $   10,796
 5/31/2001                        $     9,710               $       10,086            $   11,120
 6/30/2001                        $     9,640               $       10,314            $   11,278
 7/31/2001                        $     9,290               $        9,554            $   10,875
 8/31/2001                        $     8,730               $        8,919            $   10,518
 9/30/2001                        $     7,659               $        7,522            $    9,157
10/31/2001                        $     7,999               $        8,264            $    9,630
11/30/2001                        $     8,499               $        8,978            $   10,409
12/31/2001                        $     8,900               $        9,470            $   10,993
 1/31/2002                        $     8,650               $        9,065            $   10,857
 2/28/2002                        $     8,290               $        8,505            $   10,667
 3/31/2002                        $     8,740               $        9,190            $   11,404
 4/30/2002                        $     8,580               $        8,885            $   11,376
 5/31/2002                        $     8,420               $        8,438            $   11,042
 6/30/2002                        $     7,840               $        7,662            $   10,420
 7/31/2002                        $     7,081               $        6,710            $    9,177
 8/31/2002                        $     7,030               $        6,709            $    9,204
 9/30/2002                        $     6,690               $        6,202            $    8,475
10/31/2002                        $     6,960               $        6,559            $    8,751
11/30/2002                        $     7,270               $        7,168            $    9,465
12/31/2002                        $     6,870               $        6,715            $    9,038
 1/31/2003                        $     6,890               $        6,569            $    8,797
 2/28/2003                        $     6,770               $        6,416            $    8,586
 3/31/2003                        $     6,860               $        6,501            $    8,668
 4/30/2003                        $     7,271               $        7,068            $    9,440
 5/31/2003                        $     7,881               $        7,817            $   10,368
 6/30/2003                        $     8,060               $        7,978            $   10,566
 7/31/2003                        $     8,300               $        8,509            $   11,134
 8/31/2003                        $     8,691               $        8,965            $   11,650
 9/30/2003                        $     8,271               $        8,772            $   11,491
10/31/2003                        $     9,071               $        9,493            $   12,399
11/30/2003                        $     9,371               $        9,814            $   12,866
12/31/2003                        $     9,441               $        9,825            $   13,150
 1/31/2004                        $     9,671               $       10,235            $   13,630
 2/29/2004                        $     9,752               $       10,330            $   13,841
 3/31/2004                        $     9,622               $       10,366            $   13,924
 4/30/2004                        $     9,242               $        9,927            $   13,256
 5/31/2004                        $     9,392               $       10,133            $   13,526
 6/30/2004                        $     9,551               $       10,380            $   13,971
 7/31/2004                        $     8,771               $        9,568            $   13,158
 8/31/2004                        $     8,491               $        9,375            $   13,124
 9/30/2004                        $     8,951               $        9,798            $   13,619
10/31/2004                        $     9,342               $       10,076            $   13,929
11/30/2004                        $     9,992               $       10,744            $   14,970
12/31/2004                        $    10,481               $       11,259            $   15,556
 1/31/2005                        $    10,191               $       10,862            $   15,034
 2/28/2005                        $    10,571               $       11,078            $   15,374
 3/31/2005                        $    10,291               $       10,772            $   15,068
 4/30/2005                        $     9,651               $       10,190            $   14,390
 5/31/2005                        $    10,461               $       10,869            $   15,260
 6/30/2005                        $    10,790               $       11,156            $   15,748
 7/31/2005                        $    11,490               $       11,878            $   16,680

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from December 1, 2000.

UNDERSTANDING YOUR EXPENSES -- CMG SMALL/MID CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL      EXPENSE RATIO (%)
 1,000.00      1,000.00          1,127.59     1,021.08        3.96        3.76                  0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2005, CMG International Stock Fund returned 16.31%. The fund took advantage of rising energy prices and benefited from an overweight in the energy sector during the period. However, a concentration in consumer staples and health care detracted from performance relative to the MSCI EAFE(1), which posted a 21.06% return during the period. The average return for the Lipper International Multi-Cap Growth Funds Category was 21.05%.(2)

Investments in Japan and the United Kingdom hurt the fund's performance. Early in the period we increased the fund's exposure to consumer stocks in Japan anticipating a turn in consumer spending. Unfortunately, Japanese consumers did not increase spending as we expected and these stocks underperformed. In the United Kingdom, investments in consumer staples stocks hurt as these companies suffered from increased input costs.

Oil prices rose approximately 70% during the 12-month period, and energy was the best performing sector of the portfolio. The fund's relative return was enhanced because its exposure to energy was higher than the index. Among the top energy performers were OMV AG, an Austria-based oil and gas producer that gained access to central and eastern Europe through acquisitions, and Canada's EnCana, the largest oil and gas exploration company in North America (0.5% and 0.9% of net assets, respectively).

We emphasized companies that we believed were likely to raise their dividend payouts and/or benefit from capital expenditures. As a result, the fund was overweight in industrials relative to the index. Vinci SA, a French construction company, was one of the top stocks in the portfolio (1.2% of net assets). We also added ABB in Switzerland, a manufacturer of equipment used by utilities (0.4% of net assets). For several years investors avoided ABB, as the company was under the strain of asbestos litigation. At the time we purchased the stock, it was selling at a significant discount to its peers. Over the past year, ABB has benefited from strong global trends, such as the building and upgrading of utilities around the world. We also invested in Veolia Environnement, a French utility that provides water and waste management services to the United States and Europe (0.9% of net assets). The company has reaped the rewards of a significant restructuring program, which has included cost cutting and debt reduction.

Because Singapore's economy appeared to be more resilient than other developed economies, we significantly boosted investment in the country. We felt that consumers were poised to boost their spending and believed that many companies had the potential to increase their earnings and dividend payouts. In addition, valuations were attractive. Companies in Singapore were some of the best performers in the portfolio. We also raised exposure to Hong Kong, an area that benefited from a stronger economy and a particularly vibrant real estate sector.

We sold long-term holdings Erste Bank der Oesterreichischen Sparkassen in Austria and Alpha Bank in Greece. Both had been portfolio leaders, but they face increased competition. We became concerned that they would not be able to sustain their high level of earnings growth.

We plan to continue to seek large companies that we believe have the potential to increase their dividend payouts and to maintain our emphasis on companies that we expect can benefit from capital spending. Despite forecasts for a slower economy in Europe, we believe there are opportunities in several markets. We are also fairly optimistic about Japan. Some economic data, such as rising consumer confidence and higher bank loan demand, is positive for Japan. We intend to keep an index weight in the country.

The fund's top ten holdings and countries (as a percentage of net assets) as of July 31, 2005 were:

     HOLDINGS                                (%)
     Nestle                                  2.3
     Vodafone Group                          2.2
     BP                                      2.1
     GlaxoSmithKline                         2.1
     Total                                   1.8
     AstraZeneca                             1.7
     HSBC Holdings                           1.6
     Royal Bank of Scotland Group            1.4
     Toyota Motor                            1.4
     Sanofi-Aventis                          1.3

     COUNTRIES                         (%)
     United Kingdom                    25.8
     Japan                             20.9
     France                             8.8
     Germany                            6.7
     Switzerland                        6.6
     Hong Kong                          3.5
     Netherlands                        2.9
     Singapore                          2.6
     Canada                             2.2
     Italy                              2.1

We appreciate your continued confidence in the CMG International Stock Fund.

Penelope L. Burgess has co-managed the CMG International Stock Fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Penelope L. Burgess

Deborah F. Snee has co-managed the fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Deborah F. Snee

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

----------
(1) The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The Morgan Stanley Capital International (MSCI) All Country
     (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                       INCEPTION    1-YEAR     5-YEAR     10-YEAR
CMG International Stock Fund                           02/01/94      16.31      -0.29        6.85
MSCI EAFE Index                                                      21.06       0.92        4.91
MSCI All Country World ex US Index                                   24.90       2.32        5.61

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                       INCEPTION    1-YEAR     5-YEAR     10-YEAR
CMG International Stock Fund                           02/01/94       8.40      -1.96        7.18
MSCI EAFE Index                                                      13.65      -0.55        5.22
MSCI All Country World ex US Index                                   16.95       0.76        5.82

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1995 TO JULY 31, 2005

                    CMG INTERNATIONAL STOCK FUND         MSCI EAFE INDEX     MSCI ALL COUNTRY WORLD EX US INDEX
  8/1/1995                        $       10,000          $       10,000                      $          10,000
 8/31/1995                        $        9,859          $        9,619                      $           9,653
 9/30/1995                        $       10,073          $        9,807                      $           9,818
10/31/1995                        $        9,945          $        9,543                      $           9,556
11/30/1995                        $       10,141          $        9,808                      $           9,780
12/31/1995                        $       10,412          $       10,203                      $          10,168
 1/31/1996                        $       10,594          $       10,245                      $          10,307
 2/29/1996                        $       10,594          $       10,280                      $          10,307
 3/31/1996                        $       11,005          $       10,498                      $          10,500
 4/30/1996                        $       11,376          $       10,803                      $          10,818
 5/31/1996                        $       11,542          $       10,605                      $          10,656
 6/30/1996                        $       11,783          $       10,664                      $          10,710
 7/31/1996                        $       11,258          $       10,353                      $          10,354
 8/31/1996                        $       11,434          $       10,375                      $          10,416
 9/30/1996                        $       11,689          $       10,651                      $          10,674
10/31/1996                        $       11,603          $       10,543                      $          10,567
11/30/1996                        $       12,002          $       10,962                      $          10,975
12/31/1996                        $       12,158          $       10,821                      $          10,848
 1/31/1997                        $       12,156          $       10,442                      $          10,648
 2/28/1997                        $       12,451          $       10,613                      $          10,843
 3/31/1997                        $       12,547          $       10,652                      $          10,820
 4/30/1997                        $       12,828          $       10,708                      $          10,912
 5/31/1997                        $       13,563          $       11,405                      $          11,585
 6/30/1997                        $       14,199          $       12,034                      $          12,225
 7/31/1997                        $       14,615          $       12,229                      $          12,472
 8/31/1997                        $       13,574          $       11,315                      $          11,490
 9/30/1997                        $       14,497          $       11,949                      $          12,112
10/31/1997                        $       13,399          $       11,030                      $          11,080
11/30/1997                        $       13,345          $       10,917                      $          10,942
12/31/1997                        $       13,396          $       11,012                      $          11,067
 1/31/1998                        $       13,484          $       11,516                      $          11,398
 2/28/1998                        $       14,064          $       12,255                      $          12,159
 3/31/1998                        $       14,711          $       12,632                      $          12,579
 4/30/1998                        $       15,121          $       12,732                      $          12,670
 5/31/1998                        $       15,366          $       12,670                      $          12,439
 6/30/1998                        $       15,294          $       12,766                      $          12,393
 7/31/1998                        $       15,332          $       12,895                      $          12,511
 8/31/1998                        $       13,491          $       11,297                      $          10,747
 9/30/1998                        $       12,506          $       10,951                      $          10,520
10/31/1998                        $       13,234          $       12,092                      $          11,623
11/30/1998                        $       14,278          $       12,711                      $          12,247
12/31/1998                        $       15,028          $       13,211                      $          12,668
 1/31/1999                        $       15,735          $       13,172                      $          12,654
 2/28/1999                        $       15,345          $       12,858                      $          12,371
 3/31/1999                        $       15,609          $       13,395                      $          12,968
 4/30/1999                        $       16,052          $       13,937                      $          13,617
 5/31/1999                        $       15,683          $       13,219                      $          12,977
 6/30/1999                        $       16,643          $       13,735                      $          13,574
 7/31/1999                        $       17,192          $       14,143                      $          13,891
 8/31/1999                        $       17,583          $       14,195                      $          13,940
 9/30/1999                        $       18,005          $       14,338                      $          14,033
10/31/1999                        $       18,851          $       14,876                      $          14,555
11/30/1999                        $       21,109          $       15,392                      $          15,137
12/31/1999                        $       23,898          $       16,775                      $          16,582
 1/31/2000                        $       22,652          $       15,709                      $          15,681
 2/29/2000                        $       24,234          $       16,132                      $          16,105
 3/31/2000                        $       23,640          $       16,758                      $          16,710
 4/30/2000                        $       21,496          $       15,876                      $          15,778
 5/31/2000                        $       19,645          $       15,489                      $          15,374
 6/30/2000                        $       20,755          $       16,095                      $          16,029
 7/31/2000                        $       19,678          $       15,420                      $          15,396
 8/31/2000                        $       20,172          $       15,554                      $          15,586
 9/30/2000                        $       18,937          $       14,797                      $          14,721
10/31/2000                        $       18,174          $       14,448                      $          14,253
11/30/2000                        $       17,367          $       13,906                      $          13,615
12/31/2000                        $       18,202          $       14,400                      $          14,079
 1/31/2001                        $       18,013          $       14,392                      $          14,290
 2/28/2001                        $       17,026          $       13,313                      $          13,158
 3/31/2001                        $       15,890          $       12,425                      $          12,228
 4/30/2001                        $       16,864          $       13,289                      $          13,060
 5/31/2001                        $       16,527          $       12,819                      $          12,699
 6/30/2001                        $       15,945          $       12,295                      $          12,213
 7/31/2001                        $       15,445          $       12,071                      $          11,940
 8/31/2001                        $       15,161          $       11,766                      $          11,644
 9/30/2001                        $       13,726          $       10,574                      $          10,409
10/31/2001                        $       14,091          $       10,845                      $          10,700
11/30/2001                        $       14,389          $       11,245                      $          11,189
12/31/2001                        $       14,731          $       11,311                      $          11,334
 1/31/2002                        $       14,135          $       10,711                      $          10,849
 2/28/2002                        $       14,229          $       10,786                      $          10,927
 3/31/2002                        $       14,921          $       11,421                      $          11,507
 4/30/2002                        $       14,988          $       11,444                      $          11,595
 5/31/2002                        $       15,165          $       11,589                      $          11,722
 6/30/2002                        $       14,798          $       11,128                      $          11,215
 7/31/2002                        $       13,590          $       10,029                      $          10,122
 8/31/2002                        $       13,522          $       10,006                      $          10,123
 9/30/2002                        $       12,166          $        8,932                      $           9,050
10/31/2002                        $       12,641          $        9,411                      $           9,535
11/30/2002                        $       13,129          $        9,839                      $           9,994
12/31/2002                        $       12,622          $        9,508                      $           9,672
 1/31/2003                        $       12,090          $        9,112                      $           9,332
 2/28/2003                        $       11,940          $        8,903                      $           9,143
 3/31/2003                        $       11,859          $        8,728                      $           8,966
 4/30/2003                        $       12,745          $        9,584                      $           9,830
 5/31/2003                        $       13,440          $       10,165                      $          10,456
 6/30/2003                        $       13,699          $       10,411                      $          10,746
 7/31/2003                        $       14,081          $       10,663                      $          11,031
 8/31/2003                        $       14,422          $       10,919                      $          11,360
 9/30/2003                        $       14,817          $       11,256                      $          11,678
10/31/2003                        $       15,717          $       11,957                      $          12,435
11/30/2003                        $       15,839          $       12,222                      $          12,706
12/31/2003                        $       16,891          $       13,177                      $          13,676
 1/31/2004                        $       17,261          $       13,363                      $          13,896
 2/29/2004                        $       17,494          $       13,672                      $          14,249
 3/31/2004                        $       17,644          $       13,748                      $          14,337
 4/30/2004                        $       17,164          $       13,437                      $          13,891
 5/31/2004                        $       17,013          $       13,483                      $          13,936
 6/30/2004                        $       17,342          $       13,778                      $          14,238
 7/31/2004                        $       16,671          $       13,331                      $          13,824
 8/31/2004                        $       16,671          $       13,389                      $          13,934
 9/30/2004                        $       16,959          $       13,739                      $          14,383
10/31/2004                        $       17,507          $       14,207                      $          14,884
11/30/2004                        $       18,603          $       15,178                      $          15,916
12/31/2004                        $       19,263          $       15,844                      $          16,599
 1/31/2005                        $       18,784          $       15,554                      $          16,314
 2/28/2005                        $       19,531          $       16,226                      $          17,118
 3/31/2005                        $       19,053          $       15,819                      $          16,654
 4/30/2005                        $       18,729          $       15,447                      $          16,243
 5/31/2005                        $       18,644          $       15,455                      $          16,345
 6/30/2005                        $       18,799          $       15,660                      $          16,652
 7/31/2005                        $       19,391          $       16,142                      $          17,268

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES -- CMG INTERNATIONAL STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID
BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)       FUND'S ANNUALIZED
  ACTUAL     HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL      EXPENSE RATIO (%)
 1,000.00      1,000.00          1,032.28     1,021.08        3.78         3.76                0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                        CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   PERIOD
                                                               YEAR ENDED JULY 31,                 ENDED
                                                       ----------------------------------         JULY 31,
                                                            2005                2004              2003 (a)
                                                       --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        11.97      $        10.73      $        10.00
                                                       --------------      --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                     0.24(c)             0.17                0.04
   Net realized and unrealized gain on investments               1.58                1.13                0.69
                                                       --------------      --------------      --------------
      Total from investment operations                           1.82                1.30                0.73
                                                       --------------      --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                   (0.20)              (0.05)                  -
   From net realized gains                                      (0.10)              (0.01)                  -
                                                       --------------      --------------      --------------
      Total distributions declared to shareholders              (0.30)              (0.06)                  -
                                                       --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                         $        13.49      $        11.97      $        10.73
                                                       ==============      ==============      ==============

Total return (d)(e)                                             15.32%              12.08%               7.30%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $       91,633      $       98,247      $        9,134
Ratio of net expenses to average net assets                      0.25%               0.25%               0.25%(g)
Ratio of net investment income to average net assets             1.91%               1.43%               1.50%(g)
Reimbursement                                                    0.04%               0.05%               1.37%(g)
Portfolio turnover rate                                            49%                 60%                  2%(f)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                              YEAR                PERIOD
                                                              ENDED                ENDED
                                                             JULY 31,             JULY 31,
                                                               2005               2004 (a)
                                                          --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $        10.25      $        10.00
                                                          --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                        0.12(c)             0.03
   Net realized and unrealized gain on investments                  1.37                0.23
                                                          --------------      --------------
      Total from investment operations                              1.49                0.26
                                                          --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                      (0.09)              (0.01)
                                                          --------------      --------------

NET ASSET VALUE, END OF PERIOD                            $        11.65      $        10.25
                                                          ==============      ==============

Total return (d)(e)                                                14.55%               2.57%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $       40,312      $       40,684
Ratio of net expenses to average net assets                         0.50%               0.50%(g)
Ratio of net investment income to average net assets                1.07%               0.31%(g)
Reimbursement                                                       0.07%               0.14%(g)
Portfolio turnover rate                                              120%                114%(f)

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                              YEAR                PERIOD
                                                              ENDED                ENDED
                                                             JULY 31,             JULY 31,
                                                               2005               2004 (a)
                                                          --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $        11.09      $        10.00
                                                          --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                        0.24                0.18
   Net realized and unrealized gain on investments                  1.46                0.93
                                                          --------------      --------------
      Total from investment operations                              1.70                1.11
                                                          --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                      (0.22)              (0.02)
   From net realized gains                                         (0.03)                  -
                                                          --------------      --------------
      Total distributions declared to shareholders                 (0.25)              (0.02)
                                                          --------------      --------------

NET ASSET VALUE, END OF PERIOD                            $        12.54      $        11.09
                                                          ==============      ==============

Total return (c)(d)                                                15.41%(e)           11.15%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $       38,731      $       47,855
Ratio of net expenses to average net assets                         0.50%               0.50%(g)
Ratio of net investment income to average net assets                1.99%               1.86%(g)
Reimbursement                                                       0.07%               0.14%(g)
Portfolio turnover rate                                               45%                 46%(f)

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. The reimbursement had an impact of less than 0.01% on the total return.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   PERIOD
                                                               YEAR ENDED JULY 31,                 ENDED
                                                       ----------------------------------         JULY 31,
                                                            2005                2004              2003 (a)
                                                       --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        11.04      $        10.93      $        10.00
                                                       --------------      --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                      (0.03)              (0.05)              (0.01)
   Net realized and unrealized gain on investments               3.14                0.17                0.94
                                                       --------------      --------------      --------------
      Total from investment operations                           3.11                0.12                0.93
                                                       --------------      --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                          -               (0.01)                  -
                                                       --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                         $        14.15      $        11.04      $        10.93
                                                       ==============      ==============      ==============

Total return (c)(d)                                             28.17%               1.06%               9.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $       24,881      $       19,284      $        2,161
Ratio of net expenses to average net assets                      0.70%               0.70%               0.70%(f)
Ratio of net investment loss to average net assets              (0.21)%             (0.38)%             (0.44)%(f)
Reimbursement                                                    0.21%               0.22%               3.85%(f)
Portfolio turnover rate                                           141%                169%                 23%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   PERIOD
                                                               YEAR ENDED JULY 31,                 ENDED
                                                       ----------------------------------         JULY 31,
                                                            2005                2004              2003 (a)
                                                       --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        12.58      $        10.69      $        10.00
                                                       --------------      --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                     0.11                0.07                0.01
   Net realized and unrealized gain on investments
    and foreign currency                                         2.66                1.84                0.68
                                                       --------------      --------------      --------------
      Total from investment operations                           2.77                1.91                0.69
                                                       --------------      --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                   (0.09)              (0.02)                  -
   From net realized gains                                      (0.09)                  -(c)                -
                                                       --------------      --------------      --------------
      Total distributions declared to shareholders              (0.18)              (0.02)                  -
                                                       --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                         $        15.17      $        12.58      $        10.69
                                                       ==============      ==============      ==============

Total return (d)(e)                                             22.14%              17.91%               6.90%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $       21,277      $       21,994      $        2,651
Ratio of net expenses to average net assets                      0.70%               0.70%               0.70%(g)
Ratio of net investment income to average net assets             0.78%               0.54%               0.49%(g)
Reimbursement                                                    0.19%               0.20%               3.61%(g)
Portfolio turnover rate                                            59%                  9%                  2%(f)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   PERIOD
                                                               YEAR ENDED JULY 31,                 ENDED
                                                       ----------------------------------         JULY 31,
                                                            2005                2004              2003 (a)
                                                       --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        11.99      $        11.53      $        10.00
                                                       --------------      --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                      (0.07)              (0.08)              (0.02)
   Net realized and unrealized gain on investments               2.38                1.35                1.55
                                                       --------------      --------------      --------------
      Total from investment operations                           2.31                1.27                1.53
                                                       --------------      --------------      --------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                      (0.74)              (0.81)                  -
                                                       --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                         $        13.56      $        11.99      $        11.53
                                                       ==============      ==============      ==============

Total return (c)(d)                                             19.47%              10.74%              15.30%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $       38,645      $       35,727      $       21,006
Ratio of net expenses to average net assets                      0.80%               0.80%               0.80%(f)
Ratio of net investment loss to average net assets              (0.56)%             (0.60)%             (0.62)%(f)
Reimbursement                                                    0.12%               0.10%               0.35%(f)
Portfolio turnover rate                                            48%                 66%                 37%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                                   PERIOD
                                                               YEAR ENDED JULY 31,                 ENDED
                                                       ----------------------------------         JULY 31,
                                                            2005                2004              2003 (a)
                                                       --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        13.91      $        11.29      $        10.00
                                                       --------------      --------------      --------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                     0.11                0.11                0.02
   Net realized and unrealized gain on investments               3.11                2.79                1.27
                                                       --------------      --------------      --------------
      Total from investment operations                           3.22                2.90                1.29
                                                       --------------      --------------      --------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                   (0.10)              (0.06)                  -
   From net realized gains                                      (0.97)              (0.22)                  -
                                                       --------------      --------------      --------------

      Total distributions declared to shareholders              (1.07)              (0.28)                  -
                                                       --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                         $        16.06      $        13.91      $        11.29
                                                       ==============      ==============      ==============
Total return (c)(d)                                             23.57%              25.79%              12.90%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $       36,989      $       40,356      $       21,356
Ratio of net expenses to average net assets                      0.80%               0.80%               0.80%(f)
Ratio of net investment income to average net assets             0.77%               0.82%               0.66%(f)
Reimbursement                                                    0.12%               0.09%               0.36%(f)
Portfolio turnover rate                                            41%                 53%                  5%(e)

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                               PERIOD             YEAR             PERIOD
                                                    YEAR ENDED JULY 31,        ENDED              ENDED            ENDED
                                                   ---------------------      JULY 31,         OCTOBER 31,      OCTOBER 31,
                                                     2005         2004        2003 (a)            2002            2001 (b)
                                                   --------     --------     ---------         -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD               $   8.77     $   8.30     $    6.96         $      8.00      $     10.00
                                                   --------     --------     ---------         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                (0.04)(c)    (0.05)(c)     (0.03)(c)           (0.04)(c)        (0.02)
   Net realized and unrealized gain (loss) on
     investments                                       2.76         0.52          1.37               (1.00)           (1.98)
                                                   --------     --------     ---------         -----------      -----------
      Total from investment operations                 2.72         0.47          1.34               (1.04)           (2.00)
                                                   --------     --------     ---------         -----------      -----------

NET ASSET VALUE, END OF PERIOD                     $  11.49     $   8.77     $    8.30         $      6.96      $      8.00
                                                   ========     ========     =========         ===========      ===========

Total return (d)(e)                                   31.01%        5.66%        19.25%(f)          (13.00)%         (20.00)%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $ 38,755     $ 50,662     $  73,926         $    54,769      $    49,391
Ratio of net expenses to average net assets            0.75%        0.75%         0.78%(g)(h)         0.80%(g)         0.80%(g)(h)
Ratio of net investment loss to average net assets    (0.37)%      (0.49)%       (0.50)%(g)(h)       (0.45)%(g)       (0.23)%(g)(h)
Reimbursement                                          0.09%        0.06%         0.06%(h)            0.06%            0.17%(h)
Portfolio turnover rate                                 170%          91%           84%(f)             125%             167%(f)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                           PERIOD
                                                YEAR ENDED JULY 31,         ENDED                   YEAR ENDED OCTOBER 31,
                                             ------------------------      JULY 31,         ------------------------------------
                                               2005           2004         2003 (a)           2002          2001          2000
                                             ---------      ---------      --------         --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD         $   12.17      $   10.33      $   9.32         $  10.42      $  16.20      $  17.86
                                             ---------      ---------      --------         --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          0.19(b)        0.14(b)       0.11(b)          0.02(b)       0.03          0.04
   Net realized and unrealized gain (loss)
     on investments, foreign currency and
     foreign capital gains tax                    1.79           1.76          0.95            (1.09)        (3.09)        (0.36)
                                             ---------      ---------      --------         --------      --------      --------
      Total from investment operations            1.98           1.90          1.06            (1.07)        (3.06)        (0.32)
                                             ---------      ---------      --------         --------      --------      --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                    (0.10)         (0.06)        (0.05)           (0.03)            -             -
   From net realized gains                       (0.29)             -             -                -         (2.72)        (1.34)
                                             ---------      ---------      --------         --------      --------      --------
      Total distributions declared to
        shareholders                             (0.39)         (0.06)        (0.05)           (0.03)        (2.72)        (1.34)
                                             ---------      ---------      --------         --------      --------      --------

NET ASSET VALUE, END OF PERIOD               $   13.76      $   12.17      $  10.33         $   9.32      $  10.42      $  16.20
                                             =========      =========      ========         ========      ========      ========

Total return (c)                                 16.31%(d)      18.40%(d)     11.39%(d)(e)    (10.28)%      (22.46)%       (3.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $ 136,144      $ 152,251      $ 58,488         $ 20,616      $ 20,553      $ 22,975
Ratio of net expenses to average net assets       0.75%          0.75%         0.93%(f)(g)      1.31%(f)      1.26%(f)      1.11%(f)
Ratio of net investment income to average
 net assets                                       1.47%          1.16%         1.50%(f)(g)      0.21%(f)      0.29%(f)      0.12%(f)
Reimbursement                                     0.03%          0.05%         0.06%(g)            -             -             -
Portfolio turnover rate                             68%            91%           59%(e)          111%          117%          140%

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (99.4%)
Consumer Discretionary (11.5%)
  Automobiles (0.4%)
    Ford Motor Co.                                                                        33,100   $     355,494
                                                                                                   -------------
  Distributors (0.1%)
    Genuine Parts Co.                                                                      2,300         105,317
                                                                                                   -------------
  Hotels, Restaurants & Leisure (2.2%)
    Carnival Corp.                                                                        12,700         665,480
    Darden Restaurants, Inc.                                                               3,600         124,920
    Hilton Hotels Corp.                                                                    3,800          94,050
    International Game Technology                                                          3,600          98,496
    McDonald's Corp.                                                                      29,600         922,632
    Starwood Hotels & Resorts Worldwide, Inc.                                              1,800         113,976
                                                                                                   -------------
                                                                                                       2,019,554
                                                                                                   -------------
  Household Durables (0.7%)
    Black & Decker Corp.                                                                   1,300         117,403
    Stanley Works                                                                         10,300         503,979
                                                                                                   -------------
                                                                                                         621,382
                                                                                                   -------------
  Internet & Catalog Retail (0.2%)
    Amazon.com, Inc. (a)                                                                     500          22,585
    eBay, Inc. (a)                                                                         4,300         179,654
                                                                                                   -------------
                                                                                                         202,239
                                                                                                   -------------
  Leisure Equipment & Products (0.2%)
    Hasbro, Inc.                                                                           5,900         129,446
    Mattel, Inc.                                                                           5,200          96,980
                                                                                                   -------------
                                                                                                         226,426
                                                                                                   -------------
  Media (3.1%)
    Comcast Corp., Class A (a)                                                            29,100         894,243
    Discovery Holding Co., Class A (a)                                                     1,100          15,697
    Liberty Media Corp., Class A (a)                                                      10,600          93,174
    McGraw-Hill Companies, Inc.                                                           12,800         588,928
    Time Warner, Inc.                                                                     62,200       1,058,644
    Viacom, Inc., Class B                                                                  2,600          87,074
    Walt Disney Co.                                                                        4,300         110,252
                                                                                                   -------------
                                                                                                       2,848,012
                                                                                                   -------------
  Multiline Retail (1.0%)
    Dillard's, Inc., Class A                                                               7,300         166,878
    Federated Department Stores, Inc.                                                      3,700         280,719
    Target Corp.                                                                           8,100         475,875
                                                                                                   -------------
                                                                                                         923,472
                                                                                                   -------------
  Specialty Retail (2.7%)
    Barnes & Noble, Inc. (a)                                                               7,300         299,446
    Best Buy Co., Inc.                                                                     5,500         421,300
    Gap, Inc.                                                                              5,000         105,550
    Home Depot, Inc.                                                                      28,800       1,253,088

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Specialty Retail (continued)
    Limited Brands, Inc.                                                                   8,200   $     199,916
    Lowe's Companies, Inc.                                                                 2,300         152,306
                                                                                                   -------------
                                                                                                       2,431,606
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (0.9%)
    NIKE, Inc., Class B                                                                    8,500         712,300
    V.F. Corp.                                                                             1,800         106,272
                                                                                                   -------------
                                                                                                         818,572
                                                                                                   -------------
Consumer Staples (9.9%)
  Beverages (2.0%)
    Anheuser-Busch Companies, Inc.                                                         2,000          88,700
    Coca-Cola Co.                                                                         27,800       1,216,528
    Molson Coors Brewing Co., Class B                                                      2,500         156,750
    PepsiCo, Inc.                                                                          6,900         376,257
                                                                                                   -------------
                                                                                                       1,838,235
                                                                                                   -------------
  Food & Staples Retailing (2.6%)
    Albertson's, Inc.                                                                      5,000         106,550
    Costco Wholesale Corp.                                                                13,500         620,595
    Safeway, Inc.                                                                          8,500         206,550
    SUPERVALU, Inc.                                                                        3,600         127,440
    Wal-Mart Stores, Inc.                                                                 26,400       1,302,840
                                                                                                   -------------
                                                                                                       2,363,975
                                                                                                   -------------
  Food Products (1.8%)
    Archer-Daniels-Midland Co.                                                            17,200         394,568
    ConAgra Foods, Inc.                                                                    3,700          84,027
    H.J. Heinz Co.                                                                        14,500         533,310
    Hershey Co.                                                                            2,000         127,740
    Kellogg Co.                                                                            2,300         104,213
    Tyson Foods, Inc., Class A                                                            22,800         424,992
                                                                                                   -------------
                                                                                                       1,668,850
                                                                                                   -------------
  Household Products (1.7%)
    Clorox Co.                                                                             3,700         206,645
    Colgate-Palmolive Co.                                                                  2,200         116,468
    Kimberly-Clark Corp.                                                                   1,500          95,640
    Procter & Gamble Co.                                                                  21,300       1,184,919
                                                                                                   -------------
                                                                                                       1,603,672
                                                                                                   -------------
  Personal Products (0.5%)
    Avon Products, Inc.                                                                      300           9,813
    Gillette Co.                                                                           7,900         423,993
                                                                                                   -------------
                                                                                                         433,806
                                                                                                   -------------
  Tobacco (1.3%)
    Altria Group, Inc.                                                                    10,100         676,296
    UST, Inc.                                                                             11,100         510,822
                                                                                                   -------------
                                                                                                       1,187,118
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Energy (8.9%)
  Energy Equipment & Services (1.1%)
    Baker Hughes, Inc.                                                                     2,000   $     113,080
    Schlumberger Ltd.                                                                      9,400         787,156
    Transocean, Inc. (a)                                                                   1,900         107,217
                                                                                                   -------------
                                                                                                       1,007,453
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (7.8%)
    Amerada Hess Corp.                                                                     3,600         424,296
    Apache Corp.                                                                           2,300         157,320
    Burlington Resources, Inc.                                                             5,200         333,372
    ChevronTexaco Corp.                                                                   24,600       1,427,046
    ConocoPhillips                                                                         3,600         225,324
    El Paso Corp.                                                                          5,200          62,400
    Exxon Mobil Corp.                                                                     58,800       3,454,500
    Kerr-McGee Corp.                                                                       1,400         112,294
    Marathon Oil Corp.                                                                     4,200         245,112
    Sunoco, Inc.                                                                           1,600         201,168
    Valero Energy Corp.                                                                    3,900         322,842
    Williams Companies, Inc.                                                               6,700         142,308
                                                                                                   -------------
                                                                                                       7,107,982
                                                                                                   -------------
Financials (19.8%)
  Capital Markets (3.4%)
    Bank of New York Co., Inc.                                                            12,400         381,672
    Federated Investors, Inc., Class B                                                    13,900         443,966
    Franklin Resources, Inc.                                                               7,700         622,314
    Mellon Financial Corp.                                                                 4,900         149,254
    Merrill Lynch & Co., Inc.                                                              1,700          99,926
    Morgan Stanley                                                                         4,800         254,640
    Northern Trust Corp.                                                                  11,000         558,800
    State Street Corp.                                                                    11,700         581,958
                                                                                                   -------------
                                                                                                       3,092,530
                                                                                                   -------------
  Commercial Banks (4.3%)
    BB&T Corp.                                                                             2,400         100,368
    Commerce Bancorp, Inc.                                                                15,100         512,343
    KeyCorp                                                                                2,900          99,296
    M&T Bank Corp.                                                                         1,000         108,510
    National City Corp.                                                                    4,400         162,404
    North Fork Bancorporation, Inc.                                                        3,600          98,604
    SunTrust Banks, Inc.                                                                   5,900         429,048
    U.S. Bancorp                                                                          22,400         673,344
    UnionBanCal Corp.                                                                      3,400         242,556
    Wachovia Corp.                                                                        21,100       1,063,018
    Wells Fargo & Co.                                                                      7,000         429,380
                                                                                                   -------------
                                                                                                       3,918,871
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Consumer Finance (1.3%)
    American Express Co.                                                                   5,200   $     286,000
    Capital One Financial Corp.                                                            7,900         651,750
    MBNA Corp.                                                                             8,900         223,924
                                                                                                   -------------
                                                                                                       1,161,674
                                                                                                   -------------
  Diversified Financial Services (3.8%)
    Citigroup, Inc.                                                                       32,900       1,431,150
    JPMorgan Chase & Co.                                                                  40,800       1,433,712
    Principal Financial Group, Inc.                                                       13,400         588,930
                                                                                                   -------------
                                                                                                       3,453,792
                                                                                                   -------------
  Insurance (5.9%)
    AFLAC, Inc.                                                                            5,500         248,050
    American International Group, Inc.                                                    21,000       1,264,200
    Aon Corp.                                                                              4,900         124,656
    Chubb Corp.                                                                            6,700         595,094
    First American Corp.                                                                  10,800         474,660
    Hartford Financial Services Group, Inc.                                                8,300         668,731
    Lincoln National Corp.                                                                 4,200         202,860
    MBIA, Inc.                                                                             3,600         218,664
    MetLife, Inc.                                                                          6,700         329,238
    Prudential Financial, Inc.                                                            11,100         742,590
    SAFECO Corp.                                                                           9,100         499,954
    XL Capital Ltd., Class A                                                               1,300          93,366
                                                                                                   -------------
                                                                                                       5,462,063
                                                                                                   -------------
  Thrifts & Mortgage Finance (1.1%)
    Countrywide Financial Corp.                                                           16,100         579,600
    Fannie Mae                                                                             3,900         217,854
    Freddie Mac                                                                            2,100         132,888
    Washington Mutual, Inc.                                                                2,300          97,704
                                                                                                   -------------
                                                                                                       1,028,046
                                                                                                   -------------
Health Care (13.2%)
  Biotechnology (1.0%)
    Amgen, Inc. (a)                                                                       11,500         917,125
                                                                                                   -------------
  Health Care Equipment & Supplies (1.3%)
    Becton, Dickinson & Co.                                                                1,700          94,129
    Hospira, Inc. (a)                                                                      2,400          91,800
    Medtronic, Inc.                                                                       17,900         965,526
    Millipore Corp. (a)                                                                      500          30,635
                                                                                                   -------------
                                                                                                       1,182,090
                                                                                                   -------------
  Health Care Providers & Services (3.9%)
    AmerisourceBergen Corp.                                                                3,200         229,728
    Cardinal Health, Inc.                                                                 10,800         643,464
    Caremark Rx, Inc. (a)                                                                  8,500         378,930
    CIGNA Corp.                                                                            1,200         128,100
    Express Scripts, Inc. (a)                                                              1,800          94,140

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    HCA, Inc.                                                                              3,400   $     167,450
    Humana, Inc. (a)                                                                       2,600         103,610
    Medco Health Solutions, Inc. (a)                                                      10,600         513,464
    UnitedHealth Group, Inc.                                                              23,900       1,249,970
    WellPoint, Inc. (a)                                                                    1,100          77,814
                                                                                                   -------------
                                                                                                       3,586,670
                                                                                                   -------------
  Pharmaceuticals (7.0%)
    Abbott Laboratories                                                                   20,300         946,589
    Allergan, Inc.                                                                         1,200         107,244
    Bristol-Myers Squibb Co.                                                               3,500          87,430
    Eli Lilly & Co.                                                                        1,900         107,008
    Johnson & Johnson                                                                     30,200       1,931,592
    Merck & Co., Inc.                                                                     24,700         767,182
    Pfizer, Inc.                                                                          75,100       1,990,150
    Wyeth                                                                                 10,200         466,650
                                                                                                   -------------
                                                                                                       6,403,845
                                                                                                   -------------
Industrials (11.1%)
  Aerospace & Defense (3.0%)
    Boeing Co.                                                                            13,700         904,337
    General Dynamics Corp.                                                                 3,500         403,165
    Lockheed Martin Corp.                                                                  6,400         399,360
    Raytheon Co.                                                                           7,200         283,176
    United Technologies Corp.                                                             15,800         801,060
                                                                                                   -------------
                                                                                                       2,791,098
                                                                                                   -------------
  Air Freight & Logistics (1.0%)
    FedEx Corp.                                                                            1,200         100,908
    United Parcel Service, Inc., Class B                                                  11,800         861,046
                                                                                                   -------------
                                                                                                         961,954
                                                                                                   -------------
  Building Products (0.1%)
    Masco Corp.                                                                            3,300         111,903
                                                                                                   -------------
  Commercial Services & Supplies (1.2%)
    Cendant Corp.                                                                         35,600         760,416
    Equifax, Inc.                                                                          3,600         131,040
    R.R. Donnelley & Sons Co.                                                              2,700          97,335
    Waste Management, Inc.                                                                 3,400          95,608
                                                                                                   -------------
                                                                                                       1,084,399
                                                                                                   -------------
  Industrial Conglomerates (4.2%)
    3M Co.                                                                                11,800         885,000
    General Electric Co.                                                                  79,700       2,749,650
    Textron, Inc.                                                                          1,200          89,004
    Tyco International Ltd.                                                                2,900          88,363
                                                                                                   -------------
                                                                                                       3,812,017
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Machinery (0.8%)
    Cummins, Inc.                                                                            500   $      42,720
    Deere & Co.                                                                            1,500         110,295
    Eaton Corp.                                                                            5,200         339,768
    Ingersoll-Rand Co., Ltd., Class A                                                      1,200          93,804
    Parker Hannifin Corp.                                                                  1,600         105,152
                                                                                                   -------------
                                                                                                         691,739
                                                                                                   -------------
  Road & Rail (0.7%)
    Norfolk Southern Corp.                                                                 2,800         104,188
    Union Pacific Corp.                                                                    7,800         548,418
                                                                                                   -------------
                                                                                                         652,606
                                                                                                   -------------
  Trading Companies & Distributors (0.1%)
    W.W. Grainger, Inc.                                                                    1,600          99,712
                                                                                                   -------------
Information Technology (15.4%)
  Communications Equipment (2.5%)
    Avaya, Inc. (a)                                                                       17,800         183,874
    Cisco Systems, Inc. (a)                                                               54,200       1,037,930
    Motorola, Inc.                                                                         8,600         182,148
    QUALCOMM, Inc.                                                                        22,800         900,372
                                                                                                   -------------
                                                                                                       2,304,324
                                                                                                   -------------
  Computers & Peripherals (4.1%)
    Apple Computer, Inc. (a)                                                              14,000         597,100
    Dell, Inc. (a)                                                                        15,700         635,379
    EMC Corp. (a)                                                                         13,300         182,077
    Hewlett-Packard Co.                                                                   33,000         812,460
    International Business Machines Corp.                                                 18,800       1,569,048
    Storage Technology Corp. (a)                                                             300          11,019
                                                                                                   -------------
                                                                                                       3,807,083
                                                                                                   -------------
  Electronic Equipment & Instruments (0.3%)
    Agilent Technologies, Inc. (a)                                                         4,400         115,456
    Jabil Circuit, Inc. (a)                                                                4,400         137,236
                                                                                                   -------------
                                                                                                         252,692
                                                                                                   -------------
  Internet Software & Services (0.3%)
    Yahoo!, Inc. (a)                                                                       7,800         260,052
                                                                                                   -------------
  IT Services (0.7%)
    Affiliated Computer Services, Inc., Class A (a)                                        1,800          89,946
    Computer Sciences Corp. (a)                                                           10,700         489,846
    Fiserv, Inc. (a)                                                                       2,100          93,177
                                                                                                   -------------
                                                                                                         672,969
                                                                                                   -------------
  Office Electronics (0.1%)
    Xerox Corp. (a)                                                                        7,100          93,791
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (3.7%)
    Broadcom Corp., Class A (a)                                                            2,500   $     106,925
    Freescale Semiconductor, Inc., Class B (a)                                             6,100         157,075
    Intel Corp.                                                                           66,500       1,804,810
    Linear Technology Corp.                                                               14,100         547,926
    Texas Instruments, Inc.                                                               24,500         778,120
                                                                                                   -------------
                                                                                                       3,394,856
                                                                                                   -------------
  Software (3.7%)
    Adobe Systems, Inc.                                                                   16,000         474,240
    Autodesk, Inc.                                                                         3,700         126,503
    Citrix Systems, Inc. (a)                                                               4,700         112,001
    Computer Associates International, Inc.                                                4,700         129,015
    Microsoft Corp.                                                                       76,500       1,959,165
    Oracle Corp. (a)                                                                      34,000         461,720
    Symantec Corp. (a)                                                                     4,800         105,456
                                                                                                   -------------
                                                                                                       3,368,100
                                                                                                   -------------
Materials (3.1%)
  Chemicals (1.1%)
    Dow Chemical Co.                                                                       2,100         100,695
    E.I. du Pont de Nemours & Co.                                                          2,200          93,896
    Eastman Chemical Co.                                                                   2,400         132,936
    Monsanto Co.                                                                           8,900         599,593
    PPG Industries, Inc.                                                                   1,500          97,545
                                                                                                   -------------
                                                                                                       1,024,665
                                                                                                   -------------
  Metals & Mining (1.3%)
    Freeport-McMoRan Copper & Gold, Inc., Class B                                         13,200         531,696
    Phelps Dodge Corp.                                                                     5,400         574,830
    United States Steel Corp.                                                              1,500          63,975
                                                                                                   -------------
                                                                                                       1,170,501
                                                                                                   -------------
  Paper & Forest Products (0.7%)
    Georgia-Pacific Corp.                                                                 15,000         512,250
    Weyerhaeuser Co.                                                                       1,400          96,572
                                                                                                   -------------
                                                                                                         608,822
                                                                                                   -------------
Telecommunication Services (3.1%)
  Diversified Telecommunication Services (2.8%)
    ALLTEL Corp.                                                                           2,300         152,950
    AT&T Corp.                                                                             6,400         126,720
    BellSouth Corp.                                                                       31,100         858,360
    SBC Communications, Inc.                                                              26,500         647,925
    Sprint Corp.                                                                           4,600         123,740
    Verizon Communications, Inc.                                                          18,600         636,678
                                                                                                   -------------
                                                                                                       2,546,373
                                                                                                   -------------
  Wireless Telecommunication Services (0.3%)
    Nextel Communications, Inc., Class A (a)                                               8,800         306,240
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Utilities (3.4%)
  Electric Utilities (0.8%)
    American Electric Power Co., Inc.                                                     14,900   $     576,630
    Exelon Corp.                                                                           1,900         101,688
    FirstEnergy Corp.                                                                      1,600          79,648
                                                                                                   -------------
                                                                                                         757,966
                                                                                                   -------------
  Independent Power Producers & Energy Traders (1.7%)
    Constellation Energy Group, Inc.                                                       8,700         523,827
    Duke Energy Corp.                                                                     23,000         679,420
    TXU Corp.                                                                              3,900         337,896
                                                                                                   -------------
                                                                                                       1,541,143
                                                                                                   -------------
  Multi-Utilities (0.9%)
    Dominion Resources, Inc.                                                               5,100         376,686
    PG&E Corp.                                                                            11,400         428,982
                                                                                                   -------------
                                                                                                         805,668
                                                                                                   -------------
    Total Common Stocks
      (Cost of $78,990,915)                                                                           91,090,544
                                                                                                   -------------

                                                                                        PAR
                                                                                   -------------
Short-Term Obligation (0.5%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/21, market value of $480,150
      (repurchase proceeds $467,123)                                               $     467,000         467,000
                                                                                                   -------------
    Total Short-Term Obligation
      (Cost of $467,000)                                                                                 467,000
                                                                                                   -------------
    Total Investments (99.9%)
      (Cost of $79,457,915) (b)                                                                       91,557,544

    Other Assets & Liabilities, Net (0.1%)                                                                75,523
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  91,633,067
                                                                                                   =============

  Notes to Schedule of Investments:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $80,115,208.

                 See Accompanying Notes to Financial Statements.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                           % OF
   SECTOR (UNAUDITED)                                                                    NET ASSETS
   ------------------                                                                   -----------
   Financials                                                                                  19.8%
   Information Technology                                                                      15.4
   Health Care                                                                                 13.2
   Consumer Discretionary                                                                      11.5
   Industrials                                                                                 11.1
   Consumer Staples                                                                             9.9
   Energy                                                                                       8.9
   Utilities                                                                                    3.4
   Telecommunication Services                                                                   3.1
   Materials                                                                                    3.1
   Short-Term Obligation                                                                        0.5
   Other Assets & Liabilities, Net                                                              0.1
                                                                                        -----------
                                                                                              100.0%
                                                                                        ===========

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                         A Portfolio of CMG Funds Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (95.2%)
Consumer Discretionary (16.7%)
  Hotels, Restaurants & Leisure (3.0%)
    Carnival Corp.                                                                         7,350   $     385,140
    Marriott International, Inc., Class A                                                  6,230         426,568
    Starbucks Corp. (a)                                                                    3,200         168,160
    Starwood Hotels & Resorts Worldwide, Inc.                                              3,500         221,620
                                                                                                   -------------
                                                                                                       1,201,488
                                                                                                   -------------
  Internet & Catalog Retail (1.2%)
    eBay, Inc. (a)                                                                        11,700         488,826
                                                                                                   -------------
  Multiline Retail (1.8%)
    Kohl's Corp. (a)                                                                       3,600         202,860
    Nordstrom, Inc.                                                                        5,560         205,776
    Target Corp.                                                                           5,600         329,000
                                                                                                   -------------
                                                                                                         737,636
                                                                                                   -------------
  Specialty Retail (8.3%)
    Bed Bath & Beyond, Inc. (a)                                                           16,200         743,579
    Best Buy Co., Inc.                                                                     3,800         291,080
    Chico's FAS, Inc. (a)                                                                  4,150         166,457
    Home Depot, Inc.                                                                      15,870         690,504
    Lowe's Companies, Inc.                                                                 9,470         627,103
    Sherwin-Williams Co.                                                                   4,200         199,962
    Staples, Inc.                                                                         26,740         608,870
                                                                                                   -------------
                                                                                                       3,327,555
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (2.4%)
    Coach, Inc. (a)                                                                       16,260         570,889
    NIKE, Inc., Class B                                                                    4,670         391,346
                                                                                                   -------------
                                                                                                         962,235
                                                                                                   -------------
Consumer Staples (13.4%)
  Beverages (2.9%)
    Coca-Cola Co.                                                                         13,290         581,570
    PepsiCo, Inc.                                                                         10,660         581,290
                                                                                                   -------------
                                                                                                       1,162,860
                                                                                                   -------------
  Food & Staples Retailing (4.4%)
    CVS Corp.                                                                             19,500         605,085
    Wal-Mart Stores, Inc.                                                                 17,160         846,846
    Walgreen Co.                                                                           6,800         325,448
                                                                                                   -------------
                                                                                                       1,777,379
                                                                                                   -------------
  Food Products (0.5%)
    Kellogg Co.                                                                            4,500         203,895
                                                                                                   -------------
  Household Products (2.9%)
    Colgate-Palmolive Co.                                                                  7,800         412,932
    Procter & Gamble Co.                                                                  13,560         754,343
                                                                                                   -------------
                                                                                                       1,167,275
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Personal Products (1.7%)
    Gillette Co.                                                                          12,860   $     690,196
                                                                                                   -------------
  Tobacco (1.0%)
    Altria Group, Inc.                                                                     5,730         383,681
                                                                                                   -------------
Energy (1.2%)
  Energy Equipment & Services (1.2%)
    National-Oilwell Varco, Inc. (a)                                                       6,100         319,335
    Smith International, Inc.                                                              2,470         167,812
                                                                                                   -------------
                                                                                                         487,147
                                                                                                   -------------
Financials (6.9%)
  Capital Markets (1.0%)
    Goldman Sachs Group, Inc.                                                              1,800         193,464
    Merrill Lynch & Co., Inc.                                                              4,100         240,998
                                                                                                   -------------
                                                                                                         434,462
                                                                                                   -------------
  Commercial Banks (1.7%)
    Wells Fargo & Co.                                                                      6,790         416,498
    Zions Bancorporation                                                                   3,700         264,476
                                                                                                   -------------
                                                                                                         680,974
                                                                                                   -------------
  Consumer Finance (0.4%)
    MBNA Corp.                                                                             6,270         157,753
                                                                                                   -------------
  Diversified Financial Services (0.9%)
    Citigroup, Inc.                                                                        8,390         364,965
                                                                                                   -------------
  Insurance (2.9%)
    American International Group, Inc.                                                    14,280         859,656
    Prudential Financial, Inc.                                                             4,530         303,057
                                                                                                   -------------
                                                                                                       1,162,713
                                                                                                   -------------
Health Care (20.8%)
  Biotechnology (2.7%)
    Amgen, Inc. (a)                                                                        8,310         662,723
    Amylin Pharmaceuticals, Inc. (a)                                                      10,200         190,332
    Protein Design Labs, Inc. (a)                                                          9,900         225,621
                                                                                                   -------------
                                                                                                       1,078,676
                                                                                                   -------------
  Health Care Equipment & Supplies (4.6%)
    Alcon, Inc.                                                                            1,820         208,481
    Baxter International, Inc.                                                             7,300         286,671
    Medtronic, Inc.                                                                        7,500         404,550
    Thermo Electron Corp. (a)                                                             16,030         478,656
    Varian Medical Systems, Inc. (a)                                                      12,030         472,298
                                                                                                   -------------
                                                                                                       1,850,656
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Health Care Providers & Services (2.6%)
    Caremark Rx, Inc. (a)                                                                  8,510   $     379,376
    UnitedHealth Group, Inc.                                                              13,000         679,900
                                                                                                   -------------
                                                                                                       1,059,276
                                                                                                   -------------
  Pharmaceuticals (10.9%)
    Abbott Laboratories                                                                   15,940         743,282
    Eli Lilly & Co.                                                                        6,800         382,976
    IVAX Corp. (a)                                                                        10,090         257,093
    Johnson & Johnson                                                                     25,040       1,601,558
    Novartis AG, ADR                                                                      12,980         632,256
    Pfizer, Inc.                                                                           7,600         201,400
    Teva Pharmaceutical Industries Ltd., ADR                                              11,750         368,950
    Wyeth                                                                                  4,300         196,725
                                                                                                   -------------
                                                                                                       4,384,240
                                                                                                   -------------
Industrials (9.6%)
  Aerospace & Defense (1.1%)
    Honeywell International, Inc.                                                         10,830         425,402
                                                                                                   -------------
  Building Products (1.0%)
    American Standard Companies, Inc.                                                      9,260         410,033
                                                                                                   -------------
  Electrical Equipment (1.1%)
    Rockwell Automation, Inc.                                                              8,680         447,107
                                                                                                   -------------
  Industrial Conglomerates (5.1%)
    3M Co.                                                                                 5,200         390,000
    General Electric Co.                                                                  48,800       1,683,600
                                                                                                   -------------
                                                                                                       2,073,600
                                                                                                   -------------
  Machinery (1.3%)
    ITT Industries, Inc.                                                                   2,770         294,728
    Pentair, Inc.                                                                          5,820         233,789
                                                                                                   -------------
                                                                                                         528,517
                                                                                                   -------------
Information Technology (24.9%)
  Communications Equipment (2.8%)
    Cisco Systems, Inc. (a)                                                               40,580         777,107
    Juniper Networks, Inc. (a)                                                             8,000         191,920
    Nokia Oyj, ADR                                                                         9,130         145,624
                                                                                                   -------------
                                                                                                       1,114,651
                                                                                                   -------------
  Computers & Peripherals (5.6%)
    Dell, Inc. (a)                                                                        20,040         811,019
    EMC Corp. (a)                                                                         11,260         154,149
    Hewlett-Packard Co.                                                                   16,700         411,154
    International Business Machines Corp.                                                 10,300         859,638
                                                                                                   -------------
                                                                                                       2,235,960
                                                                                                   -------------
  Internet Software & Services (0.9%)
    Yahoo!, Inc. (a)                                                                      11,220         374,075
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  IT Services (0.3%)
    Cognizant Technology Solutions Corp., Class A (a)                                      2,560   $     125,645
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (6.2%)
    Altera Corp. (a)                                                                      10,030         219,355
    Fairchild Semiconductor International, Inc. (a)                                       10,100         170,286
    Intel Corp.                                                                           29,010         787,331
    MEMC Electronic Materials, Inc. (a)                                                   12,300         208,977
    Microchip Technology, Inc.                                                             7,550         234,579
    Taiwan Semiconductor Manufacturing Co., Ltd., ADR                                     25,158         216,107
    Texas Instruments, Inc.                                                               20,610         654,574
                                                                                                   -------------
                                                                                                       2,491,209
                                                                                                   -------------
  Software (9.1%)
    Autodesk, Inc.                                                                         6,320         216,081
    Electronic Arts, Inc. (a)                                                              5,200         299,520
    Microsoft Corp.                                                                       71,920       1,841,871
    NAVTEQ Corp. (a)                                                                       3,960         174,121
    Oracle Corp. (a)                                                                      15,300         207,774
    SAP AG, ADR                                                                           14,500         620,890
    Symantec Corp. (a)                                                                    14,820         325,595
                                                                                                   -------------
                                                                                                       3,685,852
                                                                                                   -------------
Materials (1.7%)
  Chemicals (1.7%)
    Air Products & Chemicals, Inc.                                                         4,900         292,824
    Praxair, Inc.                                                                          8,400         414,876
                                                                                                   -------------
                                                                                                         707,700
                                                                                                   -------------
    Total Common Stocks
      (Cost of $34,630,489)                                                                           38,383,639
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                        PAR            VALUE
                                                                                   -------------   -------------
Short-Term Obligation (4.1%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Note
      maturing 08/15/22, market value of $1,665,300
      (repurchase proceeds $1,628,430)                                             $   1,628,000   $   1,628,000
                                                                                                   -------------
    Total Short-Term Obligation
      (Cost of $1,628,000)                                                                             1,628,000
                                                                                                   -------------
    Total Investments (99.3%)
      (Cost of $36,258,489) (b)                                                                       40,011,639

    Other Assets & Liabilities, Net (0.7%)                                                               299,882
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  40,311,521
                                                                                                   =============

  Notes to Schedule of Investments:
  (a)  Non-income producing security.
  (b)  Cost for federal income tax purposes is $36,507,709.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                            % OF
   SECTOR (UNAUDITED)                                                                    NET ASSETS
   ------------------                                                                    ----------
   Information Technology                                                                      24.9%
   Health Care                                                                                 20.8
   Consumer Discretionary                                                                      16.7
   Consumer Staples                                                                            13.4
   Industrials                                                                                  9.6
   Financials                                                                                   6.9
   Materials                                                                                    1.7
   Energy                                                                                       1.2
   Short-Term Obligation                                                                        4.1
   Other Assets & Liabilities, Net                                                              0.7
                                                                                         ----------
                                                                                              100.0%
                                                                                         ==========

     ACRONYM                       NAME
------------------      ---------------------------
       ADR              American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (96.4%)
Consumer Discretionary (9.2%)
  Hotels, Restaurants & Leisure (1.5%)
    Harrah's Entertainment, Inc.                                                           1,976   $     155,590
    McDonald's Corp.                                                                      13,066         407,267
                                                                                                   -------------
                                                                                                         562,857
                                                                                                   -------------
  Media (3.3%)
    Clear Channel Communications, Inc.                                                     2,863          93,448
    Comcast Corp., Class A (a)                                                             5,767         177,220
    McGraw-Hill Companies, Inc.                                                            9,816         451,634
    Time Warner, Inc. (a)                                                                 24,632         419,237
    Viacom, Inc., Class A                                                                  4,435         149,149
                                                                                                   -------------
                                                                                                       1,290,688
                                                                                                   -------------
  Multiline Retail (2.1%)
    Federated Department Stores, Inc.                                                      7,016         532,304
    J.C. Penney Co., Inc.                                                                  5,176         290,581
                                                                                                   -------------
                                                                                                         822,885
                                                                                                   -------------
  Specialty Retail (2.3%)
    Home Depot, Inc.                                                                      11,362         494,361
    Limited Brands                                                                         9,275         226,124
    Sherwin-Williams Co.                                                                   3,096         147,401
                                                                                                   -------------
                                                                                                         867,886
                                                                                                   -------------
Consumer Staples (9.8%)
  Beverages (2.3%)
    Diageo PLC, ADR                                                                        4,199         233,758
    PepsiCo, Inc.                                                                         11,658         635,711
                                                                                                   -------------
                                                                                                         869,469
                                                                                                   -------------
  Food Products (1.7%)
    Hershey Co.                                                                            5,355         342,024
    Kraft Foods, Inc., Class A                                                            10,380         317,109
                                                                                                   -------------
                                                                                                         659,133
                                                                                                   -------------
  Household Products (2.4%)
    Clorox Co.                                                                             6,633         370,453
    Kimberly-Clark Corp.                                                                   5,810         370,446
    Procter & Gamble Co.                                                                   3,496         194,482
                                                                                                   -------------
                                                                                                         935,381
                                                                                                   -------------
  Personal Products (1.2%)
    Gillette Co.                                                                           8,658         464,675
                                                                                                   -------------
  Tobacco (2.2%)
    Altria Group, Inc.                                                                    10,329         691,630
    UST, Inc.                                                                              3,615         166,362
                                                                                                   -------------
                                                                                                         857,992
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Energy (12.8%)
  Energy Equipment & Services (1.2%)
    Halliburton Co.                                                                        4,177   $     234,121
    Schlumberger Ltd.                                                                      2,725         228,191
                                                                                                   -------------
                                                                                                         462,312
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (11.6%)
    BP PLC, ADR                                                                           12,041         793,261
    Chevron Corp.                                                                          5,685         329,787
    ConocoPhillips                                                                        20,032       1,253,803
    Exxon Mobil Corp.                                                                     27,435       1,611,806
    Marathon Oil Corp.                                                                     5,064         295,535
    Royal Dutch Petroleum Co., N.Y. Registered Shares                                         26           1,595
    Royal Dutch Shell PLC, Class A, ADR (a)                                                3,085         189,049
                                                                                                   -------------
                                                                                                       4,474,836
                                                                                                   -------------
Financials (28.0%)
  Capital Markets (4.9%)
    A.G. Edwards, Inc.                                                                     2,202          97,549
    Bank of New York Co., Inc.                                                            15,695         483,092
    Franklin Resources, Inc.                                                               2,719         219,750
    Goldman Sachs Group, Inc.                                                              4,355         468,075
    Janus Capital Group, Inc.                                                             11,786         177,026
    Merrill Lynch & Co., Inc.                                                              4,780         280,968
    Morgan Stanley                                                                         3,480         184,614
                                                                                                   -------------
                                                                                                       1,911,074
                                                                                                   -------------
  Commercial Banks (7.4%)
    Marshall & Ilsley Corp.                                                                2,320         106,534
    National City Corp.                                                                    5,509         203,337
    North Fork Bancorporation, Inc.                                                        3,322          90,990
    PNC Financial Services Group, Inc.                                                     3,400         186,388
    U.S. Bancorp                                                                          25,646         770,919
    Wachovia Corp.                                                                        14,186         714,691
    Wells Fargo & Co.                                                                     12,628         774,601
                                                                                                   -------------
                                                                                                       2,847,460
                                                                                                   -------------
  Consumer Finance (0.8%)
    MBNA Corp.                                                                            11,844         297,995
                                                                                                   -------------
  Diversified Financial Services (5.7%)
    Citigroup, Inc.                                                                       33,785       1,469,647
    JPMorgan Chase & Co.                                                                  21,500         755,510
                                                                                                   -------------
                                                                                                       2,225,157
                                                                                                   -------------
  Insurance (6.5%)
    Allstate Corp.                                                                         3,714         227,520
    Ambac Financial Group, Inc.                                                            3,835         275,506
    American International Group, Inc.                                                     4,951         298,050
    Chubb Corp.                                                                            2,801         248,785
    Hartford Financial Services Group, Inc.                                                4,955         399,224
    Lincoln National Corp.                                                                10,376         501,161

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Insurance (continued)
    Willis Group Holdings Ltd.                                                             5,232   $     173,493
    XL Capital Ltd., Class A                                                               5,491         394,364
                                                                                                   -------------
                                                                                                       2,518,103
                                                                                                   -------------
  Real Estate (2.2%)
    Archstone-Smith Trust, REIT                                                            6,755         287,087
    AvalonBay Communities, Inc., REIT                                                      3,251         284,658
    Kimco Realty Corp., REIT                                                               4,418         290,086
                                                                                                   -------------
                                                                                                         861,831
                                                                                                   -------------
  Thrifts & Mortgage Finance (0.5%)
    Countrywide Financial Corp.                                                            5,294         190,584
                                                                                                   -------------
Health Care (5.8%)
  Health Care Equipment & Supplies (0.3%)
    Bausch & Lomb, Inc.                                                                    1,345         113,854
                                                                                                   -------------
  Health Care Providers & Services (1.6%)
    Aetna, Inc.                                                                            5,172         400,313
    CIGNA Corp.                                                                            2,252         240,401
                                                                                                   -------------
                                                                                                         640,714
                                                                                                   -------------
  Pharmaceuticals (3.9%)
    GlaxoSmithKline PLC, ADR                                                               3,865         183,355
    Johnson & Johnson                                                                      4,634         296,391
    Merck & Co., Inc.                                                                     10,127         314,545
    Novartis AG, ADR                                                                       4,748         231,275
    Pfizer, Inc.                                                                          17,862         473,343
                                                                                                   -------------
                                                                                                       1,498,909
                                                                                                   -------------
Industrials (12.2%)
  Aerospace & Defense (3.2%)
    General Dynamics Corp.                                                                 4,587         528,377
    United Technologies Corp.                                                             14,196         719,737
                                                                                                   -------------
                                                                                                       1,248,114
                                                                                                   -------------
  Commercial Services & Supplies (1.8%)
    Cendant Corp.                                                                          8,692         185,661
    Republic Services, Inc.                                                                3,469         125,751
    Waste Management, Inc.                                                                13,763         387,016
                                                                                                   -------------
                                                                                                         698,428
                                                                                                   -------------
  Industrial Conglomerates (5.7%)
    General Electric Co.                                                                  43,655       1,506,097
    Textron, Inc.                                                                          9,315         690,894
                                                                                                   -------------
                                                                                                       2,196,991
                                                                                                   -------------
  Machinery (1.5%)
    Deere & Co.                                                                            4,047         297,576
    Eaton Corp.                                                                            4,391         286,908
                                                                                                   -------------
                                                                                                         584,484
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Information Technology (5.6%)
  Communications Equipment (0.8%)
    Cisco Systems, Inc. (a)                                                                5,459   $     104,540
    Nokia Oyj, ADR                                                                        12,624         201,353
                                                                                                   -------------
                                                                                                         305,893
                                                                                                   -------------
  Computers & Peripherals (1.5%)
    International Business Machines Corp.                                                  4,136         345,190
    Lexmark International, Inc., Class A (a)                                               3,908         245,032
                                                                                                   -------------
                                                                                                         590,222
                                                                                                   -------------
  IT Services (1.6%)
    Accenture Ltd., Class A (a)                                                           17,569         439,928
    Automatic Data Processing, Inc.                                                        4,442         197,269
                                                                                                   -------------
                                                                                                         637,197
                                                                                                   -------------
  Office Electronics (0.6%)
    Xerox Corp. (a)                                                                       17,753         234,517
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (0.3%)
    Intel Corp.                                                                            4,153         112,712
                                                                                                   -------------
  Software (0.8%)
    Microsoft Corp.                                                                       11,645         298,229
                                                                                                   -------------
Materials (4.0%)
  Chemicals (2.0%)
    Air Products & Chemicals, Inc.                                                        10,879         650,129
    PPG Industries, Inc.                                                                   2,156         140,205
                                                                                                   -------------
                                                                                                         790,334
                                                                                                   -------------
  Paper & Forest Products (2.0%)
    MeadWestvaco Corp.                                                                    15,226         444,903
    Weyerhaeuser Co.                                                                       4,754         327,931
                                                                                                   -------------
                                                                                                         772,834
                                                                                                   -------------
Telecommunication Services (4.4%)
  Diversified Telecommunication Services (4.4%)
    BellSouth Corp.                                                                       10,895         300,702
    SBC Communications, Inc.                                                              33,157         810,689
    Verizon Communications, Inc.                                                          16,870         577,460
                                                                                                   -------------
                                                                                                       1,688,851
                                                                                                   -------------
Utilities (4.6%)
  Electric Utilities (2.7%)
    American Electric Power Co., Inc.                                                      4,983         192,842
    Entergy Corp.                                                                          3,773         294,068
    Exelon Corp.                                                                           6,751         361,313
    FPL Group, Inc.                                                                        4,982         214,824
                                                                                                   -------------
                                                                                                       1,063,047
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Independent Power Producers & Energy Traders (0.8%)
    TXU Corp.                                                                              3,386   $     293,363
                                                                                                   -------------
  Multi-Utilities (1.1%)
    Dominion Resources, Inc.                                                               2,647         195,507
    PG&E Corp.                                                                             6,433         242,074
                                                                                                   -------------
                                                                                                         437,581
                                                                                                   -------------
    Total Common Stocks
      (Cost of $32,045,097)                                                                           37,326,592
                                                                                                   -------------
Investment Company (2.6%)
    iShares Russell 1000 Value Index Fund                                                 14,943       1,026,584
                                                                                                   -------------
    Total Investment Company
      (Cost of $963,228)                                                                               1,026,584
                                                                                                   -------------

                                                                                        PAR
                                                                                   -------------
Short-Term Obligation (0.9%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/19, market value of $347,807
      (repurchase proceeds $338,089)                                               $     338,000         338,000
                                                                                                   -------------
    Total Short-Term Obligation
      (Cost of $338,000)                                                                                 338,000
                                                                                                   -------------
    Total Investments (99.9%)
      (Cost of $33,346,325) (b)                                                                       38,691,176

    Other Assets & Liabilities, Net (0.1%)                                                                40,049
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  38,731,225
                                                                                                   =============

  Notes to Schedule of Investments:
  (a)  Non-income producing security.
  (b)  Cost for federal income tax purposes is $33,449,797.

                 See Accompanying Notes to Financial Statements.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                           % OF
   SECTOR (UNAUDITED)                                                                    NET ASSETS
   ------------------                                                                   -----------
   Financials                                                                                  28.0%
   Energy                                                                                      12.8
   Industrials                                                                                 12.2
   Consumer Staples                                                                             9.8
   Consumer Discretionary                                                                       9.2
   Health Care                                                                                  5.8
   Information Technology                                                                       5.6
   Utilities                                                                                    4.6
   Telecommunication Services                                                                   4.4
   Materials                                                                                    4.0
   Investment Company                                                                           2.6
   Short-Term Obligation                                                                        0.9
   Other Assets & Liabilities, Net                                                              0.1
                                                                                        -----------
                                                                                              100.0%
                                                                                        ===========

     ACRONYM                       NAME
------------------      ----------------------------
       ADR              American Depositary Receipt
       REIT             Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (99.3%)
Consumer Discretionary (22.0%)
  Auto Components (0.5%)
    Autoliv, Inc.                                                                          2,800   $     124,740
                                                                                                   -------------
  Diversified Consumer Services (0.8%)
    Career Education Corp. (a)                                                             2,790         108,224
    Education Management Corp. (a)                                                         2,920         101,470
                                                                                                   -------------
                                                                                                         209,694
                                                                                                   -------------
  Hotels, Restaurants & Leisure (6.3%)
    Applebee's International, Inc.                                                         6,790         180,003
    Brinker International, Inc. (a)                                                        2,620         107,158
    Cheesecake Factory, Inc. (a)                                                           6,320         226,003
    Four Seasons Hotels, Inc.                                                                910          60,515
    Harrah's Entertainment, Inc.                                                           1,695         133,464
    Hilton Hotels Corp.                                                                    8,190         202,703
    International Game Technology                                                          5,090         139,262
    Marriott International, Inc., Class A                                                  2,170         148,580
    Wendy's International, Inc.                                                            2,020         104,434
    Yum! Brands, Inc.                                                                      4,860         254,421
                                                                                                   -------------
                                                                                                       1,556,543
                                                                                                   -------------
  Household Durables (2.8%)
    Centex Corp.                                                                             860          63,623
    D.R. Horton, Inc.                                                                      2,873         118,023
    Fortune Brands, Inc.                                                                   1,650         156,007
    Tempur-Pedic International, Inc. (a)                                                  20,620         354,870
                                                                                                   -------------
                                                                                                         692,523
                                                                                                   -------------
  Internet & Catalog Retail (0.3%)
    Netflix, Inc. (a)                                                                      4,370          81,107
                                                                                                   -------------
  Leisure Equipment & Products (1.0%)
    Marvel Enterprises, Inc. (a)                                                           7,020         136,118
    SCP Pool Corp.                                                                         2,850         103,854
                                                                                                   -------------
                                                                                                         239,972
                                                                                                   -------------
  Media (3.3%)
    Getty Images, Inc. (a)                                                                 1,570         126,778
    Grupo Televisa SA, ADR                                                                 2,350         155,029
    Lamar Advertising Co., Class A (a)                                                     2,040          89,780
    XM Satellite Radio Holdings, Inc., Class A (a)                                        12,720         453,214
                                                                                                   -------------
                                                                                                         824,801
                                                                                                   -------------
  Specialty Retail (5.6%)
    Abercrombie & Fitch Co., Class A                                                       3,200         230,560
    Chico's FAS, Inc. (a)                                                                 12,030         482,523
    Children's Place Retail Stores, Inc. (a)                                               2,060          94,142
    PETCO Animal Supplies, Inc. (a)                                                        2,180          60,757
    PETsMART, Inc.                                                                         4,960         147,560
    Urban Outfitters, Inc. (a)                                                             6,420         389,758
                                                                                                   -------------
                                                                                                       1,405,300
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Textiles, Apparel & Luxury Goods (1.4%)
    Coach, Inc. (a)                                                                        9,870   $     346,536
                                                                                                   -------------
Consumer Staples (4.2%)
  Food & Staples Retailing (0.9%)
    Rite Aid Corp. (a)                                                                    20,190          90,653
    Whole Foods Market, Inc.                                                               1,010         137,875
                                                                                                   -------------
                                                                                                         228,528
                                                                                                   -------------
  Food Products (2.2%)
    Bunge Ltd.                                                                             1,000          61,390
    Corn Products International, Inc.                                                     12,230         294,376
    H.J. Heinz Co.                                                                         2,740         100,778
    Tyson Foods, Inc., Class A                                                             5,130          95,623
                                                                                                   -------------
                                                                                                         552,167
                                                                                                   -------------
  Personal Products (0.7%)
    Alberto-Culver Co.                                                                     1,940          87,533
    Estee Lauder Companies, Inc., Class A                                                  1,870          73,192
                                                                                                   -------------
                                                                                                         160,725
                                                                                                   -------------
  Tobacco (0.4%)
    UST, Inc.                                                                              2,170          99,863
                                                                                                   -------------
Energy (10.0%)
  Energy Equipment & Services (3.5%)
    Diamond Offshore Drilling, Inc.                                                        2,000         114,120
    FMC Technologies, Inc. (a)                                                             5,160         187,050
    Grant Prideco, Inc. (a)                                                                1,900          60,990
    Nabors Industries Ltd. (a)                                                             2,010         131,555
    National-Oilwell Varco, Inc. (a)                                                       3,230         169,090
    Smith International, Inc.                                                              2,870         194,988
                                                                                                   -------------
                                                                                                         857,793
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (6.5%)
    Chesapeake Energy Corp.                                                                5,280         137,861
    EOG Resources, Inc.                                                                    4,290         262,119
    Massey Energy Co.                                                                      4,650         201,112
    Peabody Energy Corp.                                                                   2,440         160,406
    Southwestern Energy Co. (a)                                                            3,910         215,480
    Teekay Shipping Corp.                                                                  5,230         240,632
    Ultra Petroleum Corp. (a)                                                              4,470         169,502
    XTO Energy, Inc.                                                                       6,884         241,560
                                                                                                   -------------
                                                                                                       1,628,672
                                                                                                   -------------
Financials (6.0%)
  Capital Markets (3.5%)
    Affiliated Managers Group, Inc. (a)                                                    2,690         191,797
    E*TRADE Financial Corp. (a)                                                            8,280         128,423
    Lazard Ltd., Class A (a)                                                               8,070         192,550

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Capital Markets (continued)
    Legg Mason, Inc.                                                                       1,520   $     155,268
    T. Rowe Price Group, Inc.                                                              2,900         192,415
                                                                                                   -------------
                                                                                                         860,453
                                                                                                   -------------
  Commercial Banks (1.8%)
    East West Bancorp, Inc.                                                                2,960         102,120
    North Fork Bancorporation, Inc.                                                        6,440         176,392
    Zions Bancorporation                                                                   2,540         181,559
                                                                                                   -------------
                                                                                                         460,071
                                                                                                   -------------
  Insurance (0.5%)
    Ambac Financial Group, Inc.                                                            1,735         124,642
                                                                                                   -------------
  Real Estate (0.2%)
    St. Joe Co.                                                                              620          50,462
                                                                                                   -------------
Health Care (17.0%)
  Biotechnology (1.4%)
    Amylin Pharmaceuticals, Inc. (a)                                                      11,220         209,365
    Neurocrine Biosciences, Inc. (a)                                                       2,590         128,412
                                                                                                   -------------
                                                                                                         337,777
                                                                                                   -------------
  Health Care Equipment & Supplies (5.4%)
    Beckman Coulter, Inc.                                                                  1,720          93,465
    Biomet, Inc.                                                                           3,230         123,160
    DENTSPLY International, Inc.                                                           1,770          98,677
    Gen-Probe, Inc. (a)                                                                    4,130         182,092
    Kinetic Concepts, Inc. (a)                                                             2,090         125,337
    Nektar Therapeutics (a)                                                                6,120         114,811
    ResMed, Inc. (a)                                                                       1,930         129,310
    Thermo Electron Corp. (a)                                                              5,920         176,771
    Varian Medical Systems, Inc. (a)                                                       4,860         190,804
    Waters Corp. (a)                                                                       2,600         117,728
                                                                                                   -------------
                                                                                                       1,352,155
                                                                                                   -------------
  Health Care Providers & Services (6.7%)
    Cerner Corp. (a)                                                                       1,690         127,460
    Community Health Systems, Inc. (a)                                                     3,465         133,784
    Coventry Health Care, Inc. (a)                                                         2,440         172,581
    DaVita, Inc. (a)                                                                       6,197         292,746
    Health Management Associates, Inc., Class A                                            4,670         111,146
    Henry Schein, Inc. (a)                                                                 2,450         105,767
    Laboratory Corp. of America Holdings (a)                                               3,650         184,945
    Medco Health Solutions, Inc. (a)                                                       1,890          91,552
    Quest Diagnostics, Inc.                                                                2,050         105,247
    United Surgical Partners International, Inc. (a)                                       2,390          86,064
    WellPoint, Inc. (a)                                                                    3,600         254,664
                                                                                                   -------------
                                                                                                       1,665,956
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Pharmaceuticals (3.5%)
    Allergan, Inc.                                                                         2,460   $     219,850
    Endo Pharmaceuticals Holdings, Inc. (a)                                                4,220         120,101
    Forest Laboratories, Inc. (a)                                                          3,430         136,926
    Medicis Pharmaceutical Corp., Class A                                                  8,230         279,162
    Teva Pharmaceutical Industries Ltd., ADR                                               3,860         121,204
                                                                                                   -------------
                                                                                                         877,243
                                                                                                   -------------
Industrials (12.4%)
  Aerospace & Defense (1.9%)
    Armor Holdings, Inc. (a)                                                               2,710         110,785
    L-3 Communications Holdings, Inc.                                                      2,880         225,302
    Rockwell Collins, Inc.                                                                 2,660         129,808
                                                                                                   -------------
                                                                                                         465,895
                                                                                                   -------------
  Air Freight & Logistics (1.3%)
    C.H. Robinson Worldwide, Inc.                                                          3,110         194,593
    UTI Worldwide, Inc.                                                                    1,780         127,021
                                                                                                   -------------
                                                                                                         321,614
                                                                                                   -------------
  Airlines (0.4%)
    Southwest Airlines Co.                                                                 7,990         113,378
                                                                                                   -------------
  Commercial Services & Supplies (4.4%)
    ChoicePoint, Inc. (a)                                                                  5,405         235,658
    Cintas Corp.                                                                           2,220          98,412
    Corporate Executive Board Co.                                                          5,375         433,655
    Robert Half International, Inc.                                                        9,820         332,800
                                                                                                   -------------
                                                                                                       1,100,525
                                                                                                   -------------
  Construction & Engineering (1.2%)
    Jacobs Engineering Group, Inc. (a)                                                     4,940         290,867
                                                                                                   -------------
  Electrical Equipment (0.6%)
    Rockwell Automation, Inc.                                                              2,940         151,439
                                                                                                   -------------
  Machinery (2.1%)
    Joy Global, Inc.                                                                       5,570         228,760
    Terex Corp. (a)                                                                        6,010         291,004
                                                                                                   -------------
                                                                                                         519,764
                                                                                                   -------------
  Road & Rail (0.5%)
    Landstar System, Inc.                                                                  3,730         124,284
                                                                                                   -------------
Information Technology (19.5%)
  Communications Equipment (1.7%)
    Comverse Technology, Inc. (a)                                                         10,080         254,923
    F5 Networks, Inc. (a)                                                                  1,200          50,616
    Harris Corp.                                                                           3,110         115,288
                                                                                                   -------------
                                                                                                         420,827
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Computers & Peripherals (1.4%)
    Network Appliance, Inc. (a)                                                            4,020   $     102,550
    SanDisk Corp. (a)                                                                      7,290         246,548
                                                                                                   -------------
                                                                                                         349,098
                                                                                                   -------------
  Internet Software & Services (0.4%)
    VeriSign, Inc. (a)                                                                     3,310          87,086
                                                                                                   -------------
  IT Services (3.8%)
    Affiliated Computer Services, Inc., Class A (a)                                        2,390         119,428
    Alliance Data Systems Corp. (a)                                                        5,370         228,601
    Cognizant Technology Solutions Corp., Class A (a)                                      5,230         256,688
    Fiserv, Inc. (a)                                                                       2,800         124,236
    Global Payments, Inc.                                                                  1,900         125,856
    Paychex, Inc.                                                                          2,290          79,944
                                                                                                   -------------
                                                                                                         934,753
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (6.5%)
    Advanced Micro Devices, Inc. (a)                                                       3,520          70,682
    Altera Corp. (a)                                                                       5,710         124,878
    Broadcom Corp., Class A (a)                                                            5,690         243,361
    KLA-Tencor Corp.                                                                       2,150         111,155
    Lam Research Corp. (a)                                                                 2,210          62,875
    Linear Technology Corp.                                                                4,930         191,580
    Marvell Technology Group Ltd. (a)                                                     10,360         452,628
    MEMC Electronic Materials, Inc. (a)                                                    7,660         130,143
    Microchip Technology, Inc.                                                             2,140          66,490
    National Semiconductor Corp.                                                           3,610          89,203
    NVIDIA Corp. (a)                                                                       3,140          84,968
                                                                                                   -------------
                                                                                                       1,627,963
                                                                                                   -------------
  Software (5.7%)
    Amdocs Ltd. (a)                                                                        4,550         135,090
    Check Point Software Technologies Ltd. (a)                                             6,080         136,982
    Citrix Systems, Inc. (a)                                                               7,680         183,015
    Hyperion Solutions Corp. (a)                                                           3,190         150,121
    Macromedia, Inc. (a)                                                                   1,580          63,437
    McAfee, Inc. (a)                                                                       2,750          86,350
    Mercury Interactive Corp. (a)                                                          4,375         172,244
    NAVTEQ Corp. (a)                                                                       6,300         277,011
    Symantec Corp. (a)                                                                     9,993         219,549
                                                                                                   -------------
                                                                                                       1,423,799
                                                                                                   -------------
Materials (3.9%)
  Chemicals (2.0%)
    Airgas, Inc.                                                                           2,670          78,765
    Potash Corp. of Saskatchewan, Inc.                                                     4,010         427,306
                                                                                                   -------------
                                                                                                         506,071
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Metals & Mining (1.9%)
    Freeport-McMoRan Copper & Gold, Inc., Class B                                          3,290   $     132,521
    Inco Ltd.                                                                              3,020         123,760
    Phelps Dodge Corp.                                                                     1,970         209,706
                                                                                                   -------------
                                                                                                         465,987
                                                                                                   -------------
Telecommunication Services (3.4%)
  Wireless Telecommunication Services (3.4%)
    American Tower Corp., Class A (a)                                                      7,890         181,312
    Crown Castle International Corp. (a)                                                   9,500         206,720
    Millicom International Cellular SA (a)                                                10,100         214,524
    SpectraSite, Inc. (a)                                                                  2,090         170,753
    VimpelCom, ADR (a)                                                                     2,030          77,912
                                                                                                   -------------
                                                                                                         851,221
                                                                                                   -------------
Utilities (0.9%)
  Independent Power Producers & Energy Traders (0.9%)
    AES Corp. (a)                                                                         13,600         218,280
                                                                                                   -------------
    Total Common Stocks
      (Cost of $20,605,084)                                                                           24,710,574
                                                                                                   -------------

                                                                                        PAR
                                                                                   -------------
Short-Term Obligation (0.5%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/10, market value of $128,863
      (repurchase proceeds $124,033)                                               $     124,000         124,000
                                                                                                   -------------
    Total Short-Term Obligation
      (Cost of $124,000)                                                                                 124,000
                                                                                                   -------------
    Total Investments (99.8%)
      (Cost of $20,729,084) (b)                                                                       24,834,574

    Other Assets & Liabilities, Net (0.2%)                                                                46,134
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  24,880,708
                                                                                                   =============

  Notes to Schedule of Investments:
  (a)  Non-income producing security.
  (b)  Cost for federal income tax purposes is $20,951,508.

                 See Accompanying Notes to Financial Statements.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                            % OF
   SECTOR (UNAUDITED)                                                                    NET ASSETS
   ------------------                                                                   -----------
   Consumer Discretionary                                                                      22.0%
   Information Technology                                                                      19.5
   Health Care                                                                                 17.0
   Industrials                                                                                 12.4
   Energy                                                                                      10.0
   Financials                                                                                   6.0
   Consumer Staples                                                                             4.2
   Materials                                                                                    3.9
   Telecommunication Services                                                                   3.4
   Utilities                                                                                    0.9
   Short-Term Obligation                                                                        0.5
   Other Assets & Liabilities, Net                                                              0.2
                                                                                        -----------
                                                                                              100.0%
                                                                                        ===========

     ACRONYM                       NAME
------------------      ---------------------------
       ADR              American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (97.9%)
Consumer Discretionary (10.5%)
  Auto Components (1.5%)
    BorgWarner, Inc.                                                                       2,200   $     127,974
    Johnson Controls, Inc.                                                                 3,200         183,808
                                                                                                   -------------
                                                                                                         311,782
                                                                                                   -------------
  Hotels, Restaurants & Leisure (2.2%)
    Brinker International, Inc. (a)                                                        4,100         167,690
    Harrah's Entertainment, Inc.                                                           2,400         188,976
    Outback Steakhouse, Inc.                                                               2,500         116,450
                                                                                                   -------------
                                                                                                         473,116
                                                                                                   -------------
  Media (0.8%)
    Dow Jones & Co., Inc.                                                                  4,400         165,132
                                                                                                   -------------
  Multiline Retail (3.2%)
    Dollar General Corp.                                                                   9,000         182,880
    Federated Department Stores, Inc.                                                      1,800         136,566
    J.C. Penney Co., Inc.                                                                  3,200         179,648
    May Department Stores Co.                                                              4,200         172,410
                                                                                                   -------------
                                                                                                         671,504
                                                                                                   -------------
  Specialty Retail (2.3%)
    Office Depot, Inc. (a)                                                                 4,200         119,196
    Sherwin-Williams Co.                                                                   3,600         171,396
    TJX Companies, Inc.                                                                    8,900         209,239
                                                                                                   -------------
                                                                                                         499,831
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (0.5%)
    Reebok International Ltd.                                                              2,500         105,750
                                                                                                   -------------
Consumer Staples (4.5%)
  Beverages (1.0%)
    Pepsi Bottling Group, Inc.                                                             7,100         207,036
                                                                                                   -------------
  Food & Staples Retailing (1.8%)
    Kroger Co. (a)                                                                         8,900         176,665
    SUPERVALU, Inc.                                                                        5,900         208,860
                                                                                                   -------------
                                                                                                         385,525
                                                                                                   -------------
  Food Products (1.4%)
    Dean Foods Co. (a)                                                                     6,800         242,760
    Tyson Foods, Inc., Class A                                                             3,500          65,240
                                                                                                   -------------
                                                                                                         308,000
                                                                                                   -------------
  Tobacco (0.3%)
    UST, Inc.                                                                              1,400          64,428
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Energy (9.7%)
  Energy Equipment & Services (4.4%)
    BJ Services Co.                                                                        2,350   $     143,327
    National-Oilwell Varco, Inc. (a)                                                       3,100         162,285
    Noble Corp.                                                                            2,850         191,463
    Technip SA, ADR                                                                        3,100         166,315
    Transocean, Inc. (a)                                                                   3,200         180,576
    Weatherford International Ltd. (a)                                                     1,550          98,084
                                                                                                   -------------
                                                                                                         942,050
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (5.3%)
    Amerada Hess Corp.                                                                     2,100         247,506
    EOG Resources, Inc.                                                                    1,900         116,090
    Marathon Oil Corp.                                                                       615          35,870
    Murphy Oil Corp.                                                                       1,300          68,952
    Peabody Energy Corp.                                                                   3,100         203,794
    Williams Companies, Inc.                                                               9,200         195,408
    XTO Energy, Inc.                                                                       7,266         254,964
                                                                                                   -------------
                                                                                                       1,122,584
                                                                                                   -------------
Financials (23.7%)
  Capital Markets (1.8%)
    Bear Stearns Companies, Inc.                                                           1,800         183,798
    Janus Capital Group, Inc.                                                             13,600         204,272
                                                                                                   -------------
                                                                                                         388,070
                                                                                                   -------------
  Commercial Banks (6.5%)
    City National Corp.                                                                    2,950         215,556
    Cullen/Frost Bankers, Inc.                                                             4,650         232,965
    Marshall & Ilsley Corp.                                                                5,600         257,152
    Mercantile Bankshares Corp.                                                            3,200         178,048
    North Fork Bancorporation, Inc.                                                        7,750         212,273
    UnionBanCal Corp.                                                                      2,600         185,484
    Zions Bancorporation                                                                   1,400         100,072
                                                                                                   -------------
                                                                                                       1,381,550
                                                                                                   -------------
  Diversified Financial Services (0.9%)
    CIT Group, Inc.                                                                        4,200         185,388
                                                                                                   -------------
  Insurance (6.4%)
    Ace Ltd.                                                                               3,200         147,872
    Ambac Financial Group, Inc.                                                            3,250         233,480
    Endurance Specialty Holdings Ltd.                                                      5,000         195,000
    Genworth Financial, Inc., Class A                                                      3,500         109,760
    Hartford Financial Services Group, Inc.                                                1,300         104,741
    Lincoln National Corp.                                                                 3,600         173,880
    Loews Corp.                                                                            2,700         225,801
    Old Republic International Corp.                                                       6,800         178,568
                                                                                                   -------------
                                                                                                       1,369,102
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Real Estate (4.5%)
    Archstone-Smith Trust, REIT                                                            3,200   $     136,000
    Boston Properties, Inc., REIT                                                          1,600         121,840
    Equity Office Properties Trust, REIT                                                   5,100         180,795
    Host Marriott Corp., REIT                                                             14,400         268,560
    ProLogis, REIT                                                                         5,300         241,468
                                                                                                   -------------
                                                                                                         948,663
                                                                                                   -------------
  Thrifts & Mortgage Finance (3.6%)
    Golden West Financial Corp.                                                            4,500         293,040
    PMI Group, Inc.                                                                        5,800         237,510
    Sovereign Bancorp, Inc.                                                               10,100         242,299
                                                                                                   -------------
                                                                                                         772,849
                                                                                                   -------------
Health Care (3.9%)
  Health Care Equipment & Supplies (1.2%)
    Millipore Corp. (a)                                                                    2,300         140,921
    Varian, Inc. (a)                                                                       2,800         104,916
                                                                                                   -------------
                                                                                                         245,837
                                                                                                   -------------
  Health Care Providers & Services (1.7%)
    CIGNA Corp.                                                                            1,500         160,125
    Community Health Systems, Inc. (a)                                                     3,800         146,718
    Universal Health Services, Inc., Class B                                                 900          46,836
                                                                                                   -------------
                                                                                                         353,679
                                                                                                   -------------
  Pharmaceuticals (1.0%)
    IVAX Corp. (a)                                                                         4,500         114,660
    Shire Pharmaceuticals Group PLC, ADR                                                   3,100         108,500
                                                                                                   -------------
                                                                                                         223,160
                                                                                                   -------------
Industrials (13.4%)
  Aerospace & Defense (1.9%)
    Goodrich Corp.                                                                         5,000         221,200
    Northrop Grumman Corp.                                                                 3,200         177,440
                                                                                                   -------------
                                                                                                         398,640
                                                                                                   -------------
  Building Products (0.6%)
    American Standard Companies, Inc.                                                      2,900         128,412
                                                                                                   -------------
  Commercial Services & Supplies (1.7%)
    Avery Dennison Corp.                                                                   2,700         153,009
    Manpower, Inc.                                                                         2,400         114,720
    Pitney Bowes, Inc.                                                                     2,400         106,992
                                                                                                   -------------
                                                                                                         374,721
                                                                                                   -------------
  Construction & Engineering (1.3%)
    Fluor Corp.                                                                            1,900         121,220
    Jacobs Engineering Group, Inc. (a)                                                     2,600         153,088
                                                                                                   -------------
                                                                                                         274,308
                                                                                                   -------------
  Electrical Equipment (1.3%)
    AMETEK, Inc.                                                                           4,600         189,520
    Hubbell, Inc., Class B                                                                 2,000          90,800
                                                                                                   -------------
                                                                                                         280,320
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Machinery (4.5%)
    AGCO Corp. (a)                                                                         5,800   $     120,002
    Dover Corp.                                                                            3,850         158,851
    Eaton Corp.                                                                            2,600         169,884
    Ingersoll-Rand Co., Ltd., Class A                                                      2,700         211,059
    Kennametal, Inc.                                                                       2,700         128,331
    Parker Hannifin Corp.                                                                  2,550         167,586
                                                                                                   -------------
                                                                                                         955,713
                                                                                                   -------------
  Road & Rail (1.6%)
    Burlington Northern Santa Fe Corp.                                                     1,800          97,650
    Norfolk Southern Corp.                                                                 6,600         245,586
                                                                                                   -------------
                                                                                                         343,236
                                                                                                   -------------
  Trading Companies & Distributors (0.5%)
    United Rentals, Inc. (a)                                                               5,300          98,580
                                                                                                   -------------
Information Technology (7.6%)
  Communications Equipment (0.6%)
    Andrew Corp. (a)                                                                      12,600         138,474
                                                                                                   -------------
  Computers & Peripherals (0.3%)
    ATI Technologies, Inc. (a)                                                             5,300          66,727
                                                                                                   -------------
  Electronic Equipment & Instruments (5.1%)
    Agilent Technologies, Inc. (a)                                                         4,600         120,704
    Amphenol Corp., Class A                                                                1,700          75,718
    Arrow Electronics, Inc. (a)                                                            7,300         219,146
    AVX Corp.                                                                              8,400         114,744
    Flextronics International Ltd. (a)                                                     8,300         112,382
    Ingram Micro, Inc., Class A (a)                                                        7,600         141,664
    Mettler-Toledo International, Inc. (a)                                                 3,400         178,500
    Tektronix, Inc.                                                                        4,700         117,782
                                                                                                   -------------
                                                                                                       1,080,640
                                                                                                   -------------
  IT Services (0.4%)
    Affiliated Computer Services, Inc., Class A (a)                                        1,500          74,955
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (0.4%)
    MEMC Electronic Materials, Inc. (a)                                                    5,000          84,950
                                                                                                   -------------
  Software (0.8%)
    Activision, Inc. (a)                                                                   3,100          63,054
    Cadence Design Systems, Inc. (a)                                                       3,900          62,751
    Electronic Arts, Inc. (a)                                                                900          51,840
                                                                                                   -------------
                                                                                                         177,645
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Materials (11.9%)
  Chemicals (7.1%)
    Agrium, Inc.                                                                           7,600   $     173,812
    Air Products & Chemicals, Inc.                                                         3,000         179,280
    Ashland, Inc.                                                                          2,400         147,480
    Celanese Corp., Series A                                                               5,800         109,156
    Eastman Chemical Co.                                                                   1,800          99,702
    Engelhard Corp.                                                                        3,500         100,415
    Lubrizol Corp.                                                                         4,500         198,000
    Nalco Holding Co. (a)                                                                  7,800         167,310
    PPG Industries, Inc.                                                                   2,250         146,317
    Rohm and Haas Co.                                                                      4,100         188,846
                                                                                                   -------------
                                                                                                       1,510,318
                                                                                                   -------------
  Construction Materials (1.1%)
    Martin Marietta Materials, Inc.                                                        3,000         218,070
                                                                                                   -------------
  Containers & Packaging (1.2%)
    Bemis Co.                                                                              6,100         164,700
    Crown Holdings, Inc. (a)                                                               5,400          85,266
                                                                                                   -------------
                                                                                                         249,966
                                                                                                   -------------
  Metals & Mining (1.2%)
    Freeport-McMoRan Copper & Gold, Inc., Class B                                          2,300          92,644
    Nucor Corp.                                                                            3,000         166,350
                                                                                                   -------------
                                                                                                         258,994
                                                                                                   -------------
  Paper & Forest Products (1.3%)
    Georgia-Pacific Corp.                                                                  6,700         228,805
    MeadWestvaco Corp.                                                                     1,800          52,596
                                                                                                   -------------
                                                                                                         281,401
                                                                                                   -------------
Telecommunication Services (1.5%)
  Wireless Telecommunication Services (1.5%)
    Telephone & Data Systems, Inc.                                                         4,000         159,400
    Telephone & Data Systems, Inc., Special Shares                                         4,000         152,800
                                                                                                   -------------
                                                                                                         312,200
                                                                                                   -------------
Utilities (11.2%)
  Electric Utilities (6.1%)
    Edison International                                                                   7,200         294,336
    Entergy Corp.                                                                          3,650         284,481
    Exelon Corp.                                                                           6,000         321,120
    FPL Group, Inc.                                                                        2,700         116,424
    PPL Corp.                                                                              2,650         163,187
    Reliant Energy, Inc. (a)                                                               8,800         116,688
                                                                                                   -------------
                                                                                                       1,296,236
                                                                                                   -------------
  Gas Utilities (0.5%)
    AGL Resources, Inc.                                                                    3,000         115,350
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Independent Power Producers & Energy Traders (1.7%)
    AES Corp. (a)                                                                          7,100   $     113,955
    Constellation Energy Group, Inc.                                                       4,200         252,882
                                                                                                   -------------
                                                                                                         366,837
                                                                                                   -------------
  Multi-Utilities (2.9%)
    Energy East Corp.                                                                      7,100         197,877
    PG&E Corp.                                                                             7,800         293,514
    Sempra Energy                                                                          2,700         114,750
                                                                                                   -------------
                                                                                                         606,141
                                                                                                   -------------
    Total Common Stocks
      (Cost of $16,853,452)                                                                           20,817,870
                                                                                                   -------------

                                                                                        PAR
                                                                                   -------------
Convertible Bond (0.4%)
Communications (0.4%)
  Telecommunications (0.4%)
    Lucent Technologies, Inc.,
      2.750% 06/15/25                                                              $      81,164          91,343
                                                                                                   -------------

    Total Convertible Bond
      (Cost of $92,737)                                                                                   91,343
                                                                                                   -------------

                                                                                      SHARES
                                                                                   -------------
Convertible Preferred Stock (0.1%)
Materials (0.1%)
  Chemicals (0.1%)
    Celanese Corp., 4.250%                                                                   800          22,280
                                                                                                   -------------
    Total Convertible Preferred Stock
      (Cost of $20,000)                                                                                   22,280
                                                                                                   -------------
    Total Investments (98.4%)
      (Cost of $16,966,189) (b)                                                                       20,931,493

    Other Assets & Liabilities, Net (1.6%)                                                               345,802
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  21,277,295
                                                                                                   =============

                 See Accompanying Notes to Financial Statements.

   Notes to Schedule of Investments:
   (a)  Non-income producing security.
   (b)  Cost for federal income tax purposes is $16,973,941.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                            % OF
   SECTOR (UNAUDITED)                                                                    NET ASSETS
   ------------------                                                                    ----------
   Financials                                                                                  23.7%
   Industrials                                                                                 13.4
   Materials                                                                                   12.0
   Utilities                                                                                   11.2
   Consumer Discretionary                                                                      10.5
   Energy                                                                                       9.7
   Information Technology                                                                       8.0
   Consumer Staples                                                                             4.5
   Health Care                                                                                  3.9
   Telecommunication Services                                                                   1.5
   Other Assets & Liabilities, Net                                                              1.6
                                                                                         ----------
                                                                                              100.0%
                                                                                         ==========

     ACRONYM                       NAME
------------------      ----------------------------
       ADR              American Depositary Receipt
       REIT             Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (96.1%)
Consumer Discretionary (16.2%)
  Hotels, Restaurants & Leisure (3.7%)
    Benihana, Inc., Class A (a)                                                            3,133   $      62,221
    Gaylord Entertainment Co. (a)                                                          9,600         460,224
    Pinnacle Entertainment, Inc. (a)                                                      20,500         442,800
    Scientific Games Corp., Class A (a)                                                   16,600         454,508
                                                                                                   -------------
                                                                                                       1,419,753
                                                                                                   -------------
  Leisure Equipment & Products (1.0%)
    Marvel Enterprises, Inc. (a)                                                          19,500         378,105
                                                                                                   -------------
  Media (4.8%)
    Citadel Broadcasting Co. (a)                                                          18,000         221,040
    Cumulus Media, Inc., Class A (a)                                                      21,800         275,116
    Harris Interactive, Inc. (a)                                                          49,400         199,082
    Lin TV Corp., Class A (a)                                                             15,800         224,676
    Lions Gate Entertainment Corp. (a)                                                    41,700         427,425
    Radio One, Inc., Class D (a)                                                          19,800         261,558
    TiVo, Inc. (a)                                                                        37,600         235,000
                                                                                                   -------------
                                                                                                       1,843,897
                                                                                                   -------------
  Multiline Retail (0.8%)
    Fred's, Inc.                                                                          16,400         316,520
                                                                                                   -------------
  Specialty Retail (4.5%)
    Bombay Co., Inc. (a)                                                                  41,000         205,000
    Cost Plus, Inc. (a)                                                                   10,500         236,565
    Design Within Reach, Inc. (a)                                                         14,800         276,020
    Golf Galaxy, Inc. (a)                                                                  1,100          20,471
    Jarden Corp. (a)                                                                      12,625         484,295
    Pacific Sunwear of California, Inc. (a)                                               13,600         331,704
    Party City Corp. (a)                                                                  13,200         192,192
                                                                                                   -------------
                                                                                                       1,746,247
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (1.4%)
    Ashworth, Inc. (a)                                                                    36,400         302,484
    Jos. A. Bank Clothiers, Inc. (a)                                                       4,100         187,370
    Maidenform Brands, Inc. (a)                                                            3,800          69,350
                                                                                                   -------------
                                                                                                         559,204
                                                                                                   -------------
Energy (7.4%)
  Energy Equipment & Services (2.1%)
    Dawson Geophysical Co. (a)                                                             9,300         239,289
    Maverick Tube Corp. (a)                                                                7,400         245,458
    Unit Corp. (a)                                                                         6,800         323,000
                                                                                                   -------------
                                                                                                         807,747
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (5.3%)
    Bois d'Arc Energy, Inc. (a)                                                           16,895         257,818
    Edge Petroleum Corp. (a)                                                              13,400         235,036
    Energy Partners Ltd. (a)                                                               8,900         235,494

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Oil, Gas & Consumable Fuels (continued)
    InterOil Corp. (a)                                                                     9,100   $     223,860
    Petrohawk Energy Corp. (a)                                                            25,111         276,221
    Pioneer Drilling Co. (a)                                                              17,200         259,376
    Spinnaker Exploration Co. (a)                                                          5,800         227,592
    Western Gas Resources, Inc.                                                            8,400         336,336
                                                                                                   -------------
                                                                                                       2,051,733
                                                                                                   -------------
Financials (8.0%)
  Capital Markets (1.0%)
    Jefferies Group, Inc.                                                                  9,100         376,103
                                                                                                   -------------
  Commercial Banks (2.3%)
    Boston Private Financial Holdings, Inc.                                                9,800         280,770
    East West Bancorp, Inc.                                                                8,000         276,000
    Prosperity Bancshares, Inc.                                                           11,400         351,120
                                                                                                   -------------
                                                                                                         907,890
                                                                                                   -------------
  Diversified Financial Services (2.1%)
    ACE Cash Express, Inc. (a)                                                             8,200         192,946
    Greenhill & Co., Inc.                                                                  9,700         372,092
    National Financial Partners Corp.                                                      5,400         244,350
                                                                                                   -------------
                                                                                                         809,388
                                                                                                   -------------
  Insurance (1.7%)
    Infinity Property & Casualty Corp.                                                    10,900         386,296
    Philadelphia Consolidated Holding Co. (a)                                              3,100         257,362
                                                                                                   -------------
                                                                                                         643,658
                                                                                                   -------------
  Real Estate (0.9%)
    HouseValues, Inc. (a)                                                                 20,100         355,971
                                                                                                   -------------
Health Care (19.5%)
  Biotechnology (4.2%)
    Cytogen Corp. (a)                                                                     20,700         101,430
    Enzo Biochem, Inc. (a)                                                                13,600         228,208
    Isolagen, Inc. (a)                                                                    21,800         121,862
    NeoPharm, Inc. (a)                                                                    18,221         213,003
    Neurocrine Biosciences, Inc. (a)                                                       6,600         327,228
    Protein Design Labs, Inc. (a)                                                         16,600         378,314
    QLT, Inc. (a)                                                                         22,000         187,660
    Telik, Inc. (a)                                                                        3,808          64,736
                                                                                                   -------------
                                                                                                       1,622,441
                                                                                                   -------------
  Health Care Equipment & Supplies (5.9%)
    Conceptus, Inc. (a)                                                                   19,300         154,207
    I-Flow Corp. (a)                                                                      13,500         201,150
    Immucor, Inc. (a)                                                                      7,100         195,037
    Integra LifeSciences Holdings Corp. (a)                                                9,900         300,960
    Medical Action Industries, Inc. (a)                                                   19,200         363,072
    Nektar Therapeutics (a)                                                               16,500         309,540
    Palomar Medical Technologies, Inc. (a)                                                 5,300         155,873

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Health Care Equipment & Supplies (continued)
    SonoSite, Inc. (a)                                                                    11,600   $     388,600
    Syneron Medical Ltd. (a)                                                               5,100         196,605
                                                                                                   -------------
                                                                                                       2,265,044
                                                                                                   -------------
  Health Care Providers & Services (4.1%)
    Advisory Board Co. (a)                                                                 9,500         495,710
    America Service Group, Inc. (a)                                                        8,916         192,407
    Hythiam, Inc. (a)                                                                     52,300         307,524
    LHC Group, Inc. (a)                                                                    7,408         130,233
    LifePoint Hospitals, Inc. (a)                                                          6,800         317,968
    U.S. Physical Therapy, Inc. (a)                                                        8,300         151,558
                                                                                                   -------------
                                                                                                       1,595,400
                                                                                                   -------------
  Pharmaceuticals (5.3%)
    Adams Respiratory Therapeutics, Inc. (a)                                               7,215         212,843
    BioSante Pharmaceuticals, Inc. (a)                                                    16,300          66,015
    Caraco Pharmaceutical Laboratories Ltd. (a)                                            6,900          57,960
    Cardiome Pharma Corp. (a)                                                             28,000         197,400
    DepoMed, Inc. (a)                                                                     43,500         225,765
    DOV Pharmaceutical, Inc. (a)                                                          16,700         353,205
    Neurochem, Inc. (a)                                                                   17,600         196,064
    Noven Pharmaceuticals, Inc. (a)                                                       14,500         245,195
    Salix Pharmaceuticals Ltd. (a)                                                        18,050         348,365
    Taro Pharmaceuticals Industries Ltd. (a)                                               6,800         159,732
                                                                                                   -------------
                                                                                                       2,062,544
                                                                                                   -------------
Industrials (9.3%)
  Aerospace & Defense (0.6%)
    DRS Technologies, Inc.                                                                 4,500         234,000
                                                                                                   -------------
  Air Freight & Logistics (1.5%)
    EGL, Inc. (a)                                                                         12,300         247,599
    UTI Worldwide, Inc.                                                                    4,800         342,528
                                                                                                   -------------
                                                                                                         590,127
                                                                                                   -------------
  Commercial Services & Supplies (3.6%)
    Educate, Inc. (a)                                                                     21,800         336,919
    Intersections, Inc. (a)                                                               11,800         147,500
    Laureate Education, Inc. (a)                                                           6,800         308,040
    MDC Partners, Inc., Class A (a)                                                       21,800         189,224
    Navigant Consulting, Inc. (a)                                                         10,700         214,000
    NCO Group, Inc. (a)                                                                    9,900         201,762
                                                                                                   -------------
                                                                                                       1,397,445
                                                                                                   -------------
  Electrical Equipment (0.8%)
    Plug Power, Inc. (a)                                                                  43,000         307,450
                                                                                                   -------------

  Machinery (0.7%)
    Wabash National Corp.                                                                 12,300         264,573
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Road & Rail (1.6%)
    Genesee & Wyoming, Inc., Class A (a)                                                  10,082   $     305,182
    Heartland Express, Inc.                                                               14,350         298,624
                                                                                                   -------------
                                                                                                         603,806
                                                                                                   -------------
  Trading Companies & Distributors (0.5%)
    Aceto Corp.                                                                           25,800         206,400
                                                                                                   -------------
Information Technology (32.3%)
  Communications Equipment (4.2%)
    Audiovox Corp., Class A (a)                                                           12,600         226,989
    Finisar Corp. (a)                                                                     61,600          67,144
    Foundry Networks, Inc. (a)                                                            36,800         435,712
    Inter-Tel, Inc.                                                                       12,821         319,243
    NICE Systems Ltd., ADR (a)                                                             9,900         416,493
    NMS Communications Corp. (a)                                                          51,600         173,892
                                                                                                   -------------
                                                                                                       1,639,473
                                                                                                   -------------
  Computers & Peripherals (1.3%)
    Applied Films Corp. (a)                                                               10,900         286,343
    SimpleTech, Inc. (a)                                                                  48,000         203,520
                                                                                                   -------------
                                                                                                         489,863
                                                                                                   -------------
  Electronic Equipment & Instruments (3.3%)
    Anixter International, Inc. (a)                                                        7,000         290,920
    Global Imaging Systems, Inc. (a)                                                      13,459         466,489
    Itron, Inc. (a)                                                                        7,100         343,995
    Photon Dynamics, Inc. (a)                                                              9,500         179,882
                                                                                                   -------------
                                                                                                       1,281,286
                                                                                                   -------------
  Internet Software & Services (3.8%)
    Corillian Corp. (a)                                                                   87,600         288,204
    Digital River, Inc. (a)                                                                8,800         351,780
    Digitas, Inc. (a)                                                                     36,800         415,104
    Equinix, Inc. (a)                                                                      7,000         310,590
    TeleCommunication Systems, Inc., Class A (a)                                          29,800          87,612
                                                                                                   -------------
                                                                                                       1,453,290
                                                                                                   -------------
  IT Services (1.8%)
    MAXIMUS, Inc.                                                                          8,100         309,258
    MTC Technologies, Inc. (a)                                                            12,000         375,599
                                                                                                   -------------
                                                                                                         684,857
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (9.7%)
    Brooks Automation, Inc. (a)                                                           23,000         381,800
    Cypress Semiconductor Corp. (a)                                                       24,100         346,076
    DSP Group, Inc. (a)                                                                    7,500         187,125
    Entegris, Inc. (a)                                                                    37,200         437,844
    FEI Co. (a)                                                                           13,500         306,315
    Integrated Circuit Systems, Inc. (a)                                                  10,200         223,176
    IXYS Corp. (a)                                                                        28,600         334,906
    Leadis Technology, Inc. (a)                                                           17,200         108,790
    Mykrolis Corp. (a)                                                                    17,600         286,880

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (continued)
    Silicon Image, Inc. (a)                                                               17,100   $     202,122
    Silicon Storage Technology, Inc. (a)                                                  33,600         158,592
    Ultratech, Inc. (a)                                                                   19,800         431,838
    Zoran Corp. (a)                                                                       22,600         325,440
                                                                                                   -------------
                                                                                                       3,730,904
                                                                                                   -------------
  Software (8.2%)
    Captiva Software Corp. (a)                                                            23,200         374,912
    Epicor Software Corp. (a)                                                             21,000         311,430
    FileNET Corp. (a)                                                                      8,100         228,987
    Magma Design Automation, Inc. (a)                                                     27,500         264,000
    Manhattan Associates, Inc. (a)                                                        13,700         283,590
    Micromuse, Inc. (a)                                                                   55,100         311,315
    OpenTV Corp., Class A (a)                                                             76,100         252,652
    Phoenix Technologies Ltd. (a)                                                         33,176         225,597
    Quest Software, Inc. (a)                                                              15,700         223,725
    ScanSoft, Inc. (a)                                                                    40,500         166,455
    SeaChange International, Inc. (a)                                                     13,897         105,339
    Verint Systems, Inc. (a)                                                               7,300         284,554
    Verity, Inc. (a)                                                                      14,900         150,043
                                                                                                   -------------
                                                                                                       3,182,599
                                                                                                   -------------
Materials (3.4%)
  Chemicals (2.2%)
    Landec Corp. (a)                                                                      32,400         197,316
    UAP Holding Corp.                                                                     22,900         444,260
    Zoltek Companies, Inc. (a)                                                            16,600         178,948
                                                                                                   -------------
                                                                                                         820,524
                                                                                                   -------------
  Metals & Mining (1.2%)
    AMCOL International Corp.                                                             13,000         258,050
    Steel Technologies, Inc.                                                              10,000         214,300
                                                                                                   -------------
                                                                                                         472,350
                                                                                                   -------------
    Total Common Stocks
      (Cost of $32,017,737)                                                                           37,120,592
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                        PAR            VALUE
                                                                                   -------------   -------------
Short-Term Obligation (3.5%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Bond
      maturing 11/15/21, market value of $1,391,807
      (repurchase proceeds $1,361,360)                                             $   1,361,000   $   1,361,000
                                                                                                   -------------
    Total Short-Term Obligation
      (Cost of $1,361,000)                                                                             1,361,000
                                                                                                   -------------
    Total Investments (99.6%)
      (Cost of $33,378,737) (b)                                                                       38,481,592

    Other Assets & Liabilities, Net (0.4%)                                                               163,240
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  38,644,832
                                                                                                   =============

   Notes to Schedule of Investments:
   (a)  Non-income producing security.
   (b)  Cost for federal income tax purposes is $33,393,378.

      At July 31, 2005, the Fund held investments in the following sectors:

                                                                                               % OF
      SECTOR (UNAUDITED)                                                                    NET ASSETS
      ------------------                                                                   -----------
      Information Technology                                                                      32.3%
      Health Care                                                                                 19.5
      Consumer Discretionary                                                                      16.2
      Industrials                                                                                  9.3
      Financials                                                                                   8.0
      Energy                                                                                       7.4
      Materials                                                                                    3.4
      Short-Term Obligation                                                                        3.5
      Other Assets & Liabilities, Net                                                              0.4
                                                                                           -----------
                                                                                                 100.0%
                                                                                           ===========

     ACRONYM                       NAME
------------------      ---------------------------
       ADR              American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (99.8%)
Consumer Discretionary (13.3%)
  Auto Components (0.9%)
    BorgWarner, Inc.                                                                       3,800   $     221,046
    Modine Manufacturing Co.                                                               2,900         104,603
                                                                                                   -------------
                                                                                                         325,649
                                                                                                   -------------
  Distributors (0.8%)
    Building Material Holding Corp.                                                        3,800         315,780
                                                                                                   -------------
  Hotels, Restaurants & Leisure (3.3%)
    Bob Evans Farms, Inc.                                                                  3,561          90,307
    Dave & Buster's, Inc. (a)                                                              7,700         145,376
    Landry's Restaurants, Inc.                                                             6,300         196,245
    Lone Star Steakhouse & Saloon, Inc.                                                    8,500         255,510
    Marcus Corp.                                                                           8,000         171,840
    Scientific Games Corp., Class A (a)                                                   11,500         314,870
    Vail Resorts, Inc. (a)                                                                 2,500          71,025
                                                                                                   -------------
                                                                                                       1,245,173
                                                                                                   -------------
  Household Durables (1.7%)
    American Greetings Corp., Class A                                                     13,900         353,616
    CSS Industries, Inc.                                                                   4,000         150,960
    Kimball International, Inc., Class B                                                   8,500         114,580
                                                                                                   -------------
                                                                                                         619,156
                                                                                                   -------------
  Media (2.2%)
    4Kids Entertainment, Inc. (a)                                                          7,500         150,750
    Journal Communications, Inc., Class A                                                  6,960         111,360
    Liberty Corp.                                                                          3,600         139,140
    Media General, Inc., Class A                                                           2,200         150,700
    Reader's Digest Association, Inc.                                                      5,300          86,072
    Scholastic Corp. (a)                                                                   4,600         170,062
                                                                                                   -------------
                                                                                                         808,084
                                                                                                   -------------
  Specialty Retail (2.6%)
    GameStop Corp., Class A (a)                                                            9,200         316,020
    Monro Muffler, Inc. (a)                                                                8,320         240,448
    Movie Gallery, Inc.                                                                    5,800         145,464
    Pier 1 Imports, Inc.                                                                   6,200          88,164
    TBC Corp. (a)                                                                          2,400          68,088
    Zale Corp. (a)                                                                         3,000         102,000
                                                                                                   -------------
                                                                                                         960,184
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (1.8%)
    Delta Apparel, Inc.                                                                    4,800          66,240
    Hampshire Group Ltd. (a)                                                               8,900         200,695
    Kellwood Co.                                                                           2,850          69,284
    Russell Corp.                                                                          6,200         117,304
    Stride Rite Corp.                                                                      7,800         109,200
    Wolverine World Wide, Inc.                                                             4,600         101,200
                                                                                                   -------------
                                                                                                         663,923
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Consumer Staples (3.7%)
  Food & Staples Retailing (1.4%)
    BJ's Wholesale Club, Inc. (a)                                                          3,400   $     108,426
    Performance Food Group Co. (a)                                                         3,200          96,096
    Weis Markets, Inc.                                                                     7,670         312,936
                                                                                                   -------------
                                                                                                         517,458
                                                                                                   -------------
  Food Products (2.3%)
    Central Garden & Pet Co. (a)                                                           1,800          90,306
    Corn Products International, Inc.                                                      7,112         171,186
    Flowers Foods, Inc.                                                                    9,739         245,325
    J&J Snack Foods Corp.                                                                  2,095         123,270
    Lancaster Colony Corp.                                                                 2,240          99,075
    Lance, Inc.                                                                            6,200         112,096
                                                                                                   -------------
                                                                                                         841,258
                                                                                                   -------------
Energy (7.0%)
  Energy Equipment & Services (1.9%)
    Lufkin Industries, Inc.                                                               10,200         492,660
    Superior Well Services, Inc. (a)                                                       1,800          32,976
    Universal Compression Holdings, Inc. (a)                                               4,500         182,475
                                                                                                   -------------
                                                                                                         708,111
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (5.1%)
    Bill Barrett Corp. (a)                                                                 1,513          48,401
    Bois d'Arc Energy, Inc. (a)                                                            5,298          80,847
    Cimarex Energy Co. (a)                                                                 6,918         290,141
    Energy Partners Ltd. (a)                                                               7,500         198,450
    Harvest Natural Resources, Inc. (a)                                                   11,100         101,343
    Houston Exploration Co. (a)                                                            2,310         133,495
    InterOil Corp. (a)                                                                     3,200          78,720
    Peabody Energy Corp.                                                                   3,290         216,285
    Range Resources Corp.                                                                  7,800         238,212
    Stone Energy Corp. (a)                                                                 4,400         234,124
    Western Gas Resources, Inc.                                                            6,400         256,256
                                                                                                   -------------
                                                                                                       1,876,274
                                                                                                   -------------
Financials (27.3%)
  Capital Markets (0.4%)
    Piper Jaffray Companies, Inc. (a)                                                      3,640         125,253
                                                                                                   -------------
  Commercial Banks (11.8%)
    BancFirst Corp.                                                                          990          84,437
    BancorpSouth, Inc.                                                                     7,700         179,256
    BancTrust Financial Group, Inc.                                                        4,000          84,320
    Bank of Granite Corp.                                                                  5,700         119,415
    Bryn Mawr Bank Corp.                                                                   6,676         141,731
    Capitol Bancorp Ltd.                                                                   6,000         212,760
    Chemical Financial Corp.                                                               5,875         196,225
    Chittenden Corp.                                                                       8,050         235,785

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Commercial Banks (continued)
    Citizens Banking Corp.                                                                 3,390   $     107,327
    City Holding Co.                                                                       2,150          82,453
    Columbia Banking System, Inc.                                                          4,500         124,560
    Community Trust Bancorp, Inc.                                                          3,836         128,544
    Corus Bankshares, Inc.                                                                 5,300         332,522
    First Citizens BancShares, Inc., Class A                                                 900         151,200
    First Financial Bankshares, Inc.                                                       3,766         135,124
    First Financial Corp.                                                                  4,100         127,100
    Greater Bay Bancorp                                                                    5,790         151,872
    Hancock Holding Co.                                                                    3,373         126,724
    ITLA Capital Corp. (a)                                                                 2,800         162,372
    Merchants Bancshares, Inc.                                                             4,600         126,914
    Mid-State Bancshares                                                                   8,100         250,128
    Northrim BanCorp, Inc.                                                                 4,200         101,514
    Sterling Bancshares, Inc.                                                             13,600         213,656
    TriCo Bancshares                                                                       9,182         222,939
    TrustCo Bank Corp.                                                                    10,390         138,499
    UMB Financial Corp.                                                                    3,700         237,725
    Whitney Holding Corp.                                                                  6,100         202,032
                                                                                                   -------------
                                                                                                       4,377,134
                                                                                                   -------------
  Consumer Finance (0.6%)
    Cash America International, Inc.                                                      10,500         218,610
                                                                                                   -------------
  Diversified Financial Services (1.8%)
    Advance America Cash Advance Centers, Inc.                                            10,000         157,300
    Metris Companies, Inc. (a)                                                            17,200         255,420
    MFC Bancorp Ltd. (a)                                                                  13,900         258,401
                                                                                                   -------------
                                                                                                         671,121
                                                                                                   -------------
  Insurance (6.3%)
    AmerUs Group Co.                                                                       3,100         159,898
    Argonaut Group, Inc. (a)                                                               5,156         123,899
    Baldwin & Lyons, Inc., Class B                                                         4,800         130,800
    CNA Surety Corp. (a)                                                                  10,420         151,090
    Commerce Group, Inc.                                                                   1,600          99,760
    Delphi Financial Group, Inc., Class A                                                  5,100         247,401
    Harleysville Group, Inc.                                                               6,900         152,145
    Horace Mann Educators Corp.                                                            6,800         135,864
    Navigators Group, Inc. (a)                                                             6,244         230,279
    Phoenix Companies, Inc.                                                               14,400         181,440
    ProCentury Corp.                                                                      10,500         105,105
    Quanta Capital Holdings Ltd. (a)                                                      14,830          98,619
    RLI Corp.                                                                              3,722         177,167
    UICI                                                                                   6,120         188,802
    United America Indemnity Ltd., Class A (a)                                             7,900         144,807
                                                                                                   -------------
                                                                                                       2,327,076
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Real Estate (6.4%)
    Alexandria Real Estate Equities, Inc., REIT                                            2,130   $     171,359
    BioMed Realty Trust, Inc., REIT                                                        4,750         120,793
    Brandywine Realty Trust, REIT                                                          5,530         179,172
    Cousins Properties, Inc., REIT                                                         4,590         149,634
    EastGroup Properties, Inc., REIT                                                       5,200         225,680
    Equity One, Inc., REIT                                                                 6,800         161,840
    Getty Realty Corp., REIT                                                               5,500         165,165
    Mid-America Apartment Communities, Inc., REIT                                          5,800         279,270
    Nationwide Health Properties, Inc., REIT                                               9,000         225,720
    PS Business Parks, Inc., REIT                                                          6,000         278,580
    Tanger Factory Outlet Centers, Inc., REIT                                              6,300         181,440
    Universal Health Realty Income Trust, REIT                                             3,000         105,660
    Urstadt Biddle Properties, Inc., Class A, REIT                                         6,600         123,420
                                                                                                   -------------
                                                                                                       2,367,733
                                                                                                   -------------
Health Care (9.2%)
  Health Care Equipment & Supplies (3.2%)
    Bio-Rad Laboratories, Inc., Class A (a)                                                2,700         162,081
    Greatbatch, Inc. (a)                                                                   6,100         147,681
    Haemonetics Corp. (a)                                                                  3,900         164,697
    Invacare Corp.                                                                         3,850         162,278
    STERIS Corp.                                                                           7,850         213,284
    Sybron Dental Specialties, Inc. (a)                                                    4,450         163,538
    Varian, Inc. (a)                                                                       2,310          86,556
    Viasys Healthcare, Inc. (a)                                                            3,700          91,908
                                                                                                   -------------
                                                                                                       1,192,023
                                                                                                   -------------
  Health Care Providers & Services (5.7%)
    Cross Country Healthcare, Inc. (a)                                                     6,500         128,310
    Genesis HealthCare Corp. (a)                                                           5,100         229,347
    Gentiva Health Services, Inc. (a)                                                      9,000         173,610
    Hooper Holmes, Inc.                                                                   17,100          71,820
    Kindred Healthcare, Inc. (a)                                                           9,200         338,008
    OCA, Inc. (a)                                                                         13,400          22,244
    Owens & Minor, Inc.                                                                    4,600         136,344
    PAREXEL International Corp. (a)                                                        8,400         166,908
    Pediatrix Medical Group, Inc. (a)                                                      4,200         329,364
    RehabCare Group, Inc. (a)                                                              4,000          93,200
    Res-Care, Inc. (a)                                                                     8,016         118,877
    Symbion, Inc. (a)                                                                      5,900         142,839
    United Surgical Partners International, Inc. (a)                                       4,550         163,845
                                                                                                   -------------
                                                                                                       2,114,716
                                                                                                   -------------
  Pharmaceuticals (0.3%)
    Perrigo Co.                                                                            6,606          91,823
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Industrials (15.2%)
  Aerospace & Defense (2.6%)
    AAR Corp. (a)                                                                          9,635   $     173,141
    Esterline Technologies Corp. (a)                                                       6,600         282,084
    Kaman Corp., Class A                                                                   4,050          78,975
    Moog, Inc., Class A (a)                                                                2,240          70,717
    Precision Castparts Corp.                                                              3,900         350,922
                                                                                                   -------------
                                                                                                         955,839
                                                                                                   -------------
  Air Freight & Logistics (0.3%)
    Ryder System, Inc.                                                                     3,100         120,869
                                                                                                   -------------
  Airlines (0.5%)
    MAIR Holdings, Inc. (a)                                                                4,997          45,173
    Skywest, Inc.                                                                          7,200         149,400
                                                                                                   -------------
                                                                                                         194,573
                                                                                                   -------------
  Building Products (0.5%)
    NCI Building Systems, Inc. (a)                                                         5,200         200,824
                                                                                                   -------------
  Commercial Services & Supplies (4.3%)
    ABM Industries, Inc.                                                                   7,100         139,160
    Angelica Corp.                                                                         3,700          93,462
    Casella Waste Systems, Inc., Class A (a)                                              15,000         202,650
    CBIZ, Inc. (a)                                                                         9,042          41,141
    Consolidated Graphics, Inc. (a)                                                        6,700         285,420
    Healthcare Services Group, Inc.                                                       12,875         235,870
    Imagistics International, Inc. (a)                                                     7,400         222,888
    NCO Group, Inc. (a)                                                                    4,600          93,748
    Sourcecorp, Inc. (a)                                                                   4,600         101,154
    TeleTech Holdings, Inc. (a)                                                           11,100          90,465
    United Stationers, Inc. (a)                                                            1,570          81,405
                                                                                                   -------------
                                                                                                       1,587,363
                                                                                                   -------------
  Construction & Engineering (1.4%)
    Dycom Industries, Inc. (a)                                                             6,700         163,480
    EMCOR Group, Inc. (a)                                                                  2,200         113,300
    Washington Group International, Inc. (a)                                               4,300         231,942
                                                                                                   -------------
                                                                                                         508,722
                                                                                                   -------------
  Electrical Equipment (1.3%)
    Genlyte Group, Inc. (a)                                                                5,100         262,038
    Woodward Governor Co.                                                                  2,500         224,275
                                                                                                   -------------
                                                                                                         486,313
                                                                                                   -------------
  Machinery (2.1%)
    Briggs & Stratton Corp.                                                                4,800         179,376
    EnPro Industries, Inc. (a)                                                             7,200         218,880
    Harsco Corp.                                                                           5,100         307,275
    Kadant, Inc. (a)                                                                       3,163          72,274
                                                                                                   -------------
                                                                                                         777,805
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Road & Rail (0.6%)
    Dollar Thrifty Automotive Group, Inc. (a)                                              2,200   $      68,860
    Werner Enterprises, Inc.                                                               7,600         144,172
                                                                                                   -------------
                                                                                                         213,032
                                                                                                   -------------
  Trading Companies & Distributors (1.6%)
    Hughes Supply, Inc.                                                                    7,110         202,066
    Watsco, Inc.                                                                           7,900         374,144
                                                                                                   -------------
                                                                                                         576,210
                                                                                                   -------------
Information Technology (12.1%)
  Communications Equipment (1.1%)
    Anaren, Inc. (a)                                                                       9,100         131,495
    Belden CDT, Inc.                                                                       4,350          96,570
    Black Box Corp.                                                                        2,800         122,640
    Tollgrade Communications, Inc. (a)                                                     7,300          72,343
                                                                                                   -------------
                                                                                                         423,048
                                                                                                   -------------
  Computers & Peripherals (1.0%)
    Electronics for Imaging, Inc. (a)                                                      4,990         105,139
    Imation Corp.                                                                          3,600         156,060
    Intergraph Corp. (a)                                                                   2,656         101,008
                                                                                                   -------------
                                                                                                         362,207
                                                                                                   -------------
  Electronic Equipment & Instruments (2.8%)
    Agilysys, Inc.                                                                         5,600         108,304
    Anixter International, Inc. (a)                                                        2,800         116,368
    Benchmark Electronics, Inc. (a)                                                        4,950         158,400
    Brightpoint, Inc. (a)                                                                 10,500         254,625
    MTS Systems Corp.                                                                      5,100         202,215
    Vishay Intertechnology, Inc. (a)                                                      15,200         213,104
                                                                                                   -------------
                                                                                                       1,053,016
                                                                                                   -------------
  Internet Software & Services (0.5%)
    Digitas, Inc. (a)                                                                      5,720          64,522
    Keynote Systems, Inc. (a)                                                              8,800         116,248
                                                                                                   -------------
                                                                                                         180,770
                                                                                                   -------------
  IT Services (1.5%)
    Acxiom Corp.                                                                           6,700         135,072
    MAXIMUS, Inc.                                                                          3,110         118,740
    MPS Group, Inc. (a)                                                                   25,000         296,500
                                                                                                   -------------
                                                                                                         550,312
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (1.9%)
    ATMI, Inc. (a)                                                                         3,100          98,673
    Exar Corp. (a)                                                                         8,600         136,955
    Fairchild Semiconductor International, Inc. (a)                                        5,630          94,922
    MEMC Electronic Materials, Inc. (a)                                                   10,800         183,492
    Standard Microsystems Corp. (a)                                                        7,700         196,042
                                                                                                   -------------
                                                                                                         710,084
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Software (3.3%)
    Captaris, Inc. (a)                                                                    17,700   $      64,959
    Internet Security Systems, Inc. (a)                                                    6,500         148,005
    Lawson Software, Inc. (a)                                                              8,700          47,937
    MSC.Software Corp. (a)                                                                11,300         164,415
    Phoenix Technologies Ltd. (a)                                                          7,490          50,932
    PLATO Learning, Inc. (a)                                                              13,100         106,765
    SeaChange International, Inc. (a)                                                      3,500          26,530
    Sybase, Inc. (a)                                                                       7,200         153,216
    Take-Two Interactive Software, Inc. (a)                                                4,650         114,436
    THQ, Inc. (a)                                                                          3,100         108,438
    Transaction Systems Architects, Inc. (a)                                               8,400         224,700
                                                                                                   -------------
                                                                                                       1,210,333
                                                                                                   -------------
Materials (7.3%)
  Chemicals (2.5%)
    Cytec Industries, Inc.                                                                 4,000         181,520
    H.B. Fuller Co.                                                                        6,000         207,180
    Minerals Technologies, Inc.                                                            3,000         186,720
    Schulman (A.), Inc.                                                                    8,000         151,040
    Sensient Technologies Corp.                                                            5,200          98,852
    Stepan Co.                                                                             4,300         114,165
                                                                                                   -------------
                                                                                                         939,477
                                                                                                   -------------
  Construction Materials (0.9%)
    Eagle Materials, Inc.                                                                  3,300         338,910
                                                                                                   -------------
  Containers & Packaging (1.3%)
    AptarGroup, Inc.                                                                       3,000         149,550
    Greif, Inc., Class A                                                                   5,000         315,000
                                                                                                   -------------
                                                                                                         464,550
                                                                                                   -------------
  Metals & Mining (1.9%)
    Alpha Natural Resources, Inc. (a)                                                      5,730         160,440
    AMCOL International Corp.                                                              4,700          93,295
    Carpenter Technology Corp.                                                             1,800         112,752
    Metal Management, Inc.                                                                 5,000         117,950
    RTI International Metals, Inc. (a)                                                     4,500         154,890
    Worthington Industries, Inc.                                                           4,620          81,682
                                                                                                   -------------
                                                                                                         721,009
                                                                                                   -------------
  Paper & Forest Products (0.7%)
    Glatfelter                                                                            10,800         137,700
    Mercer International, Inc. (a)                                                        15,400         113,960
                                                                                                   -------------
                                                                                                         251,660
                                                                                                   -------------
Telecommunication Services (0.8%)
  Diversified Telecommunication Services (0.5%)
    North Pittsburgh Systems, Inc.                                                         5,400         113,184
    TALK America Holdings, Inc. (a)                                                        5,354          46,794
                                                                                                   -------------
                                                                                                         159,978
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Wireless Telecommunication Services (0.3%)
    Price Communications Corp. (a)                                                         6,930   $     122,176
                                                                                                   -------------
Utilities (3.9%)
  Electric Utilities (3.2%)
    ALLETE, Inc.                                                                           3,100         149,792
    Central Vermont Public Service Corp.                                                   7,500         139,500
    CH Energy Group, Inc.                                                                  5,100         250,665
    El Paso Electric Co. (a)                                                               8,500         183,940
    Maine & Maritimes Corp.                                                                1,700          41,395
    MGE Energy, Inc.                                                                       3,000         111,090
    Otter Tail Corp.                                                                       4,300         124,270
    Puget Energy, Inc.                                                                     7,400         173,012
                                                                                                   -------------
                                                                                                       1,173,664
                                                                                                   -------------
  Gas Utilities (0.7%)
    Cascade Natural Gas Corp.                                                              3,200          69,856
    Northwest Natural Gas Co.                                                              2,500          96,475
    WGL Holdings, Inc.                                                                     2,600          89,570
                                                                                                   -------------
                                                                                                         255,901
                                                                                                   -------------
    Total Investments (99.8%)
       (Cost of $25,832,071) (b)                                                                      36,905,184

    Other Assets & Liabilities, Net (0.2%)                                                                84,093
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  36,989,277
                                                                                                   =============

   Notes to Schedule of Investments:
   (a)  Non-income producing security.
   (b)  Cost for federal income tax purposes is $25,931,888.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                                                                         % OF
   SECTOR (UNAUDITED)                                                                                 NET ASSETS
   ------------------                                                                                 ----------
   Financials                                                                                               27.3%
   Industrials                                                                                              15.2
   Consumer Discretionary                                                                                   13.3
   Information Technology                                                                                   12.1
   Health Care                                                                                               9.2
   Materials                                                                                                 7.3
   Energy                                                                                                    7.0
   Utilities                                                                                                 3.9
   Consumer Staples                                                                                          3.7
   Telecommunication Services                                                                                0.8
   Other Assets & Liabilities, Net                                                                           0.2
                                                                                                      ----------
                                                                                                           100.0%
                                                                                                      ==========

    ACRONYM                     NAME
--------------       -------------------------------------
    REIT               Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (99.2%)
Consumer Discretionary (17.4%)
  Auto Components (0.5%)
    Autoliv, Inc.                                                                          4,170   $     185,773
                                                                                                   -------------
  Diversified Consumer Services (0.9%)
    Career Education Corp. (a)                                                             4,200         162,918
    Education Management Corp. (a)                                                         5,590         194,252
                                                                                                   -------------
                                                                                                         357,170
                                                                                                   -------------
  Hotels, Restaurants & Leisure (4.4%)
    Applebee's International, Inc.                                                        10,760         285,247
    Brinker International, Inc. (a)                                                        5,600         229,040
    Harrah's Entertainment, Inc.                                                           2,530         199,212
    Hilton Hotels Corp.                                                                   10,640         263,340
    P.F. Chang's China Bistro, Inc. (a)                                                    5,870         334,531
    RARE Hospitality International, Inc. (a)                                               7,910         246,476
    Scientific Games Corp., Class A (a)                                                    5,020         137,448
                                                                                                   -------------
                                                                                                       1,695,294
                                                                                                   -------------
  Household Durables (1.7%)
    Tempur-Pedic International, Inc. (a)                                                  37,980         653,636
                                                                                                   -------------
  Internet & Catalog Retail (0.5%)
    Netflix, Inc. (a)                                                                      6,290         116,742
    Provide Commerce, Inc. (a)                                                             2,990          70,714
                                                                                                   -------------
                                                                                                         187,456
                                                                                                   -------------
  Leisure Equipment & Products (0.9%)
    Marvel Enterprises, Inc. (a)                                                           6,940         134,567
    SCP Pool Corp.                                                                         6,280         228,843
                                                                                                   -------------
                                                                                                         363,410
                                                                                                   -------------
  Media (2.7%)
    Getty Images, Inc. (a)                                                                 2,570         207,528
    Grupo Televisa SA, ADR                                                                 4,330         285,650
    XM Satellite Radio Holdings, Inc., Class A (a)                                        15,600         555,828
                                                                                                   -------------
                                                                                                       1,049,006
                                                                                                   -------------
  Specialty Retail (5.8%)
    Abercrombie & Fitch Co., Class A                                                       4,250         306,212
    Aeropostale, Inc. (a)                                                                  5,670         169,250
    Chico's FAS, Inc. (a)                                                                  5,230         209,775
    Children's Place Retail Stores, Inc. (a)                                               4,660         212,962
    Maidenform Brands, Inc. (a)                                                            4,000          73,000
    PETCO Animal Supplies, Inc. (a)                                                        4,810         134,055
    PETsMART, Inc.                                                                         7,770         231,158
    Ross Stores, Inc.                                                                      5,370         142,305
    Urban Outfitters, Inc. (a)                                                            12,803         777,270
                                                                                                   -------------
                                                                                                       2,255,987
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Consumer Staples (3.3%)
  Food & Staples Retailing (0.3%)
    Rite Aid Corp. (a)                                                                    24,810   $     111,397
                                                                                                   -------------
  Food Products (1.6%)
    Corn Products International, Inc.                                                     19,200         462,144
    Tyson Foods, Inc., Class A                                                             7,800         145,392
                                                                                                   -------------
                                                                                                         607,536
                                                                                                   -------------
  Household Products (0.4%)
    Central Garden & Pet Co. (a)                                                           3,110         156,029
                                                                                                   -------------
  Personal Products (0.5%)
    Elizabeth Arden, Inc. (a)                                                              9,110         219,460
                                                                                                   -------------
  Tobacco (0.5%)
    UST, Inc.                                                                              4,050         186,381
                                                                                                   -------------
Energy (8.6%)
  Energy Equipment & Services (3.2%)
    Atwood Oceanics, Inc. (a)                                                              1,710         116,571
    FMC Technologies, Inc. (a)                                                             5,880         213,150
    Grant Prideco, Inc. (a)                                                                3,000          96,300
    Nabors Industries Ltd. (a)                                                             4,500         294,525
    National-Oilwell Varco, Inc. (a)                                                       5,840         305,724
    Tetra Technologies, Inc. (a)                                                           5,570         222,076
                                                                                                   -------------
                                                                                                       1,248,346
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (5.4%)
    Arch Coal, Inc.                                                                        5,500         313,060
    Cheniere Energy, Inc. (a)                                                              7,870         267,501
    EOG Resources, Inc.                                                                    3,200         195,520
    KFx, Inc. (a)                                                                          7,650         132,116
    Massey Energy Co.                                                                      4,610         199,382
    Peabody Energy Corp.                                                                   5,480         360,255
    Southwestern Energy Co. (a)                                                            4,500         247,995
    Teekay Shipping Corp.                                                                  7,910         363,939
                                                                                                   -------------
                                                                                                       2,079,768
                                                                                                   -------------
Financials (6.2%)
  Capital Markets (3.0%)
    Affiliated Managers Group, Inc. (a)                                                    9,200         655,960
    E*TRADE Financial Corp. (a)                                                           12,410         192,479
    Lazard Ltd., Class A (a)                                                              12,290         293,239
                                                                                                   -------------
                                                                                                       1,141,678
                                                                                                   -------------
  Commercial Banks (0.7%)
    Signature Bank (a)                                                                     8,960         269,069
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Consumer Finance (0.3%)
    First Cash Financial Services, Inc. (a)                                                5,560   $     132,606
                                                                                                   -------------

  Insurance (2.2%)
    Allmerica Financial Corp. (a)                                                          7,370         287,430
    Ambac Financial Group, Inc.                                                            2,660         191,094
    ProAssurance Corp. (a)                                                                 8,690         373,323
                                                                                                   -------------
                                                                                                         851,847
                                                                                                   -------------
Health Care (19.2%)
  Biotechnology (3.3%)
    Alexion Pharmaceuticals, Inc. (a)                                                      6,870         178,895
    Amylin Pharmaceuticals, Inc. (a)                                                      24,880         464,261
    Digene Corp. (a)                                                                      11,010         320,281
    Neurocrine Biosciences, Inc. (a)                                                       3,830         189,891
    Rigel Pharmaceuticals, Inc. (a)                                                        6,140         132,900
                                                                                                   -------------
                                                                                                       1,286,228
                                                                                                   -------------
  Health Care Equipment & Supplies (5.2%)
    Gen-Probe, Inc. (a)                                                                    7,030         309,953
    Haemonetics Corp. (a)                                                                  5,530         233,532
    Kinetic Concepts, Inc. (a)                                                             3,890         233,283
    Nektar Therapeutics (a)                                                               11,210         210,300
    Possis Medical, Inc. (a)                                                              12,800         149,760
    ResMed, Inc. (a)                                                                       5,610         375,870
    Thermo Electron Corp. (a)                                                              8,300         247,838
    Varian Medical Systems, Inc.                                                           6,000         235,560
                                                                                                   -------------
                                                                                                       1,996,096
                                                                                                   -------------
  Health Care Providers & Services (7.0%)
    AMERIGROUP Corp. (a)                                                                   1,730          59,945
    AmSurg Corp. (a)                                                                       7,000         196,070
    Centene Corp. (a)                                                                      2,160          63,288
    Cerner Corp. (a)                                                                       2,530         190,813
    Community Health Systems, Inc. (a)                                                     4,090         157,915
    DaVita, Inc. (a)                                                                       9,247         436,828
    HealthExtras, Inc. (a)                                                                31,160         619,772
    IDX Systems Corp. (a)                                                                  8,830         282,560
    Laboratory Corp. of America Holdings (a)                                               4,420         223,961
    LHC Group, Inc. (a)                                                                   13,100         230,298
    Matria Healthcare, Inc. (a)                                                            3,200         113,088
    United Surgical Partners International, Inc. (a)                                       3,705         133,417
                                                                                                   -------------
                                                                                                       2,707,955
                                                                                                   -------------
  Pharmaceuticals (3.7%)
    Endo Pharmaceuticals Holdings, Inc. (a)                                                4,740         134,900
    First Horizon Pharmaceutical Corp. (a)                                                 6,940         147,683
    Medicis Pharmaceutical Corp., Class A                                                 13,420         455,207
    NitroMed, Inc. (a)                                                                     6,510         151,292
    Salix Pharmaceuticals Ltd. (a)                                                        28,190         544,067
                                                                                                   -------------
                                                                                                       1,433,149
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Industrials (14.2%)
  Aerospace & Defense (2.6%)
    Armor Holdings, Inc. (a)                                                               4,650   $     190,092
    BE Aerospace, Inc. (a)                                                                18,100         317,293
    Engineered Support Systems, Inc.                                                       7,850         290,293
    Rockwell Collins, Inc.                                                                 3,990         194,712
                                                                                                   -------------
                                                                                                         992,390
                                                                                                   -------------
  Air Freight & Logistics (1.2%)
    C.H. Robinson Worldwide, Inc.                                                          2,140         133,900
    UTI Worldwide, Inc.                                                                    4,950         353,232
                                                                                                   -------------
                                                                                                         487,132
                                                                                                   -------------
  Commercial Services & Supplies (3.2%)
    ChoicePoint, Inc. (a)                                                                  5,266         229,598
    Huron Consulting Group, Inc. (a)                                                      16,960         471,488
    Resources Connection, Inc. (a)                                                         9,880         296,400
    Robert Half International, Inc.                                                        7,200         244,008
                                                                                                   -------------
                                                                                                       1,241,494
                                                                                                   -------------
  Construction & Engineering (0.5%)
    Jacobs Engineering Group, Inc. (a)                                                     3,320         195,482
                                                                                                   -------------
  Electrical Equipment (0.8%)
    Rockwell Automation, Inc.                                                              2,860         147,319
    Roper Industries, Inc.                                                                 2,070         158,872
                                                                                                   -------------
                                                                                                         306,191
                                                                                                   -------------
  Industrial Conglomerates (0.4%)
    Raven Industries, Inc.                                                                 6,000         158,520
                                                                                                   -------------
  Machinery (5.0%)
    Donaldson Co., Inc.                                                                   11,950         389,331
    ESCO Technologies, Inc. (a)                                                              720          78,926
    IDEX Corp.                                                                             4,560         199,181
    Joy Global, Inc.                                                                      11,090         455,466
    Terex Corp. (a)                                                                       11,150         539,883
    Wabtec Corp.                                                                          11,160         272,639
                                                                                                   -------------
                                                                                                       1,935,426
                                                                                                   -------------
  Road & Rail (0.5%)
    Landstar System, Inc.                                                                  5,610         186,925
                                                                                                   -------------
Information Technology (23.0%)
  Communications Equipment (5.3%)
    Comverse Technology, Inc. (a)                                                         11,920         301,457
    F5 Networks, Inc. (a)                                                                  9,370         395,226
    Ixia (a)                                                                              15,440         304,786
    Packeteer, Inc. (a)                                                                   28,960         350,705
    SiRF Technology Holdings, Inc. (a)                                                    32,440         708,814
                                                                                                   -------------
                                                                                                       2,060,988
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Computers & Peripherals (0.6%)
    Komag, Inc. (a)                                                                        7,000   $     248,360
                                                                                                   -------------
  Electronic Equipment & Instruments (0.7%)
    Amphenol Corp., Class A                                                                4,250         189,295
    Itron, Inc. (a)                                                                        1,970          95,446
                                                                                                   -------------
                                                                                                         284,741
                                                                                                   -------------
  Internet Software & Services (1.1%)
    Digital River, Inc. (a)                                                                6,500         259,838
    Equinix, Inc. (a)                                                                      3,420         151,745
                                                                                                   -------------
                                                                                                         411,583
                                                                                                   -------------
  IT Services (5.3%)
    Affiliated Computer Services, Inc., Class A (a)                                        2,920         145,913
    Alliance Data Systems Corp. (a)                                                        8,030         341,837
    Anteon International Corp. (a)                                                         6,600         309,870
    CACI International, Inc., Class A (a)                                                  3,670         241,449
    Cognizant Technology Solutions Corp., Class A (a)                                      6,620         324,910
    DST Systems, Inc. (a)                                                                  2,340         118,778
    Euronet Worldwide, Inc. (a)                                                           13,270         390,337
    Global Payments, Inc.                                                                  2,620         173,549
                                                                                                   -------------
                                                                                                       2,046,643
                                                                                                   -------------
  Semiconductors & Semiconductor Equipment (3.6%)
    Broadcom Corp., Class A (a)                                                            4,330         185,194
    ChipMOS Technologies (Bermuda) Ltd. (a)                                               14,210          98,902
    Hittite Microwave Corp. (a)                                                           15,500         300,390
    Marvell Technology Group Ltd. (a)                                                      7,590         331,607
    MEMC Electronic Materials, Inc. (a)                                                    9,630         163,614
    Microchip Technology, Inc.                                                             3,710         115,270
    PortalPlayer, Inc. (a)                                                                 5,910         141,840
    Volterra Semiconductor Corp. (a)                                                       4,240          49,226
                                                                                                   -------------
                                                                                                       1,386,043
                                                                                                   -------------
  Software (6.4%)
    Amdocs Ltd. (a)                                                                        6,850         203,377
    Autodesk, Inc.                                                                         3,530         120,691
    Check Point Software Technologies Ltd. (a)                                             8,130         183,169
    Epicor Software Corp. (a)                                                             22,700         336,641
    Hyperion Solutions Corp. (a)                                                           2,520         118,591
    Macromedia, Inc. (a)                                                                   5,480         220,022
    Mercury Interactive Corp. (a)                                                          5,250         206,692
    Micromuse, Inc. (a)                                                                   30,000         169,500
    NAVTEQ Corp. (a)                                                                       9,990         439,260
    Parametric Technology Corp. (a)                                                       46,870         323,403
    Serena Software, Inc. (a)                                                              7,810         160,269
                                                                                                   -------------
                                                                                                       2,481,615
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Materials (4.2%)
  Chemicals (3.0%)
    Airgas, Inc.                                                                           5,460   $     161,070
    OM Group, Inc. (a)                                                                    15,490         362,930
    Potash Corp. of Saskatchewan, Inc.                                                     6,130         653,213
                                                                                                   -------------
                                                                                                       1,177,213
                                                                                                   -------------
  Metals & Mining (1.2%)
    Century Aluminum Co. (a)                                                               4,830         118,190
    Freeport-McMoRan Copper & Gold, Inc., Class B                                          3,890         156,689
    Inco Ltd.                                                                              4,480         183,591
                                                                                                   -------------
                                                                                                         458,470
                                                                                                   -------------
Telecommunication Services (3.1%)
  Wireless Telecommunication Services (3.1%)
    Crown Castle International Corp. (a)                                                   7,060         153,626
    Dobson Communications Corp., Class A (a)                                              18,210         128,380
    Millicom International Cellular SA (a)                                                15,000         318,600
    NII Holdings, Inc. (a)                                                                 1,700         126,548
    SBA Communications Corp., Class A (a)                                                  9,900         164,241
    SpectraSite, Inc. (a)                                                                  1,930         157,681
    VimpelCom, ADR (a)                                                                     3,850         147,763
                                                                                                   -------------
                                                                                                       1,196,839
                                                                                                   -------------
    Total Common Stocks
       (Cost of $32,203,525)                                                                          38,431,332
                                                                                                   -------------

                                                                                       PAR
                                                                                   -------------
Short-Term Obligation (0.0%)
    Repurchase agreement with State Street Bank &
       Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
       collateralized by a U.S. Treasury Note
       maturing 02/15/10, market value of $14,869
       (repurchase proceeds $10,003)                                               $      10,000          10,000
                                                                                                   -------------
    Total Short-Term Obligation
       (Cost of $10,000)                                                                                  10,000
                                                                                                   -------------
    Total Investments (99.2%)
       (Cost of $32,213,525) (b)                                                                      38,441,332

    Other Assets & Liabilities, Net (0.8%)                                                               313,547
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $  38,754,879
                                                                                                   =============

   Notes to Schedule of Investments:
   (a)  Non-income producing security.
   (b)  Cost for federal income tax purposes is $32,387,362.

                 See Accompanying Notes to Financial Statements.

    At July 31, 2005, the Fund held investments in the following sectors:

                                                                                                       % OF
    SECTOR (UNAUDITED)                                                                               NET ASSETS
    ------------------                                                                               ----------
    Information Technology                                                                                 23.0%
    Health Care                                                                                            19.2
    Consumer Discretionary                                                                                 17.4
    Industrials                                                                                            14.2
    Energy                                                                                                  8.6
    Financials                                                                                              6.2
    Materials                                                                                               4.2
    Consumer Staples                                                                                        3.3
    Telecommunication Services                                                                              3.1
    Short-Term Obligation                                                                                   0.0
    Other Assets & Liabilities, Net                                                                         0.8
                                                                                                     ----------
                                                                                                          100.0%
                                                                                                     ==========

     ACRONYM                          NAME
----------------          ------------------------------
       ADR                American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (96.6%)
Consumer Discretionary (11.9%)
  Auto Components (1.3%)
    Compagnie Generale des Etablissements Michelin, Class B                                7,800   $     480,051
    Continental AG                                                                         7,200         557,874
    Denso Corp.                                                                           27,900         674,262
                                                                                                   -------------
                                                                                                       1,712,187
                                                                                                   -------------
  Automobiles (2.2%)
    Nissan Motor Co., Ltd.                                                                33,800         351,353
    Renault SA                                                                             7,970         729,100
    Toyota Motor Corp.                                                                    50,400       1,912,030
                                                                                                   -------------
                                                                                                       2,992,483
                                                                                                   -------------
  Hotels, Restaurants & Leisure (1.0%)
    Accor SA                                                                              11,200         569,381
    Carnival Corp.                                                                         9,600         503,040
    Compass Group PLC                                                                     61,800         267,101
                                                                                                   -------------
                                                                                                       1,339,522
                                                                                                   -------------
  Household Durables (2.7%)
    Daiwa House Industry Co., Ltd.                                                        42,000         472,143
    Koninklijke (Royal) Phillips Electronics NV                                           39,300       1,064,533
    Matsushita Electric Industrial Co., Ltd.                                              49,000         796,156
    Pioneer Corp.                                                                         13,100         191,648
    Sekisui Chemical Co., Ltd.                                                            60,000         387,187
    Sharp Corp.                                                                           31,000         469,212
    Sony Corp.                                                                             7,500         245,220
                                                                                                   -------------
                                                                                                       3,626,099
                                                                                                   -------------
  Leisure Equipment & Products (0.9%)
    Fuji Photo Film Co., Ltd.                                                             28,000         873,098
    Sega Sammy Holdings, Inc.                                                              6,200         383,554
                                                                                                   -------------
                                                                                                       1,256,652
                                                                                                   -------------
  Media (2.6%)
    British Sky Broadcasting Group PLC                                                    70,000         656,615
    JC Decaux SA (a)                                                                      18,000         420,150
    News Corp., Class B                                                                   20,800         360,672
    Pearson PLC                                                                          124,220       1,483,755
    Reed Elsevier PLC                                                                     27,800         256,644
    Vivendi Universal SA                                                                  10,900         345,976
                                                                                                   -------------
                                                                                                       3,523,812
                                                                                                   -------------
  Specialty Retail (0.4%)
    Kingfisher PLC                                                                        44,400         200,531
    Yamada Denki Co., Ltd.                                                                 6,500         367,359
                                                                                                   -------------
                                                                                                         567,890
                                                                                                   -------------
  Textiles, Apparel & Luxury Goods (0.8%)
    Burberry Group PLC                                                                    75,986         563,991
    Swatch Group AG, Registered Shares                                                    19,900         586,661
                                                                                                   -------------
                                                                                                       1,150,652
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
Consumer Staples (9.6%)
  Beverages (1.5%)
    Diageo PLC                                                                            93,626   $   1,291,406
    SABMiller PLC                                                                         18,089         315,148
    Scottish & Newcastle PLC                                                              55,211         443,932
                                                                                                   -------------
                                                                                                       2,050,486
                                                                                                   -------------
  Food & Staples Retailing (0.9%)
    FamilyMart Co., Ltd.                                                                   6,800         198,092
    Lawson, Inc.                                                                           5,400         193,815
    Tesco PLC                                                                            143,626         820,732
                                                                                                   -------------
                                                                                                       1,212,639
                                                                                                   -------------
  Food Products (3.9%)
    Cadbury Schweppes PLC                                                                 33,900         326,051
    Nestle SA, Registered Shares                                                          11,304       3,098,212
    Royal Numico NV (a)                                                                   17,234         726,356
    Unilever PLC                                                                         113,520       1,096,699
                                                                                                   -------------
                                                                                                       5,247,318
                                                                                                   -------------
  Household Products (1.4%)
    Kao Corp.                                                                             38,000         869,323
    Reckitt Benckiser PLC                                                                 34,768       1,043,279
                                                                                                   -------------
                                                                                                       1,912,602
                                                                                                   -------------
  Tobacco (1.9%)
    British American Tobacco PLC                                                          42,453         847,624
    Imperial Tobacco Group PLC                                                            49,596       1,273,515
    Japan Tobacco, Inc.                                                                       37         527,064
                                                                                                   -------------
                                                                                                       2,648,203
                                                                                                   -------------
Energy (9.3%)
  Energy Equipment & Services (1.0%)
    Saipem S.p.A.                                                                         50,400         748,225
    Stolt Offshore SA (a)                                                                 56,200         647,146
                                                                                                   -------------
                                                                                                       1,395,371
                                                                                                   -------------
  Oil, Gas & Consumable Fuels (8.3%)
    BG Group PLC                                                                         120,001         991,239
    BP PLC, ADR                                                                           44,380       2,923,754
    CNOOC Ltd.                                                                         1,087,000         754,811
    EnCana Corp.                                                                          30,600       1,262,214
    ENI S.p.A.                                                                            53,530       1,519,027
    OMV AG                                                                                14,000         652,185
    Royal Dutch Shell PLC, Class B                                                        23,762         754,832
    Total SA                                                                               9,730       2,433,716
                                                                                                   -------------
                                                                                                      11,291,778
                                                                                                   -------------
Financials (23.7%)
  Capital Markets (2.2%)
    Credit Suisse Group, Registered Shares                                                22,100         923,254
    Deutsche Bank AG, Registered Shares                                                    8,629         746,545
    Nomura Holdings, Inc.                                                                 38,500         456,358
    UBS AG, Registered Shares                                                             10,100         828,498
                                                                                                   -------------
                                                                                                       2,954,655
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Commercial Banks (14.5%)
    ABN AMRO Holding NV                                                                   16,976   $     423,892
    Anglo Irish Bank Corp., PLC                                                           63,520         855,412
    Australia & New Zealand Banking Group Ltd.                                            56,700         919,506
    Banco Bilbao Vizcaya Argentaria SA                                                    54,900         924,045
    Banco de Sabadell SA                                                                  30,915         788,478
    Banco Popolare di Verona e Novara                                                     31,300         559,784
    Banco Popular Espanol SA                                                              77,800         928,612
    Bank of Ireland                                                                       46,073         763,695
    Barclays PLC                                                                         109,790       1,072,891
    BNP Paribas SA                                                                        13,037         940,800
    DNB NOR ASA                                                                           99,000       1,032,894
    HBOS PLC                                                                              38,300         582,290
    HSBC Holdings PLC                                                                    131,600       2,134,198
    KBC Groep NV                                                                           4,335         345,107
    Mitsubishi Tokyo Financial Group, Inc.                                                    96         806,610
    Mitsui Trust Holdings, Inc.                                                           20,000         201,389
    Mizuho Financial Group, Inc.                                                             201         902,074
    National Bank of Greece SA                                                            16,687         610,881
    Resona Holdings, Inc. (a)(b)                                                         142,000         249,101
    Royal Bank of Scotland Group PLC                                                      64,460       1,916,729
    Skandinaviska Enskilda Banken AB, Class A                                             33,800         599,981
    Sumitomo Mitsui Financial Group, Inc.                                                    138         910,265
    UFJ Holdings, Inc. (a)                                                                    51         261,894
    United Overseas Bank Ltd.                                                            113,000       1,025,348
                                                                                                   -------------
                                                                                                      19,755,876
                                                                                                   -------------
  Consumer Finance (0.9%)
    Aiful Corp.                                                                            6,250         451,125
    ORIX Corp.                                                                             2,800         414,257
    Takefuji Corp.                                                                         5,200         337,018
                                                                                                   -------------
                                                                                                       1,202,400
                                                                                                   -------------
  Diversified Financial Services (1.3%)
    Fortis                                                                                15,553         454,307
    ING Groep NV                                                                          30,150         911,306
    Suncorp-Metway Ltd.                                                                   25,500         394,690
                                                                                                   -------------
                                                                                                       1,760,303
                                                                                                   -------------
  Insurance (3.0%)
    Aegon NV                                                                              22,173         317,048
    Allianz AG, Registered Shares                                                          5,032         637,758
    AXA                                                                                   22,100         602,194
    Irish Life & Permanent PLC                                                            24,311         439,410
    Mitsui Sumitomo Insurance Co., Ltd.                                                   82,000         725,096
    Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares                       3,600         419,405
    QBE Insurance Group Ltd.                                                              31,400         401,571
    Sampo Oyj, Class A                                                                    31,000         474,633
                                                                                                   -------------
                                                                                                       4,017,115
                                                                                                   -------------
  Real Estate (1.8%)
    CapitaLand Ltd.                                                                      127,000         215,885
    Sun Hung Kai Properties Ltd.                                                          65,000         669,884

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Real Estate (continued)
    Swire Pacific Ltd., Class A                                                          126,500   $   1,206,023
    Wharf Holdings Ltd.                                                                  114,000         425,279
                                                                                                   -------------
                                                                                                       2,517,071
                                                                                                   -------------
Health Care (10.7%)
  Health Care Equipment & Supplies (1.4%)
    GN Store Nord A/S                                                                     41,000         455,817
    Smith & Nephew PLC                                                                   116,454       1,105,260
    Terumo Corp.                                                                          12,500         350,470
                                                                                                   -------------
                                                                                                       1,911,547
                                                                                                   -------------
  Pharmaceuticals (9.3%)
    Astellas Pharma, Inc.                                                                  9,700         315,355
    AstraZeneca PLC                                                                       51,148       2,315,737
    Eisai Co., Ltd.                                                                       12,400         421,015
    GlaxoSmithKline PLC                                                                  120,454       2,836,341
    Novartis AG, Registered Shares                                                        25,357       1,231,902
    Roche Holding AG, Genusschein                                                          6,961         945,180
    Sanofi-Aventis                                                                        19,762       1,707,752
    Schering AG                                                                            4,500         282,774
    Shire Pharmaceuticals Group PLC                                                       52,700         610,843
    Takeda Pharmaceutical Co., Ltd.                                                       22,600       1,156,791
    Teva Pharmaceutical Industries Ltd., ADR                                              28,700         901,180
                                                                                                   -------------
                                                                                                      12,724,870
                                                                                                   -------------
Industrials (10.7%)
  Aerospace & Defense (0.4%)
    Singapore Technologies Engineering Ltd.                                              307,000         485,218
                                                                                                   -------------
  Air Freight & Logistics (0.3%)
    Deutsche Post AG, Registered Shares                                                   16,700         413,958
                                                                                                   -------------
  Building Products (0.7%)
    Nippon Sheet Glass Co., Ltd.                                                         111,000         458,472
    Wienerberger AG                                                                       12,266         569,187
                                                                                                   -------------
                                                                                                       1,027,659
                                                                                                   -------------
  Commercial Services & Supplies (0.4%)
    Randstad Holding NV                                                                    6,600         268,687
    Securitas AB, Class B                                                                 20,600         348,185
                                                                                                   -------------
                                                                                                         616,872
                                                                                                   -------------
  Construction & Engineering (1.7%)
    Shimizu Corp.                                                                        128,000         610,594
    Vinci SA                                                                              20,556       1,665,841
                                                                                                   -------------
                                                                                                       2,276,435
                                                                                                   -------------
  Electrical Equipment (0.9%)
    ABB Ltd. (a)                                                                          79,100         537,152
    Mitsubishi Electric Corp.                                                            141,000         740,095
                                                                                                   -------------
                                                                                                       1,277,247
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Industrial Conglomerates (2.4%)
    Hutchison Whampoa Ltd.                                                                97,000   $     944,609
    Keppel Corp., Ltd.                                                                    47,000         354,609
    SembCorp Industries Ltd.                                                             250,040         412,826
    Siemens AG, Registered Shares                                                          6,845         527,705
    Smiths Group PLC                                                                      58,425         982,590
                                                                                                   -------------
                                                                                                       3,222,339
                                                                                                   -------------
  Machinery (1.2%)
    Atlas Copco AB, Class B                                                               39,300         603,772
    Komatsu Ltd.                                                                         110,000       1,038,623
                                                                                                   -------------
                                                                                                       1,642,395
                                                                                                   -------------
  Marine (0.2%)
    Kawasaki Kisen Kaisha Ltd.                                                            44,000         270,172
                                                                                                   -------------
  Road & Rail (1.6%)
    Canadian National Railway Co.                                                          5,245         347,866
    Canadian Pacific Railway Ltd.                                                         16,900         656,083
    ComfortDelGro Corp., Ltd.                                                            594,000         559,405
    East Japan Railway Co.                                                                   121         592,646
                                                                                                   -------------
                                                                                                       2,156,000
                                                                                                   -------------
  Trading Companies & Distributors (0.6%)
    Mitsubishi Corp.                                                                      54,300         776,179
                                                                                                   -------------
  Transportation Infrastructure (0.3%)
    BAA PLC                                                                               34,040         360,683
                                                                                                   -------------
Information Technology (7.0%)
  Communications Equipment (1.6%)
    Nokia Oyj                                                                             64,050       1,022,198
    Tandberg ASA                                                                          27,100         307,116
    Telefonaktiebolaget LM Ericsson, ADR                                                  23,900         821,204
                                                                                                   -------------
                                                                                                       2,150,518
                                                                                                   -------------
  Computers & Peripherals (0.5%)
    Toshiba Corp.                                                                        164,000         637,852
                                                                                                   -------------
  Electronic Equipment & Instruments (0.7%)
    HOYA Corp.                                                                             4,200         518,180
    TDK Corp.                                                                              6,200         426,336
                                                                                                   -------------
                                                                                                         944,516
                                                                                                   -------------
  Internet Software & Services (0.2%)
    NIWS Co., Ltd.                                                                           250         318,200
                                                                                                   -------------
  Office Electronics (0.4%)
    Canon, Inc.                                                                           11,500         566,153
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (1.7%)
    Advantest Corp.                                                                        4,400   $     350,451
    ARM Holdings PLC                                                                     178,200         371,932
    Marvell Technology Group Ltd. (a)                                                     10,500         458,745
    Samsung Electronics Co., Ltd.                                                          1,520         835,561
    Taiwan Semiconductor Manufacturing Co., Ltd., ADR                                     41,265         354,465
                                                                                                   -------------
                                                                                                       2,371,154
                                                                                                   -------------
  Software (1.9%)
    Cognos, Inc. (a)                                                                      17,600         688,512
    Sage Group PLC                                                                       224,300         910,963
    SAP AG                                                                                 5,761         991,093
                                                                                                   -------------
                                                                                                       2,590,568
                                                                                                   -------------
Materials (3.2%)
  Chemicals (3.2%)
    BASF AG                                                                                6,102         432,699
    Bayer AG                                                                              13,200         471,195
    Novozymes A/S, Class B                                                                 8,650         441,248
    Shin-Etsu Chemical Co., Ltd.                                                          15,400         583,944
    Solvay SA, Class A                                                                     3,600         388,680
    Sumitomo Chemical Co., Ltd.                                                          146,000         741,518
    Syngenta AG (a)                                                                        8,230         857,397
    Teijin Ltd.                                                                          103,000         470,387
                                                                                                   -------------
                                                                                                       4,387,068
                                                                                                   -------------
Telecommunication Services (6.0%)
  Diversified Telecommunication Services (2.7%)
    Deutsche Telekom AG, Registered Shares                                                63,009       1,250,006
    France Telecom SA                                                                     27,920         860,280
    Koninklijke (Royal) KPN NV                                                            33,594         292,090
    Nippon Telegraph & Telephone Corp.                                                       101         444,062
    Portugal Telecom, SGPS, SA, Registered Shares                                         27,400         261,642
    Singapore Telecommunications Ltd.                                                    296,000         492,605
                                                                                                   -------------
                                                                                                       3,600,685
                                                                                                   -------------
  Wireless Telecommunication Services (3.3%)
    China Mobile (Hong Kong) Ltd.                                                        195,000         785,512
    NTT DoCoMo, Inc.                                                                         267         413,479
    O2 PLC (a)                                                                           138,900         339,582
    Vodafone Group PLC                                                                 1,161,350       2,986,587
                                                                                                   -------------
                                                                                                       4,525,160
                                                                                                   -------------
Utilities (4.5%)
  Electric Utilities (2.1%)
    E.ON AG                                                                               10,198         944,746
    Fortum Oyj                                                                            39,800         727,471
    Scottish & Southern Energy PLC                                                        19,500         335,016
    Tokyo Electric Power Co., Inc.                                                        38,400         919,054
                                                                                                   -------------
                                                                                                       2,926,287
                                                                                                   -------------

                 See Accompanying Notes to Financial Statements.

                                                                                      SHARES           VALUE
                                                                                   -------------   -------------
Common Stocks (continued)
  Gas Utilities (0.5%)
    Tokyo Gas Co., Ltd.                                                                  176,000   $     640,872
                                                                                                   -------------
  Multi-Utilities (1.9%)
    National Grid PLC                                                                     80,800         742,811
    RWE AG                                                                                10,000         668,236
    Veolia Environnement                                                                  31,500       1,219,976
                                                                                                   -------------
                                                                                                       2,631,023
                                                                                                   -------------
    Total Common Stocks
       (Cost of $114,712,230)                                                                        131,586,744
                                                                                                   -------------
Investment Companies (0.8%)
    iShares MSCI Malaysia Index Fund                                                      48,500         360,840
    iShares MSCI Taiwan Index Fund                                                        59,400         727,650
                                                                                                   -------------
    Total Investment Companies
       (Cost of $1,056,486)                                                                            1,088,490
                                                                                                   -------------
Preferred Stock (0.6%)
Consumer Discretionary (0.6%)
  Automobiles (0.6%)
    Porsche AG                                                                             1,054         834,073
                                                                                                   -------------
    Total Preferred Stock
       (Cost of $672,317)                                                                                834,073
                                                                                                   -------------

                                                                                       PAR
                                                                                   -------------
Short-Term Obligation (1.8%)
    Repurchase agreement with State Street Bank &
       Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
       collateralized by a U.S. Treasury Note
       maturing 02/15/10, market value of $2,448,388
       (repurchase proceeds $2,400,634)                                            $   2,400,000       2,400,000
                                                                                                   -------------
    Total Short-Term Obligation
       (Cost of $2,400,000)                                                                            2,400,000
                                                                                                   -------------
    Total Investments (99.8%)
       (Cost of $118,841,033) (c)                                                                    135,909,307

    Other Assets & Liabilities, Net (0.2%)                                                               234,921
                                                                                                   -------------

    Net Assets (100.0%)                                                                            $ 136,144,228
                                                                                                   =============

Notes to Schedule of Investments:
(a)  Non-income producing security.
(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)  Cost for federal income tax purposes is $118,955,011.

                 See Accompanying Notes to Financial Statements.

   The Fund invested in the following countries at July 31, 2005:

   SUMMARY OF SECURITIES                                                                            % OF TOTAL
   BY COUNTRY (UNAUDITED)                                                              VALUE        INVESTMENTS
   --------------------------                                                      -------------   -------------
   United Kingdom                                                                  $  35,161,302            25.8%
   Japan                                                                              28,387,600            20.9
   France                                                                             11,975,217             8.8
   Germany                                                                             9,178,069             6.7
   Switzerland                                                                         9,008,257             6.6
   Hong Kong                                                                           4,786,118             3.5
   United States**                                                                     4,307,907             3.2
   Netherlands                                                                         4,003,911             2.9
   Singapore                                                                           3,545,895             2.6
   Canada                                                                              2,954,675             2.2
   Italy                                                                               2,827,036             2.1
   Spain                                                                               2,641,135             1.9
   Sweden                                                                              2,373,142             1.7
   Finland                                                                             2,224,302             1.6
   Ireland                                                                             2,058,517             1.5
   Australia                                                                           1,715,767             1.3
   Norway                                                                              1,340,010             1.0
   Austria                                                                             1,221,372             0.9
   Belgium                                                                             1,188,095             0.9
   Israel                                                                                901,180             0.7
   Denmark                                                                               897,065             0.7
   South Korea                                                                           835,561             0.6
   Luxembourg                                                                            647,146             0.5
   Greece                                                                                610,881             0.5
   Panama                                                                                503,040             0.4
   Taiwan                                                                                354,465             0.3
   Portugal                                                                              261,642             0.2
                                                                                   -------------   -------------
                                                                                   $ 135,909,307           100.0%
                                                                                   =============   =============

   ** Includes short-term obligation.

   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      ACRONYM                      NAME
  ----------------    ---------------------------------
       ADR              American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                     This page is intentionally left blank.

                                  STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2005

                                                                     CMG ENHANCED          CMG             CMG
                                                                       S&P 500(R)       LARGE CAP       LARGE CAP
                                                                      INDEX FUND       GROWTH FUND      VALUE FUND
                                                                    --------------   --------------   --------------
ASSETS:
  Investments, at identified cost                                   $   79,457,915   $   36,258,489   $   33,346,325
                                                                    --------------   --------------   --------------
  Investments, at value                                             $   91,557,544   $   40,011,639   $   38,691,176
  Cash                                                                         633              258              192
  Foreign currency (cost of $83 and $41,792, respectively)                       -                -                -
  Receivable for:
    Investments sold                                                             -          820,841                -
    Interest                                                                   123              430               89
    Dividends                                                              104,590           19,403           71,472
    Foreign tax reclaims                                                         -            1,243                -
  Expense reimbursement due from Investment Advisor                          8,799            8,337            8,468
  Reimbursements due from Investment Advisor                                     -                -            1,054
  Deferred Trustees' compensation plan                                       1,715            1,464            1,500
  Other assets                                                               1,761              911              732
                                                                    --------------   --------------   --------------
  Total assets                                                          91,675,165       40,864,526       38,774,683
                                                                    --------------   --------------   --------------
LIABILITIES:
Payable to custodian bank                                                        -                -                -
Payable for:
    Investments purchased                                                        -          508,724                -
    Fund shares repurchased                                                      -                -                -
    Investment advisory fee                                                 18,585           16,809           16,160
    Trustees' fees                                                               -                -                -
    Audit fee                                                               21,388           25,798           25,798
    Trustee legal counsel fees                                                 410              210                -
  Deferred Trustees' fees                                                    1,715            1,464            1,500
                                                                    --------------   --------------   --------------
  Total liabilities                                                         42,098          553,005           43,458
                                                                    --------------   --------------   --------------
NET ASSETS                                                          $   91,633,067   $   40,311,521   $   38,731,225
                                                                    ==============   ==============   ==============
NET ASSETS consist of:
  Paid-in-capital                                                   $   76,296,892   $   35,236,737   $   30,163,829
  Undistributed net investment income                                      821,661          140,220          482,730
  Accumulated net investment loss                                                -                -                -
  Accumulated net realized gain                                          2,414,885        1,181,414        2,739,815
  Net unrealized appreciation (depreciation) on:
    Investments                                                         12,099,629        3,753,150        5,344,851
    Foreign currency translations                                                -                -                -
                                                                    --------------   --------------   --------------
  NET ASSETS                                                        $   91,633,067   $   40,311,521   $   38,731,225
                                                                    ==============   ==============   ==============
  Shares of capital stock outstanding                                    6,790,910        3,458,931        3,088,670
                                                                    ==============   ==============   ==============
  Net asset value, offering and redemption price per share          $        13.49   $        11.65   $        12.54
                                                                    ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements.

                                                                         CMG              CMG              CMG
                                                                       MID CAP           MID CAP        SMALL CAP
                                                                     GROWTH FUND       VALUE FUND      GROWTH FUND
                                                                    --------------   --------------   --------------
ASSETS:
  Investments, at identified cost                                   $   20,729,084   $   16,966,189   $   33,378,737
                                                                    --------------   --------------   --------------
  Investments, at value                                             $   24,834,574   $   20,931,493   $   38,481,592
  Cash                                                                         546                -                -
  Foreign currency (cost of $83 and $41,792, respectively)                       -                -                -
  Receivable for:
    Investments sold                                                       157,847          589,590          449,198
    Interest                                                                    33              285              360
    Dividends                                                                4,600           11,940            1,106
    Foreign tax reclaims                                                         -              138                -
  Expense reimbursement due from Investment Advisor                          7,286            9,690            8,419
  Reimbursements due from Investment Advisor                                     -                -                -
  Deferred Trustees' compensation plan                                       1,407            1,390            1,481
  Other assets                                                                 781              793              903
                                                                    --------------   --------------   --------------
  Total assets                                                          25,007,074       21,545,319       38,943,059
                                                                    --------------   --------------   --------------
LIABILITIES:
Payable to custodian bank                                                        -           13,940           38,036
Payable for:
    Investments purchased                                                   85,546          213,464          208,420
    Fund shares repurchased                                                      -                -                -
    Investment advisory fee                                                 13,505           13,292           24,282
    Trustees' fees                                                               -                -                -
    Audit fee                                                               25,798           25,798           25,798
    Trustee legal counsel fees                                                 110              140              210
  Deferred Trustees' fees                                                    1,407            1,390            1,481
                                                                    --------------   --------------   --------------
  Total liabilities                                                        126,366          268,024          298,227
                                                                    --------------   --------------   --------------
NET ASSETS                                                          $   24,880,708   $   21,277,295   $   38,644,832
                                                                    ==============   ==============   ==============
NET ASSETS consist of:
  Paid-in-capital                                                   $   20,753,608   $   15,277,539   $   31,856,852
  Undistributed net investment income                                            -           86,708                -
  Accumulated net investment loss                                           (1,732)               -           (1,969)
  Accumulated net realized gain                                             23,342        1,947,732        1,687,094
  Net unrealized appreciation (depreciation) on:
    Investments                                                          4,105,490        3,965,304        5,102,855
    Foreign currency translations                                                -               12                -
NET ASSETS                                                          $   24,880,708   $   21,277,295   $   38,644,832
                                                                    ==============   ==============   ==============
  Shares of capital stock outstanding                                    1,757,997        1,402,163        2,850,072
                                                                    ==============   ==============   ==============
  Net asset value, offering and redemption price per share          $        14.15   $        15.17   $        13.56
                                                                    ==============   ==============   ==============

                                                                        CMG              CMG              CMG
                                                                     SMALL CAP         SMALL/MID       INTERNATIONAL
                                                                     VALUE FUND        CAP FUND         STOCK FUND
                                                                    --------------   --------------   --------------
ASSETS:
  Investments, at identified cost                                   $   25,832,071   $   32,213,525   $  118,841,033
                                                                    --------------   --------------   --------------
  Investments, at value                                             $   36,905,184   $   38,441,332   $  135,909,307
  Cash                                                                       7,911          191,945              808
  Foreign currency (cost of $83 and $41,792, respectively)                       -               84           41,880
  Receivable for:
    Investments sold                                                       204,418        1,161,228          454,050
    Interest                                                                     -                3              634
    Dividends                                                               23,918            1,987          131,878
    Foreign tax reclaims                                                         -                -           58,066
  Expense reimbursement due from Investment Advisor                         14,491            1,238            6,084
  Reimbursements due from Investment Advisor                                     -                -                -
  Deferred Trustees' compensation plan                                       1,530            1,716            2,439
  Other assets                                                               1,727              168              944
                                                                    --------------   --------------   --------------
  Total assets                                                          37,159,179       39,799,701      136,606,090
                                                                    --------------   --------------   --------------
LIABILITIES:
Payable to custodian bank                                                        -                -                -
Payable for:
    Investments purchased                                                  115,154          992,408          344,108
    Fund shares repurchased                                                      -                -            4,154
    Investment advisory fee                                                 24,128           24,091           84,348
    Trustees' fees                                                               -              248                -
    Audit fee                                                               29,036           25,030           25,319
    Trustee legal counsel fees                                                  54            1,329            1,494
  Deferred Trustees' fees                                                    1,530            1,716            2,439
                                                                    --------------   --------------   --------------
  Total liabilities                                                        169,902        1,044,822          461,862
                                                                    --------------   --------------   --------------
NET ASSETS                                                          $   36,989,277   $   38,754,879   $  136,144,228
                                                                    ==============   ==============   ==============
NET ASSETS consist of:
  Paid-in-capital                                                   $   22,968,248   $   32,231,547   $  109,105,431
  Undistributed net investment income                                      169,604                -        1,525,484
  Accumulated net investment loss                                                -           (2,107)               -
  Accumulated net realized gain                                          2,778,312          297,632        8,451,522
  Net unrealized appreciation (depreciation) on:
    Investments                                                         11,073,113        6,227,807       17,068,274
    Foreign currency translations                                                -                -           (6,483)
                                                                    --------------   --------------   --------------
  NET ASSETS                                                        $   36,989,277   $   38,754,879   $  136,144,228
                                                                    ==============   ==============   ==============
  Shares of capital stock outstanding                                    2,302,585        3,372,256        9,895,613
                                                                    ==============   ==============   ==============
  Net asset value, offering and redemption price per share          $        16.06   $        11.49   $        13.76
                                                                    ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2005

                                                                     CMG ENHANCED          CMG               CMG
                                                                      S&P 500(R)         LARGE CAP        LARGE CAP
                                                                      INDEX FUND        GROWTH FUND       VALUE FUND
                                                                    --------------    --------------    --------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $    2,138,419    $      606,373    $    1,144,820
    Interest                                                                11,826            31,987             9,875
    Foreign taxes withheld                                                       -            (5,620)           (6,900)
                                                                    --------------    --------------    --------------
      Total income                                                       2,150,245           632,740         1,147,795
                                                                    --------------    --------------    --------------
  Expenses:
    Investment advisory fee                                                248,671           201,910           231,616
    Trustees' fees                                                           6,130             6,206             6,333
    Audit fee                                                               31,146            21,278            22,978
    Trustee legal counsel fees                                               3,998             1,567             1,850
    Non-recurring costs (See Note 10)                                        1,828               720               839
                                                                    --------------    --------------    --------------
      Total expenses                                                       291,773           231,681           263,616
    Expense reimbursement from Investment Advisor                          (41,274)          (29,051)          (31,161)
    Reimbursement due from Investment Advisor (see Note 9)                       -                 -            (1,054)
    Non-recurring costs assumed by Investment Advisor
     (See Note 10)                                                          (1,828)             (720)             (839)
                                                                    --------------    --------------    --------------
      Net expenses                                                         248,671           201,910           230,562
                                                                    --------------    --------------    --------------
  Net investment income (loss)                                           1,901,574           430,830           917,233
                                                                    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY AND
  FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                          2,731,812         2,173,562         2,822,819
    Foreign currency transactions                                                -                 -                 -
                                                                    --------------    --------------    --------------
      Net realized gain                                                  2,731,812         2,173,562         2,822,819
                                                                    --------------    --------------    --------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                          9,378,890         2,991,580         2,693,045
    Foreign currency translations                                                -                 -                 -
    Foreign capital gains tax                                                    -                 -                 -
                                                                    --------------    --------------    --------------
      Net change in unrealized appreciation (depreciation)               9,378,890         2,991,580         2,693,045
                                                                    --------------    --------------    --------------
  Net gain                                                              12,110,702         5,165,142         5,515,864
                                                                    --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $   14,012,276    $    5,595,972    $    6,433,097
                                                                    --------------    --------------    --------------

                 See Accompanying Notes to Financial Statements.

                                                                          CMG              CMG              CMG
                                                                        MID CAP          MID CAP         SMALL CAP
                                                                      GROWTH FUND      VALUE FUND       GROWTH FUND
                                                                    --------------    --------------    --------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $       80,513    $      327,291    $       70,657
    Interest                                                                21,132            10,788            17,142
    Foreign taxes withheld                                                    (911)             (522)             (110)
                                                                    --------------    --------------    --------------
      Total income                                                         100,734           337,557            87,689
                                                                    --------------    --------------    --------------
  Expenses:
    Investment advisory fee                                                142,975           160,130           297,930
    Trustees' fees                                                           5,790             5,841             6,134
    Audit fee                                                               35,955            37,656            37,656
    Trustee legal counsel fees                                                 478               621             1,417
    Non-recurring costs (See Note 10)                                          369               419               672
                                                                    --------------    --------------    --------------
      Total expenses                                                       185,567           204,667           343,809
    Expense reimbursement from Investment Advisor                          (42,271)          (44,218)          (45,275)
    Reimbursement due from Investment Advisor (see Note 9)                       -                 -                 -
    Non-recurring costs assumed by Investment Advisor
     (See Note 10)                                                            (369)             (419)             (672)
                                                                    --------------    --------------    --------------
      Net expenses                                                         142,927           160,030           297,862
                                                                    --------------    --------------    --------------
  Net investment income (loss)                                             (42,193)          177,527          (210,173)
                                                                    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY AND
  FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                          1,198,457         2,034,375         2,188,414
    Foreign currency transactions                                                -               (18)                -
                                                                    --------------    --------------    --------------
      Net realized gain                                                  1,198,457         2,034,357         2,188,414
                                                                    --------------    --------------    --------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                          3,842,377         2,345,264         4,715,850
    Foreign currency translations                                                -                12                 -
    Foreign capital gains tax                                                    -                 -                 -
                                                                    --------------    --------------    --------------
      Net change in unrealized appreciation (depreciation)               3,842,377         2,345,276         4,715,850
                                                                    --------------    --------------    --------------
  Net gain                                                               5,040,834         4,379,633         6,904,264
                                                                    --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $    4,998,641    $    4,557,160    $    6,694,091
                                                                    --------------    --------------    --------------

                                                                          CMG              CMG               CMG
                                                                       SMALL CAP         SMALL/MID      INTERNATIONAL
                                                                      VALUE FUND         CAP FUND         STOCK FUND
                                                                    --------------    --------------    --------------
NET INVESTMENT INCOME:
  Income:
    Dividends                                                       $      637,803    $      130,778    $    3,602,641
    Interest                                                                 3,682            38,092            86,097
    Foreign taxes withheld                                                       -            (1,369)         (295,581)
                                                                    --------------    --------------    --------------
      Total income                                                         641,485           167,501         3,393,157
                                                                    --------------    --------------    --------------
  Expenses:
    Investment advisory fee                                                327,139           329,249         1,143,795
    Trustees' fees                                                           6,978             7,587             7,727
    Audit fee                                                               40,894            27,740            32,361
    Trustee legal counsel fees                                               1,317             2,304             7,499
    Non-recurring costs (See Note 10)                                          748               802             2,779
                                                                    --------------    --------------    --------------
      Total expenses                                                       377,076           367,682         1,194,161
    Expense reimbursement from Investment Advisor                          (49,189)          (37,358)          (47,587)
    Reimbursement due from Investment Advisor (see Note 9)                       -                 -                 -
    Non-recurring costs assumed by Investment Advisor
     (See Note 10)                                                            (748)             (802)           (2,779)
                                                                    --------------    --------------    --------------
      Net expenses                                                         327,139           329,522         1,143,795
                                                                    --------------    --------------    --------------
  Net investment income (loss)                                             314,346          (162,021)        2,249,362
                                                                    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY AND
  FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
    Investments                                                          3,348,725        12,002,485        13,316,946
    Foreign currency transactions                                                -                 -          (358,520)
                                                                    --------------    --------------    --------------
      Net realized gain                                                  3,348,725        12,002,485        12,958,426
                                                                    --------------    --------------    --------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                          5,239,285          (736,986)        9,026,289
    Foreign currency translations                                                -                 -            (9,628)
    Foreign capital gains tax                                                    -                 -            53,956
                                                                    --------------    --------------    --------------
      Net change in unrealized appreciation (depreciation)               5,239,285          (736,986)        9,070,617
                                                                    --------------    --------------    --------------
  Net gain                                                               8,588,010        11,265,499        22,029,043
                                                                    --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $    8,902,356    $   11,103,478    $   24,278,405
                                                                    --------------    --------------    --------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        CMG ENHANCED
                                                                                         S&P 500(R)
                                                                                        INDEX FUND
                                                                              --------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                                              --------------------------------
                                                                                    2005             2004
                                                                              --------------    --------------
Operations:
   Net investment income                                                      $    1,901,574    $      885,309
   Net realized gain on investments                                                2,731,812           582,070
   Net change in unrealized appreciation (depreciation) on investments             9,378,890         2,619,440
                                                                              --------------    --------------
   Net increase from operations                                                   14,012,276         4,086,819

Distributions declared to shareholders:
   From net investment income                                                     (1,713,416)         (232,474)
   From net realized gains                                                          (896,196)          (40,302)
                                                                              --------------    --------------
   Total distributions declared to shareholders                                   (2,609,612)         (272,776)

Share transactions:
   Subscriptions                                                                  17,245,602        94,353,306
   Distributions reinvested                                                          408,128            29,758
   Redemptions                                                                   (35,670,610)       (9,084,292)
                                                                              --------------    --------------
   Net increase (decrease) in share transactions                                 (18,016,880)       85,298,772
                                                                              --------------    --------------
Net increase (decrease) in net assets                                             (6,614,216)       89,112,815

NET ASSETS:
Beginning of period                                                               98,247,283         9,134,468
                                                                              --------------    --------------
End of period                                                                 $   91,633,067    $   98,247,283
                                                                              ==============    ==============
Undistributed net investment income, at end of period                         $      821,661    $      665,116
                                                                              ==============    ==============

Change in shares:
   Subscriptions                                                                   1,353,553         8,102,596
   Issued for distributions reinvested                                                31,274             2,509
   Redemptions                                                                    (2,804,223)         (746,472)
                                                                              --------------    --------------
   Net increase (decrease)                                                        (1,419,396)        7,358,633
                                                                              --------------    --------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              CMG                                  CMG
                                                            LARGE CAP                           LARGE CAP
                                                           GROWTH FUND                         VALUE FUND
                                                --------------------------------    --------------------------------
                                                  YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                   JULY 31,          JULY 31,          JULY 31,          JULY 31,
                                                    2005             2004 (a)            2005            2004 (a)
                                                --------------    --------------    --------------    --------------
Operations:
   Net investment income                        $      430,830    $       91,165    $      917,233    $      572,398
   Net realized gain (loss) on
     investments                                     2,173,562          (998,388)        2,822,819            43,501
   Net change in unrealized
     appreciation (depreciation)
     on investments                                  2,991,580           761,570         2,693,045         2,651,806
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) from
     operations                                      5,595,972          (145,653)        6,433,097         3,267,705
Distributions declared to shareholders:
   From net investment income                         (349,571)          (25,964)         (908,008)          (82,818)
   From net realized gains                                   -                 -          (142,837)                -
                                                --------------    --------------    --------------    --------------
   Total distributions declared
     to shareholders                                  (349,571)          (25,964)       (1,050,845)          (82,818)

Share transactions:
   Subscriptions                                     4,995,496        45,852,862         2,725,323        49,285,154
   Distributions reinvested                             60,880             4,175           327,447            14,274
   Redemptions                                     (10,674,833)       (5,001,843)      (17,558,515)       (4,629,597)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) in share
     transactions                                   (5,618,457)       40,855,194       (14,505,745)       44,669,831
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                 (372,056)       40,683,577        (9,123,493)
                                                                                                          47,854,718
NET ASSETS:
Beginning of period                                 40,683,577                 -        47,854,718                 -
                                                --------------    --------------    --------------    --------------
End of period                                   $   40,311,521    $   40,683,577    $   38,731,225    $   47,854,718
                                                ==============    ==============    ==============    ==============
Undistributed net investment
   income, at end of period                     $      140,220    $       65,201    $      482,730    $      489,677
                                                ==============    ==============    ==============    ==============

Change in shares:
   Subscriptions                                       458,901         4,440,392           227,396         4,742,377
   Issued for distributions reinvested                   5,349               399            27,061
                                                                                                               1,333
   Redemptions                                        (974,348)         (471,762)       (1,480,049)         (429,448)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease)                            (510,098)        3,969,029        (1,225,592)        4,314,262
                                                --------------    --------------    --------------    --------------

(a) The Fund commenced investment operations on September 10, 2003.

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               CMG                                CMG
                                                             MID CAP                             MID CAP
                                                           GROWTH FUND                          VALUE FUND
                                                --------------------------------    --------------------------------
                                                       YEAR ENDED JULY 31,                  YEAR ENDED JULY 31,
                                                --------------------------------    --------------------------------
                                                     2005              2004              2005              2004
                                                --------------    --------------    --------------    --------------
Operations:
   Net investment income (loss)                 $      (42,193)   $      (51,797)   $      177,527    $       80,641
   Net realized gain (loss) on
     investments and foreign
     currency transactions                           1,198,457        (1,172,749)        2,034,357            75,700
   Net change in unrealized
     appreciation (depreciation)
     on investments and foreign
     currency translations                           3,842,377           146,764         2,345,276         1,512,473
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) from
     operations                                      4,998,641        (1,077,782)        4,557,160         1,668,814

Distributions declared to shareholders:
   From net investment income                                -                 -          (147,310)          (25,250)
   From net realized gains                                   -            (6,844)         (163,069)           (2,382)
                                                --------------    --------------    --------------    --------------
   Total distributions declared
     to shareholders                                         -            (6,844)         (310,379)          (27,632)

Share transactions:
   Subscriptions                                     6,916,364        20,789,926         1,333,206        21,123,853
   Distributions reinvested                                  -             2,911            93,631             4,042
   Redemptions                                      (6,317,811)       (2,585,860)       (6,390,522)       (3,425,821)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) in share
     transactions                                      598,553        18,206,977        (4,963,685)       17,702,074
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                5,597,194        17,122,351          (716,904)       19,343,256

NET ASSETS:
Beginning of period                                 19,283,514         2,161,163        21,994,199         2,650,943
                                                --------------    --------------    --------------    --------------
End of period                                   $   24,880,708    $   19,283,514    $   21,277,295    $   21,994,199
                                                ==============    ==============    ==============    ==============
Undistributed net investment
   income, at end of period                     $            -   $             -    $       86,708    $       57,377
                                                ==============    ==============    ==============    ==============
Accumulated net investment loss,
   at end of period                             $       (1,732)   $       (2,391)  $             -   $             -
                                                ==============    ==============    ==============    ==============

Change in shares:
   Subscriptions                                       523,196         1,764,371            99,662         1,773,133
   Issued for distributions reinvested                       -               241             6,769               336
   Redemptions                                        (511,129)         (216,392)         (452,689)         (273,086)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease)                              12,067         1,548,220          (346,258)        1,500,383
                                                --------------    --------------    --------------    --------------

                See Accompanying Notes to Financial Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               CMG                                CMG
                                                            SMALL CAP                           SMALL CAP
                                                           GROWTH FUND                          VALUE FUND
                                                --------------------------------    --------------------------------
                                                       YEAR ENDED JULY 31,                  YEAR ENDED JULY 31,
                                                --------------------------------    --------------------------------
                                                     2005              2004              2005              2004
                                                --------------    --------------    --------------    --------------
Operations:
   Net investment income (loss)                 $     (210,173)   $     (186,093)   $      314,346    $      282,800
   Net realized gain on investments                  2,188,414         3,236,594         3,348,725         2,739,432
   Net change in unrealized
     appreciation (depreciation)
     on investments                                  4,715,850        (1,228,396)        5,239,285         3,889,062
                                                --------------    --------------    --------------    --------------
   Net increase from operations                      6,694,091         1,822,105         8,902,356         6,911,294

Distributions declared to shareholders:
   From net investment income                                -                 -          (284,580)         (146,373)
   From net realized gains                          (2,288,048)       (1,853,636)       (2,878,862)         (557,335)
                                                --------------    --------------    --------------    --------------
   Total distributions declared
     to shareholders                                (2,288,048)       (1,853,636)       (3,163,442)         (703,708)

Share transactions:
   Subscriptions                                     7,038,718        20,340,250         4,687,869        22,163,080
   Distributions reinvested                          1,423,106         1,248,755         1,901,545           445,442
   Redemptions                                      (9,950,497)       (6,836,214)      (15,695,410)       (9,816,077)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) in share
     transactions                                   (1,488,673)       14,752,791        (9,105,996)       12,792,445
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                2,917,370        14,721,260        (3,367,082)       19,000,031
NET ASSETS:
Beginning of period                                 35,727,462        21,006,202        40,356,359        21,356,328
                                                --------------    --------------    --------------    --------------
End of period                                   $   38,644,832    $   35,727,462    $   36,989,277    $   40,356,359
                                                ==============    ==============    ==============    ==============
Undistributed net investment
   income, at end of period                    $             -   $             -    $      169,604    $      148,785
                                                ==============    ==============    ==============    ==============
Accumulated net investment loss,
   at end of period                             $       (1,969)   $         (510)  $             -   $             -
                                                ==============    ==============    ==============    ==============

Change in shares:
   Subscriptions                                       556,247         1,583,555           322,487         1,716,774
   Issued for distributions reinvested                 108,303           100,382           124,773            33,618
   Redemptions                                        (793,968)         (526,058)       (1,045,818)         (740,106)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease)                            (129,418)        1,157,879          (598,558)        1,010,286
                                                --------------    --------------    --------------    --------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               CMG                                CMG
                                                            SMALL/MID                        INTERNATIONAL
                                                            CAP FUND                           STOCK FUND
                                                --------------------------------    --------------------------------
                                                       YEAR ENDED JULY 31,                  YEAR ENDED JULY 31,
                                                --------------------------------    --------------------------------
                                                     2005              2004              2005              2004
                                                --------------    --------------    --------------    --------------
Operations:
   Net investment income (loss)                 $     (162,021)   $     (369,067)   $    2,249,362    $    1,329,857
   Net realized gain on investments,
     foreign currency transactions
     and foreign capital gains tax                  12,002,485        12,174,435        12,958,426         7,546,165
   Net change in unrealized
     appreciation (depreciation) on
     investments, foreign currency
     translations and foreign capital
     gains tax                                        (736,986)       (6,374,728)        9,070,617         3,816,938
                                                --------------    --------------    --------------    --------------
   Net increase from operations                     11,103,478         5,430,640        24,278,405        12,692,960

Distributions declared to shareholders:
   From net investment income                                -                 -        (1,284,092)         (529,435)
   From net realized gains                                   -                 -        (3,640,598)                -
                                                --------------    --------------    --------------    --------------
   Total distributions declared
     to shareholders                                         -                 -        (4,924,690)         (529,435)

Share transactions:
   Subscriptions                                     4,646,441         4,155,162        15,229,078        89,977,364
   Distributions reinvested                                  -                 -         2,823,586           330,247
   Redemptions                                     (27,656,623)      (32,850,066)      (53,513,076)       (8,707,904)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease) in share
     transactions                                  (23,010,182)      (28,694,904)      (35,460,412)       81,599,707
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets              (11,906,704)      (23,264,264)      (16,106,697)
                                                                                                          93,763,232

NET ASSETS:
Beginning of period                                 50,661,583        73,925,847       152,250,925        58,487,693
                                                --------------    --------------    --------------    --------------
End of period                                   $   38,754,879    $   50,661,583    $  136,144,228    $  152,250,925
                                                ==============    ==============    ==============    ==============
Undistributed net investment
   income, at end of period                     $            -    $            -    $    1,525,484    $      706,196
                                                ==============    ==============    ==============    ==============
Accumulated net investment loss,
   at end of period                             $       (2,107)   $         (597)   $            -    $            -
                                                ==============    ==============    ==============    ==============

Change in shares:
   Subscriptions                                       439,948           455,080         1,177,932         7,516,797
   Issued for distributions reinvested                       -                 -           209,932            27,705
   Redemptions                                      (2,842,595)       (3,586,319)       (3,998,529)         (698,471)
                                                --------------    --------------    --------------    --------------
   Net increase (decrease)                          (2,402,647)       (3,131,239)       (2,610,665)        6,846,031
                                                --------------    --------------    --------------    --------------

                See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1.  ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

               CMG Enhanced S&P 500(R) Index Fund
               CMG Large Cap Growth Fund
               CMG Large Cap Value Fund
               CMG Mid Cap Growth Fund
               CMG Mid Cap Value Fund
               CMG Small Cap Growth Fund
               CMG Small Cap Value Fund
               CMG Small/Mid Cap Fund
               CMG International Stock Fund

INVESTMENT GOALS. The CMG Enhanced S&P 500(R) Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500(R)"). The CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. The CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. The CMG Small Cap Growth Fund and CMG Small Cap Value Fund seek long-term growth by investing primarily in small capitalization equities. The CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. The CMG International Stock Fund seeks long-term capital appreciation.

FUND SHARES. Each Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAX. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.  FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, distribution reclassifications, return of capital distributions, foreign capital gains tax, foreign currency transactions and REIT dividends were identified and reclassified among the components of the Funds' net assets as follows:

                                                     UNDISTRIBUTED OR
                                                       ACCUMULATED        ACCUMULATED
                                                      NET INVESTMENT     NET REALIZED
                                                       INCOME (LOSS)      GAIN (LOSS)      PAID-IN CAPITAL
                                                     ----------------   ---------------    ---------------
CMG Enhanced S&P 500(R) Index Fund                   $        (31,613)  $        31,613    $            --
CMG Large Cap Growth Fund                                      (6,240)            6,240                 --
CMG Large Cap Value Fund                                      (16,172)           16,172                 --
CMG Mid Cap Growth Fund                                        42,852                --            (42,852)
CMG Mid Cap Value Fund                                           (886)              886                 --
CMG Small Cap Growth Fund                                     208,714          (208,713)                (1)
CMG Small Cap Value Fund                                       (8,947)            8,947                 --
CMG Small/Mid Cap Fund                                        160,511                 2           (160,513)
CMG International Stock Fund                                 (145,982)          145,982                 --

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                                                                       JULY 31, 2005
                                                                              -------------------------------
                                                                                 ORDINARY        LONG-TERM
                                                                                  INCOME*      CAPITAL GAINS
                                                                             ---------------   --------------
CMG Enhanced S&P 500(R) Index Fund                                            $    2,576,992   $       32,620
CMG Large Cap Growth Fund                                                            349,571                -
CMG Large Cap Value Fund                                                           1,050,685              160
CMG Mid Cap Growth Fund                                                                   --               --
CMG Mid Cap Value Fund                                                               303,737            6,642
CMG Small Cap Growth Fund                                                          1,856,510          431,538
CMG Small Cap Value Fund                                                           2,640,925          522,517
CMG Small/Mid Cap Fund                                                                    --               --
CMG International Stock Fund                                                       1,263,220        3,661,470

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

                                                                                       JULY 31, 2004
                                                                              -------------------------------
                                                                                 ORDINARY        LONG-TERM
                                                                                  INCOME*      CAPITAL GAINS
                                                                              --------------   --------------
CMG Enhanced S&P 500(R) Index Fund                                            $      272,776   $           --
CMG Large Cap Growth Fund                                                             25,964               --
CMG Large Cap Value Fund                                                              82,818               --
CMG Mid Cap Growth Fund                                                                6,844               --
CMG Mid Cap Value Fund                                                                27,632               --
CMG Small Cap Growth Fund                                                          1,853,636               --
CMG Small Cap Value Fund                                                             703,708               --
CMG Small/Mid Cap Fund                                                                    --               --
CMG International Stock Fund                                                         529,435               --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                       UNDISTRIBUTED     UNDISTRIBUTED           NET
                                                         ORDINARY          LONG-TERM          UNREALIZED
                                                          INCOME         CAPITAL GAINS       APPRECIATION*
                                                     ----------------   ---------------    ---------------
CMG Enhanced S&P 500(R) Index Fund                   $      2,899,982   $       996,011    $    11,442,336
CMG Large Cap Growth Fund                                     205,873         1,366,750          3,503,930
CMG Large Cap Value Fund                                    1,214,045         2,113,833          5,241,379
CMG Mid Cap Growth Fund                                            --           245,766          3,883,066
CMG Mid Cap Value Fund                                        680,720         1,363,286          3,957,564
CMG Small Cap Growth Fund                                   1,462,422           239,312          5,088,214
CMG Small Cap Value Fund                                    1,132,762         1,916,829         10,973,296
CMG Small/Mid Cap Fund                                             --           471,469          6,053,970
CMG International Stock Fund                                2,274,045        10,959,423         16,954,296

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                                                 NET
                                                        UNREALIZED         UNREALIZED        UNREALIZED
                                                       APPRECIATION       DEPRECIATION      APPRECIATION
                                                     ----------------   ---------------    ---------------
CMG Enhanced S&P 500(R) Index Fund                   $     12,920,175   $    (1,477,839)   $    11,442,336
CMG Large Cap Growth Fund                                   3,893,216          (389,286)         3,503,930
CMG Large Cap Value Fund                                    5,889,439          (648,060)         5,241,379
CMG Mid Cap Growth Fund                                     4,111,371          (228,305)         3,883,066
CMG Mid Cap Value Fund                                      4,078,763          (121,211)         3,957,552
CMG Small Cap Growth Fund                                   8,324,024        (3,235,810)         5,088,214
CMG Small Cap Value Fund                                   11,430,393          (457,097)        10,973,296
CMG Small/Mid Cap Fund                                      6,483,477          (429,507)         6,053,970
CMG International Stock Fund                               18,999,214        (2,044,918)        16,954,296

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                  YEAR OF EXPIRATION
                                                     ---------------------------------------------
                                                         2010            2011            TOTAL
                                                     -------------   -------------   -------------
CMG International Stock Fund                         $   2,719,144   $     420,427   $   3,139,571

The following capital loss carryforwards were utilized during the year ended July 31, 2005:

                                 CAPITAL LOSS
                                 CARRYFORWARD
                                   UTILIZED
                                 ------------
CMG Large Cap Growth Fund        $     67,035
CMG Mid Cap Growth Fund                49,708
CMG Small/Mid Cap Fund             11,273,642
CMG International Stock Fund        1,646,856
                                    1,646,856

NOTE 4.  FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Effective on or about September 30, 2005, Columbia Management Advisors, Inc. will undergo a name change to Columbia Management Advisors, LLC. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

                  CMG Enhanced S&P 500(R) Index Fund                    0.25%
                  CMG Large Cap Growth Fund                             0.50%
                  CMG Large Cap Value Fund                              0.50%
                  CMG Mid Cap Growth Fund                               0.70%
                  CMG Mid Cap Value Fund                                0.70%
                  CMG Small Cap Growth Fund                             0.80%
                  CMG Small Cap Value Fund                              0.80%
                  CMG Small/Mid Cap Fund                                0.75%
                  CMG International Stock Fund                          0.75%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are included in the unified fee.

Effective on or about September 30, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc.

EXPENSE LIMITS AND FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

                  CMG Enhanced S&P 500(R) Index Fund                    0.25%
                  CMG Large Cap Growth Fund                             0.50%

                  CMG Large Cap Value Fund                              0.50%
                  CMG Mid Cap Growth Fund                               0.70%
                  CMG Mid Cap Value Fund                                0.70%
                  CMG Small Cap Growth Fund                             0.80%
                  CMG Small Cap Value Fund                              0.80%
                  CMG Small/Mid Cap Fund                                0.75%
                  CMG International Stock Fund                          0.75%

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5.  PORTFOLIO INFORMATION:

For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                                                 PURCHASES          SALES
                                                                              --------------    --------------
CMG Enhanced S&P 500(R) Index Fund                                            $   48,278,747    $   67,042,356
CMG Large Cap Growth Fund                                                         46,391,689        53,277,965
CMG Large Cap Value Fund                                                          20,495,677        34,656,393
CMG Mid Cap Growth Fund                                                           29,140,525        27,787,781
CMG Mid Cap Value Fund                                                            13,122,670        17,404,169
CMG Small Cap Growth Fund                                                         17,448,196        21,481,586
CMG Small Cap Value Fund                                                          16,498,460        28,239,806
CMG Small/Mid Cap Fund                                                            72,552,788        94,140,237
CMG International Stock Fund                                                     100,728,063       137,140,368

NOTE 6.    OTHER RELATED PARTY TRANSACTIONS:

During the year ended July 31, 2005, the CMG Small Cap Growth Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $330.

NOTE 7.    LINE OF CREDIT:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in the unified fee.

For the year ended July 31, 2005, the Funds did not borrow under this arrangement.

NOTE 8.    SHARES OF BENEFICIAL INTEREST:

As of July 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

                                                                NUMBER OF         % OF SHARES
                                                               SHAREHOLDERS     OUTSTANDING HELD
                                                             ----------------   ----------------
CMG Enhanced S&P 500(R) Index Fund                                   1               100.0%
CMG Large Cap Growth Fund                                            1               100.0%
CMG Large Cap Value Fund                                             1               100.0%
CMG Mid Cap Growth Fund                                              1               100.0%
CMG Mid Cap Value Fund                                               1               100.0%
CMG Small Cap Growth Fund                                            1                97.4%
CMG Small Cap Value Fund                                             1                97.2%
CMG International Stock Fund                                         1                91.2%

As of July 31, 2005, two of the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                                NUMBER OF         % OF SHARES
                                                               SHAREHOLDERS     OUTSTANDING HELD
                                                             ----------------   ----------------
CMG Small/Mid Cap Fund                                               8               89.3%
CMG International Stock Fund                                         1                5.6%

NOTE 9.  OTHER

During the year ended July 31, 2005 the CMG Large Cap Value Fund experienced a loss of $1,054 due to a violation of borrowing limitations. The CMG Large Cap Value Fund is in the process of being reimbursed by Columbia.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended July 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

                  CMG Enhanced S&P 500(R) Index Fund                  $  1,828
                  CMG Large Cap Growth Fund                                720
                  CMG Large Cap Value Fund                                 839
                  CMG Mid Cap Growth Fund                                  369
                  CMG Mid Cap Value Fund                                   419
                  CMG Small Cap Growth Fund                                672
                  CMG Small Cap Value Fund                                 748
                  CMG Small/Mid Cap Fund                                   802
                  CMG International Stock Fund                           2,779

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG ENHANCED S&P 500(R) Index Fund, CMG LARGE CAP GROWTH FUND, CMG LARGE CAP VALUE FUND, CMG MID CAP GROWTH FUND, CMG MID CAP VALUE FUND, CMG SMALL CAP GROWTH FUND, CMG SMALL CAP VALUE FUND, CMG SMALL/MID CAP FUND AND CMG INTERNATIONAL STOCK FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500(R) Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (the "Funds") (each a series of CMG Fund Trust), at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2005

                             Unaudited Information

FEDERAL INCOME TAX INFORMATION

CMG ENHANCED S&P 500(R) Index Fund

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $1,004,277.

48.71% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 54.80%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

CMG LARGE CAP GROWTH FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $1,366,750.

100.00% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

CMG LARGE CAP VALUE FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $2,113,833.

78.11% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 83.03%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

CMG MID CAP GROWTH FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $245,766.

CMG MID CAP VALUE FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $1,363,973.

66.23% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 66.75%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

CMG SMALL CAP GROWTH FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $406,725.

CMG SMALL CAP VALUE FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $2,159,155.

18.21% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 18.05%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

CMG SMALL/MID CAP FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $471,469.

CMG INTERNATIONAL STOCK FUND

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $10,959,423.

Foreign taxes paid during the fiscal year ended July 31, 2005, amounting to $360,171 ($0.04 per share) are expected to be passed through to shareholders as 100.00% allowable foreign tax credits on your 2005 1099-Div Form.

Gross income derived from sources within foreign countries amounted to $3,302,177 ($0.33 per share) for the fiscal year ended July 31, 2005.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

                                    Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                             PRINCIPAL OCCUPATION(S)
                                                                 DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST        COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
           ELECTED OR APPOINTED TO OFFICE(1)                                OTHER DIRECTORSHIPS HELD
------------------------------------------------------   ---------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 49)                               Executive Vice President-Strategy of United Airlines (airline)
P.O. Box 66100                                           since December, 2002 (formerly President of UAL Loyalty
Chicago, IL 60666                                        Services (airline) from September, 2001 to December, 2002;
Trustee (since 1996)                                     Executive Vice President and Chief Financial Officer of United
                                                         Airlines from July, 1999 to September, 2001; Senior Vice
                                                         President-Finance from March, 1993 to July, 1999). Oversees
                                                         101, Nash Finch Company (food distributor)

Janet Langford Kelly (age 47)                            Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                                  Adjunct Professor of Law, Northwestern University, since
Richland, MI 49083-8530                                  September, 2004 (formerly Chief Administrative Officer and
Trustee (since 1996)                                     Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice
                                                         President-Corporate Development and Administration, General
                                                         Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President,
                                                         Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                                         September, 1999). Oversees 101, None

Richard W. Lowry (age 69)                                Private Investor since August, 1987 (formerly Chairman and
10701 Charleston Drive                                   Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963                                     products manufacturer)). Oversees 103(3), None
Trustee (since 1995)

Charles R. Nelson (age 62)                               Professor of Economics, University of Washington, since
Department of Economics                                  January, 1976; Ford and Louisa Van Voorhis Professor of
University of Washington                                 Political Economy, University of Washington, since September,
Seattle, WA 98195                                        1993 (formerly Director, Institute for Economic Research,
Trustee (since 1981)                                     University of Washington from September, 2001 to June, 2003)
                                                         Adjunct Professor of Statistics, University of Washington,
                                                         since September, 1980; Associate Editor, Journal of Money
                                                         Credit and Banking, since September, 1993; consultant on
                                                         econometric and statistical matters. Oversees 101, None

John J. Neuhauser (age 63)                               Academic Vice President and Dean of Faculties since August,
84 College Road                                          1999, Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838                             Management from September, 1977 to August, 1999). Oversees
Trustee (since 1985)                                     1033, Saucony, Inc. (athletic footwear)

Patrick J. Simpson (age 61)                              Partner, Perkins Coie L.L.P. (law firm). Oversees 101, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                             PRINCIPAL OCCUPATION(S)
                                                                 DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST        COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
           ELECTED OR APPOINTED TO OFFICE(1)                                OTHER DIRECTORSHIPS HELD
------------------------------------------------------   ---------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 69)                               Business Consultant since 1999 (formerly Professor of Finance
2208 Tawny Woods Place                                   from 1975 to 1999, College of Business, Boise State
Boise, ID 83706                                          University); Chartered Financial Analyst. Oversees 101, None
Trustee (since 1998)

Thomas C. Theobald (age 68)                              Partner and Senior Advisor, Chicago Growth Partners (private
8 Sound Shore Drive,                                     equity investing) since September, 2004 (formerly Managing
Suite 285                                                Director, William Blair Capital Partners (private equity
Greenwich, CT 06830                                      investing) from September, 1994 to September, 2004). Oversees
Trustee and Chairman of the Board(4) (since 1996)        101, Anixter International  (network support equipment
                                                         distributor); Ventas, Inc. (real estate investment trust);
                                                         Jones Lang LaSalle (real estate management services)
                                                         and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 59)                               Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                                   Industry, IBM Corporation (computer and technology) from 1994
Hopkinton, NH 03229                                      to 1997). Oversees 101, Chairman of the Board of Directors,
Trustee (since 1998)                                     Enesco Group, Inc. (designer, importer and distributor of
                                                         giftware and collectibles)

Richard L. Woolworth (age 64)                            Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street #1500                             Executive Officer, The Regence Group (regional health insurer);
Portland, OR 97207                                       Chairman and Chief Executive Officer, BlueCross BlueShield of
Trustee (since 1991)                                     Oregon; Certified Public Accountant, Arthur Young & Company).
                                                         Oversees 101, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

William E. Mayer(2) (age 65)                             Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                          February, 1999 (formerly Partner, Development Capital LLC from
Suite 3204                                               November 1996 to February, 1999). Oversees 103(3), Lee
New York, NY 10022                                       Enterprises (print media), WR Hambrecht + Co. (financial
Trustee (since 1994)                                     service provider); Reader's Digest (publishing); OPENFIELD
                                                         Solutions (retail industry technology provider)

----------

  (1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR
      Hambrecht + Co.

  (3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
        COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                 APPOINTED TO OFFICE                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------   ---------------------------------------------------------------
Christopher L. Wilson (Age 48)                           Head of Mutual Funds since August, 2004 and Senior Vice
One Financial Center                                     President of the Advisor since January, 2005; President of the
Boston, MA 02111                                         Columbia Funds, Liberty Funds and Stein Roe Funds since
President (since 2004)                                   October, 2004; President and Chief Executive Officer of the
                                                         Nations Funds since January, 2005; President of the Galaxy
                                                         Funds since April 2005; Director of Bank of America Global
                                                         Liquidity Funds, plc since May 2005; Director of Banc of
                                                         America Capital Management (Ireland), Limited since May 2005;
                                                         Senior Vice President of BACAP Distributors LLC since January,
                                                         2005; Director of FIM Funding, Inc. since January, 2005; Senior
                                                         Vice President of Columbia Funds Distributor, Inc. since
                                                         January, 2005; Director of Columbia Funds Services, Inc. since
                                                         January, 2005 (formerly President and Chief Executive Officer,
                                                         CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 41)                            Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                     Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                         December, 2000; Vice President of the Advisor since April, 2003
Treasurer (since 2000)                                   (formerly President of the Columbia Funds, Liberty Funds and
                                                         Stein Roe Funds from February, 2004 to October, 2004; Chief
                                                         Accounting Officer and Controller of the Liberty Funds and
                                                         All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from
                                                         February, 2004 to December, 2004 of the Columbia Management
                                                         Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                         Management Associates, Inc. from February, 1998 to October,
                                                         2000).

Mary Joan Hoene (Age 54)                                 Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                                      Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005                                       Funds since August, 2004 (formerly Partner, Carter, Ledyard &
Senior Vice President and                                Milburn LLP from January, 2001 to August, 2004; Counsel,
Chief Compliance Officer (since 2004)                    Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                                         2000; Vice President and Counsel, Equitable Life Assurance
                                                         Society of the United States from April, 1998 to November,
                                                         1999).

Michael G. Clarke (Age 35)                               Chief Accounting Officer of the Columbia Funds, Liberty Funds,
One Financial Center                                     Stein Roe Funds and All-Star Funds since October, 2004
Boston, MA 02111                                         (formerly Controller of the Columbia Funds, Liberty Funds,
Chief Accounting Officer (since 2004)                    Stein Roe Funds and All-Star Funds from May, 2004 to October,
                                                         2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                         President, Product Strategy & Development of the Liberty Funds
                                                         and Stein Roe Funds from February, 2001 to June, 2002;
                                                         Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                         the All-Star Funds from August, 1999 to February, 2001; Audit
                                                         Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)                              Controller of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                     Funds and All-Star Funds since October, 2004 (formerly Vice
Boston, MA 02111                                         President of CDC IXIS Asset Management Services, Inc. and
Controller (since 2004)                                  Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds
                                                         from February, 2003 to September, 2004; Assistant Vice
                                                         President of CDC IXIS Asset Management Services, Inc. and
                                                         Assistant Treasurer of the CDC Nvest Funds from August, 2000 to
                                                         February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 46)                              Secretary of the Columbia Funds, Liberty Funds and Stein Roe
One Financial Center                                     Funds since December, 2004 (formerly Of Counsel, Bingham
Boston, MA 02111                                         McCutchen from April, 2001 to September, 2004; Executive
Secretary (since 2004)                                   Director and General Counsel, Massachusetts Pension Reserves
                                                         Investment Management Board from September, 1997 to March,
                                                         2001).

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                        COLUMBIA MANAGEMENT ADVISORS, LLC
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                              ONE INTERNATIONAL PLACE
                              BOSTON, MA 02110-2624


                               - TRANSFER AGENT -
                       COLUMBIA MANAGEMENT SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                              SHC-42/89632-0805 (09/05) 05/7658


A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA MANAGEMENT DISTRIBUTORS, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

[COLUMBIA MANAGEMENT(R) LOGO]

                               CMG SMALL CAP FUND
                          A PORTFOLIO OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2005

                                                                MAY LOSE VALUE
                                                     NOT FDIC  -----------------
                                                      INSURED  NO BANK GUARANTEE

Advised by Columbia Management Advisors, Inc.

Columbia Management is the primary investment management division of Banc of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Fund returned 29.59% for the 12-month period ended July 31, 2005. The fund outperformed the Russell 2000(1) Growth Index and the Russell 2000(1) Index, which returned 22.58% and 24.78%, respectively, for the same period. The fund also surpassed the Lipper Small Cap Growth Funds Category average, which was 22.12% for the period.(2) Strong stock selection in the information technology, industrials and health care sectors drove the fund's outperformance.

Last summer, we restructured the information technology portion of the portfolio to eliminate commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. We believe these changes helped to lead the strong performance throughout the period, led by communication-related stocks Ixia and F5 Networks (1.3% and 1.0% of net assets, respectively). SiRF Technology Holdings, a supplier of chipsets for global positioning systems for consumer and business applications, performed well (1.7% of net assets). CACI International advanced on steady demand for systems integration services geared to the government marketplace (1.7% of net assets). Finally, Macromedia (0.9% of net assets) appreciated on news that it is being acquired.

The fund's holdings in the industrials sector outperformed the index, gaining 45% in the reporting period. United Defense Industries' stock price rocketed on news of its acquisition by BAE Systems, and the stock was sold from the portfolio. Joy Global reported significantly higher- than-expected earnings driven by a long-term replacement cycle for mining equipment (1.1% of net assets). URS experienced strength in the commercial and government sectors it provides with engineering design services (1.4% of net assets). Finally, Wabtec benefited from an upturn in demand for rail cars, and BE Aerospace experienced increased demand for airline interiors due to a rebound in the global airline market (1.7% and 1.3% of net assets, respectively).

Despite some difficulties in early 2005, the health care sector was a top contributor in the period and the fund's holdings outperformed health care stocks in the index. DaVita (1.4% of net assets) and Renal Care Group, both dialysis service providers, benefited from consolidation in the industry. Investors reacted positively to news that DaVita would acquire Gambro's US dialysis operations and Renal Care Group was acquired. Another beneficiary of consolidation was Accredo Health which agreed to be acquired. The fund did experience some disappointments in pharmaceutical stocks. For instance, Connetics struggled as the FDA denied approval to one of its pipeline drugs. We eventually liquidated the fund's position since the company's risk profile had increased beyond our comfort level.

Although the energy and consumer discretionary sectors made solid contributions to the fund's return, the fund's holdings underperformed their counterparts in the index. In energy, stock selection hurt relative performance. In the consumer discretionary sector, a lack of exposure to casino gaming operators and housing stocks hurt relative performance. Stock selection in the materials sector also held back results. One disappointment was OM Group, a cobalt refiner that has benefited from strength in the battery market (1.1% of net assets). While the stock struggled during the period, we remain patient since we believe that its long-term prospects are favorable.

In general, we believe that the economy is growing at a healthy rate and the portfolio is positioned accordingly. We are bullish longer term on energy. Earnings are currently very strong in the materials and industrials sectors, but we are watchful for signs of decelerating growth. At the margin, we have taken profits from the most cyclical parts of the portfolio and redeployed these assets into more traditional growth segments. We believe the Federal Reserve Board is reaching the latter innings of increasing the fed fund rate, and expect that traditional growth stocks -- many of which may be found in the health care, information technology and consumer discretionary sectors -- should do quite well. In addition, value stocks have been in favor for the past five years, and we believe many growth names are reasonably priced by comparison.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Salix Pharmaceuticals                          1.9
     Corporate Executive Board                      1.8
     SiRF Technology Holdings                       1.7
     Affiliated Managers Group                      1.7
     Wabtec                                         1.7
     CACI International                             1.7
     HealthExtras                                   1.5
     Tempur-Pedic International                     1.5
     URS                                            1.4
     DaVita                                         1.4

We appreciate your continued confidence in the CMG Small Cap Fund.

Kenneth A. Korngiebel has managed the CMG Small Cap Fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel


Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

(1) The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is also an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                               INCEPTION    1-YEAR  5-YEAR   10-YEAR
CMG Small Cap Fund                             08/30/89     29.59     1.48    11.97
Russell 2000 Index                                          24.78     7.71     9.96
Russell 2000 Growth Index                                   22.58    -1.46     5.08

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                               INCEPTION    1-YEAR  5-YEAR   10-YEAR
CMG Small Cap Fund                             08/30/89     11.49    -1.36    12.00
Russell 2000 Index                                           9.45     5.71     9.90
Russell 2000 Growth Index                                    4.29    -4.51     5.16

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1995 TO JULY 31, 2005

                       CMG SMALL CAP FUND     RUSSELL 2000 INDEX     RUSSELL 2000 GROWTH INDEX
    8/1/95                      $  10,000              $  10,000                     $  10,000
   8/31/95                      $  10,143              $  10,207                     $  10,123
   9/30/95                      $  10,495              $  10,390                     $  10,332
  10/31/95                      $  10,276              $   9,925                     $   9,823
  11/30/95                      $  10,846              $  10,342                     $  10,256
  12/31/95                      $  11,290              $  10,615                     $  10,484
   1/31/96                      $  11,284              $  10,604                     $  10,397
   2/29/96                      $  11,802              $  10,934                     $  10,871
   3/31/96                      $  11,991              $  11,157                     $  11,086
   4/30/96                      $  13,136              $  11,754                     $  11,938
   5/31/96                      $  13,937              $  12,217                     $  12,550
   6/30/96                      $  13,092              $  11,715                     $  11,735
   7/31/96                      $  11,982              $  10,693                     $  10,302
   8/31/96                      $  12,841              $  11,314                     $  11,064
   9/30/96                      $  13,637              $  11,756                     $  11,634
  10/31/96                      $  13,388              $  11,575                     $  11,132
  11/30/96                      $  13,720              $  12,052                     $  11,442
  12/31/96                      $  13,753              $  12,368                     $  11,665
   1/31/97                      $  14,317              $  12,615                     $  11,957
   2/28/97                      $  13,535              $  12,310                     $  11,235
   3/31/97                      $  12,621              $  11,729                     $  10,441
   4/30/97                      $  12,688              $  11,762                     $  10,320
   5/31/97                      $  14,095              $  13,070                     $  11,871
   6/30/97                      $  14,800              $  13,630                     $  12,274
   7/31/97                      $  15,929              $  14,264                     $  12,902
   8/31/97                      $  16,595              $  14,591                     $  13,289
   9/30/97                      $  17,961              $  15,659                     $  14,350
  10/31/97                      $  16,998              $  14,971                     $  13,487
  11/30/97                      $  16,604              $  14,874                     $  13,166
  12/31/97                      $  16,767              $  15,134                     $  13,174
   1/31/98                      $  16,120              $  14,895                     $  12,999
   2/28/98                      $  17,201              $  15,996                     $  14,147
   3/31/98                      $  18,507              $  16,655                     $  14,740
   4/30/98                      $  18,660              $  16,747                     $  14,830
   5/31/98                      $  17,085              $  15,844                     $  13,751
   6/30/98                      $  17,463              $  15,877                     $  13,892
   7/31/98                      $  16,723              $  14,591                     $  12,732
   8/31/98                      $  12,913              $  11,758                     $   9,793
   9/30/98                      $  13,944              $  12,678                     $  10,786
  10/31/98                      $  14,193              $  13,195                     $  11,349
  11/30/98                      $  15,016              $  13,887                     $  12,230
  12/31/98                      $  16,589              $  14,746                     $  13,337
   1/31/99                      $  16,411              $  14,943                     $  13,937
   2/28/99                      $  14,576              $  13,732                     $  12,662
   3/31/99                      $  14,865              $  13,946                     $  13,113
   4/30/99                      $  15,347              $  15,196                     $  14,270
   5/31/99                      $  15,697              $  15,418                     $  14,293
   6/30/99                      $  17,161              $  16,115                     $  15,046
   7/31/99                      $  17,614              $  15,673                     $  14,582
   8/31/99                      $  17,214              $  15,093                     $  14,036
   9/30/99                      $  17,521              $  15,096                     $  14,307
  10/31/99                      $  19,406              $  15,158                     $  14,673
  11/30/99                      $  22,105              $  16,063                     $  16,224
  12/31/99                      $  26,546              $  17,882                     $  19,085
 1/31/2000                      $  26,716              $  17,594                     $  18,907
 2/29/2000                      $  33,978              $  20,498                     $  23,307
 3/31/2000                      $  32,826              $  19,148                     $  20,857
 4/30/2000                      $  28,798              $  17,995                     $  18,751
 5/31/2000                      $  27,335              $  16,946                     $  17,108
 6/30/2000                      $  31,348              $  18,423                     $  19,319
 7/31/2000                      $  28,768              $  17,830                     $  17,663
 8/31/2000                      $  32,142              $  19,191                     $  19,521
 9/30/2000                      $  30,728              $  18,626                     $  18,551
10/31/2000                      $  29,204              $  17,796                     $  17,045
11/30/2000                      $  25,644              $  15,968                     $  13,949
12/31/2000                      $  27,613              $  17,340                     $  14,803
 1/31/2001                      $  27,992              $  18,243                     $  16,000
 2/28/2001                      $  24,929              $  17,046                     $  13,807
 3/31/2001                      $  22,903              $  16,213                     $  12,552
 4/30/2001                      $  25,495              $  17,481                     $  14,088
 5/31/2001                      $  25,684              $  17,911                     $  14,415
 6/30/2001                      $  26,249              $  18,529                     $  14,808
 7/31/2001                      $  24,881              $  17,526                     $  13,545
 8/31/2001                      $  23,043              $  16,960                     $  12,699
 9/30/2001                      $  19,413              $  14,677                     $  10,649
10/31/2001                      $  20,780              $  15,536                     $  11,674
11/30/2001                      $  22,241              $  16,738                     $  12,648
12/31/2001                      $  23,802              $  17,771                     $  13,436
 1/31/2002                      $  23,048              $  17,586                     $  12,958
 2/28/2002                      $  21,776              $  17,104                     $  12,120
 3/31/2002                      $  23,285              $  18,478                     $  13,173
 4/30/2002                      $  22,530              $  18,646                     $  12,888
 5/31/2002                      $  21,681              $  17,818                     $  12,134
 6/30/2002                      $  20,267              $  16,934                     $  11,105
 7/31/2002                      $  17,391              $  14,377                     $   9,398
 8/31/2002                      $  17,769              $  14,341                     $   9,394
 9/30/2002                      $  16,967              $  13,312                     $   8,716
10/31/2002                      $  17,296              $  13,739                     $   9,157
11/30/2002                      $  18,333              $  14,965                     $  10,064
12/31/2002                      $  17,390              $  14,131                     $   9,370
 1/31/2003                      $  17,343              $  13,740                     $   9,115
 2/28/2003                      $  17,107              $  13,325                     $   8,871
 3/31/2003                      $  17,438              $  13,497                     $   9,005
 4/30/2003                      $  18,805              $  14,776                     $   9,857
 5/31/2003                      $  20,501              $  16,361                     $  10,968
 6/30/2003                      $  21,020              $  16,658                     $  11,180
 7/31/2003                      $  21,774              $  17,700                     $  12,025
 8/31/2003                      $  23,046              $  18,511                     $  12,671
 9/30/2003                      $  22,387              $  18,169                     $  12,350
10/31/2003                      $  24,601              $  19,695                     $  13,417
11/30/2003                      $  25,167              $  20,394                     $  13,855
12/31/2003                      $  25,119              $  20,808                     $  13,917
 1/31/2004                      $  26,674              $  21,711                     $  14,648
 2/29/2004                      $  26,580              $  21,906                     $  14,626
 3/31/2004                      $  26,298              $  22,110                     $  14,694
 4/30/2004                      $  24,978              $  20,982                     $  13,957
 5/31/2004                      $  25,450              $  21,316                     $  14,234
 6/30/2004                      $  26,252              $  22,213                     $  14,708
 7/31/2004                      $  23,895              $  20,719                     $  13,388
 8/31/2004                      $  22,953              $  20,613                     $  13,100
 9/30/2004                      $  24,367              $  21,580                     $  13,824
10/31/2004                      $  25,074              $  22,005                     $  14,160
11/30/2004                      $  26,628              $  23,913                     $  15,357
12/31/2004                      $  27,805              $  24,620                     $  15,908
 1/31/2005                      $  26,437              $  23,594                     $  15,192
 2/28/2005                      $  27,238              $  23,992                     $  15,400
 3/31/2005                      $  26,721              $  23,306                     $  14,823
 4/30/2005                      $  25,024              $  21,971                     $  13,880
 5/31/2005                      $  27,381              $  23,410                     $  14,859
 6/30/2005                      $  29,265              $  24,313                     $  15,338
 7/31/2005                      $  30,971              $  25,854                     $  16,414

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG SMALL CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

       ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID
    BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)      DURING THE PERIOD ($)      FUND'S ANNUALIZED
      ACTUAL    HYPOTHETICAL         ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL       EXPENSE RATIO (%)
     1,000.00     1,000.00          1,171.08     1,020.38        4.79        4.46                 0.89

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                            PERIOD
                                                YEAR ENDED JULY 31,          ENDED            YEAR ENDED OCTOBER 31,
                                             -------------------------      JULY 31,      ---------------------------------------
                                                2005           2004          2003(a)         2002           2001          2000
                                             ----------     ----------     ----------     ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     5.07     $     4.62     $     3.67     $     4.41     $    18.78    $    13.59
                                             ----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                             (0.03)(b)      (0.03)(b)      (0.02)(b)      (0.02)(b)      (0.01)        (0.09)
  Net realized and unrealized gain
    (loss) on investments                          1.53           0.48           0.97          (0.72)         (2.18)         6.80
                                             ----------     ----------     ----------     ----------     ----------    ----------
      Total from investment operations             1.50           0.45           0.95          (0.74)         (2.19)         6.71
                                             ----------     ----------     ----------     ----------     ----------    ----------

LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
  From net realized gains                             -              -              -              -(c)      (12.18)        (1.52)
                                             ----------     ----------     ----------     ----------     ----------    ----------

NET ASSET VALUE, END OF PERIOD               $     6.57     $     5.07     $     4.62     $     3.67     $     4.41    $    18.78
                                             ==========     ==========     ==========     ==========     ==========    ==========

Total return (d)                                  29.59%          9.74%         25.89%(e)     (16.76)%       (28.84)%       50.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   30,317     $  292,028     $  293,924     $  227,874     $  283,521    $  258,480
Ratio of net expenses to average net
  assets (f)                                       0.85%          0.79%          0.81%(g)       0.79%          0.82%         0.79%
Ratio of net investment loss to
  average net assets (f)                          (0.61)%        (0.62)%        (0.55)%(g)     (0.49)%        (0.22)%       (0.39)%
Portfolio turnover rate                             119%           123%            89%(e)        120%           160%          163%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (97.6%)
Consumer Discretionary (12.9%)
  Diversified Consumer Services (0.9%)
    Education Management Corp. (a)                                       7,792   $       270,772
                                                                                 ---------------

  Hotels, Restaurants & Leisure (5.3%)
    Applebee's International, Inc.                                       8,090           214,466
    Buffalo Wild Wings, Inc. (a)                                         2,420            79,303
    Cheesecake Factory, Inc. (a)                                         4,610           164,854
    Cosi, Inc. (a)                                                       9,090            76,992
    P.F. Chang's China Bistro, Inc. (a)                                  5,750           327,693
    RARE Hospitality International, Inc. (a)                            11,390           354,912
    Scientific Games Corp., Class A (a)                                 14,210           389,070
                                                                                 ---------------
                                                                                       1,607,290
                                                                                 ---------------

  Household Durables (1.5%)
    Tempur-Pedic International, Inc. (a)                                26,250           451,762
                                                                                 ---------------

  Internet & Catalog Retail (1.0%)
    Blue Nile, Inc. (a)                                                  3,690           122,729
    Netflix, Inc. (a)                                                    5,010            92,986
    Provide Commerce, Inc. (a)                                           3,710            87,742
                                                                                 ---------------
                                                                                         303,457
                                                                                 ---------------

  Leisure Equipment & Products (1.1%)
    Marvel Enterprises, Inc. (a)                                         8,830           171,213
    SCP Pool Corp.                                                       4,920           179,285
                                                                                 ---------------
                                                                                         350,498
                                                                                 ---------------

  Media (1.2%)
    Getty Images, Inc. (a)                                               3,040           245,480
    Radio One, Inc., Class D (a)                                         8,260           109,115
                                                                                 ---------------
                                                                                         354,595
                                                                                 ---------------

  Specialty Retail (1.9%)
    Aeropostale, Inc. (a)                                                3,980           118,803
    Children's Place Retail Stores, Inc. (a)                             3,140           143,498
    Maidenform Brands, Inc. (a)                                          3,200            58,400
    PETCO Animal Supplies, Inc. (a)                                      8,890           247,764
                                                                                 ---------------
                                                                                         568,465
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (continued)
Consumer Staples (1.9%)
  Food Products (0.9%)
    Corn Products International, Inc.                                   11,980   $       288,358
                                                                                 ---------------

  Household Products (0.4%)
    Central Garden & Pet Co. (a)                                         2,440           122,415
                                                                                 ---------------

  Personal Products (0.6%)
    Elizabeth Arden, Inc. (a)                                            7,380           177,784
                                                                                 ---------------

Energy (7.1%)
  Energy Equipment & Services (3.7%)
    Atwood Oceanics, Inc. (a)                                            4,150           282,905
    Cal Dive International, Inc. (a)                                     3,167           187,550
    Core Laboratories NV (a)                                             5,580           179,676
    FMC Technologies, Inc. (a)                                           5,330           193,213
    Grey Wolf, Inc. (a)                                                 37,400           286,858
                                                                                 ---------------
                                                                                       1,130,202
                                                                                 ---------------

  Oil, Gas & Consumable Fuels (3.4%)
    Arch Coal, Inc.                                                      4,353           247,773
    Carrizo Oil & Gas, Inc. (a)                                          8,150           163,815
    Cheniere Energy, Inc. (a)                                            7,630           259,343
    KFx, Inc. (a)                                                        7,760           134,015
    Southwestern Energy Co. (a)                                          3,600           198,396
    Warren Resources, Inc. (a)                                           2,610            28,397
                                                                                 ---------------
                                                                                       1,031,739
                                                                                 ---------------

Financials (5.7%)
  Capital Markets (1.7%)
    Affiliated Managers Group, Inc. (a)                                  7,100           506,230
                                                                                 ---------------

  Commercial Banks (1.5%)
    Signature Bank (a)                                                   6,790           203,904
    UCBH Holdings, Inc.                                                 12,220           223,259
    Umpqua Holdings Corp.                                                1,210            30,165
                                                                                 ---------------
                                                                                         457,328
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (continued)
  Consumer Finance (0.6%)
    First Cash Financial Services, Inc. (a)                              7,170   $       171,005
                                                                                 ---------------

  Insurance (1.4%)
    Allmerica Financial Corp. (a)                                        3,220           125,580
    ProAssurance Corp. (a)                                               7,130           306,305
                                                                                 ---------------
                                                                                         431,885
                                                                                 ---------------

  Thrifts & Mortgage Finance (0.5%)
    Sterling Financial Corp. (a)                                         4,200           163,926
                                                                                 ---------------

Health Care (21.0%)
  Biotechnology (4.6%)
    Alexion Pharmaceuticals, Inc. (a)                                    5,110           133,064
    Alkermes, Inc. (a)                                                   6,480           100,440
    CV Therapeutics, Inc. (a)                                            4,590           129,300
    Digene Corp. (a)                                                     9,130           265,592
    Nabi Biopharmaceuticals (a)                                         13,850           207,612
    Neurocrine Biosciences, Inc. (a)                                     3,000           148,740
    Rigel Pharmaceuticals, Inc. (a)                                      9,740           210,822
    United Therapeutics Corp. (a)                                        3,500           186,725
                                                                                 ---------------
                                                                                       1,382,295
                                                                                 ---------------

  Health Care Equipment & Supplies (4.2%)
    ArthroCare Corp. (a)                                                 7,430           271,715
    Haemonetics Corp. (a)                                                2,840           119,933
    Kyphon, Inc. (a)                                                     5,832           237,013
    Nektar Therapeutics (a)                                              9,420           176,719
    Possis Medical, Inc. (a)                                            11,660           136,422
    ResMed, Inc. (a)                                                     4,892           327,764
                                                                                 ---------------
                                                                                       1,269,566
                                                                                 ---------------

  Health Care Providers & Services (8.7%)
    AmSurg Corp. (a)                                                     5,180           145,092
    Cerner Corp. (a)                                                     3,690           278,300
    Chemed Corp.                                                         2,290            98,470
    DaVita, Inc. (a)                                                     8,839           417,554
    HealthExtras, Inc. (a)                                              22,890           455,282
    ICON PLC, ADR (a)                                                   10,360           405,594
    IDX Systems Corp. (a)                                                6,860           219,520
    LHC Group, Inc. (a)                                                 10,230           179,844
    Matria Healthcare, Inc. (a)                                          2,560            90,470
    United Surgical Partners International, Inc. (a)                     9,735           350,557
                                                                                 ---------------
                                                                                       2,640,683
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (continued)
  Pharmaceuticals (3.5%)
    Adams Respiratory Therapeutics, Inc. (a)                             1,800   $        53,100
    MGI Pharma, Inc. (a)                                                 9,670           263,991
    NitroMed, Inc. (a)                                                   7,770           180,575
    Salix Pharmaceuticals Ltd. (a)                                      30,115           581,220
                                                                                 ---------------
                                                                                       1,078,886
                                                                                 ---------------

Industrials (17.1%)
  Aerospace & Defense (2.5%)
    Armor Holdings, Inc. (a)                                             3,670           150,030
    BE Aerospace, Inc. (a)                                              21,630           379,174
    Engineered Support Systems, Inc.                                     6,040           223,359
                                                                                 ---------------
                                                                                         752,563
                                                                                 ---------------

  Air Freight & Logistics (0.5%)
    UTI Worldwide, Inc.                                                  1,860           132,730
                                                                                 ---------------

  Commercial Services & Supplies (4.4%)
    Corporate Executive Board Co.                                        6,663           537,571
    Huron Consulting Group, Inc. (a)                                     9,840           273,552
    Kenexa Corp. (a)                                                    13,540           172,364
    Resources Connection, Inc. (a)                                      11,970           359,100
                                                                                 ---------------
                                                                                       1,342,587
                                                                                 ---------------

  Construction & Engineering (1.8%)
    Dycom Industries, Inc. (a)                                           5,260           128,344
    URS Corp. (a)                                                       11,280           422,436
                                                                                 ---------------
                                                                                         550,780
                                                                                 ---------------

  Electrical Equipment (0.4%)
    Roper Industries, Inc.                                               1,710           131,243
                                                                                 ---------------

  Industrial Conglomerates (0.5%)
    Raven Industries, Inc.                                               5,070           133,949
                                                                                 ---------------

  Machinery (5.9%)
    ESCO Technologies, Inc. (a)                                          1,470           161,141
    IDEX Corp.                                                           5,650           246,792
    Joy Global, Inc.                                                     8,380           344,167
    Kennametal, Inc.                                                     3,050           144,966
    Terex Corp. (a)                                                      7,940           384,455
    Wabtec Corp.                                                        20,640           504,235
                                                                                 ---------------
                                                                                       1,785,756
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (continued)
  Marine (0.4%)
    Dryships, Inc.                                                       8,990   $       128,557
                                                                                 ---------------

  Road & Rail (0.7%)
    Landstar System, Inc.                                                6,350           211,582
                                                                                 ---------------

Information Technology (26.9%)
  Communications Equipment (5.0%)
    F5 Networks, Inc. (a)                                                7,320           308,758
    Ixia (a)                                                            20,360           401,906
    Packeteer, Inc. (a)                                                 22,930           277,682
    SiRF Technology Holdings, Inc. (a)                                  24,240           529,644
                                                                                 ---------------
                                                                                       1,517,990
                                                                                 ---------------

  Computers & Peripherals (1.3%)
    Komag, Inc. (a)                                                      5,500           195,140
    Stratasys, Inc. (a)                                                  5,980           181,912
                                                                                 ---------------
                                                                                         377,052
                                                                                 ---------------

  Electronic Equipment & Instruments (1.6%)
    Benchmark Electronics, Inc. (a)                                      4,910           157,120
    Dolby Laboratories, Inc., Class A (a)                                3,640            69,269
    Itron, Inc. (a)                                                      2,450           118,703
    Trimble Navigation Ltd. (a)                                          3,620           141,035
                                                                                 ---------------
                                                                                         486,127
                                                                                 ---------------

  Internet Software & Services (1.6%)
    Digital River, Inc. (a)                                              4,390           175,490
    Equinix, Inc. (a)                                                    6,850           303,935
                                                                                 ---------------
                                                                                         479,425
                                                                                 ---------------

  IT Services (5.8%)
    Anteon International Corp. (a)                                       8,830           414,568
    CACI International, Inc., Class A (a)                                7,630           501,978
    Cognizant Technology Solutions Corp., Class A (a)                    3,960           194,357
    Euronet Worldwide, Inc. (a)                                         10,400           305,916
    Global Payments, Inc.                                                5,124           339,414
                                                                                 ---------------
                                                                                       1,756,233
                                                                                 ---------------

  Semiconductors & Semiconductor Equipment (6.4%)
    ATMI, Inc. (a)                                                       7,410           235,860
    Cambridge Display Technology, Inc. (a)                              11,080            91,742
    ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)                             11,430            79,553

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Common Stocks (continued)
  Semiconductors & Semiconductor Equipment (continued)
    FEI Co. (a)                                                          7,050   $       159,965
    FormFactor, Inc. (a)                                                14,610           381,905
    Hittite Microwave Corp. (a)                                         12,430           240,893
    Microsemi Corp. (a)                                                 18,550           396,043
    PortalPlayer, Inc. (a)                                               2,880            69,120
    Trident Microsystems, Inc. (a)                                       7,280           237,619
    Volterra Semiconductor Corp. (a)                                     3,900            45,279
                                                                                 ---------------
                                                                                       1,937,979
                                                                                 ---------------

  Software (5.2%)
    Agile Software Corp. (a)                                            15,640           101,504
    Embarcadero Technologies, Inc. (a)                                  38,640           241,500
    Epicor Software Corp. (a)                                           18,960           281,177
    Hyperion Solutions Corp. (a)                                         2,950           138,827
    Macromedia, Inc. (a)                                                 6,530           262,179
    Micromuse, Inc. (a)                                                 23,500           132,775
    Parametric Technology Corp. (a)                                     34,740           239,706
    Serena Software, Inc. (a)                                            3,850            79,002
    The9 Ltd., ADR (a)                                                   4,750           108,490
                                                                                 ---------------
                                                                                       1,585,160
                                                                                 ---------------

Materials (2.4%)
  Chemicals (1.5%)
    Airgas, Inc.                                                         4,280           126,260
    OM Group, Inc. (a)                                                  14,810           346,998
                                                                                 ---------------
                                                                                         473,258
                                                                                 ---------------

  Metals & Mining (0.9%)
    Allegheny Technologies, Inc.                                         5,280           153,490
    Century Aluminum Co. (a)                                             4,570           111,828
                                                                                 ---------------
                                                                                         265,318
                                                                                 ---------------

Telecommunication Services (2.6%)
  Diversified Telecommunication Services (0.4%)
    Premiere Global Services, Inc. (a)                                  12,530           128,056
                                                                                 ---------------

  Wireless Telecommunication Services (2.2%)
    Dobson Communications Corp., Class A (a)                            14,950           105,397
    InPhonic, Inc. (a)                                                   6,180            98,880
    Millicom International Cellular SA (a)                              11,620           246,809
    SBA Communications Corp., Class A (a)                               12,640           209,698
                                                                                 ---------------
                                                                                         660,784
                                                                                 ---------------

    Total Common Stocks
     (Cost of $22,944,182)                                                            29,596,270
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                     PAR              VALUE
                                                               ---------------   ---------------
Short-Term Obligation (1.4%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
      collateralized by a U.S. Treasury Note
      maturing 02/15/10, market value of $431,194
      (repurchase proceeds $420,111)                           $       420,000   $       420,000
                                                                                 ---------------

    Total Short-Term Obligation
     (Cost of $420,000)                                                                  420,000
                                                                                 ---------------

    Total Investments (99.0%)
     (Cost of $23,364,182) (b)                                                        30,016,270

    Other Assets & Liabilities, Net (1.0%)                                               300,560
                                                                                 ---------------

    Net Assets (100.0%)                                                          $    30,316,830
                                                                                 ===============

  Notes to Schedule of Investments:
  (a)  Non-income producing security.
  (b)  Cost for federal income tax purposes is $24,212,643.

    At July 31, 2005, the Fund held investments in the following sectors:

                                                                                      % OF
    SECTOR (UNAUDITED)                                                             NET ASSETS
    ------------------                                                           ---------------
    Information Technology                                                             26.9%
    Health Care                                                                        21.0
    Industrials                                                                        17.1
    Consumer Discretionary                                                             12.9
    Energy                                                                              7.1
    Financials                                                                          5.7
    Telecommunication Services                                                          2.6
    Materials                                                                           2.4
    Consumer Staples                                                                    1.9
    Short-Term Obligation                                                               1.4
    Other Assets & Liabilities, Net                                                     1.0
                                                                                 ---------------
                                                                                      100.0%
                                                                                 ===============

ACRONYM      NAME
-------      ----
ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:
  Investments, at identified cost                                        $    23,364,182
                                                                         ---------------
  Investments, at value                                                  $    30,016,270
  Cash                                                                           163,884
  Receivable for:
    Investments sold                                                             868,868
    Interest                                                                         111
    Dividends                                                                        292
  Deferred Trustees' compensation plan                                             4,748
                                                                         ---------------
  Total assets                                                                31,054,173
                                                                         ---------------

LIABILITIES:
  Payable for:
    Investments purchased                                                        665,247
    Investment advisory fee                                                       24,351
    Transfer agent fee                                                                34
    Trustees' fees                                                                    79
    Chief compliance officer expenses and fees                                       269
    Audit fee                                                                     25,240
    Custody fee                                                                    1,137
  Deferred Trustees' fees                                                          4,748
  Other liabilities                                                               16,238
                                                                         ---------------
  Total liabilities                                                              737,343
                                                                         ---------------
NET ASSETS                                                               $    30,316,830
                                                                         ===============

NET ASSETS consist of:
  Paid-in capital                                                        $    16,802,530
  Accumulated net investment loss                                                 (5,022)
  Accumulated net realized gain                                                6,867,234
  Net unrealized appreciation on investments                                   6,652,088
                                                                         ---------------
NET ASSETS                                                               $    30,316,830
                                                                         ===============
Shares of capital stock outstanding                                            4,614,495
                                                                         ===============
Net asset value, offering and redemption price per share                 $          6.57
                                                                         ===============

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

For the Year Ended July 31, 2005

NET INVESTMENT INCOME:
  Income:
    Dividends                                                            $       205,923
    Interest                                                                      60,365
    Foreign taxes withheld                                                          (683)
                                                                         ---------------
      Total income                                                               265,605
                                                                         ---------------

  Expenses:
    Investment advisory fee                                                      837,140
    Transfer agent fee                                                               500
    Trustees' fees                                                                11,318
    Custody fee                                                                   24,796
    Chief compliance officer expenses and fees (See Note 4)                        3,001
    Non-recurring costs (See Note 8)                                               1,855
    Other expenses                                                                66,441
                                                                         ---------------
      Total expenses                                                             945,051
    Non-recurring costs assumed by Investment Advisor (See Note 8)                (1,855)
                                                                         ---------------
      Net expenses                                                               943,196
                                                                         ---------------
  Net investment loss                                                           (677,591)
                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                            46,457,512
  Net change in unrealized appreciation (depreciation) on investments        (25,488,632)
                                                                         ---------------
  Net gain                                                                    20,968,880
                                                                         ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $    20,291,289
                                                                         ===============

                 See Accompanying Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED JULY 31,
                                                                         ----------------------------------
                                                                               2005               2004
                                                                         ---------------    ---------------
Operations:
  Net investment loss                                                    $      (677,591)   $    (2,093,298)
  Net realized gain on investments                                            46,457,512         59,673,743
  Net change in unrealized appreciation (depreciation) on investments        (25,488,632)       (26,262,756)
                                                                         ---------------    ---------------
  Net increase from operations                                                20,291,289         31,317,689
                                                                         ---------------    ---------------

Share Transactions:
  Subscriptions                                                                4,562,259         36,596,397
  Redemptions                                                               (286,564,984)       (69,810,079)
                                                                         ---------------    ---------------
    Net decrease from share transactions                                    (282,002,725)       (33,213,682)
                                                                         ---------------    ---------------
  Total decrease in net assets                                              (261,711,436)        (1,895,993)
                                                                         ---------------    ---------------

NET ASSETS:
Beginning of period                                                          292,028,266        293,924,259
                                                                         ---------------    ---------------
End of period                                                            $    30,316,830    $   292,028,266
                                                                         ===============    ===============
Accumulated net investment loss                                          $        (5,022)   $        (2,269)
                                                                         ===============    ===============

Changes in shares:
  Subscriptions                                                                  801,259          7,088,643
  Redemptions                                                                (53,836,059)       (13,033,571)
                                                                         ---------------    ---------------
  Net decrease                                                               (53,034,800)        (5,944,928)
                                                                         ===============    ===============

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1.    ORGANIZATION:

CMG Small Cap Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks to provide investors with long-term capital appreciation, by investing primarily in smaller capitalization companies.

FUND SHARES. The Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.    FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

                            ACCUMULATED             ACCUMULATED
                        NET INVESTMENT LOSS      NET REALIZED GAIN      PAID-IN CAPITAL
                        -------------------      -----------------      ---------------
                          $       674,838          $           -          $   (674,838)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED           UNDISTRIBUTED
                             ORDINARY                LONG-TERM          NET UNREALIZED
                              INCOME               CAPITAL GAINS         APPRECIATION*
                        -------------------      -----------------      ---------------
                          $             -          $   7,715,695          $  5,803,627

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                $  6,175,093
   Unrealized depreciation                    (371,466)
                                          ------------
      Net unrealized appreciation         $  5,803,627
                                          ============

Capital loss carryforwards of $38,443,526 were utilized during the year ended July 31, 2005 for the Fund.

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Effective on or about September 30, 2005, Columbia Management Advisors, Inc. will undergo a name change to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Effective on or about September 30, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc.

For the year ended July 31, 2005, the Fund's effective transfer agent fee rate was less than 0.01%.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended July 31, 2005, there were no such credits.

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2005, the Fund paid $1,613 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.    PORTFOLIO INFORMATION:

For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $131,866,343 and $409,289,597, respectively.

NOTE 6.    LINE OF CREDIT:

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended July 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7.    SHARES OF BENEFICIAL INTEREST:

As of July 31, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                            NUMBER OF        % OF SHARES
                          SHAREHOLDERS     OUTSTANDING HELD
                          ------------     ----------------
                               1                16.2%

As of July 31, 2005, the Fund also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                            NUMBER OF        % OF SHARES
                          SHAREHOLDERS     OUTSTANDING HELD
                          ------------     ----------------
                               5                73.7%

NOTE 8.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended July 31, 2005, Columbia has assumed $1,855 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Small Cap Fund (the "Fund"), a portfolio of CMG Fund Trust, at July 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2005

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended July 31, 2005, the Fund designates long-term capital gains of $7,715,695.

                                    Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                     DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST             COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
          ELECTED OR APPOINTED TO OFFICE(1)                                      OTHER DIRECTORSHIPS HELD
--------------------------------------------------------    ---------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 49)                                  Executive Vice President--Strategy of United Airlines (airline) since
P.O. Box 66100                                              December, 2002 (formerly President of UAL Loyalty Services (airline)
Chicago, IL 60666                                           from September, 2001 to December, 2002; Executive Vice President and
Trustee (since 2003)                                        Chief Financial Officer of United Airlines from July, 1999 to
                                                            September, 2001; Senior Vice President--Finance from March, 1993 to
                                                            July, 1999). Oversees 101, Nash Finch Company (food distributor)

Janet Langford Kelly (age 47)                               Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                                     Adjunct Professor of Law, Northwestern University, since September,
Richland, MI 49083-8530                                     2004 (formerly Chief Administrative Officer and Senior Vice President,
Trustee (since 2003)                                        Kmart Holding Corporation (consumer goods), from September, 2003 to
                                                            March, 2004; Executive Vice President--Corporate Development and
                                                            Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                                            President, Secretary and General Counsel, Sara Lee Corporation
                                                            (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 101, None

Richard W. Lowry (age 69)                                   Private Investor since August, 1987 (formerly Chairman and Chief
10701 Charleston Drive                                      Executive Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                                        manufacturer)). Oversees 103(3), None
Trustee (since 2003)

Charles R. Nelson (age 62)                                  Professor of Economics, University of Washington, since January, 1976;
Department of Economics                                     Ford and Louisa Van Voorhis Professor of Political Economy, University
University of Washington                                    of Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                                           Economic Research, University of Washington from September, 2001 to
Trustee (since 2003)                                        June, 2003) Adjunct Professor of Statistics, University of Washington,
                                                            since September, 1980; Associate Editor, Journal of Money Credit and
                                                            Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 101, None

John J. Neuhauser (age 63)                                  Academic Vice President and Dean of Faculties since August, 1999,
84 College Road                                             Boston College (formerly Dean, Boston College School of Management
Chestnut Hill, MA 02467-3838                                from September, 1977 to August, 1999). Oversees 103(3), Saucony, Inc.
Trustee (since 2003)                                        (athletic footwear)

Patrick J. Simpson (age 61)                                 Partner, Perkins Coie L.L.P. (law firm). Oversees 101, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                     DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST             COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
          ELECTED OR APPOINTED TO OFFICE(1)                                      OTHER DIRECTORSHIPS HELD
--------------------------------------------------------    ---------------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 69)                                  Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                                      1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                             Financial Analyst. Oversees 101, None
Trustee (since 2003)

Thomas C. Theobald (age 68)                                 Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                                        investing) since September, 2004 (formerly Managing Director, William
Suite 285                                                   Blair Capital Partners (private equity investing) from September, 1994
Greenwich, CT 06830                                         to September, 2004). Oversees 101, Anixter International (network
Trustee and Chairman of the Board(4) (since 2003)           support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac
                                                            Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 59)                                  Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                                      Industry, IBM Corporation (computer and technology) from 1994 to
Hopkinton, NH 03229                                         1997). Oversees 101, Chairman of the Board of Directors, Enesco Group,
Trustee (since 2003)                                        Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 64)                               Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                                      Officer, The Regence Group (regional health insurer); Chairman and
#1500 Portland, OR 97207                                    Chief Executive Officer, BlueCross BlueShield of Oregon; Certified
Trustee (since 1992)                                        Public Accountant, Arthur Young & Company). Oversees 101, Northwest
                                                            Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

William E. Mayer(2) (age 65)                                Partner, Park Avenue Equity Partners (private equity) since February,
399 Park Avenue                                             1999 (formerly Partner, Development Capital LLC from November 1996 to
Suite 3204                                                  February, 1999). Oversees 103(3), Lee Enterprises (print media), WR
New York, NY 10022                                          Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 2003)                                        (publishing); OPENFIELD Solutions (retail industry technology provider)

----------
 (1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

 (2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

 (3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

 (4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
        COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                  APPOINTED TO OFFICE                                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------    ---------------------------------------------------------------------
Christopher L. Wilson (age 48)                              Head of Mutual Funds since August, 2004 and Senior Vice President of
One Financial Center                                        the Advisor since January, 2005; President of the Columbia Funds,
Boston, MA 02111                                            Liberty Funds and Stein Roe Funds since October, 2004; President and
President (since 2004)                                      Chief Executive Officer of the Nations Funds since January, 2005;
                                                            President of the Galaxy Funds since April 2005; Director of Bank of
                                                            America Global Liquidity Funds, plc since May 2005; Director of Banc of America Capital Management (Ireland), Limited since May 2005;
                                                            Senior Vice President of BACAP Distributors LLC since January, 2005;
                                                            Director of FIM Funding, Inc. since January, 2005; Senior Vice
                                                            President of Columbia Funds Distributor, Inc. since January, 2005;
                                                            Director of Columbia Funds Services, Inc. since January, 2005
                                                            (formerly President and Chief Executive Officer, CDC IXIS Asset
                                                            Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (age 41)                               Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                        Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                            President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                                      Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the
                                                            Liberty Funds and All-Star Funds from February, 1998 to October,
                                                            2000); Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                            Treasurer from December, 2002 to December, 2004 and President from
                                                            February, 2004 to December, 2004 of the Columbia Management
                                                            Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management
                                                            Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (age 54)                                    Senior Vice President and Chief Compliance Officer of the Columbia
40 West 57th Street                                         Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August,
New York, NY 10005                                          2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January,
Senior Vice President and Chief Compliance                  2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
Officer (since 2004)                                        November, 1999 to December, 2000; Vice President and Counsel,
                                                            Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (age 35)                                  Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
One Financial Center                                        Roe Funds and All-Star Funds since October, 2004 (formerly Controller
Boston, MA 02111                                            of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
Chief Accounting Officer (since 2004)                       Funds from May, 2004 to October, 2004; Assistant Treasurer from June,
                                                            2002 to May, 2004; Vice President, Product Strategy & Development of
                                                            the Liberty Funds and Stein Roe Funds from February, 2001 to June,
                                                            2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                            the All-Star Funds from August, 1999 to February, 2001; Audit Manager,
                                                            Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (age 35)                                 Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                        All-Star Funds since October, 2004 (formerly Vice President of CDC
Boston, MA 02111                                            IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC
Controller (since 2004)                                     Nvest Funds and Loomis Sayles Funds from February, 2003 to September,
                                                            2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                                            Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                                            August, 2000).

R. Scott Henderson (age 46)                                 Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                                        since December, 2004 (formerly Of Counsel, Bingham McCutchen from
Boston, MA 02111                                            April, 2001 to September, 2004; Executive Director and General
Secretary (since 2004)                                      Counsel, Massachusetts Pension Reserves Investment Management Board
                                                            from September, 1997 to March, 2001).

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                        COLUMBIA MANAGEMENT ADVISORS, LLC
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                              BOSTON, MA 02110-2624


                               - TRANSFER AGENT -
                       COLUMBIA MANAGEMENT SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                              SHC-42/89539-0805 (09/05) 05/7659


A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA MANAGEMENT DISTRIBUTORS, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, Massachusetts 02111-2621

[COLUMBIA MANAGEMENT(R) LOGO]


                           CMG STRATEGIC EQUITY FUND
                         A PORTFOLIO OF CMG FUND TRUST


                                 ANNUAL REPORT
                                 JULY 31, 2005


                                                    NOT FDIC    MAY LOSE VALUE
                                                    INSURED  -------------------
                                                              NO BANK GUARANTEE

Advised by Columbia Management Advisors, Inc.

Columbia Management is the primary investment management division of Banc of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly-owned subsidiary of Bank of America, N.A. and part of Columbia Management.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Strategic Equity Fund returned 16.77% for the 12-month period ended July 31, 2005. The fund outperformed the S&P 500 Index(1) and the Lipper Multi-Cap Core Funds average(2), which returned 14.05% and 16.39%, respectively. The fund's performance was driven by strong stock selection, particularly in the materials, consumer discretionary and health care sectors. In addition, the energy sector made the greatest overall contribution to the fund's return. The fund's defensive stance and larger-than-average cash position reined in performance.

Throughout the reporting period, we focused on the potential beneficiaries of rising commodity prices. We believe that emerging markets have propelled demand for energy and raw materials, and companies in these sectors benefited as prices were driven upward by increased demand and limited supply. In the energy sector, the fund's oil service and offshore exploration holdings benefited from heightened demand. Transocean, TGS Nopec Geophysical and Newfield Exploration were all strong contributors. One disappointment in this sector was Input/Output, which suffered revenue disappointments and was sold. In the materials sector, Potash Corp. of Saskatchewan gained nearly 121% for the fund as a result of higher prices and greater demand for Potash. Companhia Vale do Rio Doce, a leading iron ore miner, was up 85% for the fund as it benefited from strong demand for iron ore. Our focus on commodities extended to the industrials sector, where we targeted capital equipment producers that appeared well positioned in the favorable environment. Caterpillar and Bucyrus International were two such companies and gained 50% and 79% for the fund, respectively. Not all industrials names were winners, however: 3M's decline in stock price detracted from performance.(3)

The consumer discretionary sector was a strong area for the portfolio, with several foreign holdings leading performance. Finnish companies Nokian Renkaat Oyj, a tire company, and Stockmann Oyj Abp, a department store retailer, benefited from growth in Eastern European markets. Grupo Televisa SA, a large Mexican media company, advanced in a better business climate. The fund's holdings in the health care sector generally performed well, and the sector was another strong contributor to the portfolio's return. However, some large pharmaceutical companies detracted from the group's return. Eli Lilly declined on poor sales reports, and Pfizer struggled with risks associated with a popular pain management drug, litigation and patent expiration. Also on the downside, Biogen Idec and Elan declined on the announcement of a voluntary suspension in the marketing of Tysabri, a treatment for multiple sclerosis.

Various other sectors contributed to results. Among consumer staples stocks, Walgreen benefited from robust sales and Gillette from being aquired by Procter & Gamble. Avon Products, however, hurt performance due to disappointing earnings and concerns about the company's distribution model in Asian markets. The fund's information technology stocks also outperformed the index, as did holdings in the utilities sector.

We continued to shift the fund's emphasis from small- and mid-cap stocks and value names toward large-cap companies with higher growth potential. As the current economic recovery matures, we plan to seek out companies with less sensitivity to economic cycles and an ability to maintain stable growth. However, we remain cautious about putting cash to work too quickly, as we believe that recent interest rate increases could result in some slowing in 2006.

In addition, we will continue to evaluate investment opportunities overseas, considering areas with compelling growth trends and reasonable prices.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were:

                                                    (%)
     Schlumberger                                   1.1
     Samsung Electronics                            1.1
     Potash Corp. of Saskatchewan                   1.0
     Berkshire Hathaway                             0.9
     Walgreen                                       0.9
     Microsoft                                      0.8
     Coca-Cola                                      0.8
     Nokian Renkaat Oyj                             0.8
     Gillette                                       0.8
     Transocean                                     0.7

We appreciate your continued confidence in CMG Strategic Equity Fund.

Robert A. Unger has managed or co-managed the CMG Strategic Equity Fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1984.

/s/ Robert A. Unger

Emil A. Gjester has co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Emil A. Gjester

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

----------
(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

(3) Holdings are disclosed as a percentage of net assets on July 31, 2005, and are subject to change: Transocean (0.7%), TGS Nopec Geophysical (0.4%), Newfield Exploration (0.7%), Potash Corp. of Saskatchewan (1.0%), Companhia Vale do Rio Doce (0.4%), Caterpillar (0.7%), Bucyrus International (0.1%) , 3M (0.4%), Nokian Renkaat Oyj (0.8%), Stockmann Oyj Abp (0.5%), Grupo Televisa SA (0.4%), Eli Lilly (0.5%), Pfizer (0.5%), Biogen Idec (0.5%), Elan (0.2%), Walgreen (0.9%), Gillette (0.8%), Avon Products (0.2%).

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                       INCEPTION   1-YEAR     LIFE
CMG Strategic Equity Fund                              10/09/01     16.77    14.13
S&P 500 Index                                                       14.05     5.95

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                       INCEPTION   1-YEAR     LIFE
CMG Strategic Equity Fund                              10/09/01      7.35    13.24
S&P 500 Index                                                        6.32     5.05

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, OCTOBER 9, 2001 TO JULY 31, 2005

               CMG STRATEGIC EQUITY FUND         S&P 500 INDEX
 10/9/2001                  $     10,000                $     10,000
10/31/2001                  $     10,100                $     10,033
11/30/2001                  $     11,040                $     10,803
12/31/2001                  $     11,386                $     10,898
 1/31/2002                  $     11,315                $     10,738
 2/28/2002                  $     11,295                $     10,531
 3/31/2002                  $     11,956                $     10,927
 4/30/2002                  $     11,816                $     10,265
 5/31/2002                  $     11,836                $     10,189
 6/30/2002                  $     11,286                $      9,464
 7/31/2002                  $     10,494                $      8,726
 8/31/2002                  $     10,565                $      8,783
 9/30/2002                  $      9,633                $      7,828
10/31/2002                  $     10,154                $      8,517
11/30/2002                  $     11,025                $      9,019
12/31/2002                  $     10,357                $      8,490
 1/31/2003                  $     10,105                $      8,267
 2/28/2003                  $      9,954                $      8,143
 3/31/2003                  $      9,924                $      8,222
 4/30/2003                  $     10,800                $      8,900
 5/31/2003                  $     11,606                $      9,369
 6/30/2003                  $     11,757                $      9,489
 7/31/2003                  $     12,150                $      9,656
 8/31/2003                  $     12,603                $      9,844
 9/30/2003                  $     12,462                $      9,739
10/31/2003                  $     13,137                $     10,291
11/30/2003                  $     13,398                $     10,381
12/31/2003                  $     14,009                $     10,925
 1/31/2004                  $     14,256                $     11,126
 2/29/2004                  $     14,513                $     11,281
 3/31/2004                  $     14,543                $     11,111
 4/30/2004                  $     14,338                $     10,936
 5/31/2004                  $     14,430                $     11,086
 6/30/2004                  $     14,799                $     11,301
 7/31/2004                  $     14,163                $     10,927
 8/31/2004                  $     14,214                $     10,971
 9/30/2004                  $     14,542                $     11,089
10/31/2004                  $     14,676                $     11,259
11/30/2004                  $     15,455                $     11,715
12/31/2004                  $     15,962                $     12,113
 1/31/2005                  $     15,571                $     11,818
 2/28/2005                  $     15,984                $     12,066
 3/31/2005                  $     15,734                $     11,852
 4/30/2005                  $     15,322                $     11,627
 5/31/2005                  $     15,757                $     11,997
 6/30/2005                  $     15,888                $     12,014
 7/31/2005                  $     16,540                $     12,462

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from October 9, 2001.

UNDERSTANDING YOUR EXPENSES - CMG STRATEGIC EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE           EXPENSES PAID
BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    FUND'S ANNUALIZED
  ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL   EXPENSE RATIO (%)
 1,000.00     1,000.00         1,062.09     1,022.81        2.05        2.01              0.40

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                                  PERIOD             YEAR           PERIOD
                                                    YEAR ENDED JULY 31,            ENDED             ENDED           ENDED
                                              ------------------------------      JULY 31,        OCTOBER 31,     OCTOBER 31,
                                                 2005               2004          2003 (a)           2002          2001 (b)
                                              -----------        -----------     -----------      -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $     13.80        $     12.06     $     10.14      $     10.10     $     10.00
                                              -----------        -----------     -----------      -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.19(c)(d)         0.12(c)         0.10(c)          0.11(c)            -(e)
  Net realized and unrealized gain (loss)
   on investments and foreign currency               2.09               1.87            1.88            (0.05)           0.10
                                              -----------        -----------     -----------      -----------     -----------
    Total from investment operations                 2.28               1.99            1.98             0.06            0.10
                                              -----------        -----------     -----------      -----------     -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                        (0.14)             (0.09)          (0.06)           (0.02)              -
  From net realized gains                           (0.72)             (0.16)              -                -               -
                                              -----------        -----------     -----------      -----------     -----------
    Total distributions declared to
     shareholders                                   (0.86)             (0.25)          (0.06)           (0.02)              -
                                              -----------        -----------     -----------      -----------     -----------

NET ASSET VALUE, END OF PERIOD                $     15.22        $     13.80     $     12.06      $     10.14     $     10.10
                                              ===========        ===========     ===========      ===========     ===========

Total return (f)(g)                                 16.77%             16.58%          19.66%(h)         0.53%           1.00%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $   755,860        $   618,714     $   370,620      $   188,179     $    36,942
Ratio of net expenses to
  average net assets (i)                             0.40%              0.40%           0.40%(j)         0.40%           0.40%(j)
Ratio of net investment income to
  average net assets (i)                             1.31%              0.88%           1.22%(j)         1.01%           0.04%(j)
Waiver/reimbursement                                 0.03%              0.05%           0.05%(j)         0.07%           0.80%(j)
Portfolio turnover rate                                64%                81%             78%(h)          172%             14%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (82.5%)
Consumer Discretionary (9.6%)
   Auto Components (1.1%)
      Modine Manufacturing Co.                               75,350   $    2,717,874
      Nokian Renkaat Oyj                                    287,600        5,834,504
      Proliance International, Inc. (a)                      17,759          111,701
                                                                      --------------
                                                                           8,664,079
                                                                      --------------

   Diversified Consumer Services (0.6%)
      Career Education Corp. (a)                             50,000        1,939,500
      Weight Watchers International, Inc. (a)                40,000        2,272,800
                                                                      --------------
                                                                           4,212,300
                                                                      --------------

   Hotels, Restaurants & Leisure (0.7%)
      Bob Evans Farms, Inc.                                  30,000          760,800
      Fairmont Hotels & Resorts, Inc.                        40,000        1,293,600
      Yum! Brands, Inc.                                      60,000        3,141,000
                                                                      --------------
                                                                           5,195,400
                                                                      --------------

   Household Durables (0.7%)
      Matsushita Electric Industrial Co., Ltd., ADR         125,000        2,027,500
      Snap-On, Inc.                                          60,000        2,200,800
      Sony Corp., ADR                                        27,500          894,025
                                                                      --------------
                                                                           5,122,325
                                                                      --------------

   Internet & Catalog Retail (0.7%)
      1-800-FLOWERS.COM, Inc., Class A (a)                   50,000          373,000
      eBay, Inc. (a)                                         62,500        2,611,250
      IAC/InterActiveCorp (a)                                82,500        2,202,750
                                                                      --------------
                                                                           5,187,000
                                                                      --------------

   Leisure Equipment & Products (0.2%)
      Amer Sports Oyj                                        80,000        1,561,639
                                                                      --------------

   Media (3.1%)
      Comcast Corp., Class A (a)                            105,000        3,150,000
      DIRECTV Group, Inc. (a)                                75,000        1,155,000
      Discovery Holding Co., Class A (a)                     17,000          242,590
      Entravision Communications Corp., Class A (a)          90,000          769,500
      Grupo Televisa SA, ADR                                 50,000        3,298,500
      John Wiley & Sons, Inc., Class A                       30,000        1,285,500
      Liberty Global, Inc., Class A (a)                       7,500          355,800
      Liberty Media Corp., Class A (a)                      170,000        1,494,300
      Media General, Inc., Class A                           52,500        3,596,250
      News Corp., Class A                                   136,828        2,241,243
      Pixar (a)                                              10,000          430,100

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Media (continued)
      Time Warner, Inc.                                     163,315   $    2,779,621
      Viacom, Inc., Class B                                  80,310        2,689,582
                                                                      --------------
                                                                          23,487,986
                                                                      --------------

   Multiline Retail (1.9%)
      Dillard's, Inc., Class A                               30,000          685,800
      Fred's, Inc.                                           82,500        1,592,250
      Kohl's Corp. (a)                                       50,000        2,817,500
      May Department Stores Co.                              82,500        3,386,625
      Saks, Inc. (a)                                        100,000        2,122,000
      Stockmann Oyj Abp, Class B                            100,000        4,025,796
                                                                      --------------
                                                                          14,629,971
                                                                      --------------

   Specialty Retail (0.6%)
      Blockbuster, Inc., Class A                            125,000        1,083,750
      Blockbuster, Inc., Class B                             50,000          407,500
      CarMax, Inc. (a)                                       40,000        1,168,800
      PETsMART, Inc.                                         30,000          892,500
      Restoration Hardware, Inc. (a)                        100,000          812,000
                                                                      --------------
                                                                           4,364,550
                                                                      --------------
                                                                          72,425,250
                                                                      --------------

Consumer Staples (9.1%)
   Beverages (1.8%)
      Coca-Cola Co.                                         137,500        6,017,000
      Coca-Cola Femsa, SA de CV, ADR                         90,000        2,565,900
      Coca-Cola Hellenic Bottling Co., SA                    90,000        2,539,893
      PepsiCo, Inc.                                          50,000        2,726,500
                                                                      --------------
                                                                          13,849,293
                                                                      --------------

   Food & Staples Retailing (1.8%)
      United Natural Foods, Inc. (a)                         75,000        2,529,000
      Wal-Mart Stores, Inc.                                  92,500        4,564,875
      Walgreen Co.                                          137,500        6,580,750
                                                                      --------------
                                                                          13,674,625
                                                                      --------------

   Food Products (2.6%)
      Campbell Soup Co.                                      40,000        1,234,000
      Delta & Pine Land Co.                                  40,000        1,070,000
      General Mills, Inc.                                    40,000        1,896,000
      Hain Celestial Group, Inc. (a)                         60,000        1,189,800
      Kellogg Co.                                            20,000          906,200
      Nestle SA, Registered Shares                           17,250        4,727,898
      Tyson Foods, Inc., Class A                             57,500        1,071,800

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Food Products (continued)
      Unilever NV, NY Registered Shares                      62,500   $    4,181,875
      Wm. Wrigley Jr. Co.                                    47,500        3,379,150
                                                                      --------------
                                                                          19,656,723
                                                                      --------------

   Household Products (0.5%)
      Kimberly-Clark Corp.                                   22,500        1,434,600
      Procter & Gamble Co.                                   40,000        2,225,200
                                                                      --------------
                                                                           3,659,800
                                                                      --------------

   Personal Products (1.7%)
      Avon Products, Inc.                                    52,500        1,717,275
      Gillette Co.                                          108,050        5,799,043
      L'Oreal SA                                             32,500        2,566,696
      Natura Cosmeticos SA                                   37,800        1,266,332
      NBTY, Inc. (a)                                         80,000        1,936,000
                                                                      --------------
                                                                          13,285,346
                                                                      --------------

   Tobacco (0.7%)
      Altria Group, Inc.                                     75,000        5,022,000
                                                                      --------------
                                                                          69,147,787
                                                                      --------------
Energy (8.2%)
   Energy Equipment & Services (4.2%)
      Cooper Cameron Corp. (a)                               55,000        3,903,900
      Core Laboratories NV (a)                               40,000        1,288,000
      GlobalSantaFe Corp.                                    40,275        1,811,972
      National-Oilwell Varco, Inc. (a)                       75,000        3,926,250
      Schlumberger Ltd.                                     102,500        8,583,350
      TGS Nopec Geophysical Co., ASA (a)                    100,000        2,999,489
      Transocean, Inc. (a)                                  100,000        5,643,000
      Weatherford International Ltd. (a)                     20,000        1,265,600
      Willbros Group, Inc. (a)                              150,000        2,520,000
                                                                      --------------
                                                                          31,941,561
                                                                      --------------

   Oil, Gas & Consumable Fuels (4.0%)
      Alpha Natural Resources, Inc. (a)                      45,000        1,260,000
      Anadarko Petroleum Corp.                               15,000        1,325,250
      BP PLC, ADR                                            47,500        3,129,300
      Cameco Corp.                                           22,500        1,056,375
      ConocoPhillips                                         70,000        4,381,300
      Exxon Mobil Corp.                                      77,500        4,553,125
      McMoRan Exploration Co. (a)                           120,000        2,119,200
      Newfield Exploration Co. (a)                          125,000        5,311,250
      Petroleo Brasileiro SA, ADR                            30,000        1,577,100
      Plains Exploration & Production Co. (a)                40,000        1,542,000

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Oil, Gas & Consumable Fuels (continued)
      Royal Dutch Shell PLC, Class A, ADR (a)                30,000   $    1,838,400
      Williams Companies, Inc.                              100,000        2,124,000
                                                                      --------------
                                                                          30,217,300
                                                                      --------------
                                                                          62,158,861
                                                                      --------------

Financials (10.4%)
   Capital Markets (1.6%)
      Bank of New York Co., Inc.                             75,000        2,308,500
      Charles Schwab Corp.                                  150,000        2,055,000
      Lazard Ltd., Class A (a)                               75,000        1,789,500
      Morgan Stanley                                         92,500        4,907,125
      Nikko Cordial Corp.                                   100,000          425,864
      Nomura Holdings, Inc., ADR                             60,000          713,400
                                                                      --------------
                                                                          12,199,389
                                                                      --------------

   Commercial Banks (2.3%)
      Allied Irish Banks PLC, ADR                            30,000        1,299,300
      HSBC Holdings PLC, ADR                                 42,500        3,442,075
      Mitsubishi Tokyo Financial Group, Inc., ADR           325,000        2,697,500
      Mizuho Financial Group, Inc.                              400        1,795,172
      SunTrust Banks, Inc.                                   32,500        2,363,400
      U.S. Bancorp                                           72,500        2,179,350
      Wachovia Corp.                                         20,000        1,007,600
      Zions Bancorporation                                   37,500        2,680,500
                                                                      --------------
                                                                          17,464,897
                                                                      --------------

   Consumer Finance (0.7%)
      American Express Co.                                   76,700        4,218,500
      MBNA Corp.                                             40,000        1,006,400
                                                                      --------------
                                                                           5,224,900
                                                                      --------------

   Diversified Financial Services (1.5%)
      Asset Acceptance Capital Corp. (a)                     68,222        1,865,190
      Citigroup, Inc.                                       103,283        4,492,810
      JPMorgan Chase & Co.                                  147,026        5,166,494
                                                                      --------------
                                                                          11,524,494
                                                                      --------------

   Insurance (3.4%)
      American International Group, Inc.                     72,724        4,377,985
      Axis Capital Holdings Ltd.                             50,000        1,440,000
      Berkshire Hathaway, Inc., Class B (a)                   2,500        6,955,000
      Chubb Corp.                                            20,000        1,776,400
      Cincinnati Financial Corp.                             22,375          922,297
      Hannover Rueckversicherung AG, Registered
       Shares                                                92,500        3,493,812
      Jefferson-Pilot Corp.                                  20,000        1,003,400
      Marsh & McLennan Companies, Inc.                       60,000        1,738,200

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Insurance (continued)
      PartnerRe Ltd.                                         10,000   $      648,200
      St. Paul Travelers Companies, Inc.                     72,510        3,191,890
                                                                      --------------
                                                                          25,547,184
                                                                      --------------

   Real Estate (0.3%)
      Mitsubishi Estate Co., Ltd.                           100,000        1,107,533
      Post Properties, Inc., REIT                            30,000        1,197,300
                                                                      --------------
                                                                           2,304,833
                                                                      --------------

   Thrifts & Mortgage Finance (0.6%)
      Fannie Mae                                             30,000        1,675,800
      Freddie Mac                                            42,500        2,689,400
                                                                      --------------
                                                                           4,365,200
                                                                      --------------
                                                                          78,630,897
                                                                      --------------

Health Care (14.7%)
   Biotechnology (2.4%)
      Abgenix, Inc. (a)                                     125,000        1,296,250
      Amgen, Inc. (a)                                        62,500        4,984,375
      Applera Corp. - Applied Biosystems Group              125,000        2,602,500
      Biogen Idec, Inc. (a)                                  87,500        3,437,875
      ICOS Corp. (a)                                         20,000          504,200
      MedImmune, Inc. (a)                                    62,500        1,775,625
      Millennium Pharmaceuticals, Inc. (a)                  100,000        1,033,000
      Pharmion Corp. (a)                                     22,500          554,400
      Qiagen NV (a)                                         150,000        1,992,000
                                                                      --------------
                                                                          18,180,225
                                                                      --------------

   Health Care Equipment & Supplies (4.2%)
      Alcon, Inc.                                            30,000        3,436,500
      Baxter International, Inc.                            132,500        5,203,275
      Haemonetics Corp. (a)                                  40,000        1,689,200
      Hospira, Inc. (a)                                     127,850        4,890,262
      Kyphon, Inc. (a)                                       30,000        1,219,200
      Medtronic, Inc.                                       102,500        5,528,850
      Millipore Corp. (a)                                    30,000        1,838,100
      STERIS Corp.                                           40,000        1,086,800
      Viasys Healthcare, Inc. (a)                            82,500        2,049,300
      Waters Corp. (a)                                       30,000        1,358,400
      Zimmer Holdings, Inc. (a)                              40,000        3,294,400
                                                                      --------------
                                                                          31,594,287
                                                                      --------------

   Health Care Providers & Services (3.2%)
      Community Health Systems, Inc. (a)                     77,500        2,992,275
      Health Management Associates, Inc., Class A            40,000          952,000
      HEALTHSOUTH Corp. (a)                                 100,000          536,000

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Health Care Providers & Services (continued)
      Henry Schein, Inc. (a)                                 80,000   $    3,453,600
      LifePoint Hospitals, Inc. (a)                          25,000        1,169,000
      McKesson Corp.                                        100,000        4,500,000
      Omnicare, Inc.                                         82,500        3,803,250
      Quest Diagnostics, Inc.                                40,000        2,053,600
      Tenet Healthcare Corp. (a)                            135,000        1,638,900
      UnitedHealth Group, Inc.                               30,000        1,569,000
      WebMD Corp. (a)                                       150,000        1,591,500
                                                                      --------------
                                                                          24,259,125
                                                                      --------------

   Pharmaceuticals (4.9%)
      Abbott Laboratories                                    98,500        4,593,055
      Andrx Corp. (a)                                       100,000        1,855,000
      Dr. Reddy's Laboratories Ltd., ADR                     60,000        1,134,600
      Elan Corp. PLC, ADR (a)                               157,500        1,178,100
      Eli Lilly & Co.                                        65,000        3,660,800
      Gedeon Richter Ltd.                                    20,000        3,162,630
      Merck & Co., Inc.                                      47,500        1,475,350
      Novartis AG, ADR                                       75,000        3,653,250
      Pfizer, Inc.                                          152,592        4,043,688
      Schering-Plough Corp.                                 150,000        3,123,000
      Shire Pharmaceuticals Group PLC, ADR                   40,000        1,400,000
      Taro Pharmaceuticals Industries Ltd. (a)               62,500        1,468,125
      Valeant Pharmaceuticals International                 100,000        1,973,000
      Watson Pharmaceuticals, Inc. (a)                       60,000        2,004,000
      Wyeth                                                  47,500        2,173,125
                                                                      --------------
                                                                          36,897,723
                                                                      --------------
                                                                         110,931,360
                                                                      --------------

Industrials (9.1%)
   Aerospace & Defense (0.2%)
      Raytheon Co.                                           30,000        1,179,900
                                                                      --------------

   Air Freight & Logistics (1.0%)
      United Parcel Service, Inc., Class B                   75,000        5,472,750
      Yamato Transport Co., Ltd.                            160,000        2,120,130
                                                                      --------------
                                                                           7,592,880
                                                                      --------------

   Airlines (0.4%)
      AMR Corp. (a)                                         100,000        1,405,000
      Southwest Airlines Co.                                100,000        1,419,000
                                                                      --------------
                                                                           2,824,000
                                                                      --------------

   Building Products (0.2%)
      American Standard Cos., Inc.                           32,500        1,439,100
                                                                      --------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Commercial Services & Supplies (1.4%)
      Avery Dennison Corp.                                   82,500   $    4,675,275
      Cendant Corp.                                         100,000        2,136,000
      Central Parking Corp.                                  40,000          580,000
      ChoicePoint, Inc. (a)                                  40,000        1,744,000
      Labor Ready, Inc. (a)                                  20,000          474,200
      Waste Management, Inc.                                 50,000        1,406,000
                                                                      --------------
                                                                          11,015,475
                                                                      --------------

   Construction & Engineering (0.3%)
      Insituform Technologies, Inc., Class A (a)            100,000        1,925,000
                                                                      --------------

   Electrical Equipment (0.6%)
      ABB Ltd. (a)                                           75,000          509,310
      ABB Ltd. ADR (a)                                      100,000          681,000
      Thomas & Betts Corp. (a)                              100,000        3,377,000
                                                                      --------------
                                                                           4,567,310
                                                                      --------------

   Industrial Conglomerates (1.2%)
      3M Co.                                                 42,500        3,187,500
      General Electric Co.                                  117,550        4,055,475
      Siemens AG, ADR                                        25,000        1,924,250
                                                                      --------------
                                                                           9,167,225
                                                                      --------------

   Machinery (2.6%)
      AGCO Corp. (a)                                         50,000        1,034,500
      Bucyrus International, Inc., Class A                   22,500          958,950
      Caterpillar, Inc.                                     100,000        5,391,000
      Deere & Co.                                            25,000        1,838,250
      Eaton Corp.                                            50,000        3,267,000
      Hitachi Construction Machinery Co., Ltd.              125,000        1,706,023
      Kaydon Corp.                                           40,000        1,234,400
      OSG Corp.                                              93,000        1,208,706
      Pall Corp.                                             50,000        1,548,500
      Timken Co.                                             40,000        1,058,800
      ZENON Environmental, Inc. (a)                          30,000          659,556
                                                                      --------------
                                                                          19,905,685
                                                                      --------------

   Marine (0.6%)
      A.P. Moller - Maersk A/S                                  275        2,676,737
      Finnlines Oyj                                         130,000        2,154,458
                                                                      --------------
                                                                           4,831,195
                                                                      --------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Road & Rail (0.1%)
      Kansas City Southern (a)                               30,000   $      676,800
                                                                      --------------

   Trading Companies & Distributors (0.5%)
      Fastenal Co.                                           20,000        1,312,800
      GATX Corp.                                             72,500        2,740,500
                                                                      --------------
                                                                           4,053,300
                                                                      --------------
                                                                          69,177,870
                                                                      --------------

Information Technology (12.9%)
   Communications Equipment (3.1%)
      Cisco Systems, Inc. (a)                               225,680        4,321,772
      Corning, Inc. (a)                                     200,000        3,810,000
      Foundry Networks, Inc. (a)                            125,000        1,480,000
      Motorola, Inc.                                         50,400        1,067,472
      Nokia Oyj, ADR                                        150,000        2,392,500
      Packeteer, Inc. (a)                                    60,000          726,600
      Plantronics, Inc.                                      75,000        2,562,000
      QUALCOMM, Inc.                                        122,500        4,837,525
      Tandberg ASA                                          220,000        2,493,191
                                                                      --------------
                                                                          23,691,060
                                                                      --------------

   Computers & Peripherals (1.0%)
      EMC Corp. (a)                                         151,650        2,076,089
      Hewlett-Packard Co.                                   100,000        2,462,000
      International Business Machines Corp.                  27,500        2,295,150
      Sun Microsystems, Inc. (a)                            175,000          672,000
                                                                      --------------
                                                                           7,505,239
                                                                      --------------

   Electronic Equipment & Instruments (0.4%)
      Celestica, Inc. (a)                                    75,000          873,750
      Murata Manufacturing Co., Ltd.                         18,000          871,294
      Solectron Corp. (a)                                   125,000          480,000
      Symbol Technologies, Inc.                              82,500          960,300
                                                                      --------------
                                                                           3,185,344
                                                                      --------------

   Internet Software & Services (0.4%)
      Yahoo!, Inc. (a)                                      100,000        3,334,000
                                                                      --------------

   IT Services (1.7%)
      Automatic Data Processing, Inc.                        50,000        2,220,500
      DST Systems, Inc. (a)                                  92,500        4,695,300
      First Data Corp.                                       70,000        2,879,800
      Iron Mountain, Inc. (a)                                20,000          685,800
      Paychex, Inc.                                          62,500        2,181,875
                                                                      --------------
                                                                          12,663,275
                                                                      --------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Office Electronics (0.2%)
      Canon, Inc., ADR                                       15,000   $      737,550
      Zebra Technologies Corp., Class A (a)                  10,000          390,000
                                                                      --------------
                                                                           1,127,550
                                                                      --------------

   Semiconductors & Semiconductor Equipment (3.4%)
      Advanced Micro Devices, Inc. (a)                       87,500        1,757,000
      Analog Devices, Inc.                                   57,500        2,254,000
      Applied Materials, Inc.                               100,000        1,846,000
      FEI Co. (a)                                            50,000        1,134,500
      Intel Corp.                                           130,300        3,536,342
      Intersil Corp., Class A                                50,000          968,500
      Micron Technology, Inc. (a)                           105,000        1,247,400
      Samsung Electronics Co., Ltd., GDR (b)                 30,000        8,272,500
      Taiwan Semiconductor Manufacturing Co.,
        Ltd., ADR                                           105,000          901,947
      Texas Instruments, Inc.                               121,650        3,863,604
                                                                      --------------
                                                                          25,781,793
                                                                      --------------

   Software (2.7%)
      Business Objects SA, ADR (a)                           30,000          990,300
      Cadence Design Systems, Inc. (a)                       50,000          804,500
      Check Point Software Technologies Ltd. (a)             75,000        1,689,750
      Intuit, Inc. (a)                                       20,000          960,000
      Microsoft Corp.                                       248,120        6,354,353
      Novell, Inc. (a)                                      100,000          608,000
      Oracle Corp. (a)                                      189,230        2,569,744
      Quest Software, Inc. (a)                              100,000        1,425,000
      SAP AG, ADR                                            30,000        1,284,600
      Symantec Corp. (a)                                    100,000        2,197,000
      Wind River Systems, Inc. (a)                          100,000        1,709,000
                                                                      --------------
                                                                          20,592,247
                                                                      --------------
                                                                          97,880,508
                                                                      --------------

Materials (4.1%)
   Chemicals (2.0%)
      Air Products & Chemicals, Inc.                         57,500        3,436,200
      Dow Chemical Co.                                       30,000        1,438,500
      E.I. du Pont de Nemours & Co.                          30,000        1,280,400
      International Flavors & Fragrances, Inc.               30,000        1,137,600
      Potash Corp. of Saskatchewan, Inc.                     70,000        7,459,200
                                                                      --------------
                                                                          14,751,900
                                                                      --------------

   Construction Materials (0.3%)
      Vulcan Materials Co.                                   30,000        2,107,200
                                                                      --------------

   Containers & Packaging (0.1%)
      Smurfit-Stone Container Corp. (a)                      50,000          606,500
                                                                      --------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Metals & Mining (1.4%)
      Alumina Ltd., ADR                                      67,500   $    1,186,650
      Barrick Gold Corp.                                     50,000        1,225,000
      Companhia Vale do Rio Doce, ADR                       100,000        3,256,000
      Inco Ltd.                                              57,500        2,356,350
      Newmont Mining Corp.                                   47,500        1,783,625
      Placer Dome, Inc.                                      75,000        1,040,250
                                                                      --------------
                                                                          10,847,875
                                                                      --------------

   Paper & Forest Products (0.3%)
      International Paper Co.                                40,000        1,264,000
      Votorantim Celulose e Papel SA, ADR                   100,000        1,205,000
                                                                      --------------
                                                                           2,469,000
                                                                      --------------
                                                                          30,782,475
                                                                      --------------

Telecommunication Services (1.7%)
   Diversified Telecommunication Services (1.3%)
      AFK Sistema (a)                                        50,000          886,000
      BellSouth Corp.                                        67,500        1,863,000
      Philippine Long Distance Telephone Co., ADR            36,800        1,069,776
      SBC Communications, Inc.                               50,000        1,222,500
      Telekomunikasi Indonesia, ADR                         110,000        2,544,300
      Verizon Communications, Inc.                           50,000        1,711,500
                                                                      --------------
                                                                           9,297,076
                                                                      --------------

   Wireless Telecommunication Services (0.4%)
      Crown Castle International Corp. (a)                   75,000        1,632,000
      Telemig Celular Participacoes SA                       50,000        1,588,500
                                                                      --------------
                                                                           3,220,500
                                                                      --------------
                                                                          12,517,576
                                                                      --------------

Utilities (2.7%)
   Electric Utilities (1.1%)
      Edison International                                  100,000        4,088,000
      Entergy Corp.                                          20,800        1,621,152
      Exelon Corp.                                           40,000        2,140,800
      Westar Energy, Inc.                                    30,000          729,900
                                                                      --------------
                                                                           8,579,852
                                                                      --------------

   Gas Utilities (0.2%)
      ONEOK, Inc.                                            50,000        1,747,500
                                                                      --------------

   Independent Power Producers & Energy
    Traders (0.2%) Duke Energy Corp.                         50,000        1,477,000
                                                                      --------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES            VALUE
                                                     --------------   --------------
Common Stocks (continued)
   Multi-Utilities (1.0%)
      Dominion Resources, Inc.                               20,000   $    1,477,200
      NiSource, Inc.                                        125,000        3,036,250
      TECO Energy, Inc.                                     137,500        2,607,000
                                                                      --------------
                                                                           7,120,450
                                                                      --------------

   Water Utilities (0.2%)
      American States Water Co.                              37,500        1,166,250
                                                                      --------------
                                                                          20,091,052
                                                                      --------------

      Total Common Stocks
       (Cost of $479,235,480)                                            623,743,636
                                                                      --------------
Investment Company (0.3%)
      iShares MSCI Japan Index Fund
       (Cost of $1,543,000)                                 200,000        2,048,000
                                                                      --------------

                                                           Par
                                                     --------------
Short-Term Obligation (16.9%)
      Repurchase agreement with State Street Bank
       & Trust Co., dated 07/29/05, due 08/01/05
       at 3.170%, collateralized by a U.S.
       Treasury Bond maturing 05/15/13, market
       value of $130,169,354 (repurchase proceeds
       $127,646,711)
       (Cost of $127,613,000)                        $  127,613,000      127,613,000
                                                                      --------------

      Total Investments (99.7%)
       (Cost of $608,391,480) (c)                                        753,404,636

      Other Assets & Liabilities, Net (0.3%)                               2,455,112
                                                                      --------------

      Net Assets (100.0%)                                             $  755,859,748
                                                                      ==============

   Notes to Schedule of Investments:
   (a)  Non-income producing security.
   (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of this security represents 1.1% of net assets.
   (c)  Cost for federal income tax purposes is $612,078,747.

                 See Accompanying Notes to Financial Statements.

   At July 31, 2005, the Fund held investments in the following sectors:

                                                 % OF
   SECTOR                                     NET ASSETS
   ------                                     ----------
   Health Care                                      14.7%
   Information Technology                           12.9
   Financials                                       10.4
   Consumer Discretionary                            9.6
   Consumer Staples                                  9.1
   Industrials                                       9.1
   Energy                                            8.2
   Materials                                         4.1
   Utilities                                         2.7
   Telecommunication Services                        1.7
   Investment Company                                0.3
   Short-Term Obligation                            16.9
   Other Assets & Liabilities, Net                   0.3
                                              ----------
                                                   100.0%
                                              ==========

       ACRONYM                  NAME
   --------------   ----------------------------
        ADR          American Depositary Receipt
        GDR           Global Depositary Receipt
        REIT        Real Estate Investment Trust

                See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:
  Investments, at identified cost (including repurchase agreement)       $ 608,391,480
                                                                         -------------
  Investments, at value                                                  $ 625,791,636
  Repurchase agreement                                                     127,613,000
  Cash                                                                             738
  Receivable for:
     Investments sold                                                        3,885,529
     Capital stock sold                                                          8,106
     Interest                                                                   33,711
     Dividends                                                                 789,583
     Foreign tax reclaims                                                       54,972
  Expense reimbursement due from Investment Advisor                              3,735
  Deferred Trustees' compensation plan                                           4,658
                                                                         -------------
  Total Assets                                                             758,185,668
                                                                         -------------

LIABILITIES:
  Payable for:
     Investments purchased                                                   1,546,114
     Capital stock redeemed                                                    465,334
     Investment advisory fee                                                   253,917
     Transfer agent fee                                                            205
     Trustees' fees                                                                 33
     Custody fee                                                                 7,101
     Chief compliance officer fees and expenses                                    576
  Deferred Trustees' fees                                                        4,658
  Other liabilities                                                             47,982
                                                                         -------------
  Total Liabilities                                                          2,325,920
                                                                         -------------
NET ASSETS                                                               $ 755,859,748
                                                                         =============

NET ASSETS consist of:
  Paid-in capital                                                        $ 575,704,327
  Undistributed net investment income                                        5,520,856
  Accumulated net realized gain                                             29,623,085
  Net unrealized appreciation (depreciation) on:
   Investments                                                             145,013,156
   Foreign currency translations                                                (1,676)
                                                                         -------------
NET ASSETS                                                               $ 755,859,748
                                                                         =============
Shares of capital stock outstanding                                         49,664,049
                                                                         =============
Net asset value, offering and redemption price per share                 $       15.22
                                                                         =============

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             STATEMENT OF OPERATIONS

For the Year Ended July 31, 2005

NET INVESTMENT INCOME:
   Income:
      Dividends                                                          $   9,805,169
      Interest                                                               2,544,563
      Foreign withholding tax                                                 (290,496)
                                                                         -------------
         Total Investment Income                                            12,059,236
                                                                         -------------

   Expenses:
      Investment advisory fee                                                2,812,400
      Transfer agent fee                                                         2,099
      Trustees' fees                                                            20,046
      Custody fee                                                               67,005
      Chief compliance officer fees and expenses (See Note 4)                    6,181
      Non-recurring costs (See Note 8)                                          12,981
      Other expenses                                                           132,790
                                                                         -------------
         Total Expenses                                                      3,053,502
      Expense reimbursement by Investment Advisor                             (228,462)
      Non-recurring costs assumed by Investment Advisor (See Note 8)           (12,981)
      Custody earnings credit                                                   (1,518)
                                                                         -------------
         Net Expenses                                                        2,810,541
                                                                         -------------
   Net Investment Income                                                     9,248,695
                                                                         -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
      Investments                                                           34,895,782
      Foreign currency transactions                                           (106,216)
                                                                         -------------
         Net realized gain                                                  34,789,566
                                                                         -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                           62,846,727
      Foreign currency translations                                             (2,135)
                                                                         -------------
         Net change in unrealized appreciation (depreciation)               62,844,592
                                                                         -------------
   Net Gain                                                                 97,634,158
                                                                         -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $ 106,882,853
                                                                         =============

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED JULY 31,
                                                                            ------------------------------
                                                                                 2005             2004
                                                                            -------------    -------------
Operations:
   Net investment income                                                    $   9,248,695    $   5,021,621
   Net realized gain on investments and foreign currency transactions          34,789,566       42,218,753
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency translations                                         62,844,592       30,946,840
                                                                            -------------    -------------
   Net increase from operations                                               106,882,853       78,187,214

Distributions declared to shareholders:
   From net investment income                                                  (6,517,434)      (3,979,500)
   From net realized gains                                                    (33,081,757)      (6,937,177)
                                                                            -------------    -------------

Total distributions declared to shareholders                                  (39,599,191)     (10,916,677)
                                                                            -------------    -------------

Share Transactions:
   Subscriptions                                                              107,867,251      236,903,542
   Distributions reinvested                                                    38,913,285       10,729,185
   Redemptions                                                                (76,918,698)     (66,809,077)
                                                                            -------------    -------------
     Net increase in share transactions                                        69,861,838      180,823,650
                                                                            -------------    -------------
Net increase in net assets                                                    137,145,500      248,094,187

NET ASSETS:
Beginning of period                                                           618,714,248      370,620,061
                                                                            -------------    -------------
End of period                                                               $ 755,859,748    $ 618,714,248
                                                                            =============    =============
Undistributed net investment income                                         $   5,520,856    $   2,983,567
                                                                            =============    =============

Changes in Shares:
   Subscriptions                                                                7,444,993       18,201,135
   Issued for distributions reinvested                                          2,670,781          795,344
   Redemptions                                                                 (5,281,801)      (4,903,233)
                                                                            -------------    -------------
     Net increase                                                               4,833,973       14,093,246
                                                                            -------------    -------------

                See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1.    ORGANIZATION

CMG Strategic Equity Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

FUND SHARES. The Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.    FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

            UNDISTRIBUTED           ACCUMULATED
        NET INVESTMENT INCOME    NET REALIZED GAIN    PAID-IN CAPITAL
        ---------------------    -----------------    ---------------
        $            (193,972)   $         193,972    $             -

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                      JULY 31, 2005   JULY 31, 2004
                                      -------------   -------------
   DISTRIBUTIONS PAID FROM:
     Ordinary income*                 $  20,070,000   $   8,312,541
     Long-term capital gains             19,529,191       2,604,136

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED         UNDISTRIBUTED        NET UNREALIZED
        ORDINARY INCOME   LONG-TERM CAPITAL GAINS    APPRECIATION*
        ---------------   -----------------------   --------------
        $    11,177,991   $            27,659,707   $  141,325,889

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and REIT adjustments.

Unrealized appreciation and depreciation at July 31, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation               $ 147,543,976
   Unrealized depreciation                  (6,218,087)
                                         -------------
      Net unrealized appreciation        $ 141,325,889
                                         =============

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Effective on or about September 30, 2005, Columbia Management Advisors, Inc. will undergo a name change to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the investment advisory fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Effective on or about September 30, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc.

For the year ended July 31, 2005, the Fund's effective transfer agent fee rate was less than 0.01%.

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has contractually agreed to reimburse the Fund through November 30, 2005 for certain expenses so that the expenses incurred by the Fund, including the investment advisory fee, will not exceed 0.40% of the Fund's average daily net assets.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2005, the Fund paid $2,215 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.    PORTFOLIO INFORMATION

For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $399,228,913 and $377,288,655, respectively.

NOTE 6.    LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended July 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7.    SHARES OF BENEFICIAL INTEREST

As of July 31, 2005, 42.5% of the outstanding shares of the Fund were held by 5 shareholders, each of which owns in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Fund.

NOTE 8.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended July 31, 2005, Columbia has assumed $12,981 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG STRATEGIC EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (the "Fund"), a portfolio of CMG Fund Trust, at July 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2005

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

23.34% of the ordinary income distributed by the Fund, for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 31.77%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the income earned by the Fund for the year August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

For the fiscal year ended July 31, 2005, the Fund designated long-term capital gains of $29,413,986.

                                    Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                              PRINCIPAL OCCUPATION(S)
                                                                  DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST         COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
            ELECTED OR APPOINTED TO OFFICE(1)                                OTHER DIRECTORSHIPS HELD
--------------------------------------------------------  --------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 49)                                Executive Vice President--Strategy of United Airlines
P.O.Box 66100                                             (airline) since December, 2002 (formerly President of UAL
Chicago, IL 60666                                         Loyalty Services (airline) from September, 2001 to December,
Trustee (since 1996)                                      2002; Executive Vice President and Chief Financial Officer of
                                                          United Airlines from July, 1999 to September, 2001; Senior
                                                          Vice President--Finance from March, 1993 to July, 1999).
                                                          Oversees 101, Nash Finch Company (food distributor)

Janet Langford Kelly (age 47)                             Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                                   Adjunct Professor of Law, Northwestern University, since
Richland, MI 49083-8530                                   September, 2004 (formerly Chief Administrative Officer and
Trustee (since 1996)                                      Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice
                                                          President--Corporate Development and Administration, General
                                                          Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President,
                                                          Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 101, None

Richard W. Lowry (age 69)                                 Private Investor since August, 1987 (formerly Chairman and
10701 Charleston Drive                                    Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963                                      products manufacturer)). Oversees 103(3), None
Trustee (since 1995)

Charles R. Nelson (age 62)                                Professor of Economics, University of Washington, since
Department of Economics                                   January, 1976; Ford and Louisa Van Voorhis Professor of
University of Washington                                  Political Economy, University of Washington, since September,
Seattle, WA 98195                                         1993 (formerly Director, Institute for Economic Research,
Trustee (since 1981)                                      University of Washington from September, 2001 to June, 2003)
                                                          Adjunct Professor of Statistics, University of Washington,
                                                          since September, 1980; Associate Editor, Journal of Money
                                                          Credit and Banking, since September, 1993; consultant on
                                                          econometric and statistical matters. Oversees 101, None

John J. Neuhauser (age 63)                                Academic Vice President and Dean of Faculties since August,
84 College Road                                           1999, Boston College (formerly Dean, Boston College School of
Chestnut Hill, MA 02467-3838                              Management from September, 1977 to August, 1999). Oversees
Trustee (since 1985)                                      103(3), Saucony, Inc. (athletic footwear)

Patrick J. Simpson (age 61)                               Partner, Perkins Coie L.L.P. (law firm). Oversees 101, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                              PRINCIPAL OCCUPATION(S)
                                                                  DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST         COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
            ELECTED OR APPOINTED TO OFFICE(1)                                OTHER DIRECTORSHIPS HELD
--------------------------------------------------------  --------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 69)                                Business Consultant since 1999 (formerly Professor of Finance
2208 Tawny Woods Place                                    from 1975 to 1999, College of Business, Boise State
Boise, ID 83706                                           University); Chartered Financial Analyst. Oversees 101, None
Trustee (since 1998)

Thomas C. Theobald (age 68)                               Partner and Senior Advisor, Chicago Growth Partners (private
8 Sound Shore Drive,                                      equity investing) since September, 2004 (formerly Managing
Suite 285                                                 Director, William Blair Capital Partners (private equity
Greenwich, CT 06830                                       investing) from September, 1994 to September, 2004). Oversees
Trustee and Chairman of the Board(4) (since 1996)         101, Anixter International (network support equipment
                                                          distributor); Ventas, Inc. (real estate investment trust);
                                                          Jones Lang LaSalle (real estate management services) and Ambac
                                                          Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 59)                                Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                                    Industry, IBM Corporation (computer and technology) from 1994
Hopkinton, NH 03229                                       to 1997). Oversees 101, Chairman of the Board of Directors,
Trustee (since 1998)                                      Enesco Group, Inc. (designer, importer and distributor of
                                                          giftware and collectibles)

Richard L. Woolworth (age 64)                             Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street                                    Executive Officer, The Regence Group (regional health
#1500 Portland, OR 97207                                  insurer); Chairman and Chief Executive Officer, BlueCross
Trustee (since 1991)                                      BlueShield of Oregon; Certified Public Accountant, Arthur
                                                          Young & Company). Oversees 101, Northwest Natural Gas Co.
                                                          (natural gas service provider)

INTERESTED TRUSTEE

William E. Mayer(2) (age 65)                              Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                           February, 1999 (formerly Partner, Development Capital LLC from
Suite 3204                                                November 1996 to February, 1999). Oversees 103(3), Lee
New York, NY 10022                                        Enterprises (print media), WR Hambrecht + Co. (financial
Trustee (since 1994)                                      service provider); Reader's Digest (publishing); OPENFIELD
                                                          Solutions (retail industry technology provider)

----------
(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                                    Officers

          NAME, ADDRESS AND AGE, POSITION WITH
          COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                   APPOINTED TO OFFICE                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------------
Christopher L. Wilson (age 48)                            Head of Mutual Funds since August, 2004 and Senior Vice
One Financial Center                                      President of the Advisor since January, 2005; President of the
Boston, MA 02111                                          Columbia Funds, Liberty Funds and Stein Roe Funds since
President (since 2004)                                    October, 2004; President and Chief Executive Officer of the
                                                          Nations Funds since January, 2005; President of the Galaxy
                                                          Funds since April 2005; Director of Bank of America Global
                                                          Liquidity Funds, plc since May 2005; Director of Banc of
                                                          America Capital Management (Ireland), Limited since May 2005;
                                                          Senior Vice President of BACAP Distributors LLC since January,
                                                          2005; Director of FIM Funding, Inc. since January, 2005;
                                                          Senior Vice President of Columbia Funds Distributor, Inc.
                                                          since January, 2005; Director of Columbia Funds Services, Inc.
                                                          since January, 2005 (formerly President and Chief Executive
                                                          Officer, CDC IXIS Asset Management Services, Inc. from
                                                          September, 1998 to August, 2004).

J. Kevin Connaughton (age 41)                             Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                      Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                          December, 2000; Vice President of the Advisor since April,
Treasurer (since 2000)                                    2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004;
                                                          Chief Accounting Officer and Controller of the Liberty Funds
                                                          and All-Star Funds from February, 1998 to October, 2000);
                                                          Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                          Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                                          Colonial Management Associates, Inc. from February, 1998 to
                                                          October, 2000).

Mary Joan Hoene (age 54)                                  Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                                       Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005                                        Funds since August, 2004 (formerly Partner, Carter, Ledyard &
Senior Vice President and Chief Compliance                Milburn LLP from January, 2001 to August, 2004; Counsel,
Officer (since 2004)                                      Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                                          2000; Vice President and Counsel, Equitable Life Assurance
                                                          Society of the United States from April, 1998 to November,
                                                          1999).

Michael G. Clarke (age 35)                                Chief Accounting Officer of the Columbia Funds, Liberty Funds,
One Financial Center                                      Stein Roe Funds and All-Star Funds since October, 2004
Boston, MA 02111                                          (formerly Controller of the Columbia Funds, Liberty Funds,
Chief Accounting Officer (since 2004)                     Stein Roe Funds and All-Star Funds from May, 2004 to October,
                                                          2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                          President, Product Strategy & Development of the Liberty Funds
                                                          and Stein Roe Funds from February, 2001 to June, 2002;
                                                          Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                          the All-Star Funds from August, 1999 to February, 2001; Audit
                                                          Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (age 35)                               Controller of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                      Funds and All-Star Funds since October, 2004 (formerly Vice
Boston, MA 02111                                          President of CDC IXIS Asset Management Services, Inc. and
Controller (since 2004)                                   Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
                                                          Funds from February, 2003 to September, 2004; Assistant Vice
                                                          President of CDC IXIS Asset Management Services, Inc. and
                                                          Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November,
                                                          1996 to August, 2000).

R. Scott Henderson (age 46)                               Secretary of the Columbia Funds, Liberty Funds and Stein Roe
One Financial Center                                      Funds since December, 2004 (formerly Of Counsel, Bingham
Boston, MA 02111                                          McCutchen from April, 2001 to September, 2004; Executive
Secretary (since 2004)                                    Director and General Counsel, Massachusetts Pension Reserves
                                                          Investment Management Board from September, 1997 to March,
                                                          2001).

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

                             - INVESTMENT ADVISOR -
                        COLUMBIA MANAGEMENT ADVISORS, LLC
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624

                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624

                               - TRANSFER AGENT -
                       COLUMBIA MANAGEMENT SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081

                                               SHC-42/89540-0805 (09/05) 05/7532

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA MANAGEMENT DISTRIBUTORS, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

[COLUMBIA MANAGEMENT(R) LOGO]


                               CMG CORE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                               CMG HIGH YIELD FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                  ANNUAL REPORT
                                  JULY 31, 2005


                                                      NOT FDIC   MAY LOSE VALUE
                                                      INSURED  -----------------
                                                               NO BANK GUARANTEE

Advised by Columbia Management Advisors, Inc.

Columbia Management is the primary investment management division of Banc of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

                                TABLE OF CONTENTS

Management Discussion of Fund Performance
   CMG Core Bond Fund                                                          1
   CMG Short Term Bond Fund                                                    6
   CMG Ultra Short Term Bond Fund                                             11
   CMG High Yield Fund                                                        16

Financial Statements
   Financial Highlights                                                       21
   Schedule of Investments                                                    25
   Statements of Assets and Liabilities                                       59
   Statements of Operations                                                   60
   Statements of Changes in Net Assets                                        61
   Notes to Financial Statements                                              63
   Report of Independent Registered Public Accounting Firm                    71
   Unaudited Information                                                      72
   Trustees                                                                   73
   Officers                                                                   75

The views expressed in the Portfolio Commentaries reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2005, the CMG Core Bond Fund returned 4.98%. The fund outperformed both the Lehman Brothers Aggregate Bond Index,(1) which returned 4.79%, and the Lipper Corporate Debt Funds A-Rated Category, which averaged 4.71% over the same period.(2) Investments in corporate bonds and mortgage-backed securities aided performance relative to the fund's benchmark. We believe these same holdings helped the fund exceed its peer group average.

AN UNUSUAL ENVIRONMENT FOR BONDS

Fixed-income investors faced an unusual combination of circumstances during the past 12 months. Seldom, if ever, has the Federal Reserve's (the Fed's) sustained effort to raise short-term interest rates higher been accompanied by such a persistent decline in long-term rates. The Fed raised the federal funds rate a total of eight times during the period, reflecting a backdrop of steady yet unspectacular growth in the national economy.(3)

However, long-term rates were insulated from the Fed's efforts. While yields on 2-year Treasury obligations rose by 134 basis points over the past year, yields on 10-year and 30-year bonds fell by 20 and 73 basis points, respectively. Because we expected long-term rates to rise along with short-term rates, in keeping with historical precedent, we kept the portfolio's duration relatively short during the period. This strategy hampered returns during the period as long-term bonds exhibited unexpected strength.

CORPORATE BONDS AND MORTGAGES PROVE THEIR WORTH

We believe that the ultimate reason for the fund's above-average showing during the period was our willingness to move outside the Treasury market into corporate bonds, mortgage-backed securities and asset-backed securities. Each of these sectors outperformed Treasury securities of comparable maturities, aided by the combination of rising corporate profits and stable-to-lower long-term rates.

Our security selection within these sectors also added to our returns. Within the corporate bond market, we overweighted strong-performing industries such as energy, capital goods and consumer non-cyclicals. Within the mortgage arena, our exposure to 15-year mortgage collateral was especially helpful to overall performance. These securities did better than longer-term mortgage obligations.

LOOKING AHEAD

As the trends of the past year unfolded, we took steps to position the portfolio to take advantage of the prevailing economic environment. Two particular aspects of this positioning are worth highlighting, because we believe they remain relevant for the year ahead. First, we reduced our commitment to corporate bonds, noting that their yield advantage over Treasuries has declined to historically low levels and that the steady rise in short-term rates may begin to crimp corporate profits. In addition, we maintained a position in TIPS (Treasury Inflation Protected Securities) in case the economy experiences higher-than-expected inflation in the year ahead. The ability of the economy to weather higher energy prices has been impressive, but recent trends suggest potential benefits for securities that peg their rates to inflation.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were (%):

     Federal National Mortgage Association, TBA 5.000% 09/14/2035              9.1
     U.S. Treasury Bond, 6.250% 08/15/2023                                     7.3
     Federal National Mortgage Association, 5.000% 04/01/2020                  5.2
     Federal National Mortgage Association, 5.500% 12/01/2032                  3.4
     U.S. Treasury Inflation Index Note 3.625% 01/15/2008                      3.0
     Federal National Mortgage Association Discount, 3.174% 09/14/2005         2.8
     Federal National Mortgage Association 5.000% 01/25/2031                   2.5
     AmeriCredit Automobile Receivables Trust 3.220% 07/06/2008                2.0
     Federal Home Loan Mortgage Corp. 4.500% 03/15/2018                        2.0
     Federal National Mortgage Association 5.000%, 02/01/2020                  1.8

We appreciate your continued confidence in the CMG Core Bond Fund.

Leonard A. Aplet has co-managed the CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Leonard A. Aplet

Richard R. Cutts has co-managed the Fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Richard R. Cutts

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

----------
(1) The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

(3)  The federal funds rate was increased again on August 9, 2005.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                     INCEPTION     1-YEAR       LIFE
CMG Core Bond Fund                                    9/1/00        4.98        6.38
Lehman Brothers Aggregate Bond Index                                4.79        6.83

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                     INCEPTION     1-YEAR       LIFE
CMG Core Bond Fund                                    9/1/00        6.93        6.67
Lehman Brothers Aggregate Bond Index                                6.80        7.15

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 1, 2000 TO JULY 31, 2005

                    CMG CORE BOND FUND      LEHMAN BROTHERS AGGREGATE BOND INDEX
9/1/2000                 $  10,000                        $  10,000
9/30/2000                $  10,075                        $  10,063
10/31/2000               $  10,130                        $  10,129
11/30/2000               $  10,309                        $  10,296
12/31/2000               $  10,522                        $  10,487
1/31/2001                $  10,681                        $  10,659
2/28/2001                $  10,786                        $  10,752
3/31/2001                $  10,844                        $  10,806
4/30/2001                $  10,784                        $  10,760
5/31/2001                $  10,850                        $  10,825
6/30/2001                $  10,897                        $  10,866
7/31/2001                $  11,144                        $  11,109
8/31/2001                $  11,264                        $  11,237
9/30/2001                $  11,424                        $  11,368
10/31/2001               $  11,651                        $  11,606
11/30/2001               $  11,503                        $  11,446
12/31/2001               $  11,445                        $  11,373
1/31/2002                $  11,499                        $  11,465
2/28/2002                $  11,605                        $  11,576
3/31/2002                $  11,426                        $  11,384
4/30/2002                $  11,636                        $  11,605
5/31/2002                $  11,736                        $  11,703
6/30/2002                $  11,823                        $  11,804
7/31/2002                $  11,911                        $  11,947
8/31/2002                $  12,114                        $  12,149
9/30/2002                $  12,295                        $  12,345
10/31/2002               $  12,114                        $  12,289
11/30/2002               $  12,093                        $  12,285
12/31/2002               $  12,281                        $  12,539
1/31/2003                $  12,292                        $  12,551
2/28/2003                $  12,473                        $  12,724
3/31/2003                $  12,458                        $  12,714
4/30/2003                $  12,554                        $  12,819
5/31/2003                $  12,776                        $  13,058
6/30/2003                $  12,731                        $  13,031
7/31/2003                $  12,330                        $  12,594
8/31/2003                $  12,399                        $  12,677
9/30/2003                $  12,730                        $  13,013
10/31/2003               $  12,609                        $  12,892
11/30/2003               $  12,633                        $  12,923
12/31/2003               $  12,741                        $  13,054
1/31/2004                $  12,846                        $  13,159
2/29/2004                $  12,988                        $  13,301
3/31/2004                $  13,090                        $  13,401
4/30/2004                $  12,767                        $  13,052
5/31/2004                $  12,699                        $  13,000
6/30/2004                $  12,773                        $  13,074
7/31/2004                $  12,907                        $  13,204
8/31/2004                $  13,129                        $  13,456
9/30/2004                $  13,178                        $  13,492
10/31/2004               $  13,296                        $  13,605
11/30/2004               $  13,181                        $  13,497
12/31/2004               $  13,319                        $  13,621
1/31/2005                $  13,399                        $  13,704
2/28/2005                $  13,330                        $  13,623
3/31/2005                $  13,265                        $  13,554
4/30/2005                $  13,443                        $  13,737
5/31/2005                $  13,583                        $  13,885
6/30/2005                $  13,659                        $  13,961
7/31/2005                $  13,550                        $  13,834

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from September 1, 2000.

UNDERSTANDING YOUR EXPENSES - CMG CORE BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE       EXPENSES PAID      FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)  END OF THE PERIOD ($)  DURING THE PERIOD ($)  EXPENSE RATIO (%)
   ACTUAL     HYPOTHETICAL    ACTUAL  HYPOTHETICAL  ACTUAL  HYPOTHETICAL
  1,000.00        1,000.00   1,011.31     1,023.55    1.25           1.25               0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 2.47% for the 12-month period ended July 31, 2005. The fund outperformed the Merrill Lynch 1-3 Year Treasury Index,(1) which returned 1.22% during the period. The fund also outperformed its peer group, the Lipper Short Investment Grade Debt Funds Category, whose average return was 1.76%.(2) The maturity structure of the portfolio was well matched to interest-rate movements during the period, which aided performance.

THE BARBELL MEETS A FLATTENING YIELD CURVE

Throughout the past 12 months, we maintained a "barbell" structure that emphasized the short and long ends of the fund's maturity spectrum while de-emphasizing intermediate maturities. This strategy was a good fit with a Treasury yield curve that flattened over the course of the year. The yield curve "flattens" when short-term rates rise and long-term rates decline. Normally, the yield curve, which displays the progression of yields from short to long-term, is positively sloped.

In particular, the fund benefited from the Federal Reserve's (the Fed's) repeated short-term interest rate increases. The Fed raised the federal funds rate eight times during the reporting period.(3) As short-term securities matured, we were able to reinvest the proceeds at higher rates than those available during the past two years. In addition, the coupons on the fund's floating-rate notes were reset at steadily higher levels as the year went on.

ADDED VALUE OUTSIDE THE TREASURY MARKET

The fund's performance was enhanced by positions in corporate bonds, which outperformed Treasury bonds for the period as a whole. Industry selection was generally favorable. The fund was overweight in energy and consumer non-cyclical sectors, which were strong performers during the period. The fund's exposure to the auto manufacturers sector proved to be a slight detriment. The entire sector came under pressure in the spring when General Motors and Ford bonds were downgraded. We eliminated the fund's General Motors Acceptance holdings and elected to retain small positions in Ford Motor Credit and DaimlerChrysler N.A. Holding (0.6% and 0.3%, respectively).

Positions in mortgage-backed and asset-backed securities also aided our performance, as bonds in these sectors outperformed Treasury securities with comparable maturities. Our ability to make significant investments in these longer-term sectors was made possible by the barbell approach, whose short-term component kept the portfolio's overall duration in check. Duration is a measure of interest-rate sensitivity.

LOOKING AHEAD

As the trends of the past year unfolded, we took steps to position the portfolio to take advantage of the prevailing economic environment. Two particular aspects of this positioning are worth highlighting because we believe they remain relevant for the year ahead. First, we reduced the fund's commitment to corporate bonds, noting that their yield advantage over

Treasuries has declined to historically low levels and that the steady rise in short-term interest rates could begin to crimp corporate profits. Second, we maintained a position in TIPS (Treasury Inflation Protected Securities) in case the economy experiences higher-than-expected inflation in the year ahead. The ability of the economy to weather higher energy prices has been impressive, but recent trends suggest potential benefits from securities that peg their rates to inflation.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were (%):

     U.S. Treasury Note, 3.375% 10/15/2009                                   5.0
     U.S. Treasury Inflation Index Note, 3.625% 01/15/2008                   3.9
     SLM Student Loan Trust, 4.080% 01/25/2013                               3.4
     Federal Home Loan Mortgage Corp., 4.000% 10/15/2026                     2.4
     Countrywide Home Loans, 3.860% 08/25/2018                               2.3
     Prudential Securities Secured Financing, 6.480% 11/01/2031              2.1
     Federal Home Loan Mortgage Corp., 3.000% 06/15/2009                     2.0
     Federal National Mortgage Association, 4.500% 01/01/2020                2.0
     Residential Asset Securitization Trust, 3.910% 02/25/2034               1.9
     Federal Home Loan Mortgage Corp., 4.000% 05/01/2011                     1.8

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Leonard A. Aplet

Richard R. Cutts has co-managed the Fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Richard R. Cutts

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

----------
(1) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

(3)  The federal funds rate was increased again on August 9, 2005.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                       INCEPTION    1-YEAR    5-YEAR    LIFE
CMG Short Term Bond Fund                                  2/2/98      2.47      4.98    5.02
Merrill Lynch 1-3 Year Treasury Index                                 1.22      4.30    4.57

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                       INCEPTION    1-YEAR    5-YEAR    LIFE
CMG Short Term Bond Fund                                  2/2/98      3.11      5.18    5.11
Merrill Lynch 1-3 Year Treasury Index                                 1.87      4.49    4.66

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 2, 1998 TO JULY 31, 2005

              CMG SHORT TERM BOND FUND     MERRILL LYNCH 1-3 YEAR TREASURY INDEX
2/2/98               $  10,000                           $  10,000
2/28/98              $  10,005                           $  10,010
3/31/98              $  10,040                           $  10,051
4/30/98              $  10,099                           $  10,098
5/31/98              $  10,168                           $  10,152
6/30/98              $  10,236                           $  10,205
7/31/98              $  10,279                           $  10,253
8/31/98              $  10,425                           $  10,382
9/30/98              $  10,563                           $  10,519
10/31/98             $  10,536                           $  10,570
11/30/98             $  10,561                           $  10,561
12/31/98             $  10,612                           $  10,598
1/31/99              $  10,691                           $  10,640
2/28/99              $  10,608                           $  10,588
3/31/99              $  10,688                           $  10,661
4/30/99              $  10,723                           $  10,695
5/31/99              $  10,687                           $  10,689
6/30/99              $  10,704                           $  10,722
7/31/99              $  10,695                           $  10,756
8/31/99              $  10,705                           $  10,787
9/30/99              $  10,815                           $  10,858
10/31/99             $  10,847                           $  10,887
11/30/99             $  10,875                           $  10,908
12/31/99             $  10,886                           $  10,923
1/31/2000            $  10,879                           $  10,918
2/29/2000            $  10,956                           $  10,992
3/31/2000            $  11,046                           $  11,060
4/30/2000            $  11,040                           $  11,088
5/31/2000            $  11,075                           $  11,134
6/30/2000            $  11,233                           $  11,250
7/31/2000            $  11,316                           $  11,321
8/31/2000            $  11,431                           $  11,404
9/30/2000            $  11,543                           $  11,487
10/31/2000           $  11,598                           $  11,549
11/30/2000           $  11,743                           $  11,658
12/31/2000           $  11,929                           $  11,797
1/31/2001            $  12,094                           $  11,944
2/28/2001            $  12,197                           $  12,022
3/31/2001            $  12,295                           $  12,122
4/30/2001            $  12,301                           $  12,155
5/31/2001            $  12,386                           $  12,223
6/30/2001            $  12,440                           $  12,264
7/31/2001            $  12,639                           $  12,402
8/31/2001            $  12,734                           $  12,473
9/30/2001            $  12,918                           $  12,679
10/31/2001           $  13,064                           $  12,800
11/30/2001           $  12,973                           $  12,772
12/31/2001           $  12,945                           $  12,777
1/31/2002            $  13,010                           $  12,802
2/28/2002            $  13,080                           $  12,864
3/31/2002            $  12,995                           $  12,776
4/30/2002            $  13,104                           $  12,919
5/31/2002            $  13,205                           $  12,971
6/30/2002            $  13,284                           $  13,080
7/31/2002            $  13,352                           $  13,240
8/31/2002            $  13,464                           $  13,285
9/30/2002            $  13,588                           $  13,395
10/31/2002           $  13,456                           $  13,426
11/30/2002           $  13,452                           $  13,384
12/31/2002           $  13,581                           $  13,511
1/31/2003            $  13,599                           $  13,510
2/28/2003            $  13,699                           $  13,567
3/31/2003            $  13,724                           $  13,591
4/30/2003            $  13,774                           $  13,617
5/31/2003            $  13,888                           $  13,669
6/30/2003            $  13,900                           $  13,689
7/31/2003            $  13,713                           $  13,615
8/31/2003            $  13,743                           $  13,625
9/30/2003            $  13,919                           $  13,749
10/31/2003           $  13,863                           $  13,698
11/30/2003           $  13,866                           $  13,691
12/31/2003           $  13,949                           $  13,770
1/31/2004            $  14,008                           $  13,798
2/29/2004            $  14,082                           $  13,864
3/31/2004            $  14,133                           $  13,907
4/30/2004            $  14,018                           $  13,774
5/31/2004            $  13,997                           $  13,761
6/30/2004            $  14,022                           $  13,760
7/31/2004            $  14,085                           $  13,809
8/31/2004            $  14,184                           $  13,905
9/30/2004            $  14,201                           $  13,892
10/31/2004           $  14,241                           $  13,935
11/30/2004           $  14,212                           $  13,865
12/31/2004           $  14,269                           $  13,895
1/31/2005            $  14,278                           $  13,889
2/28/2005            $  14,272                           $  13,857
3/31/2005            $  14,259                           $  13,858
4/30/2005            $  14,345                           $  13,936
5/31/2005            $  14,408                           $  13,989
6/30/2005            $  14,460                           $  14,017
7/31/2005            $  14,435                           $  13,974

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from February 2, 1998.

UNDERSTANDING YOUR EXPENSES - CMG SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
  ACTUAL      HYPOTHETICAL      ACTUAL   HYPOTHETICAL    ACTUAL  HYPOTHETICAL
 1,000.00       1,000.00       1,010.91    1,023.55       1.25       1.25              0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Ultra Short Term Bond Fund returned 1.83% for the 12-month period ended July 31, 2005. The fund outperformed both the Citigroup One-Year U.S. Treasury Bill Index,(1) which returned 1.46% for the period, and the average return of the Lipper Short Investment Grade Debt Funds Category, which was 1.76%.(2) The fund had more exposure to corporate bonds and asset backed securities than the index. We believe that this overweight accounted for its strong relative performance.

Short-term bonds faced a challenging environment over the past 12 months. Their difficulties were driven primarily by the monetary policy of the Federal Reserve Board (the Fed), which raised a key short term interest rate--the federal funds rate--eight times during the period. These actions resulted in a two percentage-point rise in short-term interest rates, which negatively affected the fund's fixed income holdings as bond yields and prices move in opposite directions.(3)

However, the positive economic growth that sparked the Fed's rate-raising cycle aided returns from the fund's corporate bond positions as the yield spread between them and US Treasuries narrowed. These corporate securities outperformed short-term Treasuries, providing a boost to performance. In addition, floating-rate bonds performed particularly well. Because their yields are reset periodically, the fund was able to capture the positive effect of increases in short-term rates.

The search for income (yield) is central to the fund's efforts to offset the negative impact of rising rates on the principal value of short-term bonds. To improve the portfolio's overall yield while maintaining a high average credit quality, we emphasized short-term corporate bonds rated A and AA by Moody's, particularly floating-rate bonds. Corporate securities represented 42% of the portfolio at the end of the period. We also increased the fund's holdings in asset-backed securities, which are secured by an issuing company's income-producing assets, to 13%. We intend to maintain this exposure as long as these bonds continued to perform well. Mortgage-backed securities, which are secured by pools of mortgage loans, have also done well and we plan to add to the fund's position (11% of the portfolio as of 7/31/05) as individual values merit.

We expect the Fed to continue to raise short-term interest rates until early 2006. To take advantage of this environment, we plan to maintain the fund's position in floating-rate issues. Should the Fed take a breather from its rate-raising cycle, we are prepared to increase the fund's fixed-rate corporate exposure and to extend the fund's duration in order to enhance return by reducing the portfolio's exposure to floating rate corporate bonds. Duration is a measure of interest rate sensitivity. We raise duration when we expect interest rates to decline. If we are right in our judgment, this move has the potential to increase return. If we are wrong, and interest rates continue to increase, a longer duration can hurt performance.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2005 were (%):

     U.S. Treasury Notes, 2.500% 10/31/2006                            2.5
     Federal National Mortgage Association, TBA 5.500% 12/01/2020      2.5
     Federal National Mortgage Association, 3.250% 06/28/2006          2.4
     Federal Home Loan Mortgage Corp., 5.000% 12/01/2019               2.3
     Federal National Mortgage Association, 6.000% 09/01/2019          2.2
     SLM Corp., 3.610% 09/15/2006                                      1.9
     Goldman Sachs Group, Inc., 3.833% 10/27/2006                      1.8
     Morgan Stanley, 3.440% 11/24/2006                                 1.8
     Emerson Electric, 6.300% 11/01/2005                               1.8
     Federal Home Loan Mortgage Corp., 2.750% 10/15/2006               1.8

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Guy C. Holbrook has managed the Fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

/s/ Guy C. Holbrook

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds or political and economic developments.

----------
(1) The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

(3)  The federal funds rate was increased again on August 9, 2005.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

CUMULATIVE TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                   INCEPTION       1-YEAR        LIFE
CMG Ultra Short Term Bond Fund                      3/8/04           1.83        1.24
Citigroup One-Year U.S. Treasury Bill Index                          1.46        1.00

CUMULATIVE TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                   INCEPTION       1-YEAR       LIFE
CMG Ultra Short Term Bond Fund                      3/8/04           2.02        1.32
Citigroup One-Year U.S. Treasury Bill Index                          1.69        1.08

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MARCH 8, 2004 TO JULY 31, 2005

              CMG ULTRA SHORT TERM BOND FUND    CITIGROUP ONE-YEAR U.S. TREASURY BILL INDEX
3/8/2004                $  10,000                                $  10,000
3/31/2004               $   9,999                                $  10,006
4/30/2004               $   9,977                                $   9,979
5/31/2004               $   9,972                                $   9,977
6/30/2004               $   9,972                                $   9,974
7/31/2004               $   9,991                                $   9,996
8/31/2004               $  10,015                                $  10,025
9/30/2004               $  10,021                                $  10,022
10/31/2004              $  10,046                                $  10,039
11/30/2004              $  10,042                                $  10,022
12/31/2004              $  10,079                                $  10,038
1/31/2005               $  10,067                                $  10,045
2/28/2005               $  10,074                                $  10,044
3/31/2005               $  10,069                                $  10,059
4/30/2005               $  10,111                                $  10,095
5/31/2005               $  10,153                                $  10,127
6/30/2005               $  10,174                                $  10,144
7/31/2005               $  10,175                                $  10,141

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from March 8, 2004.

UNDERSTANDING YOUR EXPENSES - CMG ULTRA SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID      FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)  DURING THE PERIOD ($)  EXPENSE RATIO (%)
  ACTUAL    HYPOTHETICAL      ACTUAL   HYPOTHETICAL   ACTUAL  HYPOTHETICAL
 1,000.00     1,000.00       1,010.61    1,023.55      1.25        1.25            0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES. CMG HIGH YIELD FUND A Portfolio of CMG Fund Trust MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2005, the CMG High Yield Fund returned 7.98%. That was slightly lower than the Merrill Lynch Intermediate BB Index,(1) which returned 8.53%. It was also below the average return of the Lipper High Current Yields Category, which was 9.55% for the period.(2) Generally speaking, performance of the fund, the index and the fund's peer group reflected their relative commitments to lower quality issues. The fund's average credit quality is higher than its peer group average, a strategy that we believe is prudent for the longer term.

Macroeconomic conditions were favorable for the high-yield marketplace over the past 12 months. The economy's steady growth enabled corporate issuers to improve their balance sheets, a special boon to lower-quality issuers. The Merrill Lynch Cash Pay CCC Index advanced 14.02% for the year, mirroring the 14% advance in the S&P 500 and outpacing the Intermediate BB Index by over five percentage points.

Our preference for higher quality investments led us to underweight the electric utility and telecommunications sectors, both of which outperformed the overall market. However, the fund established a small position in electric utilities, including an investment in AES, which was a strong performer for the fund during the period (1.2% of net assets). We also increased the fund's exposure to energy-related investments from 13.2% to 15.3%. Energy is one of the largest sectors weightings within the portfolio.

In terms of individual holdings, the fund benefited from the strong operating performance of its holdings in the entertainment and leisure sector, notably Royal Caribbean and Speedway Motorsports (1.8% and 1.1% of net assets, respectively). Peabody Energy, the nation's largest coal enterprise, was another stronger performer (2.1% of net assets). Although customer deliveries were affected by a series of rail disruptions, Peabody was nonetheless a major beneficiary of high coal prices.

Poor performers included paper and forest products and packaging concerns Boise Cascade and Smurfit-Stone Container. Both companies were hurt by stiff price competition within their primary markets (1.0% and 1.0% of net assets, respectively). Cinemark was also a weak performer, held back by a spate of disappointing Hollywood releases that dampened theater attendance nationwide (1.1% of net assets).

We continue to believe that high-yield investments offer attractive prospects. The absence of meaningful inflationary pressures outside of the energy sector is likely to keep long-term bond yields in check, a plus for fixed-income investments in general. While it is possible that persistently high energy prices could restrain economic growth and bring inflation back into play, the fund's heavy weight in the energy sector should help insulate the portfolio from that scenario. Finally, from the standpoint of relative performance, the yield advantage of lower quality issues has narrowed considerably over the past two years, making it less likely that CCC and other low-rated bonds will continue to outperform. In that regard, we plan to continue the fund's emphasis on higher quality bonds.

The fund's top ten issuers (as a percentage of net assets) as of July 31, 2005 were (%):

     Peabody Energy                                                         2.1
     Cott Beverages                                                         2.1
     Lamar Media                                                            2.1
     Chesapeake Energy                                                      2.1
     Ball                                                                   2.0
     HCA                                                                    2.0
     Constellation Brands                                                   2.0
     Station Casinos                                                        1.9
     Caesars Entertainment                                                  1.9
     MGM Mirage                                                             1.9

We appreciate your continued confidence in the CMG High Yield Fund.

Jeffrey L. Rippey has managed or co-managed the CMG High Yield Fund since its inception in 1994 and has been with the advisor or its predecessors or affiliate organizations since 1981.

/s/ Jeffrey L. Rippey

Kurt M. Havnaer has co-managed the Fund since February 2000. He has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kurt M. Havnaer

Effective September 20, 2005 Stephen Peacher, Kevin L. Cronk and Thomas A. LaPoint began co-managing CMG High Yield Fund, replacing Jeffrey L. Rippey and Kurt M. Havnaer. Stephen Peacher, a managing director of Columbia Management, is the lead manager for the Fund and has been associated with Columbia Management since April, 2005. Kevin L. Cronk and Thomas A. LaPoint have been with the advisor or its predecessors or affiliate organization since 1999.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

----------
(1) The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2005 (%)

                                                      INCEPTION    1-YEAR    5-YEAR    10-YEAR
CMG High Yield Fund                                    7/6/94        7.98      7.09       7.60
Merrill Lynch Intermediate BB Index                                  8.53      7.06       7.03
Merrill Lynch U.S. High Yield, Cash Pay Index                       10.85      8.01       7.34

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                      INCEPTION    1-YEAR    5-YEAR    10-YEAR
CMG High Yield Fund                                    7/6/94        8.79      7.10       7.65
Merrill Lynch Intermediate BB Index                                  8.97      7.09       6.97
Merrill Lynch U.S. High Yield, Cash Pay Index                       10.64      7.83       7.29

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiamanagement.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS.

[CHART]

GROWTH OF A $10,000 INVESTMENT, AUGUST 1, 1995 TO JULY 31, 2005

                CMG HIGH YIELD FUND     MERRILL LYNCH INTERMEDIATE BB INDEX     MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX
8/1/95               $  10,000                      $  10,000                                    $  10,000
8/31/95              $  10,026                      $  10,077                                    $  10,061
9/30/95              $  10,171                      $  10,188                                    $  10,176
10/31/95             $  10,324                      $  10,286                                    $  10,248
11/30/95             $  10,445                      $  10,426                                    $  10,348
12/31/95             $  10,620                      $  10,576                                    $  10,515
1/31/96              $  10,776                      $  10,724                                    $  10,681
2/29/96              $  10,833                      $  10,690                                    $  10,697
3/31/96              $  10,696                      $  10,621                                    $  10,668
4/30/96              $  10,676                      $  10,573                                    $  10,674
5/31/96              $  10,689                      $  10,602                                    $  10,750
6/30/96              $  10,704                      $  10,702                                    $  10,815
7/31/96              $  10,794                      $  10,761                                    $  10,888
8/31/96              $  10,998                      $  10,848                                    $  11,001
9/30/96              $  11,192                      $  11,033                                    $  11,237
10/31/96             $  11,316                      $  11,206                                    $  11,361
11/30/96             $  11,571                      $  11,425                                    $  11,590
12/31/96             $  11,649                      $  11,444                                    $  11,679
1/31/97              $  11,743                      $  11,538                                    $  11,769
2/28/97              $  11,900                      $  11,660                                    $  11,934
3/31/97              $  11,723                      $  11,551                                    $  11,802
4/30/97              $  11,838                      $  11,675                                    $  11,936
5/31/97              $  12,139                      $  11,862                                    $  12,177
6/30/97              $  12,289                      $  12,028                                    $  12,362
7/31/97              $  12,620                      $  12,317                                    $  12,659
8/31/97              $  12,600                      $  12,279                                    $  12,638
9/30/97              $  12,782                      $  12,454                                    $  12,847
10/31/97             $  12,774                      $  12,532                                    $  12,932
11/30/97             $  12,911                      $  12,613                                    $  13,055
12/31/97             $  13,062                      $  12,729                                    $  13,179
1/31/98              $  13,283                      $  12,884                                    $  13,375
2/28/98              $  13,350                      $  12,913                                    $  13,430
3/31/98              $  13,430                      $  12,984                                    $  13,546
4/30/98              $  13,480                      $  13,065                                    $  13,609
5/31/98              $  13,552                      $  13,169                                    $  13,705
6/30/98              $  13,650                      $  13,257                                    $  13,773
7/31/98              $  13,822                      $  13,343                                    $  13,852
8/31/98              $  13,357                      $  13,063                                    $  13,253
9/30/98              $  13,616                      $  13,305                                    $  13,280
10/31/98             $  13,541                      $  13,156                                    $  13,062
11/30/98             $  14,003                      $  13,440                                    $  13,656
12/31/98             $  14,018                      $  13,534                                    $  13,661
1/31/99              $  14,178                      $  13,622                                    $  13,796
2/28/99              $  14,101                      $  13,559                                    $  13,691
3/31/99              $  14,230                      $  13,701                                    $  13,809
4/30/99              $  14,339                      $  13,849                                    $  14,024
5/31/99              $  14,176                      $  13,710                                    $  13,927
6/30/99              $  14,149                      $  13,701                                    $  13,901
7/31/99              $  14,156                      $  13,731                                    $  13,922
8/31/99              $  14,033                      $  13,674                                    $  13,780
9/30/99              $  14,034                      $  13,729                                    $  13,727
10/31/99             $  14,055                      $  13,665                                    $  13,646
11/30/99             $  14,270                      $  13,795                                    $  13,802
12/31/99             $  14,354                      $  13,871                                    $  13,874
1/31/2000            $  14,290                      $  13,804                                    $  13,804
2/29/2000            $  14,321                      $  13,784                                    $  13,817
3/31/2000            $  14,227                      $  13,691                                    $  13,623
4/30/2000            $  14,328                      $  13,674                                    $  13,627
5/31/2000            $  14,313                      $  13,571                                    $  13,477
6/30/2000            $  14,640                      $  13,870                                    $  13,708
7/31/2000            $  14,764                      $  14,037                                    $  13,807
8/31/2000            $  15,034                      $  14,238                                    $  13,975
9/30/2000            $  15,018                      $  14,157                                    $  13,894
10/31/2000           $  14,898                      $  13,865                                    $  13,487
11/30/2000           $  14,702                      $  13,846                                    $  13,065
12/31/2000           $  15,123                      $  14,112                                    $  13,348
1/31/2001            $  15,707                      $  14,668                                    $  14,144
2/28/2001            $  15,851                      $  14,889                                    $  14,367
3/31/2001            $  15,766                      $  15,013                                    $  14,178
4/30/2001            $  15,728                      $  15,113                                    $  14,023
5/31/2001            $  15,806                      $  15,361                                    $  14,292
6/30/2001            $  15,601                      $  15,249                                    $  13,998
7/31/2001            $  15,751                      $  15,511                                    $  14,215
8/31/2001            $  15,995                      $  15,688                                    $  14,353
9/30/2001            $  15,334                      $  14,905                                    $  13,433
10/31/2001           $  15,929                      $  15,269                                    $  13,828
11/30/2001           $  16,390                      $  15,662                                    $  14,277
12/31/2001           $  16,229                      $  15,522                                    $  14,176
1/31/2002            $  16,341                      $  15,516                                    $  14,255
2/28/2002            $  16,205                      $  15,414                                    $  14,118
3/31/2002            $  16,416                      $  15,737                                    $  14,454
4/30/2002            $  16,542                      $  16,033                                    $  14,684
5/31/2002            $  16,511                      $  16,049                                    $  14,605
6/30/2002            $  16,080                      $  14,839                                    $  13,566
7/31/2002            $  15,818                      $  14,237                                    $  13,026
8/31/2002            $  16,117                      $  14,506                                    $  13,352
9/30/2002            $  16,041                      $  14,448                                    $  13,139
10/31/2002           $  16,025                      $  14,417                                    $  13,028
11/30/2002           $  16,554                      $  14,944                                    $  13,805
12/31/2002           $  16,683                      $  15,151                                    $  14,014
1/31/2003            $  16,857                      $  15,427                                    $  14,418
2/28/2003            $  17,028                      $  15,558                                    $  14,604
3/31/2003            $  17,332                      $  15,748                                    $  14,982
4/30/2003            $  17,770                      $  16,291                                    $  15,824
5/31/2003            $  17,793                      $  16,430                                    $  15,995
6/30/2003            $  18,035                      $  16,747                                    $  16,432
7/31/2003            $  17,734                      $  16,465                                    $  16,197
8/31/2003            $  17,863                      $  16,587                                    $  16,409
9/30/2003            $  18,262                      $  17,024                                    $  16,847
10/31/2003           $  18,464                      $  17,270                                    $  17,191
11/30/2003           $  18,616                      $  17,464                                    $  17,428
12/31/2003           $  18,836                      $  17,728                                    $  17,832
1/31/2004            $  19,015                      $  17,923                                    $  18,111
2/29/2004            $  19,098                      $  18,046                                    $  18,103
3/31/2004            $  19,304                      $  18,265                                    $  18,230
4/30/2004            $  19,129                      $  17,987                                    $  18,099
5/31/2004            $  18,756                      $  17,733                                    $  17,809
6/30/2004            $  18,958                      $  17,927                                    $  18,069
7/31/2004            $  19,258                      $  18,190                                    $  18,317
8/31/2004            $  19,643                      $  18,521                                    $  18,648
9/30/2004            $  19,947                      $  18,743                                    $  18,908
10/31/2004           $  20,227                      $  18,993                                    $  19,267
11/30/2004           $  20,267                      $  19,021                                    $  19,461
12/31/2004           $  20,352                      $  19,206                                    $  19,751
1/31/2005            $  20,336                      $  19,223                                    $  19,736
2/28/2005            $  20,574                      $  19,398                                    $  20,014
3/31/2005            $  20,006                      $  18,911                                    $  19,470
4/30/2005            $  19,942                      $  18,917                                    $  19,267
5/31/2005            $  20,329                      $  19,235                                    $  19,622
6/30/2005            $  20,622                      $  19,538                                    $  19,994
7/31/2005            $  20,806                      $  19,750                                    $  20,298

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES - CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

FEBRUARY 1, 2005 - JULY 31, 2005

   ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID      FUND'S ANNUALIZED
BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)  EXPENSE RATIO (%)
   ACTUAL    HYPOTHETICAL    ACTUAL     HYPOTHETICAL  ACTUAL   HYPOTHETICAL
  1,000.00     1,000.00     1,022.51      1,022.81     2.01        2.01             0.40

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                         PERIOD                                      PERIOD
                                               YEAR ENDED JULY 31,       ENDED         YEAR ENDED OCTOBER 31,        ENDED
                                              ---------------------     JULY 31,      ------------------------    OCTOBER 31,
                                                2005         2004       2003 (a)        2002            2001        2000 (b)
                                              --------     --------     --------      --------        --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.36     $  10.38     $  10.52      $  10.83        $  10.02    $     10.00
                                              --------     --------     --------      --------        --------    -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          0.42(c)      0.37(c)      0.31(c)       0.56(c)(d)      0.65           0.11
   Net realized and unrealized gain (loss)
     on investments and futures contracts         0.09         0.11        (0.12)        (0.15)(d)        0.81           0.02
                                              --------     --------     --------      --------        --------    -----------
      Total from investment operations            0.51         0.48         0.19          0.41            1.46           0.13
                                              --------     --------     --------      --------        --------    -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                    (0.45)       (0.41)       (0.33)        (0.58)          (0.65)         (0.11)
   From net realized gains                           -        (0.09)           -         (0.14)              -(e)           -
                                              --------     --------     --------      --------        --------    -----------
      Total distributions                        (0.45)       (0.50)       (0.33)        (0.72)          (0.65)         (0.11)
                                              --------     --------     --------      --------        --------    -----------

NET ASSET VALUE, END OF PERIOD                $  10.42     $  10.36     $  10.38      $  10.52        $  10.83    $     10.02
                                              ========     ========     ========      ========        ========    ===========

TOTAL RETURN (f)(g)                               4.98%        4.67%        1.76%(h)      3.97%          15.01%          1.31%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $ 79,102     $ 32,810     $ 30,512      $ 27,412        $ 28,774    $    10,866
Ratio of net expenses to average
   net assets (i)                                 0.25%        0.35%        0.40%(j)      0.40%           0.40%          0.40%(j)
Ratio of investment income to average
   net assets (i)                                 4.01%        3.54%        3.95%(j)      5.34%(d)        6.14%          6.57%(j)
Waiver/reimbursement                              0.06%        0.25%        0.29%(j)      0.16%           0.25%          1.06%(j)
Portfolio turnover rate                            130%         231%         181%(h)       147%            140%           103%(h)

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                           PERIOD
                                                  YEAR ENDED JULY 31,       ENDED                YEAR ENDED OCTOBER 31,
                                                ----------------------     JULY 31,       -------------------------------------
                                                  2005         2004        2003 (a)         2002            2001        2000
                                                ---------    ---------    ---------       ---------       ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD            $   11.95    $   12.01    $   12.15       $   12.41       $   11.73   $   11.72
                                                ---------    ---------    ---------       ---------       ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.40(b)      0.35(b)      0.34(b)         0.59(b)(c)      0.76        0.77
   Net realized and unrealized gain (loss)
     on investments                                 (0.11)       (0.03)       (0.11)          (0.22)(c)        0.68        0.01
                                                ---------    ---------    ---------       ---------       ---------   ---------
      Total from investment operations               0.29         0.32         0.23            0.37            1.44        0.78
                                                ---------    ---------    ---------       ---------       ---------   ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                       (0.45)       (0.38)       (0.37)          (0.63)          (0.76)      (0.77)
   From net realized gains                              -            -            -               -               -           -
                                                ---------    ---------    ---------       ---------       ---------   ---------
      Total distributions                           (0.45)       (0.38)       (0.37)          (0.63)          (0.76)      (0.77)
                                                ---------    ---------    ---------       ---------       ---------   ---------

NET ASSET VALUE, END OF PERIOD                  $   11.79    $   11.95    $   12.01       $   12.15       $   12.41   $   11.73
                                                =========    =========    =========       =========       =========   =========

TOTAL RETURN (d)(e)                                  2.47%        2.72%        1.91%(f)        3.12%          12.62%       6.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  95,842    $ 119,125    $ 113,193       $ 140,757       $  89,791   $  82,809
Ratio of net expenses to average
   net assets (g)                                    0.25%        0.25%        0.25%(h)        0.25%           0.25%       0.25%
Ratio of interest expense to average
   net assets                                           -            -            -(h)(i)         -               -           -
Ratio of net investment income to average
   net assets (g)                                    3.38%        2.91%        3.79%(h)        4.73%(c)        6.27%       6.56%
Waiver/reimbursement                                 0.04%        0.10%        0.08%(h)        0.05%           0.08%       0.08%
Portfolio turnover rate                                51%          79%          93%(f)         132%             82%         86%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                        YEAR            PERIOD
                                                                       ENDED            ENDED
                                                                      JULY 31,         JULY 31,
                                                                        2005           2004 (a)
                                                                    ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $       9.88     $      10.00
                                                                    ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                0.24             0.07
   Net realized and unrealized loss on investments                         (0.06)           (0.08)
                                                                    ------------     ------------
      Total from investment operations                                      0.18            (0.01)
                                                                    ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                              (0.36)           (0.11)
   Return of capital                                                       (0.03)               -
                                                                    ------------     ------------
      Total distributions                                                  (0.39)           (0.11)
                                                                    ------------     ------------

NET ASSET VALUE, END OF PERIOD                                      $       9.67     $       9.88
                                                                    ============     ============

TOTAL RETURN (c)(d)                                                         1.83%      (0.08)%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $     81,575     $     67,235
Ratio of net expenses to average net assets                                 0.25%            0.25%(f)
Ratio of net investment income to average net assets                        2.44%            1.69%(f)
Waiver/reimbursement                                                        0.05%            0.22%(f)
Portfolio turnover rate                                                       75%              12%(e)

(a) The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                              PERIOD
                                                   YEAR ENDED JULY 31,         ENDED                 YEAR ENDED OCTOBER 31,
                                                ------------------------      JULY 31,        ------------------------------------
                                                  2005           2004         2003(a)           2002            2001       2000
                                                ---------      ---------     ---------        ---------       ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD            $    8.00      $    7.90     $    7.55        $    8.14       $    8.30  $    8.54
                                                ---------      ---------     ---------        ---------       ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.51(b)        0.53(b)       0.43(b)          0.64(b)(c)      0.72       0.73
   Net realized and unrealized gain (loss)
     on investments                                  0.11           0.14          0.37            (0.58)(c)       (0.16)     (0.24)
                                                ---------      ---------     ---------        ---------       ---------  ---------
      Total from investment operations               0.62           0.67          0.80             0.06            0.56       0.49
                                                ---------      ---------     ---------        ---------       ---------  ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                       (0.54)         (0.57)        (0.45)           (0.65)          (0.72)     (0.73)
                                                ---------      ---------     ---------        ---------       ---------  ---------

NET ASSET VALUE, END OF PERIOD                  $    8.08      $    8.00     $    7.90        $    7.55       $    8.14  $    8.30
                                                =========      =========     =========        =========       =========  =========

TOTAL RETURN (d)                                     7.98%(e)       8.60%(e)     10.67%(e)(f)      0.60%           6.92%      6.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $ 269,243      $ 382,157     $ 429,042        $ 286,228       $ 348,979  $ 319,985
Ratio of net expenses to average
   net assets (g)                                    0.40%          0.40%         0.42%(h)         0.42%           0.44%      0.43%
Ratio of investment income to average
   net assets (g)                                    6.26%          6.64%         7.32%(h)         7.98%(c)        8.63%      8.70%
Waiver/reimbursement                                 0.02%          0.02%         0.01%(h)            -               -          -
Portfolio turnover rate                                39%            47%           47%(f)           62%             59%        56%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                         PAR             VALUE
                                                                    --------------   --------------
Mortgage-Backed Securities (43.0%)
Agency Collateralized Mortgage Obligations (14.6%)
  Federal Home Loan Mortgage Corp.
     4.000% 07/15/14 - 10/15/26                                     $    3,955,000   $    3,840,762
     4.500% 03/15/18 - 08/15/28                                          3,730,000        3,680,385
     6.500% 10/15/23                                                       100,000          105,468
  Federal National Mortgage Association
     4.500% 11/25/14                                                       900,000          896,365
     5.000% 01/25/31                                                     2,000,000        1,984,844
     6.500% 07/25/30                                                        22,495           22,589
  Government National Mortgage Association
     4.500% 04/16/28                                                     1,000,000          993,843
                                                                                     --------------
                                                                                         11,524,256
                                                                                     --------------
Mortgage-Backed Securities (28.4%)
  Federal Home Loan Mortgage Corp.
     3.500% 10/01/18                                                       321,211          299,960
     4.000% 07/01/19                                                       285,000          275,381
     5.000% 01/01/19 - 07/01/19                                          2,623,997        2,632,716
     5.500% 11/01/17 - 09/01/34                                            547,928          554,535
     6.000% 05/01/17                                                       185,175          191,206
  TBA,
     5.000% 08/16/20 (a)                                                   908,000          892,110
  Federal National Mortgage Association
     5.000% 02/01/20 - 06/01/20                                          6,478,112        6,495,753
     5.500% 12/01/32 - 12/01/33                                          3,820,149        3,843,044
  TBA,
     5.000% 09/14/35 (a)                                                 7,298,000        7,192,003
  Government National Mortgage Association
     7.000% 01/15/32 - 03/15/32                                             63,473           67,049
                                                                                     --------------
                                                                                         22,443,757
                                                                                     --------------
  Total Mortgage-Backed Securities
     (Cost of $34,092,300)                                                               33,968,013
                                                                                     --------------
Corporate Fixed-Income Bonds & Notes (28.0%)
Basic Materials (0.8%)
 Forest Products & Paper (0.4%)
  International Paper Co.
     4.250% 01/15/09                                                       350,000          342,006
                                                                                     --------------
 Metals & Mining (0.4%)
  Alcan, Inc.
     4.500% 05/15/13                                                       325,000          313,875
                                                                                     --------------
                                                                                            655,881
                                                                                     --------------
Communications (3.2%)
 Media (1.0%)
  Jones Intercable, Inc.
     7.625% 04/15/08                                                       375,000          402,476
  Time Warner, Inc.
     6.625% 05/15/29                                                       325,000          355,527
                                                                                     --------------
                                                                                            758,003
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Telecommunications (2.2%)
  Cingular Wireless Services, Inc.
     8.750% 03/01/31                                                $      275,000   $      379,863
  Deutsche Telekom International Finance
     8.500% 06/15/10                                                       325,000          370,094
  Sprint Capital Corp.
     6.875% 11/15/28                                                       200,000          225,720
  Verizon Global Funding Corp.
     7.250% 12/01/10                                                       500,000          556,740
  Vodafone Group PLC
     7.750% 02/15/10                                                       175,000          196,880
                                                                                     --------------
                                                                                          1,729,297
                                                                                     --------------
                                                                                          2,487,300
                                                                                     --------------
Consumer Cyclical (0.9%)
 Auto Manufacturers (0.3%)
  DaimlerChrysler NA Holding Corp.
     8.500% 01/18/31                                                       150,000          192,140
                                                                                     --------------
 Retail (0.6%)
  Lowe's Companies, Inc.
     6.500% 03/15/29                                                       175,000          201,397
  Wal-Mart Stores, Inc.
     4.000% 01/15/10                                                       300,000          293,481
                                                                                     --------------
                                                                                            494,878
                                                                                     --------------
                                                                                            687,018
                                                                                     --------------
Consumer Non-Cyclical (3.4%)
 Beverages (0.9%)
  Anheuser-Busch Companies, Inc.
     5.750% 04/01/10                                                        50,000           52,048
  Bottling Group LLC
     2.450% 10/16/06                                                       400,000          391,656
  Diageo Capital PLC
     3.375% 03/20/08                                                       250,000          243,332
                                                                                     --------------
                                                                                            687,036
                                                                                     --------------
 Food (1.2%)
  General Mills, Inc.
     2.625% 10/24/06                                                       400,000          391,956
  Kroger Co.
     6.200% 06/15/12                                                       335,000          353,797
  Safeway, Inc.
     4.950% 08/16/10                                                       170,000          168,844
                                                                                     --------------
                                                                                            914,597
                                                                                     --------------
 Healthcare Services (1.0%)
  UnitedHealth Group, Inc.
     3.375% 08/15/07                                                       400,000          391,004

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Healthcare Services (continued)
  WellPoint, Inc.
     6.375% 01/15/12                                                $      300,000   $      327,045
     6.800% 08/01/12                                                       100,000          111,538
                                                                                     --------------
                                                                                            829,587
                                                                                     --------------
 Household Products/Wares (0.3%)
  Fortune Brands, Inc.
     2.875% 12/01/06                                                       225,000          220,372
                                                                                     --------------
                                                                                          2,651,592
                                                                                     --------------
Energy (1.8%)
 Oil & Gas (1.3%)
  ChevronTexaco Capital Co.
     3.500% 09/17/07                                                       200,000          197,022
  Devon Energy Corp.
     7.950% 04/15/32                                                       175,000          225,887
  Marathon Oil Corp.
     6.800% 03/15/32                                                       350,000          399,469
  Occidental Petroleum Corp.
     4.250% 03/15/10                                                       225,000          220,700
                                                                                     --------------
                                                                                          1,043,078
                                                                                     --------------
 Pipelines (0.5%)
  Kinder Morgan Energy Partners LP
     7.300% 08/15/33                                                       350,000          417,025
                                                                                     --------------
                                                                                          1,460,103
                                                                                     --------------
Financials (11.2%)
 Banks (2.7%)
  Marshall & Ilsley Corp.
     4.375% 08/01/09                                                       400,000          398,360
  U.S. Bank N.A
     6.375% 08/01/11                                                       275,000          300,671
  Wachovia Corp.
     4.875% 02/15/14                                                       700,000          697,522
  Wells Fargo & Co.
     3.419% 03/10/08 (b)                                                   730,000          725,175
                                                                                     --------------
                                                                                          2,121,728
                                                                                     --------------
 Diversified Financial Services (6.4%)
  American Express Credit Corp.
     3.000% 05/16/08                                                       300,000          288,636
  American General Finance Corp.
     5.375% 09/01/09                                                        50,000           51,148
  Bear Stearns Co., Inc.
     6.500% 05/01/06                                                       200,000          203,310
  Capital One Financial Corp.
     5.500% 06/01/15                                                       210,000          211,787
  CIT Group, Inc.
     4.125% 02/21/06                                                       150,000          150,081

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Diversified Financial Services (continued)
  Citigroup, Inc.
     5.000% 09/15/14                                                $      430,000   $      433,866
  Countrywide Home Loans, Inc.
     2.875% 02/15/07                                                       425,000          415,089
  Credit Suisse First Boston USA, Inc.
     4.625% 01/15/08                                                       400,000          401,368
  Goldman Sachs Group, Inc.
     6.345% 02/15/34                                                       325,000          345,995
  HSBC Finance Corp.
     6.400% 06/17/08                                                       455,000          477,404
  JPMorgan Chase Capital XV
     5.875% 03/15/35                                                       625,000          626,675
  Lehman Brothers Holdings, Inc.
     4.000% 01/22/08                                                       225,000          222,554
  Merrill Lynch & Co., Inc.
     4.125% 01/15/09                                                       400,000          393,528
  Morgan Stanley
     4.750% 04/01/14                                                       200,000          194,508
  Pitney Bowes Credit Corp.
     5.750% 08/15/08                                                       225,000          233,084
  SLM Corp.
     5.125% 08/27/12                                                       425,000          430,687
                                                                                     --------------
                                                                                          5,079,720
                                                                                     --------------
 Insurance (1.2%)
  Allstate Financial Global Funding II
     2.625% 10/22/06 (c)                                                   150,000          146,788
  American International Group, Inc.
     2.875% 05/15/08                                                       625,000          596,644
  Genworth Financial, Inc.
     4.750% 06/15/09                                                       200,000          200,984
                                                                                     --------------
                                                                                            944,416
                                                                                     --------------
 Real Estate Investment Trusts (REITs) (0.4%)
  Health Care Property Investors, Inc.
     6.450% 06/25/12                                                       300,000          319,047
                                                                                     --------------
 Savings & Loans (0.5%)
  Washington Mutual, Inc.
     4.200% 01/15/10                                                       400,000          391,604
                                                                                     --------------
                                                                                          8,856,515
                                                                                     --------------
Industrials (4.4%)
 Aerospace & Defense (0.4%)
  Lockheed Martin Corp.
     8.500% 12/01/29                                                       160,000          223,792
  United Technologies Corp.
     7.125% 11/15/10                                                       100,000          111,395
                                                                                     --------------
                                                                                            335,187
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Auto Manufacturers (0.7%)
  Ford Motor Credit Co.
     7.375% 10/28/09                                                $      550,000   $      548,471
                                                                                     --------------
 Environmental Control (0.4%)
  Waste Management, Inc.
     7.375% 08/01/10                                                       325,000          358,072
                                                                                     --------------
 Machinery (0.9%)
  Caterpillar Financial Services Corp.
     3.625% 11/15/07                                                       350,000          343,742
  John Deere Capital Corp.
     4.625% 04/15/09                                                       375,000          374,936
                                                                                     --------------
                                                                                            718,678
                                                                                     --------------
 Miscellaneous Manufacturing (1.0%)
  General Electric Co.
     5.000% 02/01/13                                                       750,000          760,477
                                                                                     --------------
 Transportation (1.0%)
  Canadian National Railway Co.
     7.195% 01/02/16                                                        74,295           87,075
  CSX Corp.
     6.750% 03/15/11                                                       275,000          299,846
  Union Pacific Corp.
     3.875% 02/15/09                                                       385,000          375,198
                                                                                     --------------
                                                                                            762,119
                                                                                     --------------
                                                                                          3,483,004
                                                                                     --------------
Technology (0.3%)
 Computers (0.3%)
  International Business Machines Corp.
     5.875% 11/29/32                                                       250,000          271,165
                                                                                     --------------
Utilities (2.0%)
 Electric (1.9%)
  CenterPoint Energy Houston Electric LLC
     5.750% 01/15/14                                                       350,000          367,017
  Exelon Generation Co. LLC
     6.950% 06/15/11                                                       325,000          358,101
  Scottish Power PLC
     4.910% 03/15/10                                                       400,000          400,504
  Virginia Electric and Power Co.
     5.375% 02/01/07                                                       350,000          354,221
                                                                                     --------------
                                                                                          1,479,843
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Gas (0.1%)
  Sempra Energy
     4.750% 05/15/09                                                $      100,000   $       99,555
                                                                                     --------------
                                                                                          1,579,398
                                                                                     --------------
  Total Corporate Fixed-Income Bonds & Notes
     (Cost of $22,192,874)                                                               22,131,976
                                                                                     --------------
Government Agencies & Obligations (14.5%)
Foreign Government Bonds (1.5%)
  Province of Ontario
     3.500% 09/17/07                                                       350,000          344,173
  Province of Quebec
     6.500% 01/17/06                                                       275,000          278,143
  Republic of Italy
     2.500% 03/31/06                                                       300,000          296,799
  United Mexican States
     7.500% 04/08/33                                                       230,000          262,660
                                                                                     --------------
                                                                                          1,181,775
                                                                                     --------------
U.S. Government Agencies & Obligations (13.0%)
  Federal Home Loan Bank
     2.250% 09/13/05                                                       375,000          374,363
     3.000% 05/15/06 (d)                                                   100,000           99,192
  U.S. Treasury Bond
     6.250% 08/15/23                                                     4,810,000        5,799,994
  U.S. Treasury Inflation Index Note
     3.625% 01/15/08                                                     2,250,265        2,358,559
  U.S. Treasury Notes
     4.250% 11/15/13                                                       950,000          949,889
     3.500% 11/15/06                                                       740,000          735,924
                                                                                     --------------
                                                                                         10,317,921
                                                                                     --------------
  Total Government Agencies & Obligations
     (Cost of $11,520,234)                                                               11,499,696
                                                                                     --------------
Collateralized Mortgage Obligations (6.0%)
  Bear Stearns Asset Backed Securities, Inc.
     5.000% 01/25/34                                                       371,046          366,074
  Countrywide Alternative Loan Trust
     3.860% 03/25/34 (b)                                                   219,530          219,309
     5.250% 03/25/35 - 08/25/35                                          2,173,179        2,167,378
  Countrywide Home Loans Mortgage Pass Through Trust
     4.599% 12/19/33 (b)                                                   278,871          269,923
  Residential Funding Mortgage Securities I, Inc.
     3.860% 07/25/18 (b)                                                   395,423          395,953
  Structured Asset Securities Corp.
     5.500% 07/25/33                                                     1,291,987        1,297,845
                                                                                     --------------
  Total Collateralized Mortgage Obligations
     (Cost of $4,742,123)                                                                 4,716,482
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Commercial Mortgage-Backed Securities (1.4%)
  Asset Securitization Corp.
     7.400% 10/13/26                                                $      529,848   $      544,472
  CS First Boston Mortgage Securities Corp.
     4.512% 07/15/37                                                       500,000          495,083
  Nationslink Funding Corp.
     6.888% 11/10/30                                                        90,000           93,749
                                                                                     --------------
  Total Commercial Mortgage-Backed Securities
     (Cost of $1,149,618)                                                                 1,133,304
                                                                                     --------------
Asset-Backed Securities (2.7%)
  ABFS Mortgage Loan Trust
     4.428% 12/15/33                                                       327,179          312,773
  AmeriCredit Automobile Receivables Trust
     3.220% 07/06/08                                                     1,575,000        1,562,857
  IMC Home Equity Loan Trust
     7.310% 11/20/28                                                        67,553           67,549
     7.520% 08/20/28                                                        34,617           34,587
  New Century Home Equity Loan Trust
     2.940% 11/25/33                                                        95,748           95,502
     7.320% 07/25/29                                                         7,195            7,291
  Wilshire Mortgage Loan Trust
     7.255% 05/25/28                                                        76,831           76,648
                                                                                     --------------
  Total Asset-Backed Securities
     (Cost of $2,190,179)                                                                 2,157,207
                                                                                     --------------
Short-Term Obligations (16.2%)
Repurchase Agreement (13.4%)
  Repurchase agreement with State Street Bank &
     Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
     collateralized by a U.S. Government Agency Obligation
     maturing 05/15/13, market value of $10,791,040
     (repurchase proceeds $10,579,794)                                  10,577,000       10,577,000
                                                                                     --------------
U.S. Government Agency & Obligation (2.8%)
  Federal National Mortgage Association
     3.174% 09/14/05 (e)                                                 2,225,000        2,216,461
                                                                                     --------------
  Total Short-Term Obligations
     (Cost of $12,793,461)                                                               12,793,461
                                                                                     --------------
  Total Investments (111.8%)
     (Cost of $88,680,789) (f)                                                           88,400,139
  Other Assets & Liabilities, Net (-11.8%)                                               (9,297,675)
                                                                                     --------------

  Net Assets (100.0%)                                                                $   79,102,464
                                                                                     ==============

                 See Accompanying Notes to Financial Statements.

Notes to Schedule of Investments:
   (a) Security purchased on a delayed delivery basis.
   (b) The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2005.
   (c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, this security, which is not illiquid, represents 0.2% of net assets.
   (d) Security pledged as collateral for open futures contracts.
   (e) The rate shown represents the annualized yield at the date of purchase.
   (f) Cost for federal income tax purposes is $88,864,347.

At July 31, 2005, the Fund held the following open short futures contracts:

                         NUMBER OF                  AGGREGATE FACE   EXPIRATION    UNREALIZED
TYPE                     CONTRACTS      VALUE           VALUE           DATE      APPRECIATION
----------------------------------------------------------------------------------------------
2-Year
U.S. Treasury Notes         30       $  6,194,531   $    6,244,219   Sept-2005    $     49,688

   ACRONYM    NAME
   -------    ----
   TBA        To Be Announced

At July 31, 2005, the asset allocation of the Fund is as follows:

                                                                     % OF
  ASSET ALLOCATION                                                NET ASSETS
  ----------------                                                ----------
  Mortgage-Backed Securities                                            43.0%
  Corporate Fixed-Income Bonds & Notes                                  28.0
  Government Agencies & Obligations                                     14.5
  Collateralized Mortgage Obligations                                    6.0
  Asset-Backed Securities                                                2.7
  Commercial Mortgage-Backed Securities                                  1.4
  Short-Term Obligations                                                16.2
  Other Assets & Liabilities, Net                                      (11.8)
                                                                  ----------
                                                                       100.0%
                                                                  ==========

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (33.8%)
Basic Materials (0.6%)
 Forest Products & Paper (0.6%)
  International Paper Co.
     4.250% 01/15/09                                                $      550,000   $      537,438
                                                                                     --------------
Communications (3.9%)
 Media (1.1%)
  Jones Intercable, Inc.
     7.625% 04/15/08                                                       500,000          536,635
  Time Warner, Inc.
     6.125% 04/15/06                                                       565,000          572,690
                                                                                     --------------
                                                                                          1,109,325
                                                                                     --------------
 Telecommunications (2.8%)
  AT&T Wireless Services, Inc.
     7.500% 05/01/07                                                       300,000          315,501
  Deutsche Telekom International Finance BV
     8.500% 06/15/10                                                       350,000          398,562
  SBC Communications, Inc.
     5.750% 05/02/06                                                       450,000          454,855
  Sprint Capital Corp.
     6.375% 05/01/09                                                       345,000          364,379
  Verizon Global Funding Corp.
     7.600% 03/15/07                                                       825,000          864,592
  Vodafone Group PLC
     7.750% 02/15/10                                                       225,000          253,132
                                                                                     --------------
                                                                                          2,651,021
                                                                                     --------------
                                                                                          3,760,346
                                                                                     --------------
Consumer Cyclical (1.2%)
 Auto Manufacturers (0.3%)
  DaimlerChrysler N.A. Holding Corp.
     4.750% 01/15/08                                                       265,000          265,119
                                                                                     --------------
 Retail (0.9%)
  Costco Wholesale Corp.
     5.500% 03/15/07                                                       400,000          406,868
  Wal-Mart Stores, Inc.
     4.000% 01/15/10                                                       500,000          489,135
                                                                                     --------------
                                                                                            896,003
                                                                                     --------------
                                                                                          1,161,122
                                                                                     --------------
Consumer Non-Cyclical (4.0%)
   Beverages (0.5%)
  Coca-Cola Enterprises, Inc.
     5.750% 11/01/08                                                       475,000          492,998
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Food (1.2%)
  General Mills, Inc.
     2.625% 10/24/06                                                $      625,000   $      612,431
  Kroger Co.
     7.650% 04/15/07                                                       275,000          287,826
  Safeway, Inc.
     4.950% 08/16/10                                                       280,000          278,096
                                                                                     --------------
                                                                                          1,178,353
                                                                                     --------------
 Healthcare Services (1.5%)
  WellPoint, Inc.
     4.875% 08/01/05                                                       475,000          474,952
     6.375% 06/15/06                                                       500,000          508,920
  UnitedHealth Group, Inc.
     3.375% 08/15/07                                                       500,000          488,755
                                                                                     --------------
                                                                                          1,472,627
                                                                                     --------------
 Household Products/Wares (0.8%)
  Fortune Brands, Inc.
     2.875% 12/01/06                                                       725,000          710,087
                                                                                     --------------
                                                                                          3,854,065
                                                                                     --------------
Energy (2.2%)
 Oil & Gas (1.6%)
  ChevronTexaco Capital Co.
     3.500% 09/17/07                                                       500,000          492,555
  Devon Energy Corp.
     2.750% 08/01/06                                                       550,000          540,947
  Marathon Oil Corp.
     5.375% 06/01/07                                                       500,000          507,170
                                                                                     --------------
                                                                                          1,540,672
                                                                                     --------------
 Pipelines (0.6%)
  Kinder Morgan Energy Partners LP
     6.750% 03/15/11                                                       500,000          542,710
                                                                                     --------------
                                                                                          2,083,382
                                                                                     --------------
Financials (15.7%)
 Banks (3.1%)
  Marshall & Ilsley Corp.
     4.375% 08/01/09                                                       600,000          597,540
  U.S. Bancorp
     3.125% 03/15/08                                                       600,000          580,842
  Wachovia Corp.
     3.500% 08/15/08                                                       850,000          827,322
  Wells Fargo & Co.
     3.419% 03/10/08 (a)                                                 1,000,000          993,390
                                                                                     --------------
                                                                                          2,999,094
                                                                                     --------------
 Diversified Financial Services (9.2%)
  American Express Credit Corp.
     3.000% 05/16/08                                                       500,000          481,060
  American General Finance Corp.
     3.000% 11/15/06                                                       250,000          246,205
  Bear Stearns Companies, Inc.
     6.500% 05/01/06                                                       300,000          304,965

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Diversified Financial Services (continued)
  Capital One Bank
     4.875% 05/15/08                                                $      225,000   $      226,530
  CIT Group, Inc.
     4.125% 02/21/06                                                       350,000          350,189
  Citigroup, Inc.
     6.750% 12/01/05                                                       950,000          959,576
  Countrywide Home Loans, Inc.
     2.875% 02/15/07                                                       500,000          488,340
  Credit Suisse First Boston USA, Inc.
     4.625% 01/15/08                                                       350,000          351,197
  General Electric Capital Corp.
     4.250% 01/15/08                                                     1,450,000        1,444,330
  Goldman Sachs Group, Inc.
     4.125% 01/15/08                                                       325,000          322,423
  HSBC Finance Corp.
     6.400% 06/17/08                                                       475,000          498,389
  JPMorgan Chase & Co.
     3.800% 10/02/09                                                       750,000          726,960
  Lehman Brothers Holdings, Inc.
     4.000% 01/22/08                                                       550,000          544,022
  Merrill Lynch & Co., Inc.
     4.125% 01/15/09                                                       425,000          418,124
  Morgan Stanley
     3.875% 01/15/09                                                       650,000          633,912
  Pitney Bowes Credit Corp.
     5.750% 08/15/08                                                       350,000          362,576
  USA Education, Inc.
     5.625% 04/10/07                                                       400,000          407,768
                                                                                     --------------
                                                                                          8,766,566
                                                                                     --------------
 Insurance (1.8%)
  Allstate Financial Global Funding II
     2.625% 10/22/06 (b)                                                   600,000          587,154
  American International Group, Inc.
     2.875% 05/15/08                                                       650,000          620,509
  Genworth Financial, Inc.
     4.750% 06/15/09                                                       500,000          502,460
                                                                                     --------------
                                                                                          1,710,123
                                                                                     --------------
 Real Estate Investment Trusts (0.4%)
  Health Care Properties Investors, Inc.
     7.500% 01/15/07                                                       400,000          415,764
                                                                                     --------------
 Savings & Loans (1.2%)
  Washington Mutual, Inc.
     4.200% 01/15/10                                                       650,000          636,357
  World Savings Bank
     4.125% 03/10/08                                                       500,000          496,400
                                                                                     --------------
                                                                                          1,132,757
                                                                                     --------------
                                                                                         15,024,304
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (3.8%)
 Aerospace & Defense (0.6%)
  Boeing Co.
     8.100% 11/15/06                                                $      525,000   $      549,229
                                                                                     --------------
 Auto Manufacturers (0.6%)
  Ford Motor Credit Co.
     7.375% 10/28/09                                                       575,000          573,401
                                                                                     --------------
 Environmental Control (0.3%)
  Waste Management, Inc.
     7.125% 10/01/07                                                       300,000          314,763
                                                                                     --------------
 Machinery (1.0%)
  Caterpillar Financial Services Corp.
     3.625% 11/15/07                                                       600,000          589,272
  John Deere Capital Corp.
     4.625% 04/15/09                                                       400,000          399,932
                                                                                     --------------
                                                                                            989,204
                                                                                     --------------
 Transportation (1.3%)
  Canadian National Railway Co.
     6.450% 07/15/06                                                       600,000          611,442
  CSX Corp.
     6.750% 03/15/11                                                       325,000          354,364
  Union Pacific Corp.
     3.875% 02/15/09                                                       325,000          316,725
                                                                                     --------------
                                                                                          1,282,531
                                                                                     --------------
                                                                                          3,709,128
                                                                                     --------------
Technology (0.6%)
 Computers (0.6%)
  International Business Machines Corp.
     4.250% 09/15/09                                                       580,000          575,267
                                                                                     --------------
Utilities (1.8%)
 Electric (1.5%)
  Exelon Generation Co. LLC
     6.950% 06/15/11                                                       350,000          385,647
  Scottish Power PLC
     4.910% 03/15/10                                                       550,000          550,693
  Virginia Electric & Power Co.
     5.375% 02/01/07                                                       500,000          506,030
                                                                                     --------------
                                                                                          1,442,370
                                                                                     --------------
 Gas (0.3%)
  Sempra Energy
     4.750% 05/15/09                                                       250,000          248,888
                                                                                     --------------
                                                                                          1,691,258
                                                                                     --------------
  Total Corporate Fixed-Income Bonds & Notes
     (Cost of $32,626,079)                                                               32,396,310
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Collateralized Mortgage Obligations (17.5%)
  Bear Stearns Adjustable Rate Mortgage Trust
     3.515% 06/25/34 (a)                                            $    1,000,000   $    1,043,850
  Bear Stearns Asset Backed Securities, Inc.
     5.000% 01/25/34                                                       928,893          916,446
  Countrywide Alternative Loan Trust
     3.860% 03/25/34 (a)                                                 1,226,337        1,225,107
     5.250% 08/25/35                                                     1,500,110        1,509,005
  Countrywide Home Loans
     3.860% 08/25/18 (a)                                                 2,236,917        2,225,665
     3.960% 03/25/34 (a)                                                 1,334,166        1,335,460
  First Horizon Asset Securities, Inc.
     3.960% 03/25/18 (a)                                                 1,183,968        1,189,900
     3.910% 06/25/18 (a)                                                 1,051,493        1,055,794
  IMPAC CMB Trust
     3.840% 12/25/33 (a)                                                   481,865          483,614
  Ocwen Residential MBS Corp.
     7.000% 10/25/40 (b)                                                   102,417          102,766
  PNC Mortgage Securities Corp.
     0.000% 04/28/27 (a)(b)                                                  9,542            9,000
  Residential Accredit Loans, Inc.
     3.860% 06/25/34 (a)                                                   981,190          981,190
  Residential Asset Securitization Trust
     5.500% 07/25/33                                                       265,354          265,152
     3.910% 02/25/34 (a)                                                 1,828,379        1,829,933
  SACO I, Inc.
     7.000% 08/25/36 (b)                                                   270,483          271,429
  Structured Asset Securities Corp.
     5.750% 04/25/33                                                     1,006,941        1,001,664
  Washington Mutual Mortgage Securities Corp.
     3.960% 03/25/18 - 06/25/18 (a)                                      1,305,766        1,312,516
                                                                                     --------------
  Total Collateralized Mortgage Obligations
     (Cost of $16,697,481)                                                               16,758,491
                                                                                     --------------
Commercial Mortgage-Backed Securities (4.0%)
  LB-UBS Commercial Mortgage Trust
     5.642% 12/15/25                                                       795,321          809,605
  Nationslink Funding Corp.
     6.888% 11/10/30                                                       500,000          520,825
  Nomura Asset Securities Corp.
     7.120% 04/13/39                                                       530,000          538,045
  Prudential Securities Secured Financing Corp.
     6.480% 11/01/31                                                     1,948,577        2,022,370
                                                                                     --------------
  Total Commercial Mortgage-Backed Securities
     (Cost of $3,971,065)                                                                 3,890,845
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Asset-Backed Securities (16.6%)
  AmeriCredit Automobile Receivables Trust
     2.970% 03/06/07                                                $      209,607   $      209,276
  Ameriquest Mortgage Securities, Inc.
     3.810% 05/25/33 (a)                                                   259,960          260,023
  CIT Equipment Collateral
     2.200% 03/20/08                                                       143,598          141,616
  Cityscape Home Equity Loan Trust
     7.410% 05/25/28                                                        63,597           63,521
     7.650% 09/25/25                                                       448,155          447,140
     7.940% 10/25/18                                                       122,214          122,028
  ContiMortgage Home Loan Equity Trust
     7.580% 08/15/28                                                       486,787          487,776
  Countrywide Asset-Backed Certificates
     3.550% 08/25/35 (a)                                                   945,210          945,380
  IMC Home Equity Loan Trust
     7.500% 04/25/26                                                       584,099          590,488
     7.520% 08/20/28                                                        82,549           82,477
  KeyCorp Student Loan Trust
     3.490% 08/27/25 (a)                                                   857,979          861,922
     3.930% 01/27/23 (a)(b)                                              1,005,004        1,012,130
  Long Beach Auto Receivables Trust
     4.050% 04/15/11                                                     1,700,000        1,679,855
  New Century Home Equity Loan Trust
     3.830% 01/25/34 (a)                                                   821,086          825,118
  SLM Student Loan Trust
     3.630% 01/25/10 (a)                                                   751,278          752,214
     3.960% 07/25/11 (a)                                                 1,400,000        1,400,644
     4.080% 01/25/13 (a)                                                 3,140,000        3,234,855
  UCFC Home Equity Loan
     6.315% 04/15/30                                                       294,833          299,738
  Volkswagen Auto Lease Trust
     3.940% 10/20/10                                                     1,500,000        1,497,660
  WFS Financial Owner Trust
     2.810% 08/22/11                                                     1,000,000          978,320
                                                                                     --------------
  Total Asset-Backed Securities
     (Cost of $15,841,315)                                                               15,892,181
                                                                                     --------------
Mortgage-Backed Securities (14.6%)
Agency Collateralized Mortgage Obligations (5.6%)
  Federal Home Loan Mortgage Corp.
     3.000% 06/15/09                                                     1,913,704        1,904,863
     4.000% 09/15/15 - 10/15/26                                          2,970,000        2,926,978
     6.500% 11/15/30                                                       158,888          160,837
  Federal National Mortgage Association
     4.010% 09/25/18 (a)                                                   342,202          342,434
                                                                                     --------------
                                                                                          5,335,112
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Mortgage-Backed Securities (continued)
Mortgage-Backed Securities (9.0%)
  Federal Home Loan Mortgage Corp.
     4.000% 05/01/11                                                $    1,768,461   $    1,736,053
     4.500% 11/01/07                                                       695,318          694,770
     5.500% 12/01/17                                                       348,440          355,505
  Federal National Mortgage Association
     4.500% 01/01/20                                                     1,911,795        1,881,706
     5.000% 08/01/19 - 05/01/20                                          1,822,553        1,827,564
     5.500% 11/01/18                                                       821,500          838,121
     6.000% 03/01/09 - 05/01/09                                            414,163          420,381
  Small Business Administration
     3.875% 10/25/21 - 06/25/22 (a)                                        566,313          570,674
     4.000% 07/25/21 - 11/25/21 (a)                                        109,407          109,418
     4.375% 01/25/17 (a)                                                   229,656          229,610
                                                                                     --------------
                                                                                          8,663,802
                                                                                     --------------
  Total Mortgage-Backed Securities
     (Cost of $14,129,310)                                                               13,998,914
                                                                                     --------------
Government Agencies & Obligations (11.8%)
Foreign Government Bonds (2.3%)
  Province of Ontario
     6.000% 02/21/06                                                       350,000          353,808
  Province of Quebec
     6.500% 01/17/06                                                       600,000          606,858
     7.000% 01/30/07                                                        85,000           88,550
  Republic of Italy
     2.500% 03/31/06                                                       750,000          741,998
  United Mexican States
     4.625% 10/08/08                                                       400,000          398,000
                                                                                     --------------
                                                                                          2,189,214
                                                                                     --------------
U.S. Government Agencies & Obligations (9.5%)
  A.I.D. Morocco
     3.875% 05/01/23 (a)                                                   360,000          357,588
  Federal Home Loan Bank
     3.000% 05/15/06                                                       125,000          123,990
  U.S. Treasury Inflation Index Note
     3.625% 01/15/08                                                     3,610,050        3,783,784
  U.S. Treasury Note
     3.375% 10/15/09                                                     4,980,000        4,831,960
                                                                                     --------------
                                                                                          9,097,322
                                                                                     --------------
  Total Government Agencies & Obligations
     (Cost of $11,494,504)                                                               11,286,536
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Short-Term Obligation (3.4%)
  Repurchase agreement with State Street Bank &
     Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
     collateralized by a U.S. Treasury Note
     maturing 05/15/13, market value of $3,301,591
     (repurchase proceeds $3,235,855)                               $    3,235,000   $    3,235,000
                                                                                     --------------
  Total Short-Term Obligation
     (Cost of $3,235,000)                                                                 3,235,000
                                                                                     --------------
  Total Investments (101.7%)
     (Cost of $97,994,754) (c)                                                           97,458,277

  Other Assets & Liabilities, Net (-1.7%)                                                (1,616,233)
                                                                                     --------------

  Net Assets (100.0%)                                                                $   95,842,044
                                                                                     ==============

Notes to Schedule of Investments:
   (a) The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2005.
   (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, these securities, which did not include any illiquid securities, amounted to $1,982,479, which represents 2.1% of net assets.
   (c) Cost for federal income tax purposes is $98,563,051.

At July 31, 2005, the Fund held the following open short futures contract:

                                                     AGGREGATE FACE   EXPIRATION    UNREALIZED
TYPE                     CONTRACTS       VALUE           VALUE           DATE      APPRECIATION
-----------------------------------------------------------------------------------------------
2-Year
U.S. Treasury Notes         30       $   6,194,531   $    6,244,218    Sep-2005    $     49,687

On July 31, 2005, cash of $12,000 was pledged as collateral for open futures contracts and was being held by the broker of the futures contracts.

At July 31, 2005, the asset allocation of the Fund is as follows:

                                                              % OF
  ASSET ALLOCATION                                         NET ASSETS
  ----------------                                         ----------
  Corporate Fixed-Income Bonds & Notes                           33.8%
  Collateralized Mortgage Obligations                            17.5
  Asset-Backed Securities                                        16.6
  Mortgage-Backed Securities                                     14.6
  Government Agencies & Obligations                              11.8
  Commercial Mortgage-Backed Securities                           4.0
  Short-Term Obligations                                          3.4
  Other Assets & Liabilities, Net                                (1.7)
                                                           ----------
                                                                100.0%
                                                           ==========

                 See Accompanying Notes to Financial Statements.

                         CMG ULTRA SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (41.9%)
Communications (1.2%)
 Telecommunications (1.2%)
  France Telecom SA
     7.450% 03/01/06                                                $      400,000   $      407,400
  Verizon Global Funding Corp.
     6.750% 12/01/05                                                       536,000          541,012
                                                                                     --------------
                                                                                            948,412
                                                                                     --------------
Consumer Cyclical (6.0%)
 Apparel (1.2%)
  Jones Apparel Group, Inc.
     7.875% 06/15/06                                                       500,000          514,535
  Nike, Inc.
     5.500% 08/15/06                                                       500,000          506,170
                                                                                     --------------
                                                                                          1,020,705
                                                                                     --------------
 Auto Manufacturers (1.3%)
  DaimlerChrysler North America Holding Corp.
     3.890% 05/24/06 (a)                                                   600,000          600,324
     6.400% 05/15/06                                                       455,000          462,444
                                                                                     --------------
                                                                                          1,062,768
                                                                                     --------------
 Retail (2.6%)
  Lowe's Companies, Inc.
     7.500% 12/15/05                                                       570,000          576,994
  McDonald's Corp.
     5.375% 04/30/07                                                       610,000          620,077
  Target Corp.
     5.950% 05/15/06                                                       885,000          897,133
                                                                                     --------------
                                                                                          2,094,204
                                                                                     --------------
 Textiles (0.9%)
  Cintas Corp.
     5.125% 06/01/07                                                       750,000          759,735
                                                                                     --------------
                                                                                          4,937,412
                                                                                     --------------
Consumer Non-Cyclical (3.6%)
 Agriculture (0.6%)
  Cargill, Inc.
     6.250% 05/01/06 (b)                                                   500,000          507,630
                                                                                     --------------
 Beverages (1.5%)
  Coca-Cola Enterprises, Inc.
     5.375% 08/15/06                                                       550,000          556,264
  Bottling Group LLC
     2.450% 10/16/06                                                       700,000          685,398
                                                                                     --------------
                                                                                          1,241,662
                                                                                     --------------
 Healthcare Services (0.6%)
  WellPoint, Inc.
     3.750% 12/14/07                                                       500,000          489,800
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Pharmaceuticals (0.6%)
  Eli Lilly & Co.
     3.340% 08/24/07 (a)                                            $      500,000   $      499,875
                                                                                     --------------
 Tobacco (0.3%)
  Altria Group, Inc.
     6.375% 02/01/06                                                       200,000          202,088
                                                                                     --------------
                                                                                          2,941,055
                                                                                     --------------
Energy (0.9%)
 Oil & Gas (0.5%)
  Ras Laffan Liquefied Natural Gas Co., Ltd.
     3.437% 09/15/09 (b)                                                   457,050          433,041
                                                                                     --------------
 Pipelines (0.4%)
  Duke Energy Field Services LLC
     7.500% 08/16/05                                                       300,000          300,369
                                                                                     --------------
                                                                                            733,410
                                                                                     --------------
Financials (24.7%)
 Banks (1.9%)
  Bank of Scotland
     3.500% 11/30/07 (b)                                                 1,000,000          979,950
  Bank One Corp.
     3.494% 02/27/06 (a)                                                   545,000          544,978
                                                                                     --------------
                                                                                          1,524,928
                                                                                     --------------
 Diversified Financial Services (20.0%)
  Caterpillar Financial Services Corp.
     3.400% 09/08/06 (a)                                                 1,000,000          999,430
  CIT Group, Inc.
     3.468% 02/15/07 (a)                                                 1,000,000        1,001,350
     6.500% 02/07/06                                                       360,000          364,396
  Countrywide Home Loans, Inc.
     3.250% 05/21/08                                                     1,500,000        1,445,790
  Credit Suisse First Boston USA, Inc.
     3.768% 02/15/07 (a)                                                 1,000,000        1,006,320
  Education Loans, Inc.
     3.380% 12/01/36 (a)                                                   900,000          900,000
  Ford Motor Credit Co.
     4.950% 01/15/08                                                       350,000          338,114
     6.875% 02/01/06                                                       150,000          151,473
  General Electric Capital Corp.
     5.350% 03/30/06                                                       500,000          504,250
     6.500% 12/10/07                                                       500,000          522,905
  Goldman Sachs Group, Inc.
     3.833% 10/27/06 (a)                                                 1,500,000        1,502,235
  Household Financial Corp.
     7.650% 05/15/07                                                     1,400,000        1,474,998

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Diversified Financial Services (continued)
  John Deere Capital Corp.
     3.625% 05/25/07                                                $      500,000   $      493,430
  JPMorgan & Co., Inc.
     6.250% 12/15/05                                                       500,000          504,165
  MBNA America Bank NA
     7.750% 09/15/05                                                       280,000          281,246
  Merrill Lynch & Co.
     3.600% 06/06/06 (a)                                                   700,000          701,218
     3.684% 05/22/06 (a)                                                   800,000          804,971
  Morgan Stanley
     3.440% 11/24/06 (a)                                                 1,500,000        1,501,170
  National Rural Utilities
     6.650% 10/01/05                                                       325,000          326,371
  SLM Corp.
     3.610% 09/15/06 (a)                                                 1,510,000        1,510,725
                                                                                     --------------
                                                                                         16,334,557
                                                                                     --------------
 Insurance (2.2%)
  Berkshire Hathaway Finance Corp.
     3.330% 05/16/08 (a)(b)                                                500,000          499,920
  Genworth Financial, Inc.
     3.560% 06/15/07 (a)                                                 1,100,000        1,101,595
  Prudential Financial, Inc.
     4.104% 11/15/06                                                       225,000          224,391
                                                                                     --------------
                                                                                          1,825,906
                                                                                     --------------
 Savings & Loans (0.6%)
  World Savings Bank FSB
     4.125% 03/10/08                                                       500,000          496,400
                                                                                     --------------
                                                                                         20,181,791
                                                                                     --------------
Industrials (2.3%)
 Electrical Components & Equipment (1.8%)
  Emerson Electric Co.
     6.300% 11/01/05                                                     1,470,000        1,478,893
                                                                                     --------------
  Transportation (0.5%) CSX Corp.
     4.010% 08/03/06 (a)                                                   387,000          387,000
                                                                                     --------------
                                                                                          1,865,893
                                                                                     --------------
Technology (0.4%)
 Software (0.4%)
  First Data Corp.
     4.700% 11/01/06                                                       300,000          301,404
                                                                                     --------------
Utilities (2.8%)
 Electric (2.2%)
  Alabama Power Co.
     2.650% 02/15/06                                                       400,000          396,984

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Electric (continued)
  Consolidated Edison Co.
     6.625% 12/15/05                                                $      329,000   $      332,014
  Georgia Power Co.
     6.200% 02/01/06                                                       300,000          302,949
  Wisconsin Electric Power Co.
     3.500% 12/01/07                                                       750,000          732,195
                                                                                     --------------
                                                                                          1,764,142
                                                                                     --------------
 Gas (0.6%)
  Sempra Energy
     6.950% 12/01/05                                                       500,000          504,670
                                                                                     --------------
                                                                                          2,268,812
                                                                                     --------------
  Total Corporate Fixed-Income Bonds & Notes
     (Cost of $34,339,764)                                                               34,178,189
                                                                                     --------------
Asset-Backed Securities (13.3%)
  AmeriCredit Automobile Receivables Trust
     3.930% 10/06/11                                                       500,000          489,645
  Ameriquest Mortgage Securities, Inc.
     5.000% 06/25/06 I.O. (c)                                            7,100,000          227,342
  Chase Funding Mortgage Loan Asset-Backed Certificates
     7.140% 09/25/28                                                       239,767          240,849
  Citibank Credit Card Issuance Trust
     2.700% 01/15/08                                                       310,000          308,363
  Credit-Based Asset Servicing & Securitization
     3.630% 05/25/35 (a)                                                    26,382           26,382
  DaimlerChrysler Auto Trust
     3.090% 01/08/08                                                       300,000          298,509
  Franklin Auto Trust
     3.130% 11/15/11                                                       500,000          489,100
  Harley-Davidson Motorcycle Trust
     2.630% 11/15/10                                                       251,089          246,712
  Long Beach Mortgage Loan Trust
     4.500% 12/25/06 I.O. (c)                                            4,921,392          196,167
  MBNA Credit Card Master Note Trust
     5.750% 10/15/08                                                       439,000          444,698
  Nissan Auto Lease Trust
     2.570% 06/15/09                                                       510,816          505,272
  Onyx Acceptance Grantor Trust
     2.400% 12/15/07                                                       153,538          152,806
     3.090% 09/15/08                                                       500,000          495,710
  Providian Gateway Master Trust
     3.350% 09/15/11 (b)                                                 1,500,000        1,465,275
  Residential Asset Mortgage Products, Inc.
     3.420% 10/25/27                                                     1,237,000        1,218,136
     3.640% 04/25/24 (a)                                                   334,249          334,269
     3.810% 01/25/26                                                       700,000          690,774
  Soundview Home Equity Loan Trust
     3.450% 04/25/35 (a)                                                   478,734          478,854

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Asset-Backed Securities (continued)
  Triad Auto Receivables Owner Trust
     1.400% 09/12/07                                                $       66,779   $       66,588
  USAA Auto Owner Trust
     2.930% 07/16/07                                                       261,776          260,472
  Volkswagen Auto Loan Enhanced Trust
     2.270% 10/22/07                                                       185,080          183,425
  Wells Fargo Financial Auto Owner Trust
     3.390% 06/15/06                                                       448,211          448,023
  WFS Financial Owner Trust
     1.760% 01/21/08                                                       118,424          117,925
     2.850% 09/22/08                                                       500,000          494,965
     3.020% 05/20/11                                                       998,691          982,373
                                                                                     --------------
  Total Asset-Backed Securities
     (Cost of $11,004,311)                                                               10,862,634
                                                                                     --------------
Government Agencies & Obligations (13.2%)
Foreign Government Bonds (1.2%)
  Italy Government International Bond
     4.000% 06/16/08                                                     1,000,000          989,790
                                                                                     --------------
U.S. Government Agencies & Obligations (12.0%)
  Federal Home Loan Bank
     2.500% 11/15/05                                                       500,000          498,286
     5.375% 02/15/07                                                     1,250,000        1,271,177
  Federal Home Loan Mortgage Corp.
     2.750% 10/15/06                                                     1,500,000        1,475,725
     2.810% 02/02/06                                                     1,000,000          994,402
     3.750% 11/15/06                                                     1,000,000          994,959
  Federal National Mortgage Association
     3.250% 06/28/06                                                     2,000,000        1,983,904
  U.S. Treasury Notes
     2.500% 10/31/06                                                     2,100,000        2,063,168
     3.125% 01/31/07                                                       500,000          493,789
                                                                                     --------------
                                                                                          9,775,410
                                                                                     --------------
  Total Government Agencies & Obligations
     (Cost of $10,883,233)                                                               10,765,200
                                                                                     --------------
Mortgage-Backed Securities (10.7%)
Agency Collateralized Mortgage Obligations (3.3%)
  Federal Home Loan Mortgage Corp.
     4.000% 05/15/14 - 07/15/24                                            739,638          733,107
     4.250% 03/15/17                                                     1,050,000        1,047,748
  Federal National Mortgage Association
     5.000% 01/25/23                                                       885,662          889,582
                                                                                     --------------
                                                                                          2,670,437
                                                                                     --------------
Mortgage-Backed Securities (7.4%)
  Federal Home Loan Mortgage Corp.
     5.000% 12/01/19                                                     1,863,077        1,869,000
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Mortgage-Backed Securities (continued)
  Federal National Mortgage Association
     6.000% 09/01/19                                                $    1,722,634   $    1,779,604
     6.500% 07/01/34                                                       375,097          388,612
  TBA,
     5.500% 12/01/20 (d)                                                 2,000,000        2,040,000
                                                                                     --------------
                                                                                          6,077,216
                                                                                     --------------
  Total Mortgage-Backed Securities
     (Cost of $8,842,440)                                                                 8,747,653
                                                                                     --------------
Municipal Bonds (6.3%)
  CA El Dorado Irrigation District Certificates of Participation
     Series 2004 B,
     2.950% 03/01/34 (e)                                                   500,000          498,870
  IL Midwestern University Foundation Education Loan Revenue
     Series 2002 A,
     3.380% 10/01/37 (e)                                                 1,000,000        1,000,000
  KS Wyandotte County Kansas City Unified Government
     Special Obligation Revenue
     1st Lien,
     Series 2005,
     4.670% 12/01/09 (e)                                                   500,000          499,175
  MO Higher Education Loan Authority
     Series 1995 D,
     3.380% 02/15/25 (e)                                                   500,000          500,000
  NJ Camden County Improvement Authority
     Series 2005,
     4.220% 08/03/06 (e)                                                   500,000          500,000
  NY City
     Series 2005 L,
     4.000% 12/01/06 (e)                                                   300,000          299,058
  NY State Urban Development Corp. Revenue
     Series 2004 B-3,
     3.580% 12/15/07 (e)                                                   800,000          786,000
  OH Knowledge Works Foundation Student Loan Revenue
     Series 2000 A-3,
     3.500% 11/01/35 (e)                                                   500,000          500,000
  OK State Student Loan Authority
     Series 2000 A-1,
     3.440% 06/01/30 (e)                                                   500,000          500,000
                                                                                     --------------
  Total Municipal Bonds
     (Cost of $5,100,888)                                                                 5,083,103
                                                                                     --------------
Collateralized Mortgage Obligation (0.5%)
  Washington Mutual
     3.624% 04/25/35                                                       425,533          424,852
                                                                                     --------------
  Total Collateralized Mortgage Obligation
     (Cost of $425,533)                                                                     424,852
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Short-Term Obligations (25.6%)
Repurchase Agreement (11.0%)
  Repurchase agreement with State Street Bank &
     Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
     collateralized by a U.S. Treasury Bond maturing 05/15/16,
     market value of $9,149,292 (repurchase proceeds $8,967,368)    $    8,965,000   $    8,965,000
                                                                                     --------------

U.S. Government Agency & Obligation (14.6%)
 Government & Agency Discount Note (14.6%)
  Federal National Mortgage Association
     3.480% 12/13/05 (f)                                                 3,000,000        2,961,118
     3.225% 10/19/05 (f)                                                 9,000,000        8,936,306
                                                                                     --------------
                                                                                         11,897,424
                                                                                     --------------
  Total Short-Term Obligations
     (Cost of $20,862,424)                                                               20,862,424
                                                                                     --------------
  Total Investments (111.5%)
     (Cost of $91,458,593) (g)                                                           90,924,055

  Other Assets & Liabilities, Net (-11.5%)                                               (9,348,852)
                                                                                     --------------

  Net Assets (100.0%)                                                                $   81,575,203
                                                                                     ==============

Notes to Schedule of Investments:
   (a) The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2005.
   (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, these securities, which did not include any illiquid securities, amounted to $3,885,816, which represents 4.8% of net assets.
   (c) Accrued interest accumulates in the value of this security and is payable at redemption.
   (d) Security purchased on a delayed delivery basis.
   (e) Auction rate security. A debt security in which the interest rate is reset periodically, at intervals established at the time of issuance.
   (f) The rate shown represents the annualized yield at the date of purchase.
   (g) Cost for federal income tax purposes is $91,783,509.

                 See Accompanying Notes to Financial Statements.

At July 31, 2005, the asset allocation of the Fund is as follows:

                                                                    % OF
  ASSET ALLOCATION                                               NET ASSETS
  ----------------                                               ----------
  Corporate Fixed Income Bonds & Notes                               41.9%
  Asset-Backed Securities                                            13.3
  Government Agencies & Obligations                                  13.2
  Mortgage-Backed Securities                                         10.7
  Municipal Bonds                                                     6.3
  Collateralized Mortgage Obligation                                  0.5
  Short-Term Obligations                                             25.6
  Other Assets & Liabilities, Net                                   (11.5)
                                                                   ------
                                                                    100.0%
                                                                   ======

   ACRONYM       NAME
   -------       ----
   I.O.          Interest only securitiy
   TBA           To Be Announced

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (93.2%)
Basic Materials (4.0%)
 Chemicals (2.3%)
  Chemicals-Diversified (0.6%)
   EquiStar Chemicals LP
     10.125% 09/01/08                                               $      950,000   $    1,052,125
     10.625% 05/01/11                                                      585,000          652,275
                                                                                     --------------
                                                                                          1,704,400
                                                                                     --------------
  Chemicals-Specialty (0.6%)
   Nalco Co.
     7.750% 11/15/11                                                     1,385,000        1,475,025
                                                                                     --------------

  Industrial-Gases (1.1%)
   Airgas, Inc.
     6.250% 07/15/14                                                       155,000          158,875
     9.125% 10/01/11                                                     2,570,000        2,775,600
                                                                                     --------------
                                                                                          2,934,475
                                                                                     --------------
                                                                                          6,113,900
                                                                                     --------------

 Forest Products & Paper (1.0%)
  Paper & Related Products (1.0%)
   Boise Cascade LLC
     7.125% 10/15/14                                                     2,660,000        2,620,100
                                                                                     --------------

 Iron/Steel (0.7%)
  Steel-Producers (0.7%)
   Russel Metals, Inc.
     6.375% 03/01/14                                                     1,260,000        1,215,900
   United States Steel Corp.
     9.750% 05/15/10                                                       750,000          821,250
                                                                                     --------------
                                                                                          2,037,150
                                                                                     --------------
                                                                                         10,771,150
                                                                                     --------------

Communications (14.0%)
 Advertising (2.1%)
  Advertising Sales (2.1%)
   Lamar Media Corp.
     7.250% 01/01/13                                                     5,265,000        5,580,900
                                                                                     --------------

 Media (9.0%)
  Cable TV (4.9%)
   DirecTV Holdings LLC
     6.375% 06/15/15 (a)                                                   575,000          575,000
     8.375% 03/15/13                                                     3,409,000        3,775,467
   EchoStar DBS Corp.
     5.750% 10/01/08                                                     2,985,000        2,962,612
     6.625% 10/01/14                                                     1,270,000        1,262,063

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Media (continued)
   Rogers Cable, Inc.
     6.250% 06/15/13                                                $    2,550,000   $    2,562,750
     7.875% 05/01/12                                                     1,880,000        2,053,900
                                                                                     --------------
                                                                                         13,191,792
                                                                                     --------------
  Multimedia (0.5%)
   Emmis Operating Co.
     6.875% 05/15/12                                                     1,495,000        1,495,000
                                                                                     --------------

  Publishing-Periodicals (3.1%)
   Dex Media West LLC
     5.875% 11/15/11                                                     3,995,000        3,965,038
   R.H. Donnelley Finance Corp.
     10.875% 12/15/12 (a)                                                3,770,000        4,373,200
                                                                                     --------------
                                                                                          8,338,238
                                                                                     --------------

  Television (0.5%)
   LIN Television Corp.
     6.500% 05/15/13                                                     1,350,000        1,306,125
                                                                                     --------------
                                                                                         24,331,155
                                                                                     --------------
Telecommunications (2.9%)
  Cellular Telecommunications (2.9%)
   Nextel Communications, Inc.
     5.950% 03/15/14                                                       120,000          124,200
     6.875% 10/31/13                                                       605,000          645,838
     7.375% 08/01/15                                                     4,110,000        4,428,525
   Rogers Wireless, Inc.
     7.500% 03/15/15                                                       850,000          933,937
     8.000% 12/15/12                                                     1,485,000        1,603,800
                                                                                     --------------
                                                                                          7,736,300
                                                                                     --------------
                                                                                         37,648,355
                                                                                     --------------
Consumer Cyclical (21.7%)
 Auto Parts & Equipment (0.7%)
  Auto/Truck Parts & Equipment-Original (0.7%)
   Accuride Corp.
     8.500% 02/01/15                                                     1,075,000        1,118,000
   TRW Automotive, Inc.
     9.375% 02/15/13                                                       750,000          841,875
                                                                                     --------------
                                                                                          1,959,875
                                                                                     --------------
 Entertainment (3.0%)
  Music (0.8%)
   Warner Music Group
     7.375% 04/15/14                                                     2,035,000        2,096,050
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Entertainment (continued)
  Racetracks (1.1%)
   Speedway Motorsports, Inc.
     6.750% 06/01/13                                                $    2,740,000   $    2,829,050
                                                                                     --------------

  Theaters (1.1%)
   Cinemark USA, Inc.
     9.000% 02/01/13                                                     2,855,000        2,997,750
                                                                                     --------------
                                                                                          7,922,850
                                                                                     --------------
 Home Builders (2.5%)
  Building-Residential/Commercial (2.5%)
   Beazer Homes USA, Inc.
     6.875% 07/15/15 (a)                                                 1,350,000        1,356,750
   K. Hovnanian Enterprises, Inc.
     6.000% 01/15/10                                                       875,000          870,625
     6.375% 12/15/14                                                       750,000          755,625
     6.500% 01/15/14                                                     1,050,000        1,068,375
   KB Home
     7.750% 02/01/10                                                       225,000          239,063
     8.625% 12/15/08                                                     2,160,000        2,359,800
                                                                                     --------------
                                                                                          6,650,238
                                                                                     --------------
 Leisure Time (2.4%)
  Cruise Lines (1.8%)
   Royal Caribbean Cruises Ltd.
     6.750% 03/15/08                                                       525,000          547,969
     6.875% 12/01/13                                                     1,300,000        1,391,000
     8.750% 02/02/11                                                     2,530,000        2,896,850
                                                                                     --------------
                                                                                          4,835,819
                                                                                     --------------
  Leisure & Recreational Products (0.6%)
   Leslie's Poolmart
     7.750% 02/01/13                                                     1,605,000        1,637,100
                                                                                     --------------
                                                                                          6,472,919
                                                                                     --------------
Lodging (9.3%)
  Casino Hotels (8.2%)
   CCM Merger, Inc.
     8.000% 08/01/13 (a)                                                 1,240,000        1,267,900
   Caesars Entertainment, Inc.
     7.875% 03/15/10                                                     2,995,000        3,320,706
     8.875% 09/15/08                                                       800,000          888,000
     9.375% 02/15/07                                                       955,000        1,018,269
   Kerzner International Ltd.
     8.875% 08/15/11                                                     2,805,000        3,001,350
   MGM Mirage, Inc.
     6.000% 10/01/09                                                     4,010,000        4,020,025
     8.500% 09/15/10                                                     1,090,000        1,203,087

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Lodging (continued)
   Station Casinos, Inc.
     6.500% 02/01/14                                                $    2,620,000   $    2,688,775
     6.875% 03/01/16                                                     2,465,000        2,542,031
   Wynn Las Vegas LLC
     6.625% 12/01/14                                                     2,105,000        2,049,744
                                                                                     --------------
                                                                                         21,999,887
                                                                                     --------------
  Hotels & Motels (1.1%)
   Starwood Hotels & Resorts Worldwide, Inc.
     7.375% 05/01/07                                                       325,000          338,000
     7.875% 05/01/12                                                     2,360,000        2,643,200
                                                                                     --------------
                                                                                          2,981,200
                                                                                     --------------
                                                                                         24,981,087
                                                                                     --------------
 Retail (3.8%)
  Retail-Automobiles (1.7%)
   AutoNation, Inc.
     9.000% 08/01/08                                                     2,745,000        3,026,362
   Group 1 Automotive, Inc.
     8.250% 08/15/13                                                     1,390,000        1,407,375
                                                                                     --------------
                                                                                          4,433,737
                                                                                     --------------
  Retail-Convenience Store (1.1%)
   Couche-Tard US
     7.500% 12/15/13                                                     2,855,000        3,040,575
                                                                                     --------------

  Retail-Propane Distributors (0.5%)
   Suburban Propane Partners LP
     6.875% 12/15/13                                                     1,460,000        1,416,200
                                                                                     --------------

  Retail-Restaurants (0.5%)
   Domino's, Inc.
     8.250% 07/01/11                                                     1,300,000        1,397,500
                                                                                     --------------
                                                                                         10,288,012
                                                                                     --------------
                                                                                         58,274,981
                                                                                     --------------
Consumer Non-Cyclical (17.2%)
 Beverages (4.0%)
  Beverages-Non-Alcoholic (2.1%)
   Cott Beverages, Inc.
     8.000% 12/15/11                                                     5,285,000        5,602,100
                                                                                     --------------

  Beverages-Wine/Spirits (1.9%)
   Constellation Brands, Inc.
     8.000% 02/15/08                                                     1,468,000        1,556,080
     8.125% 01/15/12                                                     3,455,000        3,705,487
                                                                                     --------------
                                                                                          5,261,567
                                                                                     --------------
                                                                                         10,863,667
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Commercial Services (4.0%)
  Commercial Services (1.5%)
   Iron Mountain, Inc.
     7.750% 01/15/15                                                $    1,850,000   $    1,887,000
     8.625% 04/01/13                                                     2,175,000        2,289,188
                                                                                     --------------
                                                                                          4,176,188
                                                                                     --------------
  Consulting Services (0.1%)
   FTI Consulting
     7.625% 06/15/13 (a)                                                   275,000          279,469
                                                                                     --------------

  Funeral Services & Related Items (0.3%)
   Stewart Enterprises, Inc.
     6.250% 02/15/13 (a)                                                   730,000          719,050
                                                                                     --------------

  Private Corrections (1.6%)
   Corrections Corp. of America
     6.250% 03/15/13                                                       765,000          759,262
     7.500% 05/01/11                                                     3,330,000        3,471,525
                                                                                     --------------
                                                                                          4,230,787
                                                                                     --------------
  Rental Auto/Equipment (0.5%)
   United Rentals, Inc.
     7.000% 02/15/14                                                       600,000          565,500
     7.750% 11/15/13                                                       725,000          706,875
                                                                                     --------------
                                                                                          1,272,375
                                                                                     --------------
                                                                                         10,677,869
                                                                                     --------------
 Food (0.5%)
  Food-Miscellaneous/Diversified (0.5%)
   Del Monte Corp.
     6.750% 02/15/15 (a)                                                 1,275,000        1,303,688
                                                                                     --------------

 Healthcare Services (6.3%)
  Medical-HMO (1.1%)
   Coventry Health Care, Inc.
     5.875% 01/15/12                                                     2,925,000        2,976,187
                                                                                     --------------

  Medical-Hospitals (3.1%)
   Community Health Systems, Inc.
     6.500% 12/15/12                                                       200,000          202,750
   HCA, Inc.
     6.950% 05/01/12                                                     5,000,000        5,263,650
   Triad Hospitals, Inc.
     7.000% 05/15/12                                                     2,700,000        2,835,000
                                                                                     --------------
                                                                                          8,301,400
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Healthcare Services (continued)
  Medical-Nursing Homes (0.5%)
   Extendicare Health Services, Inc.
     6.875% 05/01/14                                                $    1,200,000   $    1,194,000
     9.500% 07/01/10                                                       255,000          275,400
                                                                                     --------------
                                                                                          1,469,400
                                                                                     --------------
  Medical-Outpatient/Home Medical (0.5%)
   Select Medical Corp.
     7.625% 02/01/15                                                     1,465,000        1,446,688
                                                                                     --------------

  Medical Products (1.1%)
   Fisher Scientific International, Inc.
     6.750% 08/15/14                                                     2,730,000        2,869,912
                                                                                     --------------
                                                                                         17,063,587
                                                                                     --------------
 Household Products/Wares (1.0%)
  Consumer Products-Miscellaneous (1.0%)
   Scotts Co.
     6.625% 11/15/13                                                     2,680,000        2,760,400
                                                                                     --------------

 Pharmaceuticals (1.4%)
  Medical-Wholesale Drug Distribution (0.8%)
   AmerisourceBergen Corp.
     8.125% 09/01/08                                                     2,055,000        2,224,538
                                                                                     --------------

  Pharmacy Services (0.6%)
   Omnicare, Inc.
     8.125% 03/15/11                                                     1,365,000        1,433,250
                                                                                     --------------
                                                                                          3,657,788
                                                                                     --------------
                                                                                         46,326,999
                                                                                     --------------
Energy (15.3%)
  Coal (3.6%)
   Arch Western Finance LLC
     6.750% 07/01/13                                                     3,875,000        3,981,563
   Peabody Energy Corp.
     6.875% 03/15/13                                                     5,435,000        5,761,100
                                                                                     --------------
                                                                                          9,742,663
                                                                                     --------------
 Oil & Gas (7.1%)
  Oil & Gas Drilling (0.6%)
   Pride International, Inc.
     7.375% 07/15/14                                                     1,410,000        1,551,000
                                                                                     --------------

  Oil Companies-Exploration & Production (6.5%)
   Chesapeake Energy Corp.
     6.375% 06/15/15                                                     2,960,000        3,041,400
     7.500% 09/15/13                                                     2,315,000        2,500,200

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Oil & Gas (continued)
   Newfield Exploration Co.
     6.625% 09/01/14                                                $    4,080,000   $    4,289,100
   Plains Exploration & Production Co.
     7.125% 06/15/14                                                     2,535,000        2,737,800
   Pogo Producing Co.
     6.625% 03/15/15 (a)                                                 2,025,000        2,070,562
   Vintage Petroleum, Inc.
     7.875% 05/15/11                                                     2,800,000        2,940,000
                                                                                     --------------
                                                                                         17,579,062
                                                                                     --------------
                                                                                         19,130,062
                                                                                     --------------
 Oil & Gas Services (2.3%)
  Oil-Field Services (1.7%)
   Hornbeck Offshore Services, Inc.
     6.125% 12/01/14                                                     1,480,000        1,491,100
   Universal Compression, Inc.
     7.250% 05/15/10                                                     2,845,000        2,973,025
                                                                                     --------------
                                                                                          4,464,125
                                                                                     --------------
 Oil Field Machinery & Equipment (0.6%)
   Grant Prideco, Inc.
     6.125% 08/15/15 (a)                                                 1,595,000        1,624,906
                                                                                     --------------
                                                                                          6,089,031
                                                                                     --------------
 Pipelines (2.3%)
  Pipelines (2.3%)
   MarkWest Energy Partners LP
     6.875% 11/01/14 (a)                                                 1,560,000        1,579,500
   Williams Companies, Inc.
     7.125% 09/01/11                                                     1,440,000        1,564,200
     8.125% 03/15/12                                                     2,740,000        3,164,700
                                                                                     --------------
                                                                                          6,308,400
                                                                                     --------------
                                                                                         41,270,156
                                                                                     --------------
Financials (0.8%)
 Real Estate Investment Trusts (REITs) (0.8%)
  REITs-Diversified (0.3%)
   iStar Financial, Inc.
     5.125% 04/01/11                                                       735,000          726,672
                                                                                     --------------

 REITs-Hotels (0.5%)
   Host Marriott LP
     6.375% 03/15/15                                                     1,515,000        1,503,638
                                                                                     --------------
                                                                                          2,230,310
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (15.3%)
 Aerospace & Defense (2.9%)
  Aerospace/Defense-Equipment (1.2%)
   TransDigm, Inc.
     8.375% 07/15/11                                                $    2,875,000   $    3,040,313
                                                                                     --------------

  Electronics-Military (1.7%)
   L-3 Communications Corp.
     6.125% 07/15/13                                                       260,000          262,600
     6.375% 10/15/15 (a)                                                 1,600,000        1,620,000
     7.625% 06/15/12                                                     2,570,000        2,749,900
                                                                                     --------------
                                                                                          4,632,500
                                                                                     --------------
                                                                                          7,672,813
                                                                                     --------------
 Environmental Control (1.0%)
  Non-Hazardous Waste Disposal (1.0%)
   Allied Waste North America, Inc.
     6.375% 04/15/11                                                     2,725,000        2,656,875
     6.500% 11/15/10                                                        30,000           29,550
                                                                                     --------------
                                                                                          2,686,425
                                                                                     --------------
 Hand/Machine Tools (1.0%)
  Machine Tools & Related Products (1.0%)
   Kennametal, Inc.
     7.200% 06/15/12                                                     2,560,000        2,800,358
                                                                                     --------------

 Machinery-Diversified (1.5%)
  Machinery-General Industry (1.5%)
   Manitowoc Co., Inc.
     7.125% 11/01/13                                                     1,195,000        1,260,725
   Westinghouse Air Brake Technologies Corp.
     6.875% 07/31/13                                                     2,590,000        2,693,600
                                                                                     --------------
                                                                                          3,954,325
                                                                                     --------------
 Packaging & Containers (6.0%)
  Containers-Metal/Glass (5.0%)
   Ball Corp.
     6.875% 12/15/12                                                     5,030,000        5,306,650
  Owens-Brockway Glass Container
     6.750% 12/01/14                                                       735,000          747,863
     8.875% 02/15/09                                                     1,115,000        1,181,900
  Owens-Illinois, Inc.
     7.500% 05/15/10                                                     1,900,000        1,990,250
  Silgan Holdings, Inc.
     6.750% 11/15/13                                                     4,050,000        4,166,437
                                                                                     --------------
                                                                                         13,393,100
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Corporate Fixed-Income Bonds & Notes (continued)
 Packaging & Containers (continued)
  Containers-Paper/Plastic (1.0%)
   Smurfit-Stone Container Corp.
     7.375% 07/15/14                                                $       75,000   $       70,125
     8.375% 07/01/12                                                     1,555,000        1,582,212
     9.750% 02/01/11                                                       980,000        1,036,350
                                                                                     --------------
                                                                                          2,688,687
                                                                                     --------------
                                                                                         16,081,787
                                                                                     --------------
 Transportation (2.9%)
  Transportation-Marine (2.0%)
   Overseas Shipholding Group
     8.250% 03/15/13                                                       810,000          860,625
   Teekay Shipping Corp.
     8.875% 07/15/11                                                     4,030,000        4,574,050
                                                                                     --------------
                                                                                          5,434,675
                                                                                     --------------
  Transportation-Services (0.9%)
   Offshore Logistics, Inc.
     6.125% 06/15/13                                                     2,570,000        2,486,475
                                                                                     --------------
                                                                                          7,921,150
                                                                                     --------------
                                                                                         41,116,858
                                                                                     --------------
Technology (1.1%)
 Semiconductors (1.1%)
  Electronic Components-Semiconductors (1.1%)
   Freescale Semiconductor, Inc.
     6.875% 07/15/11                                                     2,815,000        2,976,863
                                                                                     --------------

Utilities (3.8%)
 Electric (3.8%)
  Electric-Generation (2.3%)
   AES Corp.
     7.750% 03/01/14                                                     3,035,000        3,308,150
   Texas Genco LLC
     6.875% 12/15/14 (a)                                                 2,885,000        3,036,463
                                                                                     --------------
                                                                                          6,344,613
                                                                                     --------------
  Electric-Integrated (1.5%)
   Nevada Power Co.
     5.875% 01/15/15 (a)                                                   705,000          719,100
     6.500% 04/15/12                                                       735,000          765,319
   NorthWestern Corp.
     5.875% 11/01/14 (a)                                                   175,000          179,812
   TECO Energy, Inc.
     6.750% 05/01/15 (a)                                                 1,280,000        1,366,400
     7.000% 05/01/12                                                       840,000          903,000
                                                                                     --------------
                                                                                          3,933,631
                                                                                     --------------
                                                                                         10,278,244
                                                                                     --------------
   Total Corporate Fixed-Income Bonds & Notes
     (Cost of $247,172,843)                                                             250,893,916
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                         PAR             VALUE
                                                                    --------------   --------------
Short-Term Obligation (5.1%)
   Repurchase agreement with State Street Bank &
     Trust Co., dated 07/29/05, due 08/01/05 at 3.170%,
     collateralized by a U.S. Treasury Note
     maturing 02/15/10, market value of $14,006,363
     (repurchase proceeds $13,730,626)                              $   13,727,000   $   13,727,000
                                                                                     --------------
   Total Short-Term Obligation
     (Cost of $13,727,000)                                                               13,727,000
                                                                                     --------------
   Total Investments (98.3%)
     (Cost of $260,899,843) (b)                                                         264,620,916

   Other Assets & Liabilities, Net (1.7%)                                                 4,621,695
                                                                                     --------------


   Net Assets (100.0%)                                                               $  269,242,611
                                                                                     ==============


Notes to Schedule of Investments:
  (a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, these securities, which did not include any illiquid securities, amounted to $22,071,800, which represents 8.2% of net assets.
  (b) Cost for federal income tax purposes is $262,266,765.

At July 31, 2005, the asset allocation of the Fund is as follows:

                                                                                            % OF
  ASSET ALLOCATION                                                                       NET ASSETS
  ----------------                                                                       ----------
  Consumer Cyclical                                                                          21.7%
  Consumer Non-Cyclical                                                                      17.2
  Energy                                                                                     15.3
  Industrials                                                                                15.3
  Communications                                                                             14.0
  Basic Materials                                                                             4.0
  Utilities                                                                                   3.8
  Technology                                                                                  1.1
  Financials                                                                                  0.8
  Short-Term Obligation                                                                       5.1
  Other Assets & Liabilities, Net                                                             1.7
                                                                                         ----------
                                                                                            100.0%
                                                                                         ==========

                 See Accompanying Notes to Financial Statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2005

                                                  CMG                CMG                CMG                CMG
                                               CORE BOND         SHORT TERM       ULTRA SHORT TERM      HIGH YIELD
                                                 FUND             BOND FUND           BOND FUND            FUND
                                            ---------------    ---------------    ----------------   ---------------
ASSETS:
  Investments, at identified cost
   (including repurchase agreements)        $    88,680,789    $    97,994,754    $     91,458,593   $   260,899,843
                                            ---------------    ---------------    ----------------   ---------------
  Investments, at value                     $    77,823,139    $    94,223,277    $     81,959,055   $   250,893,916
  Repurchase agreement                           10,577,000          3,235,000           8,965,000        13,727,000
  Cash                                                  436                  -             206,141                 -
  Cash at broker                                          -             12,000                   -                 -
  Receivable for:
     Investments sold                                     -                  -           1,400,000         1,181,989
     Investments sold on a delayed
      delivery basis                              1,187,448                  -                   -                 -
     Capital stock sold                                   -                  -             688,000           133,285
     Interest                                       641,632            642,809             589,794         4,550,740
     Futures variation margin                         6,094              6,093                   -                 -
  Expense reimbursement due from
   Investment Advisor                                 2,434              4,158               1,807             7,233
  Deferred Trustees' compensation plan                1,595              2,489                 788             3,695
  Other assets                                          342                  -                 843               553
                                            ---------------    ---------------    ----------------   ---------------
  Total Assets                                   90,240,120         98,125,826          93,811,428       270,498,411
                                            ---------------    ---------------    ----------------   ---------------
LIABILITIES:
  Payable for:
     Payable to custodian bank                            -              4,774                   -             4,733
     Investments purchased                        1,437,997          2,021,955           5,271,999           575,000
     Investments purchased on a delayed
      delivery basis                              9,363,460                  -                   -                 -
     Fund shares repurchased                         16,110             11,221           6,649,433             4,949
     Distributions                                  273,201            194,480             270,563           546,427
     Investment advisory fee                         17,793             22,507              17,774            90,486
     Audit fee                                       27,500             26,011              25,668            30,510
     Deferred Trustees' fees                          1,595              2,489                 788             3,695
  Other liabilities                                       -                345                   -                 -
                                            ---------------    ---------------    ----------------   ---------------
  Total liabilities                              11,137,656          2,283,782          12,236,225         1,255,800
                                            ---------------    ---------------    ----------------   ---------------
NET ASSETS                                  $    79,102,464    $    95,842,044    $     81,575,203   $   269,242,611
                                            ===============    ===============    ================   ===============
NET ASSETS consist of:
  Paid-in capital                           $    79,511,215    $   100,272,925    $     83,251,631   $   312,282,489
  Overdistributed net investment income            (129,609)          (402,571)           (596,700)       (1,346,465)
  Accumulated net realized loss                     (48,180)        (3,541,520)           (545,190)      (45,414,486)
  Net unrealized appreciation
   (depreciation) on:
     Investments                                   (280,650)          (536,477)           (534,538)        3,721,073
     Futures contracts                               49,688             49,687                   -                 -
                                            ---------------    ---------------    ----------------   ---------------
NET ASSETS                                  $    79,102,464    $    95,842,044    $     81,575,203   $   269,242,611
                                            ===============    ===============    ================   ===============
Shares of capital stock outstanding               7,591,527          8,132,385           8,434,875        33,329,839
                                            ===============    ===============    ================   ===============
Net asset value, offering and redemption
   price per share                          $         10.42    $         11.79    $           9.67   $          8.08
                                            ===============    ===============    ================   ===============

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2005

                                                  CMG                CMG                CMG                CMG
                                               CORE BOND         SHORT TERM       ULTRA SHORT TERM      HIGH YIELD
                                                 FUND             BOND FUND           BOND FUND            FUND
                                            ---------------    ---------------    ----------------   ---------------
NET INVESTMENT INCOME:
   Income:
     Interest                               $     2,532,395    $     3,868,165    $      1,982,911   $    22,642,204
                                            ---------------    ---------------    ----------------   ---------------
   Expenses:
     Investment advisory fee                        148,407            265,538             184,575         1,358,810
     Trustees' fees                                   6,517              7,974               4,744            14,566
     Audit fee                                       29,400             30,731              29,868            37,441
     Non-recurring costs (See Note 8)                 1,150              1,929                 973             6,213
     Other expenses                                   1,832              4,849               2,618            12,727
                                            ---------------    ---------------    ----------------   ---------------
        Total expenses                              187,306            311,021             222,778         1,429,757
     Expense reimbursement from
       Investment Advisor                           (37,749)           (42,554)            (37,230)          (63,511)
     Non-recurring costs assumed by
       Investment Advisor (See Note 8)               (1,150)            (1,929)               (973)           (6,213)
                                            ---------------    ---------------    ----------------   ---------------
        Net expenses                                148,407            266,538             184,575         1,360,033
                                            ---------------    ---------------    ----------------   ---------------
   Net investment income                          2,383,988          3,601,627           1,798,336        21,282,171
                                            ---------------    ---------------    ----------------   ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
     Investments                                    200,146           (153,941)            (23,356)        8,588,241
     Futures contracts                              (23,876)           (22,959)                  -                 -
                                            ---------------    ---------------    ----------------   ---------------
        Net realized gain (loss)                    176,270           (176,900)            (23,356)        8,588,241
                                            ---------------    ---------------    ----------------   ---------------
   Net change in unrealized appreciation/
    depreciation on:
     Investments                                   (279,008)          (927,258)           (366,837)       (3,213,339)
     Futures contracts                               62,438             49,687                   -                 -
                                            ---------------    ---------------    ----------------   ---------------
        Net change in unrealized
          appreciation/depreciation                (216,570)          (877,571)           (366,837)       (3,213,339)
                                            ---------------    ---------------    ----------------   ---------------
   Net gain (loss)                                  (40,300)        (1,054,471)           (390,193)        5,374,902
                                            ---------------    ---------------    ----------------   ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                          $     2,343,688    $     2,547,156    $      1,408,143   $    26,657,073
                                            ===============    ===============    ================   ===============

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           CMG                                    CMG
                                                          CORE                                SHORT TERM
                                                        BOND FUND                              BOND FUND
                                            ----------------------------------    ----------------------------------
                                                    YEAR ENDED JULY 31,                   YEAR ENDED JULY 31,
                                            ----------------------------------    ----------------------------------
                                                  2005               2004               2005               2004
                                            ---------------    ---------------    ----------------   ---------------
Operations:
   Net investment income                    $     2,383,988    $     1,476,947    $     3,601,627    $     3,613,606
   Net realized gain (loss) on
     investments and futures contracts              176,270             58,772           (176,900)           141,676
   Net change in unrealized
     appreciation/depreciation on
     investments and futures contracts             (216,570)           (28,286)          (877,571)          (513,208)
                                            ---------------    ---------------    ---------------    ---------------
   Net increase from operations                   2,343,688          1,507,433          2,547,156          3,242,074
                                            ---------------    ---------------    ---------------    ---------------

Distributions declared to shareholders:
   From net investment income                    (2,560,924)        (1,618,453)        (4,015,551)        (3,965,886)
   From net realized gains                                -           (424,522)                 -                  -
                                            ---------------    ---------------    ---------------    ---------------
   Total distributions declared
     to shareholders                             (2,560,924)        (2,042,975)        (4,015,551)        (3,965,886)
                                            ---------------    ---------------    ---------------    ---------------

Share transactions:
   Subscriptions                                 58,926,891         45,285,510         26,264,611         59,951,561
   Distributions reinvested                         329,461          1,214,069          2,577,783          3,016,948
   Redemptions                                  (12,746,687)       (43,666,147)       (50,657,075)       (56,312,517)
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in share
   transactions                                  46,509,665          2,833,432        (21,814,681)         6,655,992
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            46,292,429          2,297,890        (23,283,076)         5,932,180

NET ASSETS:
Beginning of period                              32,810,035         30,512,145        119,125,120        113,192,940
                                            ---------------    ---------------    ---------------    ---------------
End of period                               $    79,102,464    $    32,810,035    $    95,842,044    $   119,125,120
                                            ===============    ===============    ===============    ===============
Overdistributed net investment
   income                                   $      (129,609)   $       (75,858)   $      (402,571)   $      (426,314)
                                            ===============    ===============    ===============    ===============

Changes in shares:
   Subscriptions                                  5,606,416          4,306,892          2,196,838          4,971,382
   Issued for distributions reinvested               31,434            115,771            216,646            250,706
   Redemptions                                   (1,214,434)        (4,193,418)        (4,251,192)        (4,673,216)
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                           4,423,416            229,245         (1,837,708)           548,872

                 See Accompanying Notes to Financial Statements.

                                                             CMG                                 CMG
                                                       ULTRA SHORT TERM                       HIGH YIELD
                                                           BOND FUND                             FUND
                                            ----------------------------------    ----------------------------------
                                              YEAR ENDED         PERIOD ENDED             YEAR ENDED JULY 31,
                                               JULY 31,            JULY 31,       ----------------------------------
                                                 2005              2004 (a)            2005                2004
                                            ---------------    ---------------    ---------------    ---------------
Operations:
   Net investment income                    $     1,798,336    $       207,140    $    21,282,171    $    28,629,074
   Net realized gain (loss) on
     investments                                    (23,356)           (19,498)         8,588,241         11,465,251
   Net change in unrealized
     appreciation/depreciation
     on investments                                (366,837)          (167,701)        (3,213,339)        (3,719,002)
                                            ---------------    ---------------    ---------------    ---------------
   Net increase from operations                   1,408,143             19,941         26,657,073         36,375,323
                                            ---------------    ---------------    ---------------    ---------------

Distributions declared to shareholders:
   From net investment income                    (2,717,420)          (387,092)       (22,727,424)       (30,204,485)
   Return of capital                               (206,594)                 -                  -                  -
                                            ---------------    ---------------    ---------------    ---------------
   Total distributions declared
     to shareholders                             (2,924,014)          (387,092)       (22,727,424)       (30,204,485)
                                            ---------------    ---------------    ---------------    ---------------

Share transactions:
   Subscriptions                                 36,802,190         72,925,807         32,168,726        118,229,818
   Distributions reinvested                       1,256,886            110,468         17,597,737         24,159,735
   Redemptions                                  (22,203,245)        (5,433,881)      (166,610,851)      (195,444,715)
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in share
   transactions                                  15,855,831         67,602,394       (116,844,388)       (53,055,162)
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            14,339,960         67,235,243       (112,914,739)       (46,884,324)

NET ASSETS:
Beginning of period                              67,235,243                  -        382,157,350        429,041,674
                                            ---------------    ---------------    ---------------    ---------------
End of period                               $    81,575,203    $    67,235,243    $   269,242,611    $   382,157,350
                                            ===============    ===============    ===============    ===============
Overdistributed net investment
   income                                   $      (596,700)   $      (169,810)   $    (1,346,465)   $    (1,401,331)
                                            ===============    ===============    ===============    ===============

Changes in shares:
   Subscriptions                                  3,774,819          7,343,456          3,950,673         14,671,669
   Issued for distributions reinvested              128,653             11,162          2,166,477          2,996,559
   Redemptions                                   (2,274,518)          (548,697)       (20,573,327)       (24,196,101)
                                            ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                           1,628,954          6,805,921        (14,456,177)        (6,527,873)

(a) The Fund commenced investment operations on March 8, 2004.

                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

July 31, 2005


NOTE 1.  ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

        CMG Core Bond Fund
        CMG Short Term Bond Fund
        CMG Ultra Short Term Bond Fund
        CMG High Yield Fund

INVESTMENT GOALS. The CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. The CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principal. The CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of principal. The CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

FUND SHARES. Each Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS. Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY SECURITIES. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

TREASURY INFLATION INDEXED SECURITIES. The Fund may invest in Treasury Inflation-Indexed Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

INTEREST ONLY SECURITIES. The Fund may invest in Interest Only Securities ("IO"). Interest Only securities are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the pay down of principal.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3.  FEDERAL TAX INFORMATION:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments and paydown gain/loss reclasses were identified and reclassified among the components of the Funds' net assets as follows:

                                           (OVERDISTRIBUTED)      ACCUMULATED
                                             NET INVESTMENT      NET REALIZED
                                                 INCOME               LOSS          PAID-IN CAPITAL
                                           -----------------     -------------      ---------------
CMG Core Bond Fund                            $   123,185        $   (123,185)         $       -
CMG Short Term Bond Fund                          437,667            (437,667)                 -
CMG Ultra Short Term Bond Fund                    492,194            (492,194)                 -
CMG High Yield Fund                             1,500,119          (2,199,873)           699,754

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                                               JULY 31, 2005
                                              -----------------------------------------------
                                                                                      TAX
                                                ORDINARY          LONG-TERM          RETURN
                                                 INCOME*        CAPITAL GAINS      OF CAPITAL
                                              ------------      -------------      ----------
CMG Core Bond Fund                            $  2,560,924         $   -           $        -
CMG Short Term Bond Fund                         4,015,551             -                    -
CMG Ultra Short Term Bond Fund                   2,717,420             -              206,594
CMG High Yield Fund                             22,727,424             -                    -

                                                               JULY 31, 2004
                                              -----------------------------------------------
                                                                                      TAX
                                                ORDINARY          LONG-TERM          RETURN
                                                 INCOME*        CAPITAL GAINS      OF CAPITAL
                                              ------------      -------------      ----------
CMG Core Bond Fund                            $  1,801,868        $ 241,107           $  -
CMG Short Term Bond Fund                         3,965,886                -              -
CMG Ultra Short Term Bond Fund                     387,092                -              -
CMG High Yield Fund                             30,204,485                -              -

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                               NET
                                                 UNDISTRIBUTED       UNDISTRIBUTED         UNREALIZED
                                                   ORDINARY            LONG-TERM          APPRECIATION
                                                    INCOME           CAPITAL GAINS       (DEPRECIATION)*
                                                 -------------       -------------       ---------------
CMG Core Bond Fund                                 $ 319,658           $ 19,258           $   (464,208)
CMG Short Term Bond Fund                             350,722                  -             (1,104,774)
CMG Ultra Short Term Bond Fund                             -                  -               (859,454)
CMG High Yield Fund                                  551,010                  -              2,354,151

*The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                            NET
                                                                                        UNREALIZED
                                                 UNREALIZED         UNREALIZED         APPRECIATION
                                                APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                                ------------       ------------       --------------
CMG Core Bond Fund                              $   422,890        $   (887,098)       $   (464,208)
CMG Short Term Bond Fund                            258,217          (1,362,991)         (1,104,774)
CMG Ultra Short Term Bond Fund                        6,092            (865,546)           (859,454)
CMG High Yield Fund                               4,731,878          (2,377,727)          2,354,151

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                        2008         2009              2010        2012       2013          TOTAL
                                     ---------   ------------      -----------   --------   --------     ------------
CMG Short Term Bond Fund             $ 537,548   $          -      $ 2,365,257   $ 19,156   $ 25,391     $  2,947,352
CMG Ultra Short Term Bond Fund               -              -                -     29,640     47,961           77,601
CMG High Yield Fund                          -     20,199,377       25,194,365          -          -       45,393,742

Capital loss carryforwards of $6,361,581, for CMG High Yield Fund, were utilized during the year ended 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2005, post-October capital losses of $532,109 and $467,588 attributed to security transactions were deferred to August 1, 2005 for the CMG Short Term Bond Fund and CMG Ultra Short Term Bond Fund, respectively.

NOTE 4.  FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Effective on or about September 30, 2005, Columbia Management Advisors, Inc. will undergo a name change to Columbia Management Advisors, LLC. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

         CMG Core Bond Fund                             0.25%
         CMG Short Term Bond Fund                       0.25%
         CMG Ultra Short Term Bond Fund                 0.25%
         CMG High Yield Fund                            0.40%

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are included in the unified fee.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are included in the unified fee.

Effective on or about September 30, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc.

FEE WAIVERS. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

         CMG Core Bond Fund                             0.25%
         CMG Short Term Bond Fund                       0.25%
         CMG Ultra Short Term Bond Fund                 0.25%
         CMG High Yield Fund                            0.40%

FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included in the unified fee.

NOTE 5.  PORTFOLIO INFORMATION:

For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                        U.S. GOVERNMENT SECURITIES      OTHER INVESTMENT SECURITIES
                                       ----------------------------    -----------------------------
                                         PURCHASES         SALES         PURCHASES         SALES
                                       ------------    ------------    -------------   -------------
CMG Core Bond Fund                     $ 91,382,826    $ 60,074,341    $  26,289,392   $  12,746,913
CMG Short Term Bond Fund                 27,852,915      17,552,360       27,376,296      32,589,623
CMG Ultra Short Term Bond Fund           24,382,390      14,845,275       54,233,847      33,365,523
CMG High Yield Fund                               -               -      125,137,231     199,282,042

Sales of securities for the CMG High Yield Fund includes the value of securities delivered through an in-kind redemption of certain fund shares on July 31, 2005. Any realized gain on securities delivered through an in-kind redemption of fund shares is not taxable to the CMG High Yield Fund. The value of securities and realized gain on securities delivered through an in-kind redemption of Fund shares aggregated $43,127,993 and $699,754, respectively. Prior to the in-kind redemption, the shareholder owned 14.1% of the Fund.

NOTE 6.  LINE OF CREDIT:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the year ended July 31, 2005, the Funds did not borrow under this arrangement.

NOTE 7.  SHARES OF BENEFICIAL INTEREST

As of July 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

                                          NUMBER OF         % OF SHARES
                                         SHAREHOLDERS     OUTSTANDING HELD
                                         ------------     ----------------
CMG Core Bond Fund                             1                98.6%
CMG Short Term Bond Fund                       1                60.3%
CMG Ultra Short Term Bond Fund                 1                99.6%
CMG High Yield Fund                            1                32.8%

As of July 31, 2005, two of the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                          NUMBER OF         % OF SHARES
                                         SHAREHOLDERS     OUTSTANDING HELD
                                         ------------     ----------------
CMG Short Term Bond Fund                       1                27.4%
CMG High Yield Fund                            2                22.7%

NOTE 8.  DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

HIGH-YIELD SECURITIES. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an assurance of Discontinuance with the New York Attorney General ("NYAG") the NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the

Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended July 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters as follows:

         CMG Core Bond Fund                          $  1,150
         CMG Short Term Bond Fund                       1,929
         CMG Ultra Short Term Bond Fund                   973
         CMG High Yield Fund                            6,213

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES OF THE CMG FUND TRUST AND THE SHAREHOLDERS OF CMG CORE BOND FUND, CMG SHORT TERM BOND FUND, CMG ULTRA SHORT TERM BOND FUND AND CMG HIGH YIELD FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund (the "Funds") (each a series of CMG Fund Trust), at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 29, 2005

                              Unaudited Information

For the fiscal year ended July 31, 2005, the CMG Core Bond Fund designates long term capital gains of $19,258.

                                    Trustees

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                     DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST             COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
          ELECTED OR APPOINTED TO OFFICE(1)                                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------  ---------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 49)                              Executive Vice President--Strategy of United Airlines (airline) since
P.O. Box 66100                                          December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                                       September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                                    Financial Officer of United Airlines from July, 1999 to September, 2001;
                                                        Senior Vice President--Finance from March, 1993 to July, 1999). Oversees
                                                        101, Nash Finch Company (food distributor)

Janet Langford Kelly (age 47)                           Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                                 Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                                 Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                                    Corporation (consumer goods), from September, 2003 to March, 2004;
                                                        Executive Vice President--Corporate Development and Administration, General
                                                        Counsel and Secretary, Kellogg Company (food manufacturer), from September,
                                                        1999 to August, 2003; Senior Vice President, Secretary and General Counsel,
                                                        Sara Lee Corporation (branded, packaged, consumer-products manufacturer)
                                                        from January, 1995 to September, 1999). Oversees 101, None

Richard W. Lowry (age 69)                               Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                                  Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                                    Oversees 103(3), None
Trustee (since 1995)

Charles R. Nelson (age 62)                              Professor of Economics, University of Washington, since January, 1976; Ford
Department of Economics                                 and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                                Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                                       Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                                    2003) Adjunct Professor of Statistics, University of Washington, since
                                                        September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                                        since September, 1993; consultant on econometric and statistical matters.
                                                        Oversees 101, None

John J. Neuhauser (age 63)                              Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                         College (formerly Dean, Boston College School of Management from September,
Chestnut Hill, MA 02467-3838                            1977 to August, 1999). Oversees 1063, Saucony, Inc. (athletic footwear)
Trustee (since 1985)

Patrick J. Simpson (age 61)                             Partner, Perkins Coie L.L.P. (law firm). Oversees 101, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                                                                  PRINCIPAL OCCUPATION(S)
                                                                     DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR FIRST             COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR,
          ELECTED OR APPOINTED TO OFFICE(1)                                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------  ---------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Thomas E. Stitzel (age 69)                              Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                                  1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                         Analyst. Oversees 101, None
Trustee (since 1998)

Thomas C. Theobald (age 68)                             Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                                    investing) since September, 2004 (formerly Managing Director, William Blair
Suite 285                                               Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                                     September, 2004). Oversees 101, Anixter International (network support
Trustee and Chairman of the Board(4) (since 1996)       equipment distributor); Ventas, Inc. (real estate investment trust); Jones
                                                        Lang LaSalle (real estate management services) and Ambac Financial Group
                                                        (financial guaranty insurance)

Anne-Lee Verville (age 59)                              Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                                  IBM Corporation (computer and technology) from 1994 to 1997). Oversees 101,
Hopkinton, NH 03229                                     Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Trustee (since 1998)                                    and distributor of giftware and collectibles)

Richard L. Woolworth (age 64)                           Retired since December 2003 (formerly Chairman and Chief Executive Officer,
100 S.W. Market Street                                  The Regence Group (regional health insurer); Chairman and Chief Executive
#1500 Portland, OR 97207                                Officer, BlueCross BlueShield of Oregon; Certified Public Accountant,
Trustee (since 1991)                                    Arthur Young & Company). Oversees 101, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

William E. Mayer(2) (age 65)                            Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                         (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                              1999). Oversees 103(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                      (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                                    Solutions (retail industry technology provider)

---------
  (1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

  (3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

  (4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                                    Officers

         NAME, ADDRESS AND AGE, POSITION WITH
        COLUMBIA FUNDS, YEAR FIRST ELECTED OR
                  APPOINTED TO OFFICE                                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------  ---------------------------------------------------------------------------
Christopher L. Wilson (age 48)                          Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                                    Advisor since January, 2005; President of the Columbia Funds, Liberty Funds
Boston, MA 02111                                        and Stein Roe Funds since October, 2004; President and Chief Executive
President (since 2004)                                  Officer of the Nations Funds since January, 2005; President of the Galaxy
                                                        Funds since April 2005; Director of Bank of America Global Liquidity Funds,
                                                        plc since May 2005; Director of Banc of America Capital Management
                                                        (Ireland), Limited since May 2005; Senior Vice President of BACAP
                                                        Distributors LLC since January, 2005; Director of FIM Funding, Inc. since
                                                        January, 2005; Senior Vice President of Columbia Funds Distributor, Inc.
                                                        since January, 2005; Director of Columbia Funds Services, Inc. since
                                                        January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                        Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (age 41)                           Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                                    Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                        President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                                  Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                        October, 2004; Chief Accounting Officer and Controller of the Liberty Funds
                                                        and All-Star Funds from February, 1998 to October, 2000); Treasurer of the
                                                        Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                                        Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (age 54)                                Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                     Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                      (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and Chief Compliance              August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to
Officer (since 2004)                                    December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                        Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (age 35)                              Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                    Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                        Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May,
Chief Accounting Officer (since 2004)                   2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004;
                                                        Vice President, Product Strategy & Development of the Liberty Funds and
                                                        Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                        August, 1999).

Jeffrey R. Coleman (age 35)                             Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                                    All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                        Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Controller (since 2004)                                 and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant
                                                        Vice President of CDC IXIS Asset Management Services, Inc. and Assistant
                                                        Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax
                                                        Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (age 46)                             Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                                    December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                        September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                                  Pension Reserves Investment Management Board from September, 1997 to March,
                                                        2001).

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                        COLUMBIA MANAGEMENT ADVISORS, LLC
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02110-2624


                                - LEGAL COUNSEL -
                                ROPES & GRAY LLC
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624


                               - TRANSFER AGENT -
                       COLUMBIA MANAGEMENT SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                              SHC-42/89541-08/05 (09/05) 05/7535

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA MANAGEMENT DISTRIBUTORS, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT YOUR COLUMBIA MANAGEMENT REPRESENTATIVE OR VISIT www.columbiamanagement.com FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed for the series of the registrant whose report to stockholders is included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                   2005                   2004
                $  390,300             $  357,600

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                   2005                   2004
                $  55,500              $  49,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2005 represents 15 series of the registrant, while fiscal year 2004 includes 14 series of the registrant.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                   2005                   2004
                $  48,800              $  43,500

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns (15 series in fiscal year 2005 and 12 series in fiscal year
2004) and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 also includes review of compliance documents and consultation and assistance with foreign tax filings, while fiscal year 2004 includes the review of calculations of required shareholder distributions for seven series, tax research and consultation and assistance with foreign tax filings.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                   2005                   2004
                   $  0                   $  0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and
     -    Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2005 and July 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended July 31, 2005 and July 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended July 31, 2005 and July 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended July 31, 2005 and July 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately

$95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended July 31, 2005 and July 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                             CMG Fund Trust
            ----------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                September 26, 2005
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)            /s/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President



Date                                September 26, 2005
    ------------------------------------------------------------------------



By (Signature and Title)            /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer



Date                                September 26, 2005
    ------------------------------------------------------------------------